PRINCIPAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT B

PREMIER VARIABLE

This prospectus is dated May 1, 2008

This prospectus describes Premier Variable Annuity, a group variable annuity, contract for employer-sponsored qualified and non-qualified retirement plans (the “Contract”), issued by Principal Life Insurance Company (the “Company”) and is designed to aid in retirement planning. The Company no longer offers or issues the Contract. This prospectus is only for the use of current Contractholders. The Contract is funded with the Principal Life Insurance Company Separate Account B (“Separate Account”). The assets of the Separate Account divisions (“divisions”) are invested in the following underlying mutual funds:

Principal Variable Contracts Funds, Inc.(1)– Class 1

• Asset Allocation Account	• LargeCap S&P 500 Index Account(6)
• Balanced Account	• LargeCap Value Account(7)
• Bond & Mortgage Securities Account(2)	• MidCap Blend Account(8)
• Diversified International Account	• MidCap Growth I Account(9)
• Equity Income Account(3)	• MidCap Value II Account(10)
• Government & High Quality Bond Account	• Money Market Account
• International Emerging Markets Account	• Real Estate Securities Account
• International SmallCap Account	• SmallCap Blend Account (11), (12)
• LargeCap Growth Account(4)	• SmallCap Growth II Account (13)
• LargeCap Growth I Account(5)	• SmallCap Value I Account (14)

(1)	Effective May 17, 2008, Principal Variable Contracts Fund, Inc. changed its name to Principal Variable Contracts Funds, Inc.

(2)	Effective May 17, 2008, the Bond Account changed its name to Bond & Mortgage Securities Account.

(3)	Effective May 17, 2008, the Equity Income I Account changed its name to Equity Income Account.

(4)	Effective May 17, 2008, the Growth Account changed its name to LargeCap Growth Account.

(5)	Effective May 17, 2008, the Equity Growth Account changed its name to LargeCap Growth I Account.

(6)	Effective May 17, 2008, the LargeCap Stock Index Account changed its name to LargeCap S&P 500 Index Account.

(7)	Effective May 17, 2008, the Capital Value Account changed its name to LargeCap Value Account.

(8)	Effective May 17, 2008, the MidCap Account changed its name to MidCap Blend Account.

(9)	Effective May 17, 2008, the MidCap Growth Account changed its name to MidCap Growth I Account.

(10)	Effective May 17, 2008, the MidCap Value Account changed its name to MidCap Value II Account.

(11)	Effective November 19, 2007, the SmallCap Account closed to new investors.

(12)	Effective May 17, 2008, the SmallCap Account changed its name to SmallCap Blend Account.

(13)	Effective May 17, 2008, the SmallCap Growth Account changed its name to SmallCap Growth II Account.

(14)	Effective May 17, 2008, the SmallCap Value Account changed its name to SmallCap Value I Account,

This prospectus provides information about the Contract and the Separate Account that an investor ought to know before investing. It should be read and retained for future reference. Additional information about the Contract, including a Statement of Additional Information (“SAI”), dated May 1, 2007, has been filed with the Securities and Exchange Commission (“SEC”). The SAI is part of this prospectus. The table of contents of the SAI appears at the end of this prospectus. A copy of the SAI can be obtained, free of charge, upon request by writing or telephoning:

Princor Financial Services Corporation
Des Moines, IA 50392-2080
Telephone: 1-800-633-1373

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus is valid only when accompanied by the current prospectuses for the underlying mutual funds which should be kept for future reference.

The Contract offered by this prospectus may not be available in all states. This prospectus does not constitute an offer to sell, or solicitation of any offer to buy, any interest in or participation in the Contract in any jurisdiction in which such an offer or solicitation may not lawfully be made. No person is authorized to give any information or to make any representations in connection with the Contract other than those contained in this prospectus.

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GLOSSARY OF SPECIAL TERMS

Aggregate Investment Account Value – The sum of the Investment Account Values for Investment Accounts which correlate to a Plan Participant.

Annual Average Balance – The total value at the beginning of the Deposit Year of all Investment Accounts which correlate to a Plan Participant under the Contract and other Plan assets which correlate to a Plan Participant that are not allocated to the Contract or an Associated or Companion Contract but for which the Company provides recordkeeping services (“Outside Assets”), adjusted by the time weighted average of Contributions to, and withdrawals from, Investment Accounts and Outside Assets (if any) which correlate to the Plan Participant during the period.

Annuity Change Factor – The factor used to determine the change in value of a Variable Annuity in the course of payment.

Annuity Commencement Date – The beginning date for Annuity Payments.

Annuity Premium – The amount applied under the Contract to purchase an annuity.

Annuity Purchase Date – The date an Annuity Premium is applied to purchase an annuity.

Associated Contract – An annuity contract issued by the Company to the same Contractholder to fund the same or a comparable Plan as determined by the Company.

Commuted Value – The dollar value, as of a given date, of remaining Annuity Payments. It is determined by the Company using the interest rate assumed in determining the initial amount of monthly income and assuming no variation in the amount of monthly payments after the date of determination.

Companion Contract – An unregistered group annuity contract offering guaranteed interest crediting rates and which is issued by the Company to the Contractholder for the purpose of funding benefits under the Plan. The Company must agree in writing that a contract is a Companion Contract.

Contract Date – The date this Contract is effective, as shown on the face page of the Contract.

Contract Year – A period beginning on a Yearly Date and ending on the day before the next Yearly Date.

Contractholder – The entity to which the Contract will be issued, which will normally be an Employer, an association, or a trust established for the benefit of Plan Participants and their beneficiaries.

Contributions – Amounts contributed under the Contract which are accepted by the Company.

Deposit Year – The twelve-month period ending on a day selected by the Contractholder.

Division – The part of the Separate Account which is invested in shares of an underlying mutual fund.

Employer – The corporation, sole proprietor, firm, organization, agency or political subdivision named as employer in the Plan and any successor.

Flexible Income Option – A periodic distribution from the Contract in an amount equal to the minimum annual amount determined in accordance with the minimum distribution rules of the Internal Revenue Code, or a greater amount as requested by the Owner of Benefits.

Funding Agent – An insurance company, custodian or trustee designated by the Contractholder and authorized to receive any amount or amounts transferred from the Contract. Funding Agent will also mean the Company where the Contractholder directs the Company to transfer such amounts from the Contract to another group annuity contract issued by the Company to the Contractholder.

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Internal Revenue Code (“Code”) – The Internal Revenue Code of 1986, as amended, and the regulations thereunder. Reference to the Internal Revenue Code means such Code or the corresponding provisions of any subsequent revenue code and any regulations thereunder.

Investment Account – An account that correlates to a Plan Participant established under the Contract for each type of Contribution and for each Division in which the Contribution is invested.

Investment Account Value – The value of an Investment Account for a Division which on any date will be equal to the number of units then credited to such Investment Account multiplied by the Unit Value of this series of contracts for that Division for the Valuation Period in which such date occurs.

Mutual Fund – A registered open-end investment company in which a Division of the Separate Account invests.

Net Investment Factor – The factor used to determine the change in Unit Value of a Division during a Valuation Period.

Notification – Any form of notice received by the Company at the Company’s home office and approved in advance by the Company including written forms, electronic transmissions, telephone transmissions, facsimiles and photocopies.

Owner of Benefits – The entity or individual that has the exclusive right to be paid benefits and exercise rights and privileges pursuant to such benefits. The Owner of Benefits is the Plan Participant under all Contracts except Contracts used to fund General Creditor Non-Qualified Plans (see “Summary”) wherein the Contractholder is the Owner of Benefits.

Plan – The Plan established by the Employer in effect on the date the Contract is executed and as amended from time to time, which the Employer has designated to the Company in writing as the Plan funded by the Contract.

Plan Participant – A person who is (i) a participant under the Plan, (ii) a beneficiary of a deceased Plan Participant, or (iii) an alternate payee under a Qualified Domestic Relations Order in whose name an Investment Account has been established under this Contract.

Qualified Domestic Relations Order – A Qualified Domestic Relations Order as defined in Code Section 414 (p)(1)(A).

Quarterly Date – The last Valuation Date of the third, sixth, ninth and twelfth month of each Deposit Year.

Separate Account – A separate account established by the Company under Iowa law to receive Contributions under the Contract offered by this prospectus and other contracts issued by the Company. It is divided into each of which invest in a corresponding underlying mutual fund.

Termination of Employment – A Plan Participant’s termination of employment with the determined under the Plan and as reported to the Company.

Unit Value – The value of a unit of a Division of the Separate Account.

Valuation Date – The date as of which the net asset value of an underlying mutual fund is determined.

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Valuation Period – The period between the time as of which the net asset value of an Account is determined on one Valuation Date and the time as of which such value is determined on the next following Valuation Date.

Variable Annuity Payments – A series of periodic payments, the amounts of which are not guaranteed but which will increase or decrease to reflect the investment experience of the LargeCap Capital Value Division of the Separate Account. Periodic payments made pursuant to the Flexible Income Option are not Variable Annuity Payments.

Variable Annuity Reserves – The reserves held for annuities in the course of payment for the Contract.

Yearly Date – The Contract Date and the same day of each year thereafter.

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SYNOPSIS

The following tables describe the fees and expenses that a Contractholder will pay when they own and/or surrender the Contract. The first table describes the fees and expenses that a Contractholder will pay at the time that the Contract is surrendered or cash value transferred between Divisions.

Contractholder transaction expenses
Sales charge imposed on purchase payments (as a percentage of purchase payments)	none

Transaction Fees (as a percentage of amount surrendered)
• guaranteed maximum	• the lesser of $25 or 2.00% of each unscheduled partial surrender after the 12th in a Contract Year
• current	• none

Transfer Fee
• guaranteed maximum	• the lesser of $30 or 2.00% of each unscheduled transfer after the 12th in a Contract Year plus a $15 charge if transfers are made via paper instruction
• current	• none (if transfer instructions are received via our toll-free number); a $15 charge is imposed if transfers are made via paper instruction

Documentation Expense
• Principal Standard Plan • Principal Custom-written Plan initial plan document plan amendments summary plan booklet • Plan not provided by Principal - summary plan booklet	$125 $700 $300 $500 $900

The next table describes the fees and expenses that a Contractholder will pay periodically during the time that they own the Contract, not including underlying mutual fund fees and expenses.

Contractholder periodic expenses
Separate Account Annual Expenses (as a percentage of average account value)
• guaranteed maximum	1.25%
• current	0.42%

Annual Recordkeeping Expense paid quarterly(1)
• maximum charge (5,000 plan participants or more)	$10 per participant + $25,316
• minimum charge (1 through 25 plan participants)	$2,250

Annual Recordkeeping Expense for Outside Assets(2)
• maximum charge (5,000 plan participants or more)	$4.50 per member + $11,392
• minimum charge (1 through 25 plan participants)	$1,000

Location Fee
• one location	none
• each additional location	$150 per quarter for each employee location

Flexible Income Option (if elected by the Owner of Benefits)	$25 per year

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(1)	If reports are provided annually, the recordkeeping expense is reduced by 9%; if the Company performs no more than one non-discrimination test in a Deposit Year the recordkeeping expense is increased (reduced) by 3% for each additional test performed (or test not performed); and the recordkeeping expense is increased by 10% if the standard reporting format is not used.
(2)	The charge calculated will be increased by 15% for the second and each additional Outside Asset for which the Company provides recordkeeping services.

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that a Contractholder may pay periodically during the time that they own the Contract. More detail concerning the fees and expenses of each underlying mutual fund is contained its prospectus.

Annual Underlying Mutual Fund Operating Expenses as of December 31, 2007

	Minimum	Maximum
Total annual underlying mutual fund operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees and other expenses)	0.26%	1.41%

Annual expenses of the mutual funds (as a percentage of average net assets) as of December 31, 2007:

The following table shows the annual fees and expenses charged by each underlying mutual fund (as a percentage of average net assets) as discussed in each fund’s current prospectus for the fiscal year ended December 31, 2007.

				Acquired
				Fund
				(“Underlying
				Fund”)	Total	Contractual
	Management	12b-1	Other	Fees and	Gross	Net
Underlying Mutual Funds	Fees	Fees(1)	Expenses	Expenses	Expenses(2)	Expenses

Principal VCF Asset Allocation Account — Class 1	0.80%	N/A	0.02%	0.03%	0.85%
Principal VCF Balanced Account — Class 1	0.60	N/A	0.03		0.63
Principal VCF Bond & Mortgage Securities Account — Class 1	0.41	N/A	0.01		0.42
Principal VCF Diversified International Account — Class 1	0.81	N/A	0.09		0.90
Principal VCF Equity Income Account — Class 1	0.49	N/A	0.00		0.49
Principal VCF Government & High Quality Bond Account — Class 1	0.45	N/A	0.00		0.45
Principal VCF International Emerging Markets Account — Class 1	1.25	N/A	0.16		1.41
Principal VCF International SmallCap Account — Class 1	1.17	N/A	0.09		1.26
Principal VCF LargeCap Growth Account — Class 1	0.68	N/A	0.00		0.68
Principal VCF LargeCap Growth I Account — Class 1	0.75	N/A	0.00		0.75
Principal VCF LargeCap S&P 500 Index Account — Class 1	0.25	N/A	0.01		0.26
Principal VCF LargeCap Value Account — Class 1	0.59	N/A	0.01		0.60
Principal VCF MidCap Blend Account — Class 1	0.55	N/A	0.01		0.56
Principal VCF MidCap Growth I Account — Class 1	0.90	N/A	0.01		0.91
Principal VCF MidCap Value II Account — Class 1	1.05	N/A	0.01		1.06
Principal VCF Money Market Account — Class 1	0.46	N/A	0.01		0.47
Principal VCF Real Estate Securities Account — Class 1	0.85	N/A	0.01		0.86
Principal VCF SmallCap Blend Account(3) — Class 1	0.85	N/A	0.01	0.05	0.91
Principal VCF SmallCap Growth II Account — Class 1	0.99	N/A	0.02		1.01
Principal VCF SmallCap Value I Account — Class 1(4)	1.07	N/A	0.02	0.03	1.12	1.04

(1)	Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(2)	The Company and Princor Financial Services Corporation may receive a portion of the underlying fund expenses for record keeping, marketing and distribution services.

(3)	Effective November 19, 2007, the SmallCap Blend Account closed to new investors.

(4)	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 30, 2009. The expense limits will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 1.01% for Class 1.

8 SYNOPSIS	Premier Variable Annuity
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EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contractholder transaction expenses, contract fees, Separate Account annual expenses, and underlying mutual fund fees and expenses.

This Example assumes

•	the Plan Participant invests $10,000 in the Contract for the time periods indicated;

•	the investment has a 5% return each year; and

•	the maximum annual fees and operating expenses for any underlying mutual fund as of December 31, 2007 (without voluntary waivers of fees by the underlying fund, if any).

Although actual costs may be higher or lower, based on these assumptions, the costs would be as shown below:

	If the Owner of Benefits Surrenders
	the Contract at the End of the Applicable Time Period
Separate Account Divisions	1 Year	3 Years	5 Years	10 Years

Asset Allocation Division
Balanced Division	$130	$410	$719	$1,637
Bond & Mortgage Securities Division	108	339	595	1,353
Diversified International Division	86	271	476	1,083
Equity Income Division	135	426	747	1,701
Government & High Quality Bond Division	93	294	515	1,173
International Emerging Markets Division	89	281	493	1,121
International SmallCap Division	188	591	1,036	2,359
LargeCap Growth Division	172	543	951	2,165
LargeCap Growth I Division	113	355	623	1,418
LargeCap S&P 500 Index Division	120	378	663	1,508
LargeCap Value Division	70	220	385	877
MidCap Blend Division	105	330	578	1,315
MidCap Growth I Division	100	317	555	1,263
MidCap Value II Division	136	430	753	1,714
Money Market Division	152	478	838	1,908
Real Estate Securities Division	91	288	504	1,147
SmallCap Blend Division	131	414	725	1,650
SmallCap Growth II Division	136	430	753	1,714
SmallCap Value I Division	147	462	810	1,843

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SUMMARY

The following summary should be read in conjunction with the detailed information appearing elsewhere in this prospectus.

The group variable annuity contract described in this prospectus was issued by the Company and designed to aid in retirement planning. The Contract provides for the accumulation of Contributions and the payment of Variable Annuity Payments on a completely variable basis. As of January 1, 2006, the contract is no longer offered or issued.

Contributions
The Contract prescribes no limits on the minimum Contribution which may be made to an Investment Account. Plan Participant maximum Contributions are discussed under “Federal Tax Status.” Contributions may also be limited by the Plan. The Company may also limit Contributions on 60-days notice.

All Contributions made pursuant to the Contract are allocated to one or more Investment Accounts which correlate to a Plan Participant. An Investment Account is established for each type of Contribution for each Division of the Separate Account. A complete list of the divisions available under this Contract may be found in the Table of Separate Account Divisions later in this prospectus. Each Division Invests in shares of an underlying mutual fund. More detailed information about the underlying mutual funds may be found in the current prospectus for the underlying mutual fund.

The Contractholder may choose to limit the number of Divisions available to the Owner of Benefits, but the Money Market Division may not be so restricted to the extent the Division is necessary to permit the Company to allocate initial Contributions and the LargeCap Value Division may not be so restricted to the extent the Division is necessary to permit the Company to pay Variable Annuity Payments. Additional Divisions may be added in the future. If no direction is provided for a particular Contribution, such Contribution will be allocated to an Investment Account which is invested in the Money Market Division.

Contribution may be made by personal or financial institution check (for example, a bank or cashier’s check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers checks, credit card checks or foreign checks.

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Distributions, Transfers, and Withdrawals
Variable Annuity Payments will be made on and after a Plan Participant’s Annuity Commencement Date. All Variable Annuity Payments will reflect the performance of the mutual fund underlying the LargeCap Value Division and therefore the annuitant is subject to the risk that the amount of variable annuity payments may decline. (See “Income Benefits.”)

Generally, at any time prior to the Annuity Purchase Date, the Owner of Benefits may transfer all or any portion of an Investment Account which correlates to a Plan Participant to another available Investment Account correlating to such Plan Participant. If a Companion Contract has been issued to the Contractholder to fund the Plan, and if permitted by the Plan and Companion Contract, amounts transferred from such Companion Contract may be invested in this Contract to establish Investment Accounts which correlate to a Plan Participant at any time at least one month before the Annuity Commencement Date. Similarly, if the Company has issued a Companion Contract to the Contractholder, and if permitted by the Plan and the Companion Contract, the Owner of Benefits, subject to certain limitations, may file a Notification with the Company to transfer all or a portion of the Investment Account values which correlate to a Plan Participant to the Companion Contract. (See “Withdrawals and Transfers.”) In addition, subject to any Plan limitations or any reduction for vesting provided for in the Plan as to amounts available, the Owner of Benefits may withdraw cash from the Investment Accounts that correlate to the Plan Participant at any time prior to the Plan Participant’s termination of employment, disability, retirement or the Annuity Purchase Date subject to any charges that may be applied. See “Withdrawals and Transfers.” Note that withdrawals before age 59 1/2 may involve an income tax penalty. See “Federal Tax Status.” No withdrawals are permitted after the Annuity Purchase Date.

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THE COMPANY

The Company is a stock life insurance company with authority to transact life and annuity business in all states of the United States and the District of Columbia. The Company’s home office is located at: Principal Financial Group, Des Moines, Iowa 50392. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a wholly owned direct subsidiary of Principal Financial Group, Inc., a publicly-traded company.

On June 24,1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. The Company became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911. In 1986, the Company changed our name to Principal Mutual Life Insurance Company. In 1998, the Company became Principal Life Insurance Company, a subsidiary stock life insurance company of Principal Mutual Holding Company, as part of a reorganization into a mutual insurance holding company structure. In 2001, Principal Mutual Holding Company converted to a stock company through a process called demutualization, resulting in the Company’s current organizational structure.

THE SEPARATE ACCOUNT

Separate Account B was established under Iowa law on January 12, 1970 and was registered as a unit investment trust with the SEC on July 17, 1970. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account. The Company does not guarantee the investment results of the Separate Account. There is no assurance that the value of the Contract will equal the total of the contributions made under the Contract.

The Separate Account is not affected by the rate of return of our general account or by the investment performance of any of the Company’s other assets. Any income, gain, or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Obligations arising from the Contract, including the promise to make annuity benefit payments, are general corporate obligations of the Company. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract may not be charged with liabilities arising from any of the Company’s other businesses.

The Separate Account is divided into divisions. The assets of each division invest in a corresponding underlying mutual fund. New divisions may be added and made available. Divisions may also be eliminated from the Separate Account following SEC approval.

THE UNDERLYING MUTUAL FUNDS

The underlying mutual funds are registered under the Investment Company Act of 1940 as open-end investment management companies. The underlying mutual funds provide the investment vehicles for the Separate Account. A full description of the underlying mutual funds, the investment objectives, policies and restrictions, charges and expenses and other operational information are contained in the accompanying prospectuses (which should be read carefully before investing) and the Statement of Additional Information (“SAI”). You may request additional copies of these documents without charge from your registered representative or by calling us at 1-800-852-4450.

The Company purchases and sells shares of the underlying mutual funds for the Separate Account at their net asset value. Shares represent interests in the underlying mutual fund available for investment by the Separate Account. Each underlying mutual fund corresponds to one of the divisions. The assets of each division are separate from the others. A division’s performance has no effect on the investment performance of any other division.

The underlying mutual funds are NOT available to the general public directly. The underlying mutual funds are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should

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understand that the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of any underlying mutual fund may differ substantially from the investment performance of a publicly traded mutual fund.

The Table of Separate Account Divisions later in this prospectus contains a brief summary of the investment objectives of, the advisor and, if applicable, sub-advisor for, each division.

Deletion or Substitution of Divisions

The Company reserves the right to make certain changes if, in the Company’s judgement, they best serve your interests or are appropriate in carrying out the purpose of the Contract. Any changes are made only to the extent and in the manner permitted by applicable laws. Also, when required by law, the Company will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases.

Voting Rights

The Company votes shares of the underlying mutual funds owned by the Separate Account according to the instructions of the person that holds the voting interest in the units of the division.

The Company will notify the person that holds the voting interest in the units of shareholder meetings of the mutual funds underlying the divisions.

During the accumulation period, the owner of benefits is the person having the voting interest in the units of the Division attributable to the Investment Accounts which correlate to the Plan Participant. The number of units held in the Separate Account which are attributable to each Investment Account is determined by dividing the Investment Account value attributable to a Division of the Separate Account by the net asset value of one share of the underlying mutual fund.

During the annuity period, the person then entitled to variable annuity payments has the voting interest in the units of the Division attributable to the variable annuity. The number of units held in the Separate Account which are attributable to each variable annuity is determined by dividing the reserve for the variable annuity by the net asset value of one share of the underlying mutual fund. The voting interest in the shares of the underlying mutual fund attributable to the variable annuity will ordinarily decrease during the annuity period since the reserve for the variable annuity decreases due to the reduction in the expected payment period.

The Company determines the number of underlying fund shares the owner of benefits or payees of variable annuities may instruct us to vote as of the record date established by the underlying mutual fund for its shareholder meeting. The Company will send the owner of benefits or payees of variable annuities proxy materials and instructions for the owner of benefits or payees of variable annuities to provide voting instructions to the Company. The Company will arrange for the handling and tallying of proxies received. If no voting instructions are received, the Company will vote those shares in the same proportion as shares for which the Company received instructions. In the event that applicable law changes or the Company are required by regulators to disregard voting instructions, the Company may decide to vote the shares of the underlying mutual funds in its own right.

NOTE:	Because there is no required minimum number of votes, a small number of votes can have a disproportionate effect.

DEDUCTIONS UNDER THE CONTRACT

A mortality and expense risks charge is deducted under the Contract. There are also deductions from and expenses paid out of the assets of the underlying mutual fund as described in the Fund’s prospectus.

Mortality and Expense Risks Charge
Variable Annuity Payments will not be affected by adverse mortality experience or by any excess in the actual sales and administrative expenses over the charges provided for in the Contract. The Company assumes the risks that (i) Variable Annuity Payments will continue for a longer period than anticipated and (ii) the allowance for administration

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expenses in the annuity conversion rates will be insufficient to cover the actual costs of administration relating to Variable Annuity Payments. For assuming these risks, the Company, in determining Unit Values and Variable Annuity Payments, makes a charge as of the end of each Valuation Period against the assets of the Separate Account held with respect to the Contract. The charge is equivalent to a simple annual rate of 0.42%. The Company does not believe that it is possible to specifically identify that portion of the 0.42% deduction applicable to the separate risks involved, but estimates that a reasonable approximate allocation would be 0.28% for the mortality risks and 0.14% for the expense risks. The mortality and expense risks charge may be changed by the Company at any time by giving not less than 60-days prior written notice to the Contractholder. However, the charge may not exceed 1.25% on an annual basis, and only one change may be made in any one-year period. If the charge is insufficient to cover the actual costs of the mortality and expense risk assumed, the financial loss will fall on the Company; conversely, if the charge proves more than sufficient, the excess will be a gain to the Company.

Transaction Fee
The Company reserves the right to charge a transaction fee of the lesser of $25 or 2% of each unscheduled partial surrender after the twelfth unscheduled partial surrender in a Contract Year. The fee will be taken by redeeming a sufficient number of units from the Investment Account(s) from which the unscheduled partial surrender is made by an amount equal to the fee. If the Investment Account(s) from which the withdrawal is made is insufficient to permit the full amount of the fee to be taken, a sufficient number of units from the Plan Participant’s other Investment Accounts will be redeemed on a pro rata basis in an amount equal to the fee. If the amounts in the Plan Participant’s Investment Accounts are insufficient to permit the full amount of the fee to be taken, the amount of the unscheduled partial surrender will be reduced by an amount equal to the fee.

Transfer Fee
The Company also reserves the right to charge a transfer fee of the lesser of $30 or 2% of each unscheduled transfer after the twelfth unscheduled transfer in a Contract Year. The fee will be taken by redeeming a sufficient number of units from the Investment Account(s) from which the unscheduled transfer is made by an amount equal to the fee. If the Investment Account(s) from which the unscheduled transfer is made is insufficient to permit the full amount of the fee to be taken, a sufficient number of units from the Plan Participant’s other Investment Accounts will be redeemed on a pro rata basis in an amount equal to the fee.

OTHER EXPENSES

The Contractholder is obligated to pay additional expenses associated with the servicing of the Contract and the Plan in accordance with the terms of a Service and Expense Agreement between the Contractholder and the Company. The Contractholder, in its sole discretion, elects whether to pay these expenses directly or directs the Company to deduct the fees from the Investment Accounts that correlate to a Plan Participant. If expenses are deducted from the Investment Accounts, the charges will be allocated among Investment Accounts which correlate to the Plan Participant in proportion to the relative value of such Investment Accounts and will be effected by canceling a number of units in each such Investment Account equal to such Investment Account’s proportionate share of the deductions. Please see Appendix A for services available under the contract.

SURPLUS DISTRIBUTION AT SOLE DISCRETION OF THE COMPANY

It is not anticipated that any divisible surplus will ever be distributable to the Contract in the future because the Contract is not expected to result in a contribution to the divisible surplus of the Company. However, if any distribution of divisible surplus is made, it will be made to Investment Accounts in the form of additional units.

THE CONTRACT

The Contract is significantly different from a fixed annuity. The owner of a variable annuity assumes the risk of investment gain or loss (as to amounts in the divisions) rather than the Company. The amount available for annuity payments under the Contract is not guaranteed and varies with the investment performance of the underlying mutual funds. There can be no assurance that the owner’s investment objectives will be achieved.

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The Contracts were issued to an Employer or association or a trust established for the benefit of Plan Participants and their beneficiaries. The Company issued a pre-retirement certificate describing the benefits under the Contract to Plan Participants who reside in a state that requires the issuance of such certificates. Contributions that correlate to a Plan Participant are allocated to and invested in the Division or Divisions that are chosen as of the end of the Valuation Period in which such Contribution is received by the Company at its home office in Des Moines, Iowa. If the allocation instructions are late, or not completed, the Company will invest such unallocated Contributions in the Money Market Division on the date such Contributions are received. After complete allocation instructions have been received by the Company, all future Contributions will be allocated to the chosen Divisions as of the end of the Valuation period in which such Contributions are received. The Contractholder may limit the number of Divisions available to the Owner of Benefits, but the Money Market Division may not be so restricted to the extent the Division is necessary to permit the Company to allocate initial Contributions as described above and the LargeCap Value Division may not be so restricted to the extent the Division is necessary to permit the Company to pay Variable Annuity Payments.

A. Contract Values and Accounting Before Annuity Commencement Date

1.	Investment Accounts

An Investment Account or Accounts correlating to a Plan Participant will be established for each type of Contribution and for each Division of the Separate Account in which such Contribution is invested.

Investment Accounts will be maintained until the Investment Account Values are either (a) applied to effect Variable Annuity benefits, (b) paid to the Owner of Benefits or the beneficiary, (c) transferred in accordance with the provisions of the Contract or (d) cancelled to pay the recordkeeping expenses for a Plan Participant where Termination of Employment, retirement or death has occurred or for an alternate payee under a Qualified Domestic Relations Order.

Each Contribution will be allocated to the Division or Divisions designated by the Notification on file with the Company and will result in a credit of units to the appropriate Investment Account. The number of units so credited will be determined by dividing the portion of the Contributions allocated to the Division by the Unit Value for such Division for the Valuation Period within which the Contribution was received by the Company at its home office in Des Moines, Iowa.

2.	Unit Value

The Unit Value for a Contract which participates in a Division of the Separate Account determines the value of an Investment Account consisting of contributions allocated to that Division. The Unit Value for each Division for the Contract is determined on each day on which the net asset value of its underlying mutual fund is determined. The Unit Value for a Valuation Period is determined as of the end of that valuation period. The investment performance of the underlying mutual fund and deducted expenses affect the Unit Value.

For this series of Contracts, the Unit Value for each Division will be fixed at $1.00 for the Valuation Period in which the first amount of money is credited to the Division. A Division’s Unit Value for any later Valuation Period is equal to its Unit Value for the immediately preceding Valuation Period multiplied by the Net Investment Factor (see below) for that Division for this series of Contracts for the later Valuation Period.

3.	Net Investment Factor

Each Net Investment Factor is the quantitative measure of the investment performance of each Division of the Separate Account.

For any specified Valuation Period the Net Investment Factor for a Division for this series of Contracts is equal to

a)	the quotient obtained by dividing (i) the net asset value of a share of the underlying mutual fund as of the end of the Valuation Period, plus the per share amount of any dividend or other distribution made by the mutual fund during the Valuation Period (less an adjustment for taxes, if any) by (ii) the net asset value of a share of the mutual fund as of the end of the immediately preceding Valuation Period, reduced by

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b) a mortality and expense risks charge, equal to a simple interest rate for the number of days within the Valuation Period at an annual rate of 0.42%.

The amounts derived from applying the rate specified in subparagraph b) above and the amount of any taxes referred to in subparagraph a) above will be accrued daily and will be transferred the Separate Account at the discretion of the Company.

4.	Hypothetical Example of Calculation of Unit Value for all Divisions Except the Money Market Division

The computation of the Unit Value may be illustrated by the following hypothetical example. Assume that the current net asset value of an underlying mutual fund share is $14.8000; that there were no dividends or other distributions made by the underlying mutual fund and no adjustment for taxes since the last determination; that the net asset value of an underlying mutual fund share last determined was $14.7800; that the last Unit Value was $1.0185363; and that the Valuation Period was one day.

To determine the current Net Investment Factor, divide $14.8000 by $14.7800 which produces 1.0013532 and deduct from this amount the mortality and expense risks charge of 0.0000090, which is the rate for one day that is equivalent to a simple annual rate of 0.33%. The result, 1.0013442, is the current Net Investment Factor. The last Unit Value ($1.0185363) is then multiplied by the current Net Investment Factor (1.0013442) which produces a current Unit Value of $1.0199054.

5.	Hypothetical Example of Calculation of Unit Value for the Money Market Division

The computation of the Unit Value may be illustrated by the following hypothetical example. Assume that the current net asset value of an underlying mutual fund share is $1.0000; that a dividend of 0.0328767 cents per share was declared by the underlying mutual fund prior to calculation of the net asset value of the underlying mutual fund share and that no other distributions and no adjustment for taxes were made since the last determination; that the net asset value of an underlying mutual fund share last determined was $1.0000; that the last Unit Value was $1.0162734; and that the Valuation Period was one day.

To determine the current Net Investment Factor, add the current net asset value ($1.0000) to the amount of the dividend ($0.000328767) and divide by the last net asset value ($1.0000), which when rounded to seven places equals 1.0003288. Deduct from this amount the mortality and expense risks charge of 0.0000090 (the proportionate rate for one day based on a simple annual rate of 0.33%). The result (1.0003198) is the current Net Investment Factor. The last Unit Value ($1.0162734) is then multiplied by the current Net Investment Factor (1.0003198), resulting in a current Unit Value of $1.0165984.

B.	Income Benefits

Income Benefits consist of either monthly Variable Annuity Payments or periodic payments made on a monthly, quarterly, semi-annual or annual basis pursuant to the Flexible Income Option.

1.	Variable Annuity Payments

The amount applied to provide Variable Annuity Payments must be at least $1,750. Variable Annuity Payments will be provided by the Investment Accounts which correlate to the Plan Participant held under the LargeCap Value Division. Thus, if the Owner of Benefits elects Variable Annuity Payments, any amounts that are to be used to provide Variable Annuity Payments will be transferred to Investment Accounts held under the LargeCap Value Division as of the last Valuation Date in the month which begins two months before the Annuity Commencement Date. After any such transfer, the value of the LargeCap Value Division Investment Accounts will be applied on the Annuity Purchase Date to provide Variable Annuity Payments. The Annuity Commencement Date, which will be one month following the Annuity Purchase Date, will be the first day of a month. Thus, if the Annuity Commencement Date is August 1, the Annuity Purchase Date will be July 1, and the date of any transfers to a LargeCap Value Division Investment Account will be the Valuation Date immediately preceding July 1.

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The Annuity Commencement Date must be no later than the date the Plan Participant is required to take a required distribution under the Internal Revenue Code. See “Federal Tax Status.”

a.	Selecting a Variable Annuity

Variable Annuity Payments will be made to an Owner of Benefits beginning on the Annuity Commencement Date and continuing thereafter on the first day of each month. An Owner of Benefits may select an Annuity Commencement Date by Notification to the Company. The date selected may be the first day of any month the Plan allows which is at least one month after the Notification. Generally, the Annuity Commencement Date cannot begin before the Plan Participant is age 59 1/2, separated from service, or is totally disabled. See “Federal Tax Status” for a discussion of required distributions and the federal income tax consequences of distributions.

At any time not less than one month preceding the desired Annuity Commencement Date, an Owner of Benefits may, by Notification, select one of the annuity options described below (see “Forms of Variable Annuities”). If no annuity option has been selected at least one month before the Annuity Commencement Date, and if the Plan does not provide one, payments which correlate to an unmarried Plan Participant will be made under the annuity option providing Variable Life Annuity with Monthly Payments Certain for Ten Years. Payments to a married Plan Participant will be made under the annuity option providing a Variable Life Annuity with One-Half Survivorship.

b.	Forms of Variable Annuities

Because of certain restrictions contained in the Code and regulations thereunder, an annuity option is not available under a contract used to fund a TDA Plan or 401(a) Plan unless (i) the joint or contingent annuitant is the Plan Participant’s spouse or (ii) on the Plan Participant’s Annuity Commencement Date, the present value of the amount to be paid while the Plan Participant is living is greater than 50% of the present value of the total benefit to the Plan Participant and the Plan Participant’s beneficiary (or contingent annuitant, if applicable).

An Owner of Benefits may elect to have Investment Account Values applied under one of the following annuity options. However, if the monthly Variable Annuity Payment would be less than $20, the Company may, at its sole option, pay the Investment Account Values in full settlement of all benefits otherwise available.

Variable Life Annuity with Monthly Payments Certain for Zero, Five, Ten, Fifteen or Twenty Years or Installment Refund Period – a Variable Annuity which provides monthly payments during the Plan Participant’s lifetime, and further provides that if, at the death of the Plan Participant, monthly payments have been made for less than a minimum period, e.g. five years, any remaining payments for the balance of such period shall be paid to the Owner of Benefits, if the Owner of Benefits is not the Plan Participant, or to a designated beneficiary unless the beneficiary requests in writing that the Commuted Value of the remaining payments be paid in a single sum. (Designated beneficiaries entitled to take the remaining payments or the Commuted Value thereof rather than continuing monthly payments should consult with their tax advisor to be made aware of the differences in tax treatment.)

The minimum period may be either zero, five, ten, fifteen or twenty years or the period (called “installment refund period”) consisting of the number of months determined by dividing the amount applied under the option by the initial payment. If, for example, $14,400 is applied under a life option with an installment refund period, and if the first monthly payment provided by that amount, as determined from the applicable annuity conversion rates, would be $100, the minimum period would be 144 months ($14,400 divided by $100 per month) or 12 years. A variable life annuity with an installment refund period guarantees a minimum number of payments, but not the amount of any monthly payment or the amount of aggregate monthly payments. The longer the minimum period selected, the smaller will be the amount of the first annuity payment.

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Under the Variable Life Annuity with Zero Years Certain, which provides monthly payments to the Owner of Benefits during the Plan Participant’s lifetime, it would be possible for the Owner of Benefits to receive no annuity payments if the Plan Participant died prior to the due date of the first payment since payment is made only during the lifetime of the Plan Participant.

Joint and Survivor Variable Life Annuity with Monthly Payments Certain for Ten Years – a Variable Annuity which provides monthly payments for a minimum period of ten years and thereafter during the joint lifetimes of the Plan Participant on whose life the annuity is based and the contingent annuitant named at the time this option is elected, and continuing after the death of either of them for the amount that would have been payable while both were living during the remaining lifetime of the survivor. In the event the Plan Participant and the contingent annuitant do not survive beyond the minimum ten year period, any remaining payments for the balance of such period will be paid to the Owner of Benefits, if the owner of Benefits is not the Plan Participant, or to a designated beneficiary unless the beneficiary requests in writing that the Commuted Value of the remaining payments be paid in a single sum. (Designated beneficiaries entitled to take the remaining payments or the Commuted Value thereof rather than continuing monthly payments should consult with their tax advisor to be made aware of the differences in tax treatment.)

Joint and Two-Thirds Survivor Variable Life Annuity – a variable annuity which provides monthly payments during the joint lives of a Plan Participant and the person designated as contingent annuitant with two-thirds of the amount that would have been payable while both were living continuing until the death of the survivor.

Variable Life Annuity with One-Half Survivorship – a variable annuity which provides monthly payments during the life of the Plan Participant with one-half of the amount otherwise payable continuing so long as the contingent annuitant lives.

Under the Joint and Two-thirds Survivor Variable Life Annuity and under the Variable Life Annuity with One-Half Survivorship, it would be possible for the Owner of Benefits and/or contingent annuitant to receive no annuity payments if the Plan Participant and contingent annuitant both died prior to the due date of the first payment since payment is made only during their lifetimes.

Other Options – Other Variable Annuity options permitted under the applicable Plan may be arranged by mutual agreement of the Owner of Benefits and the Company.

c.	Basis of Annuity Conversion Rates

Because women as a class live longer than men, it has been common that retirement annuities of equal cost for women and men of the same age will provide women less periodic income at retirement. The Supreme Court of the United States ruled in Arizona Governing Committee vs. Norris that sex distinct annuity tables under an employer-sponsored benefit plan result in discrimination that is prohibited by Title VII of the Federal Civil Rights Act of 1964. The Court further ruled that sex distinct annuity tables will be deemed discriminatory only when used with values accumulated from employer contributions made after August 1, 1983, the date of the ruling.

Title VII applies only to employers with 15 or more employees. However, certain state Fair Employment Laws and Equal Payment Laws may apply to employers with less than 15 employees.

The Contract offers both sex distinct and sex neutral annuity conversion rates. The annuity rates are used to convert a Plan Participant’s pre-retirement Investment Account Values to a monthly lifetime income at retirement. Usage of either sex distinct or sex neutral annuity rates will be determined by the Contractholder.

For each form of variable annuity, the annuity conversion rates determine how much the first monthly Variable Annuity Payment will be for each $1,000 of the Investment Account Value applied to effect the variable annuity. The conversion rates vary with the form of annuity, date of birth, and, if sex distinct rates are used, the sex of the Plan Participant and the contingent annuitant, if any. The sex neutral guaranteed annuity conversion rates are based upon (i) an interest rate of 2.5% per annum and (ii) mortality according to the

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“1983 Table a for Individual Annuity Valuation” projected with Scale G to the year 2001, set back five years in age. The sex distinct female rates are determined for all Plan Participants in the same way as neutral rates, as described above. The sex distinct male rates are determined for all Plan Participants in the same way as sex neutral rates, as described above, except mortality is not set back five years in age. The guaranteed annuity conversion rates may be changed, but no change which would be less favorable to the Owner of Benefits will take effect for a current Plan Participant.

The Contract provides that an interest rate of not less than 2.5% per annum will represent the assumed investment return. Currently the assumed investment return used in determining the amount of the first monthly payment is 4% per annum. This rate may be increased or decreased by the Company in the future but in no event will it be less than 2.5% per annum. If, under the Contract, the actual investment return (as measured by an Annuity Change Factor, defined below) should always equal the assumed investment return, Variable Annuity Payments would remain level. If the actual investment return should always exceed the assumed investment return, Variable Annuity Payments would increase; conversely, if it should always be less than the assumed investment return, Variable Annuity Payments would decrease.

The current 4% assumed investment return is higher than the 2.5% interest rate reflected in the annuity conversion rates contained in the contract. With a 4% assumption, Variable Annuity Payments will commence at a higher level, will increase less rapidly when actual investment return exceeds 4%, and will decrease more rapidly when actual investment return is less than 4%, than would occur with a lower assumption.

d.	Determining the Amount of the First Variable Annuity Payment

The initial amount of monthly annuity income shall be based on the option selected, the age of the Plan Participant and contingent annuitant, if any, and the Investment Account Values applied as of the Annuity Purchase Date. The initial monthly income payment will be determined on the basis of the annuity conversion rates applicable on such date to such conversions under all contracts of this class issued by the Company. However, the basis for the annuity conversion rates will not produce payments less beneficial to the Owner of Benefits than the annuity conversion rate basis described above.

e.	Determining the Amount of the Second and Subsequent Monthly Variable Annuity Payments

The second and subsequent monthly Variable Annuity Payments will increase or decrease in response to the investment experience of the mutual fund underlying the LargeCap Value Division. The amount of each payment will be determined by multiplying the amount of the monthly Variable Annuity Payment due in the immediately preceding calendar month by the Annuity Change Factor for the LargeCap Value Division for the Contract for the calendar month in which the Variable Annuity Payment is due.

Each Annuity Change Factor for the LargeCap Value Division for a calendar month is the quotient of 1) divided by 2), below:

1)	The number which results from dividing (a) the Contract’s Unit Value for the LargeCap Value Division for the first Valuation Date in the calendar month beginning one month before the given calendar month by (b) the Contract’s Unit Value for such Division for the first Valuation Date in the calendar month beginning two months before the given calendar month.

2)	An amount equal to one plus the effective interest rate for the number of days between the two Valuation Dates specified in subparagraph (1) above at the interest rate assumed to determine the initial payment of variable benefits to the Owner of Benefits.

f.	Hypothetical Example of Calculation of Variable Annuity Payments

Assume that on the date one month before the Annuity Commencement Date the Investment Account Value that is invested in the LargeCap Value Division which correlates to a Plan Participant is $37,592. Using the appropriate annuity conversion factor (assuming $5.88 per $1,000 applied) the Investment Account Value provides a first monthly Variable Annuity Payment of $221.04. To determine the amount of the second monthly payment assume that the LargeCap Value Division Unit Value as of the first Valuation Date in the

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preceding calendar month was $1.3712044 and the Unit Value as of the first Valuation Date in the second preceding calendar month was $1.3273110. The Annuity Change Factor is determined by dividing $1.3712044 by $1.3273110, which equals 1.0330694, and dividing the result by an amount corresponding to the amount of one increased by an assumed investment return of 4% (which for a thirty day period is 1.0032288). 1.0330694 divided by 1.0032288 results in an Annuity Change Factor for the month of 1.0297446. Applying this factor to the amount of Variable Annuity Payment for the previous month results in a current monthly payment of $227.61 ($221.04 multiplied by 1.0297446 equals $227.61).

2.	Flexible Income Option

Instead of Variable Annuity Payments an Owner of Benefits may choose to receive Income Benefits under the Flexible Income Option. Unlike Variable Annuity Payments, payments under the Flexible Income Option may be made from any Division of the Separate Account. Under the Flexible Income Option, the Company will pay to the Owner of Benefits a portion of the Investment Accounts on a monthly, quarterly, semi-annual or annual basis on the date or dates requested each Year and continuing for a period not to exceed the life or life expectancy of the Plan Participant, or the joint lives or life expectancy of such Plan Participant and the contingent annuitant, if the contingent annuitant is the Plan Participant’s spouse. If the Notification does not specify from which Investment Accounts the, flexible income payments are to be made, flexible income payments will be withdrawn on a pro rata basis from all Investment Accounts which correlate to the Plan Participant. Flexible income payments will end, however, on the date no amounts remain in such Investment Accounts or the date such Investment Accounts are paid or applied in full as described below. Flexible income payments will be subject to the following:

a.	The life expectancy of the Plan Participant and the Plan Participant’s spouse, if applicable, will be determined in accordance with the life expectancy tables contained in Internal Revenue Regulation Section 1.72-9. Life expectancy will be determined as of the date on which the first payment is made. Life expectancy will be redetermined annually thereafter.

b.	Flexible income payments may begin any time after the Flexible Income Option is requested. Flexible income payments must begin no later than the latest date permitted or required by the Plan or regulation to be the Owner of Benefit’s Annuity Commencement Date.

c.	Flexible income payments will be made annually, semiannually, quarterly, or monthly as requested by the Owner of Benefits and agreed to by the Company. The annual amount payable will be the lesser of the Aggregate Investment Account Values which correlate to the Plan Participant or the minimum annual amount determined in accordance with the minimum distribution rules of the Code.

d.	If the Plan Participant should die before the Aggregate Investment Account Value has been paid or applied in full, the remaining Investment Account Values will be treated as benefits payable at death as described in this prospectus.

e.	For purposes of determining payments under the Flexible Income Option, year means the twelve month period starting on the date and flexible income payment begin each corresponding twelve month period thereafter.

An Owner of Benefits may request a flexible income payment in excess of the minimum described above. Such payment may be equal to all or any portion of the Investment Accounts which correlate to the Plan Participant; provided, however, that if the requested flexible income payment would reduce the total value of such Investment Accounts to a total balance of less than $1,750 then such request will be a deemed request for the total of such Investment Accounts.

The Owner of Benefits may request termination of the Flexible Income Payments by giving the Company Notification (i) requesting an excess payment equal to the remaining balance of the Aggregate Investment Account Values which correlate to a Plan Participant, (ii) requesting that the remaining balance of the Aggregate Investment Account Values be applied to provide Variable Annuity Payments or (iii) a combination

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of (i) and (ii), as long as the amount applied to provide an annuity is at least $1,750. The Company will make such excess payment on the later of (i) the date requested, or (ii) the date seven calendar days after the Company receives the Notification. The Annuity Commencement Date for amounts so applied will be one month after the Annuity Purchase Date. The Annuity Purchase Date for amounts so applied will be the first Valuation Date in the month following the Company’s receipt of the Notification or the first Valuation Date of such subsequent month as requested.

An additional annual charge of $25.00 will be made if an Owner of Benefits elects to receive benefits under the Flexible Income Option. The charge attributable to a Plan Participant will be allocated to his or her Investment Accounts in proportion to their relative values.

C.	Payment on Death of Plan Participant

1.	Prior to Annuity Purchase Date

If a Plan Participant dies prior to the Annuity Purchase Date, the Company, upon receipt of due proof of death and any waiver or consent required by applicable state law, will pay the death benefit in accordance with the provisions of the Plan. The amount of the death benefit is determined by the terms of the Plan. The Owner of Benefits may elect to (1) leave the assets in the contract to the extent permitted by applicable law; (2) receive such value as a single sum benefit; or (3) apply the Investment Account Values which correlate to the Plan Participant to purchase Variable Annuity Payments for the beneficiary if the aggregate value of such Investment Accounts is at least $1,750. If the beneficiary does not provide Notification to the Company within 120 days of the date the Company receives due proof of death, (i.e. a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by a medical doctor who attended the deceased during his last illness.), the beneficiary will be deemed a Plan Participant under the contract described in the Prospectus.

A beneficiary may elect to have all or a part of the amount available under this contract transferred to any Companion Contract. Alternatively, this Contract may accept all or part of the amount available under a Companion Contract to establish Investment Account or Accounts for a beneficiary under this Contract. If the aggregate value of such Investment Accounts is less than $1,750, the Company may at its option pay the beneficiary the value of such accounts in lieu of all other benefits.

An election to receive Variable Annuity Payments must be made prior to the single sum payment to the beneficiary. Annuity income must be payable as lifetime annuity income with no benefits beyond the beneficiary’s life or life expectancy. In addition, the amount of the monthly Variable Annuity Payments must be at least $20, or the Company may at its option pay the beneficiary the value of the Variable Annuity Reserves in lieu of all other benefits. The beneficiary’s Annuity Purchase Date will be the first day of the calendar month specified in the election, but in no event prior to the first day of the calendar month following the date the Notification is received by the Company. The amount to be applied will be determined as of the Annuity Purchase Date. The beneficiary’s Annuity Commencement Date will be the first day of the calendar month following the Annuity Purchase Date. The beneficiary must be a natural person in order to elect Variable Annuity Payments. The election must be in writing. The annuity conversion rates applicable to a beneficiary shall be the annuity conversion rates the Company makes available to all beneficiaries under this Contract. The beneficiary will receive a written description of the options available.

2.	Subsequent to Annuity Purchase Date

Upon the death of a Plan Participant subsequent to the Annuity Purchase Date, no benefits will be available except as may be provided under the form of annuity selected. If provided for under the form of annuity, the Owner of Benefits or beneficiary will continue receiving any remaining payments unless the Owner of Benefits or the beneficiary requests in writing that the Commuted Value of the remaining payments be paid in a single sum.

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D.	Withdrawals and Transfers

1.	Cash Withdrawals

The Contract is designed for and intended to be used to fund retirement Plans. However, subject to any Plan limitations, any restrictions imposed by provisions of the Code or any reduction for vesting provided for in the Plan as to amounts available, the Owner of Benefits may withdraw cash from the Investment Accounts which correlate to a Plan Participant at any time prior to the Annuity Purchase Date. The Code generally provides that distributions from the Contracts (except those used to fund Creditor Exempt or General Creditor Non-qualified Plans) may begin only after the Plan Participant attains age 59 1/2, terminates employment, dies or becomes disabled, or in the case of deemed hardship (or, for 457 Plans, unforeseen emergencies). Withdrawals before age 59 1/2 may involve an income tax penalty. See “Federal Tax Status.”

The procedure with respect to cash withdrawals is as follows:

a. The Plan must allow for such withdrawal.

b.	The Company must receive a Notification requesting a cash withdrawal from the Owner of Benefits on a form either furnished or approved by the Company. The Notification must specify the amount to be withdrawn for each Investment Account from which withdrawals are to be made. If no specification is made, withdrawals from Investment Accounts will be made on a pro rata basis.

c.	If a certificate has been issued to the Owner of Benefits the Company may require that any requests be accompanied by such certificate.

d.	If the Aggregate Investment Account Values are insufficient to satisfy the amount of the requested withdrawal and applicable charges, if any, the amount paid will be reduced to satisfy such charges.

Any cash withdrawal will result in the cancellation of a number of units from each Investment Account from which values have been withdrawn. The number of units cancelled from an Investment Account will be equal to the amount withdrawn from that Investment Account divided by the Unit Value for the Division of Separate Account in which the Investment Account is invested for the Valuation Period in which the cancellation is effective.

(Special Note: Under the Texas Education Code, Plan Participants under Contracts issued in connection with Optional Retirement Programs for certain employees of Texas institutions of higher education are prohibited from making withdrawals except in the event of termination of employment, retirement or death of the Plan Participant. Also, see “Federal Tax Status” for a description of further withdrawal restrictions.)

2.	Transfers Between Divisions

Upon Notification, all or a portion of the value of an Investment Account which correlates to a Plan Participant may be transferred to another available Investment Account correlating to such Plan Participant for the same type of Contribution. Transfers may be made at any time before the Annuity Purchase Date.

A transfer will be effective as of the end of the Valuation Period in which the request is received. Any amount transferred will result in the cancellation of units in the Investment Account from which the transfer is made. The number of units cancelled will be equal to the amount transferred from that Investment Account divided by the Unit Value of the Division for the Valuation Period in which the transfer is effective. The transferred amount will result in the crediting of units in the Investment Account to which the transfer is made. The number of units credited will be equal to the amount transferred to that Investment Account divided by the Unit Value of the Division of the Separate Account in which the Investment Account is invested for the Valuation Period in which the transfer is effective.

3.	Transfers to the Contract

If a Companion Contract has been issued by the Company to fund the Plan, and except as otherwise provided by the applicable Plan, the contract may accept all or a portion of the proceeds available under the Companion Contract at any time at least one month before Annuity Commencement Date, subject to the terms of the Companion Contract.

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4.	Transfers to a Companion Contract

If a Companion Contract has been issued by the Company to fund the Plan, except as otherwise provided by the applicable Plan and the provisions of the Companion Contract, an Owner of Benefits may by Notification transfer all or a portion of the Investment Account Values which correlate to a Plan Participant to the Companion Contract. If the Notification does not state otherwise, amounts will be transferred on a pro rata basis from the Investment Accounts which correlate to the Plan Participant. Transfers with respect to a Plan Participant from this Contract to the Companion Contract will not be permitted if this Contract has accepted, within the six-month period preceding the proposed transfer from this Contract to the Companion Contract, a transfer from an unmatured Investment Account which correlates to the Plan Participant established under the Companion Contract. An unmatured Investment Account is an Investment Account which has not reached the end of its interest guarantee period. In all other respects, such transfers are subject to the same provisions regarding frequency of transfer, effective date of transfer and cancellation of units as described above in “Transfers Between Divisions.”

5.	Special Situation Involving Alternate Funding Agents

The Contract allows the Investment Account Values of all Plan Participants to be transferred to an alternate Funding Agent with or without the consent of the Plan Participants. Transfers to an alternate Funding Agent require Notification from the Contractholder. The amount to be transferred will be equal to the Investment Account Values determined as of the end of the Valuation Period in which the Notification is received. Such transfers will be subject to the recordkeeping expense.

6.	Postponement of Cash Withdrawal or Transfer

Any cash withdrawal or transfer to be made from the contract or between Investment Accounts in accordance with the preceding paragraphs will be made (i) within seven calendar days after Notification for such payment or transfer is received by the Company at its Home Office or (ii) on the requested date of payment or transfer, if later. However, such withdrawal or transfer may be deferred during any period when the right to redeem underlying mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940, as amended. The right to redeem shares may be suspended during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such the New York Stock Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC as a result of which (i) disposal by the underlying mutual fund of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the underlying mutual fund fairly to determine the value of its net assets; or (c) the SEC by order so permits for the protection of security holders. If any deferment of transfer or withdrawal is in effect and has not been cancelled by Notification to the Company within the period of deferment, the amount to be transferred or withdrawn shall be determined as of the first Valuation Date following expiration of the permitted deferment, and transfer or withdrawal will be made within seven calendar days thereafter. The Company will notify the Contractholder of any deferment exceeding 30 days.

7.	Loans

The Company will not make available a loan option for the Contract.

E.	Other Contractual Provisions

1.	Contribution Limits

The Contract prescribes no limits on the minimum Contribution which may be made to an Investment Account which correlates to a Plan Participant. Plan Participant maximum Contributions are discussed under “Federal Tax Status.” Contributions may also be limited by the Plan. The Company may also limit Contributions on 60-days notice.

2.	Assignment

No benefits in the course of payment under a Contract used to fund a TDA Plan, 401(a) Plan, governmental 457(b) Plan or Creditor-Exempt Non-Qualified Plan are assignable, by any Owner of Benefits, Plan Participant, beneficiary or contingent annuitant and all such benefits under such Contracts shall be exempt from the claims

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of creditors to the maximum extent permitted by law. Benefits in the course of payment for Contracts used to fund tax exempt 497(b) Plans, 457(f) Plans and General Creditor Non-Qualified Plans are assignable only by the Contractholder and such benefits are subject to the claims of the Contractholder’s general creditors.

Investment Account Values which correlate to a Plan Participant are non-forfeitable by the Owner of Benefits; provided, however, if the Plan specifically so provides, Investment Account Values which correlate to a Plan Participant shall be reduced to the extent required by the vesting provisions of the Plan as of the date the Company receives Notification of the event requiring the reduction.

3.	Cessation of Contributions

A cessation of Contributions with respect to all Plan Participants shall occur at the election of the Contractholder upon Notification to the Company, on the date the Plan terminates or on the date no Investment Account Values remain under the contract or at the election of the Company upon 60-days notice to the Contractholder. Following a cessation of Contributions all terms of the Contract will continue to apply except that no further Contributions may be made.

4.	Changes in the Contract

The terms of a Contract may be changed at any time by written agreement between the Company and the Contractholder without the consent of any Plan Participant, Owner of Benefits, beneficiary, or contingent annuitant. However, except as required by law or regulation, no such change shall apply to variable annuities which were in the course of payment prior to the effective date of the change. The Company will notify any Contractholder affected by any change under this paragraph.

The Company may unilaterally change the Contract at any time, including retroactive changes, in order to meet the requirements of any law or regulation issued by any governmental agency to which the Company is subject. The Company may add Divisions to the Separate Account B at any time. In addition, the Company may, on 60-days prior notice to the Contractholder, unilaterally change the basis for determining Investment Account Values, the Net Investment Factor, the Annuity Purchase Rates and the Annuity Change Factor; the guaranteed annuity conversion rates; the Recordkeeping Expense; and the provisions with respect to transfers to or from a Companion Contract or between Investment Accounts.

However, no amendment or change will apply to annuities in the course of payment except to the extent necessary to meet the requirements of any law or regulation issued by a governmental agency to which the Company is subject. In addition, no change in the guaranteed annuity conversion rates will take effect for a current Plan Participant if the effect of such amendment or change would be less favorable to the Owner of Benefits. Also, any change in the recordkeeping expense will not take affect as to any Investment Accounts to be transferred to an Alternate Funding Agent if, prior to the date of the amendment or change is to take affect, the Company receives a written request from the Contractholder for payment of all such Investment Account Values to the Alternate Funding Agent and such request is not revoked.

Furthermore, the Company may, on 60-days notice to the Contractholder affected by the change, unilaterally change the mortality and expense risks charge provided that (a) the charge shall in no event exceed 1.25%, (b) the charge shall not be changed more frequently than once in any one year period and (c) no change shall apply to annuities which were in the course of payment prior to the effective date of the change.

STATEMENT OF VALUES

The Company will furnish each Owner of Benefits at least once during each year a statement showing the number of units credited to the Investment Account or Accounts which correlate to the Plan Participant, Unit Values for such Investment Accounts and the resulting Investment Account Values.

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SERVICES AVAILABLE BY TELEPHONE

Telephone Transactions. The following transactions may be exercised by telephone by any Owner of Benefits: 1) transfers between Investment Accounts; and 2) changes in Contribution allocation percentages. The telephone transactions may be exercised by telephoning 1-800-633-1373. Telephone transfer requests must be received by the close of the New York Stock Exchange on a day when the Company is open for business to be effective that day. Requests made after the close of the New York Stock Exchange or on a day when the Company is not open for business will be effective the next business day. Plan Participants may obtain daily account information, investment information and counselor assistance by calling the toll free number.

Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction requests, the right is reserved to refuse to accept telephone requests when in the opinion of the Company it seems prudent to do so. The Owner of Benefits bears the risk of loss caused by fraudulent telephone instructions the Company reasonably believes to be genuine. The Company will employ reasonable procedures to assure telephone instructions are genuine and if such procedures are not followed, the Company may be liable for losses due to unauthorized or fraudulent transactions. Such procedures include recording all telephone instructions, requesting personal identification information such as the caller’s name, daytime telephone number, social security number and/or birthdate and sending a written confirmation of the transaction to the Owner of Benefits’ address of record. Owners of Benefits may obtain additional information and assistance by telephoning the toll free number.

DISTRIBUTION OF THE CONTRACT

The contract is no longer offered.

PERFORMANCE CALCULATION

The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its Divisions. The Contract was not offered prior to July 15, 1992. Certain of the underlying funds were offered prior to the date the Contract was available. Thus, the Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Contract as the Contract was issued on or after the date the underlying mutual fund was first offered. The hypothetical performance from the date of inception of the underlying mutual fund in which the division invests is derived by reducing the actual performance of the underlying mutual fund by the highest level of fees and charges of the Contract as if it had been in existence.

In addition, as certain of the underlying mutual funds have added classes since the inception of the fund, performance may be shown for periods prior to the inception date of the new class which represents the historical results of initial class shares and do not included the effects of the subsequent class’ annual fees and expenses. The yield and total return figures described below will vary depending upon market conditions, the composition of the underlying Account’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance. For further information on how the Separate Account calculates yield and total return figures, see the SAI.

From time to time the Separate Account advertises its Money Market Division’s “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the division refers to the income generated by an investment in the division over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in

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the division is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment.

In addition, from time to time, the Separate Account may advertise its “yield” for the Bond & Mortgage Securities Division and Government High Quality Bond Division for these Contracts. The “yield” of the Divisions is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period.

Also, from time to time, the Separate Account will advertise the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable contract value.

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FEDERAL TAX STATUS

It should be recognized that the descriptions below of the federal income tax status of amounts received under the contracts are not exhaustive and do not purport to cover all situations. A qualified tax advisor should be consulted for complete information. (For the federal tax status of the Company and Separate Account B, see “Principal Life Insurance Company Separate Account B”.)

A.	Taxes Payable by Owners of Benefits and Annuitants

The Contract offered in connection with this Prospectus is used with retirement programs which receive favorable tax deferred treatment under Federal income tax law and deferred annuity contracts purchased with after tax dollars. Annuity payments or other amounts received under the Contract are subject to income tax withholding. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Contributions to Contracts used to fund Creditor-Exempt and General Creditor Non-Qualified Plans do not enjoy the advantages available to qualified retirement plans, but Contributions invested in Contracts used to Fund Creditor - Exempt Non-qualified Retirement Plans may receive tax-deferred treatment of the earnings, until distributed from the Contract as retirement benefits.

1.	Tax-Deferred Annuity Plans – (Section 403(B) Annuities for Employees of Certain Tax-Exempt Organizations or Public Educational Institutions)

Contributions. Under section 403(b) of the Code, payments made by certain employers (i.e., tax-exempt organizations, meeting the requirements of section 501(c)(3) of the Code and public educational institutions) to purchase annuity contracts for their employees are excludable from the gross income of employees to the extent that the aggregate contributions do not exceed the limitations prescribed by section 402(g) and section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

An individual’s voluntary salary reduction contributions under section 403(b) are generally limited to $15,500 in 2008; additional catch-up contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to the lesser of 100% of the participant’s compensation, or $46,000 in 2008. In addition, for plan years beginning after December 31, 1988, employer contributions must comply with various nondiscrimination rules; these rules may have the effect of further limiting the rate of employer contributions for highly compensated employees.

Taxation of Distributions. Distributions are restricted. The restrictions apply to amounts accumulated after December 31, 1988 (including voluntary contributions after that date and earnings on prior and current voluntary contributions). These restrictions require that no distributions will be permitted prior to one of the following events: (1) attainment of age 59 1/2, (2) separation from service, (3) death, (4) disability, or (5) hardship (hardship distributions will be limited to the amount of salary reduction contributions exclusive of earnings thereon).

All distributions from a section 403(b) Plan are taxed as ordinary income of the recipient in accordance with section 72 of the Code and are subject to 20% income tax withholding if they are eligible rollover distributions. Distributions received before the recipient attains age 591/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability, (3) separation from service during or after the year the Participant reaches age 55, (4) separation from service at any age if the distribution is in the form of payments over the life (or life expectancy) of the Plan Participant (or the Plan Participant and Beneficiary), and distributions (5) to alternate payee pursuant to a qualified domestic relations order, (6) made on account of certain levies on income or payments and (7) not in excess of tax deductible medical expenses.

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Required Distributions. The first year for which a minimum distribution is required is the later of the calendar year in which the participant reaches age 701/2701/2 or the calendar year in which the participant retires and such distributions must be made over a period that does not exceed the life expectancy of the Plan Participant (or the Plan Participant and Beneficiary). Plan Participants employed by governmental entities and certain church organizations may delay the commencement of payments until April 1 of the calendar year following retirement if they remain employed after attaining age 70 1/2. However, upon the death of the Plan Participant prior to the commencement of annuity payments, the amount accumulated under the contract must be distributed within five years or, if distributions to a beneficiary designated under the contract commence within one year of the Plan Participant’s death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary’s life expectancy. If the Plan Participant has commenced receiving annuity distributions prior to the Plan Participant’s death, distributions must continue at least as rapidly as under the method in effect at the date of death. Amounts accumulated under a contract on December 31, 1986, are not subject to these minimum distributions requirements. A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

Tax-Free Transfers and Rollovers. The Code provides for the tax-free exchange of one annuity contract for another annuity contract, and the IRS has ruled that total or partial amounts transferred between section 403(b) annuity contracts and/or 403(b)(7) custodial accounts may qualify as tax-free exchanges under certain circumstances. In addition, section 403(b) of the Code permits tax-free rollovers of eligible rollover distributions from section 403(b) programs to Individual Retirement Accounts (IRAs) and eligible retirement plans. If an eligible rollover distribution is taken as a direct rollover to an IRA or other eligible retirement plans the mandatory 20% income tax withholding does not apply. However, the 20% mandatory withholding requirement does apply to an eligible rollover distribution that is not made as a direct rollover. In addition, such a rollover must be completed within 60 days of receipt of the distribution.

2.	457 Plans

Contributions. Under section 457 of the Code, there are three types of 457 plans. Tax exempt 457(b), governmental 457(b) and 457(f), Tax exempt 457(b) plans, and 457(f) plans may only be established for a select group of management or highly compensated employees and/or independent contractors.

Federal Tax Status

These plans allow individuals to defer the receipt of compensation which would otherwise be presently payable and to therefore defer the payment of Federal income taxes on the amounts. Participants in a tax exempt 457(b) or a governmental 457(b) may defer both employee and employer contributions up to the 402(g) limit, $15,000 for 2006. Catch up contributions are also allowed under certain circumstances. The amounts which are deferred may be used by the employer to purchase the Contract. The amounts in a tax exempt 457(b) plan and a 457(f) plan are owned by the employer and are subject to the claims of the employer’s creditors. The amounts which are deferred for a governmental 457(b) plan are held for the exclusive benefit of the participants and beneficiaries.

Taxation of Distributions. For a governmental 457(b) plan, the amounts are taxable to the participant in the year they are distributed. For a tax exempt 457(b), the amounts are taxable to the participant in the year they are paid or otherwise made available. Amounts otherwise made available may be deferred in certain circumstances. For a 457(f) plan, amounts are taxable to the participant at the time there is no substantial risk of forfeiture.

Distributions Before Separation from Service. Distributions for tax exempt 457(b) plans and governmental 457(b) plans are not permitted until separated from service except for unforeseeable emergencies, certain De minimus withdrawals and reaching age 70 1/2. Distributions from 457(f) plans may be allowed at certain times as allowed by a plan document.

Required Distributions. The minimum distribution requirements for tax exempt 457(b) plans and governmental 457(b) plans are generally the same as for those for qualified plans and section 403(b) plans. There are no minimum distribution requirements for 457(f) plans.

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Tax Free Transfers and Rollovers. Federal income tax law permits rollovers from governmental 457(b) plans to another eligible retirement plan. Federal tax law does not permit rollovers from tax exempt 457(b) plans or 457(f) plans to any other retirement plan or IRA. Federal tax law does permit the transfer from one tax exempt 457(b) plan to another.

3.	401(a) Plans

Contributions. Under Section 401(a) of the Code, payments made by employers to purchase annuity Contracts for their employees are excludable from the gross income of employees to the extent that the aggregate Purchase Payments do not exceed the limitations prescribed by section 402(g), and section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

An individual’s voluntary salary reduction contributions for a 401(k) plan are generally limited to $15,500 (2008 limit). In addition, an individual over age 50 may make a “catch-up” contribution of up to $5,000.

For 401(a) qualified plans, the maximum annual contribution that a member can receive is limited to the lesser of 100% of includible compensation or $46,000 (2008 limit).

Taxation of Distributions. Distributions are restricted. These restrictions require that no distributions of employer contributions or salary deferrals will be permitted prior to one of the following events: (1) attainment of age 59 1/2, (2) separation from service, (3) death, (4) disability, or (5) for certain 401(a) Plans, hardship (hardship distributions will be limited to the amount of salary reduction contributions exclusive of earnings thereon). In-service distributions may be permitted under various circumstances in certain plans.

To the extent distributions do not represent voluntary after-tax distributions, distributions from a section 401(a) Plan are taxed as ordinary income of the recipient in accordance with section 72 of the Code. Distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability, 3) separation from service during or after the year the Plan Participant reaches age 55, (4) separation from service at any age if the distribution is in the form of payments over the life (or life expectancy) of the Plan Participant (or the Plan Participant and Beneficiary), and (5) distributions not in excess of tax deductible medical expenses.

Required Distributions. The first year for which a minimum distribution is required is the later of the calendar year in which the participant reaches age 70 1/2 or the calendar year in which the participant retires and such distributions must be made over a period that does not exceed the life expectancy of the Plan Participant (or the Plan Participant and Beneficiary). Following the death of the Plan Participant, the distribution requirements are generally the same as those described with respect to 403(b) Plans. A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

Tax-Free Transfers and Rollovers. The Code provides for the tax-free exchange of one annuity contract for another annuity contract. Distributions from a 401(a) Plan may also be transferred to a Rollover IRA or other eligible retirement plan.

4.	Creditor-Exempt Non-Qualified Plans

Certain employers may establish Creditor-Exempt Non-Qualified Plans. Under such Plans the employer formally funds the Plan either by purchasing an annuity contract or by transferring funds on behalf of Plan Participants to a trust established for the benefit of such Plan Participants with a direction to the trustee to use the funds to purchase an annuity contract. The Trustee is the Contractholder and is considered the nominal owner of the Contract. Each Plan Participant as a Trust beneficiary, is an Owner of Benefits under the Contract and is treated as the owner for income tax purposes.

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Taxation of Contract Earnings. Since each Plan Participant for income tax purposes is considered the owner of the Investment Account or Accounts which correlate to such Participant, any increase in a Participant’s Investment Account Value resulting from the investment performance of the Contract is not taxable to the Plan Participant until received by such Plan Participant.

Contributions. Payments made by the employer to the Trust on behalf of a Plan Participant are currently includible in the Plan Participant’s gross income as additional compensation and, if such payments coupled with the Plan Participant’s other compensation is reasonable in amount, such payments are currently deductible as compensation by the Employer.

Taxation of Distributions. In general, partial redemptions from an Investment Account that are not received by a Plan Participant as an annuity under the Contract allocated to post-August 13, 1982 Contributions under a preexisting Contract are taxed as ordinary income to the extent of the accumulated income or gain under the Contract. Partial redemptions from a contract that are allocated to pre-August 14, 1982 Contributions under a preexisting Contract are taxed only after the Plan Participant has received all of the “investment in the contract” (Contributions less any amounts previously received and excluded from gross income).

In the case of a complete redemption of an Investment Account under the Contract (regardless of the date of purchase), the amount received will be taxed as ordinary income to the extent that it exceeds the Plan Participant’s investment in the contract.

If a Plan Participant purchases two or more contracts from the Company (or an affiliated company) within any twelve month period after October 21, 1988, those contracts are treated as a single contract for purposes of measuring the income on a partial redemption or complete surrender.

When payments are received as an annuity, the Plan Participant’s investment in the Contract is treated as received ratably over the expected payment period of the annuity and excluded from gross income as a tax-free return of capital. Individuals who commence receiving annuity payments on or after January 1, 1987, can exclude from income only their unrecovered investment in the Contract. Where such individuals die before they have recovered their entire investment in the contract on a tax-free basis, they are entitled to a deduction of the unrecovered amount on their final tax return.

In addition to regular income taxes, there is a 10% penalty tax on the taxable portion of a distribution received before the Plan Participant attains age 59 1/2 under the Contract, unless the distribution is; (1) made to a Beneficiary on or after death of the Plan Participant, (2) made upon the disability of the Plan Participant; (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Plan Participant or the Plan Participant and Beneficiary; (4) made under an immediate annuity contract, or (5) allocable to Contributions made prior to August 14, 1982.

Required Distributions. The Code does not require a Plan Participant under a Creditor-Exempt Non-Qualified Plan to commence receiving distributions at any particular time and does not limit the duration of annuity payments. However, the contract provides the Annuity Commencement Date must be no later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. However, upon the death of the Plan Participant prior to the commencement of annuity payments, the amount accumulated under the Contract must be distributed within five years or, if distributions to a beneficiary designated under the Contract commence within one year of the Plan Participant’s death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary’s life expectancy. If the Plan Participant has commenced receiving annuity distributions prior to the Plan Participant’s death, distributions must continue at least as rapidly as under the method in effect at the date of death.

Tax-Free Exchanges. Under Section 1035 of the Code, the exchange of one annuity contract for another is not a taxable transaction, but is reportable to the IRS. Transferring Investment Account Values from this contract to a Companion Contract would fall within the provisions of Section 1035 of the Code.

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5.	General Creditor Non-Qualified Plans

Contributions. Private taxable employers may establish informally funded, General Creditor Non-Qualified Plans for a select group of management or highly compensated employees and/or independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1989, and not subsequently modified, are subject to the rules discussed below.

Informally funded General Creditor Non-Qualified Plans represent a bare contractual promise on the part of the employer to pay wages at some future time. The Contract used to informally fund the employer’s obligation is owned by the employer and is subject to the claims of the employer’s creditors. The Plan Participant has no present right or vested interest in the Contract and is only entitled to payment in accordance with Plan provisions. If the Employer who is the Contractholder is not a natural person, the Contract does not receive tax-deferred treatment afforded other Contractholders under the Code.

Taxation of Distributions. Amounts received by an individual from a General Creditor Non-Qualified Plan are includible in the employee’s gross income for the taxable year in which such amounts are paid or otherwise made available. Such amounts are deductible by the employer when made taxable to the individual.

B.	Fund Diversification

Separate Account investments must be adequately diversified in order for the increase in the value of Creditor-Exempt Non-Qualified Contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying mutual fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of an mutual fund to meet the diversification requirements could result in tax liability to Creditor-Exempt Non-Qualified Contractholders.

The investment opportunities of the mutual fund could conceivably be limited by adhering to the above diversification requirements. This would affect all Contractholders, including those owners of Contracts for whom diversification is not a requirement for tax-deferred treatment.

GENERAL INFORMATION

Frequent Trading and Market-Timing (Abusive Trading Practices)
This Contract is not designed for frequent trading or market timing activity of the investment options. If you intend to trade frequently and/or use market timing investment strategies, this Contract is not an appropriate investment. The Company does not accommodate market timing.

The Company considers frequent trading and market timing activities to be abusive trading practices because they:

•	Disrupt the management of the underlying mutual funds by;

•	forcing the mutual fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the mutual fund; and

•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the underlying mutual funds; and

•	Increase expenses of the underlying mutual fund and separate account due to;

•	increased broker-dealer commissions; and

•	increased recordkeeping and related costs.
If the Company is not able to identify such abusive trading practices, the abuses described above will negatively impact the Contract and cause investors to suffer the harms described.

The Company has adopted policies and procedures to help it identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While the Company’s policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that the Company will identify and prevent abusive trading in all instances. When the Company does identify abusive trading, the Company will apply its policies and procedures in a fair and uniform manner.

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If the Company, or an underlying mutual fund that is an investment option with the Contract, deem abusive trading practices to be occurring, the Company will take action that may include, but is not limited to:

•	Rejecting transfer instructions from a contractholder or other person authorized by the contractholder to direct transfers;

•	Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;

•	Limiting the number of unscheduled transfer during a Contract year to no more than 12;

•	Prohibiting requests to transfer among the divisions for a minimum of thirty days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and

•	Taking such other action as directed by the underlying mutual fund.
The Company will support the underlying mutual funds’ right to accept, reject or restrict, without prior written notice, any transfer requests into a fund.

In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, the Company will reverse the transfer (within two business days of the transfer) and return the Contract to the investment option holdings it had prior to the transfer. The Company will give you notice in writing in this instance.

Important Information About Customer Identification Procedures
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.

State Regulation
The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the Insurance Department of the State of Iowa. An annual statement in a prescribed form must be filed by March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and assets are subject to review or examination by the Commissioner of Insurance of the State of Iowa, or the Commissioner’s representatives, at all times, and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the Company.

In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.

Legal Opinions
Legal matters applicable to the issue and sale of the Contracts, including the right of the Company to issue Contracts under Iowa Insurance Law, have been passed upon by Karen E. Shaff, Executive Vice President and General Counsel of the Company.

Legal Proceedings
There are no legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

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Other Variable Annuity Contracts
The Company currently offers other variable annuity contracts that participate in the Separate Account. In the future, we may designate additional group or individual variable annuity contracts as participating in the Separate Account.

Independent Registered Public Accounting Firm
The financial statements of Principal Life Insurance Company Separate Account B and the consolidated financial statements of Principal Life Insurance Company which are included in the SAI have been audited by Ernst & Young LLP, independent registered public accounting firm, for the periods indicated in their reports thereon which appear in the Statement of Additional Information.

Financial Statements
The financial statements of the Principal Life Insurance Company which are included in the SAI should be considered only as they relate to our ability to meet our obligations under the Contract. They do not relate to investment performance of the assets held in the Separate Account.

Customer Inquiries
Your questions should be directed to Princor Financial Services Corporation, a company of the Principal Financial Group, Des Moines, Iowa 50392-2080, (515) 247-5711.

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TABLE OF SEPARATE ACCOUNT DIVISIONS

The following is a brief summary of the investment objectives of each division. There is no guarantee that the objectives will be met.

Asset Allocation Division

Invests in:	Principal Variable Contracts Funds Asset Allocation Account - Class I
Investment Advisor:	Morgan Stanley Investment Management, Inc. (doing business as Van Kampen) through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to generate a total investment return consistent with the preservation of capital. The Account intends to pursue flexible investment policy in seeking to achieve this investment objective by investing primarily in equity and flexible-income securities.

Balanced Division

Invests in:	Principal Variable Contracts Funds Balanced Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to generate a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the objective by investment primarily in equity and fixed-income securities.

Bond & Mortgage Securities Division (f/k/a Bond Division)

Invests in:	Principal Variable Contracts Funds Bond & Mortgage Securities Account - Class I (f/k/a Principal Variable Contracts Fund Bond Account - Class I)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Diversified International Division

Invests in:	Principal Variable Contracts Funds Diversified International Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital by investing in a portfolio of equity securities domiciled in any of the nations of the world.

Equity Income Division (f/k/a Equity Income I Division)

Invests in:	Principal Variable Contracts Funds Equity Income Account - Class I (f/k/a Principal Variable Contracts Fund Equity Income I Account - Class I)
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek to provide a relatively high level of current income and long-term growth of income and capital.

34 TABLE OF SEPARATE ACCOUNT DIVISIONS	Premier Variable Annuity
1-800-633-1373

Government & High Quality Bond Division

Invests in:	Principal Variable Contracts Funds Government & High Quality Bond Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek a high level of current income, liquidity and safety of principal.

International Emerging Markets Division

Invests in:	Principal Variable Contracts Funds International Emerging Markets Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital by investing in equity securities of issuers in emerging market countries.

International SmallCap Division

Invests in:	Principal Variable Contracts Funds International SmallCap Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations.

LargeCap Growth Division (f/k/a Growth Division)

Invests in:	Principal Variable Contracts Funds LargeCap Growth Account - Class I (f/k/a Principal Variable Contracts Fund Growth Account - Class I)
Investment Advisor:	Columbus Circle Investors through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek growth of capital. The Account seeks to achieve its objective through the purchase primarily of common stocks, but the Account may also invest in other securities.

LargeCap Growth I Division (f/k/a Equity Growth Division)

Invests in:	Principal Variable Contracts Funds LargeCap Growth I Account - Class I (f/k/a Principal Variable Contracts Fund Equity Growth Account - Class I)
Investment Advisor:	T. Rowe Price Associates through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to provide long-term capital appreciation by investing primarily in growth-oriented common stocks of medium and large capitalization U.S. corporations and, to a limited extent, foreign corporations.

Premier Variable Annuity	TABLE OF SEPARATE ACCOUNT DIVISIONS 35
www.principal.com

LargeCap S&P 500 Index Division (f/k/a LargeCap Stock Index Division)

Invests in:	Principal Variable Contracts Funds LargeCap S&P 500 Index Account - Class I (f/k/a Principal Variable Contracts Fund LargeCap Stock Index Account - Class I)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital by investing in stocks of large U.S. companies. The Account attempts to mirror the investment results of the Standard & Poor’s 500 Index.

LargeCap Value Division (f/ka Capital Value Division)

Invests in:	Principal Variable Contracts Funds LargeCap Value Account - Class I (f/k/a Principal Variable Contracts Fund Capital Value Account - Class I)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to provide long-term capital appreciation and secondarily growth investment income. The Account seeks to achieve its investment objectives through the purchase primarily of common stocks, but the Account may invest in other securities.

MidCap Blend Division (f/k/a MidCap Division)

Invests in:	Principal Variable Contracts Funds MidCap Blend Account - Class I (f/k/a Principal Variable Contracts Fund MidCap Account - Class I)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MidCap Growth I Division (f/k/a MidCap Growth Division)

Invests in:	Principal Variable Contracts Funds MidCap Growth I Account - Class I (f/k/a Principal Variable Contracts Fund MidCap Growth Account - Class I)
Investment Advisor:	Mellon Equity Associates, LLP through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in growth stocks of medium market capitalization companies.

MidCap Value II Division (f/k/a MidCap Value Division)

Invests in:	Principal Variable Contracts Funds MidCap Value II Account - Class I (f/k/a Principal Variable Contracts Fund MidCap Value Account - Class I)
Investment Advisor:	Neuberger Berman Management, Inc. & Jacob Levy Management, Inc. through a sub-advisory agreements with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and medium market capitalizations.

36 TABLE OF SEPARATE ACCOUNT DIVISIONS	Premier Variable Annuity
1-800-633-1373

Money Market Division

Invests in:	Principal Variable Contracts Funds Money Market Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments.

Real Estate Securities Division

Invests in:	Principal Variable Contracts Funds Real Estate Securities Account - Class I
Investment Advisor:	Principal Real Estate Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek to generate a high total return. The Account will attempt to achieve its objective by investing primarily in equity securities of companies principally engaged in the real estate industry.

SmallCap Blend Division (f/k/a SmallCap Division)*

Invests in:	Principal Variable Contracts Funds SmallCap Blend Account - Class I (f/k/a Principal Variable Contracts Fund SmallCap Account - Class I)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of both growth and value oriented companies with comparatively smaller market capitalizations.

SmallCap Growth II Division (f/k/a SmallCap Growth Division)

Invests in:	Principal Variable Contracts Funds SmallCap Growth II Account - Class I (f/k/a Principal Variable Contracts Fund SmallCap Growth Account - Class I)
Investment Advisor:	Emerald Advisors, Inc. through a sub-advisory agreement; Essex Investment Management Company, LLC through a sub-advisory agreement; UBS Global Asset Management (Americas) Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of growth companies with comparatively smaller market capitalizations.

SmallCap Value I Division (f/k/a SmallCap Value Division)

Invests in:	Principal Variable Contracts Funds SmallCap Value I Account - Class I (f/k/a Principal Variable Contracts Fund SmallCap Value Account - Class I)
Investment Advisor:	J.P. Morgan Investment Management, Inc, through a sub-advisory agreement and Mellon Equity Associates, LLP through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital by investing primarily in equity securities of small companies with value characteristics and comparatively smaller market capitalizations.

*	The SmallCap Blend Division is not available as an investment option for Contracts with an application signature date of November 19, 2007 or later.

Premier Variable Annuity	TABLE OF SEPARATE ACCOUNT DIVISIONS 37
www.principal.com

Registration Statement
This prospectus (Part A of the registration statement) omits some information contained in the SAI (Part B of the registration statement) and Part C of the registration statement which the Company has filed with the SEC. The SAI is hereby incorporated by reference into this prospectus. You may request a free copy of the SAI by contracting your registered representative or calling us at 1-800-852-4450.

Information about the Contract (including the SAI and Part C of the registration statement) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Contract are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Sec, 100 F Street NE, Washington, D.C. 20549-0102.

The registration number for the Contract is 33-44670.

Customer Inquiries
Your questions should be directed to: Principal Premier Variable Annuity, Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382, 1-800-852-4450.

TABLE OF CONTENTS OF THE SAI

The table of contents for the Statement of Additional Information is provided below.

Independent Registered Public Accounting Firm	3
Underwriting Commissions	3
Calculation of Performance Data	3
Principal Life Insurance Company Separate Account B
Report of Independent Registered Public Accounting Firm	6
Financial Statements	8
Principal Life Insurance Company
Report of Independent Registered Public Accounting Firm	128
Consolidated Financial Statements	129

To obtain a copy of the Statement of Additional Information, free of charge, write or telephone:

Princor Financial Services Corporation
a company of
the Principal Financial Group
Des Moines, IA 50392-2080
Telephone: 1-800-852-4450

38 TABLE OF CONTENTS OF THE SAI	Premier Variable Annuity
1-800-633-1373

CONDENSED FINANCIAL INFORMATION

Financial statements are included in the Statement of Additional Information. Following are unit values for the Contract for the periods ended December 31.

				Number of
				Accumulation Units
	Accumulation Unit Value			Outstanding
	Beginning	End	Percentage Change	End of Period
Division	of Period	of Period	from Prior Period	(in thousands)

Asset Allocation Division
2007	$1.337	1.488	11.31	60,832
2006	1.190	1.337	12.33	2
2005	1.130	1.190	5.31	108
2004	1.046	1.130	8.03	112
2003	0.864	1.046	21.06	49
2002	0.990	0.864	(12.73)	1
2001(1)	1.000	0.990	(1.00)	1
Balanced Division
2007	2.227	2.337	4.93	1,606,929
2006	2.006	2.227	11.02	1,675
2005	1.887	2.006	6.31	2,362
2004	1.722	1.887	9.58	4,714
2003	1.455	1.722	18.35	5,850
2002	1.683	1.455	(13.55)	6,811
2001	1.817	1.683	(7.37)	8,130
2000	1.822	1.817	(0.27)	12,915
1999	1.787	1.822	1.96	16,370
1998	1.604	1.787	11.41	14,770
Bond & Mortgage Securities Division (f/k/a Bond Division)
2007	2.106	2.169	2.97	1,589,422
2006	2.020	2.106	4.26	1,451
2005	1.980	2.020	2.02	1,881
2004	1.892	1.980	4.65	3,782
2003	1.817	1.892	4.13	4,194
2003	1.670	1.817	8.80	5,048
2001	1.551	1.670	7.67	5,065
2000	1.440	1.551	7.71	6,222
1999	1.484	1.440	(2.96)	7,415
1998	1.384	1.484	7.23	6,013
Diversified International Division
2007	2.993	3.459	15.60	2,272,963
2006	2.348	2.993	27.45	2,190
2005	1.905	2.348	23.25	2,643
2004	1.581	1.905	20.52	3,958
2003	1.199	1.581	31.83	4,372
2003	1.435	1.199	(16.45)	5,395
2001	1.903	1.435	(24.59)	6,977
2000	2.085	1.903	(8.73)	10,573
1999	1.663	2.085	25.38	10,814
1998	1.518	1.663	9.55	9,442
Equity Income Division (f/k/a Equity Income I Division)
2007		1.288		70,615
2006	1.003	1.212	20.88
2005	0.928	1.003	8.08	78
2004	0.792	0.928	17.17	82
2003	0.699	0.792	13.30	18
2003	0.803	0.699	(12.95)	5
2001(1)	1.000	0.803	(19.70)	0

Premier Variable Annuity	CONDENSED FINANCIAL INFORMATION 39
www.principal.com

				Number of
				Accumulation Units
	Accumulation Unit Value			Outstanding
	Beginning	End	Percentage Change	End of Period
Division	of Period	of Period	from Prior Period	(in thousands)

Government & High Quality Bond Division
2007	2.178	2.273	4.46	1,533,175
2006	2.096	2.176	3.83
2005	2.064	2.096	1.55	1,924
2004	2.002	2.064	3.12	4,173
2003	1.974	2.002	1.40	4,948
2003	1.822	1.974	8.34	6,987
2001	1.700	1.822	7.18	5,965
2000	1.532	1.700	10.97	6,314
1999	1.543	1.532	(0.71)	8,432
1998	1.431	1.543	7.83	8,358
International Emerging Markets Division
2007	3.173	4.490	41.51	152,797
2006	2.303	3.173	37.76
2005	1.722	2.303	33.74	114
2004	1.385	1.722	24.34	122
2003	0.885	1.385	56.49	32
2003	0.962	0.885	(8.00)	1
2001(1)	1.000	0.962	(3.80)	0
International SmallCap Division
2007	2.479	2.696	8.75	80,598
2006	1.909	2.479	29.87
2005	1.485	1.909	28.55	168
2004	1.145	1.485	29.69	132
2003	0.746	1.145	53.49	17
2003	0.894	0.746	(16.55)	1
2001(1)	1.000	0.894	(10.60)	0
LargeCap Growth Division (f/k/a Growth Division)
2007	1.955	2.398	22.68	3,031,322
2006	1.785	1.955	9.50
2005	1.600	1.785	11.56	4,172
2004	1.469	1.600	8.95	8,493
2003	1.166	1.469	25.95	10,006
2003	1.651	1.166	(29.38)	11,578
2001	2.223	1.651	(25.73)	14,820
2000	2.488	2.223	(10.65)	20,921
1999	2.145	2.488	15.99	20,774
1998	1.775	2.145	20.85	16,370
LargeCap Growth I Division (f/k/a Equity Growth Division(2))
2007	1.058	1.145	8.14	42,194
2006	1.001	1.058	5.74
2005	0.935	1.001	7.06	65
2004	0.859	0.935	8.89	160
2003	0.685	0.859	25.35	84
2003	0.951	0.685	(27.97)	41
2001(1)	1.000	0.951	(4.90)	1
LargeCap S&P 500 Index Division (f/k/a LargeCap Stock Index Division)
2007	1.223	1.280	4.70	660,450
2006	1.062	1.223	15.15	632
2005	1.021	1.062	4.02	602
2004	0.929	1.021	9.90	592
2003	0.727	0.929	27.79	239
2003	0.941	0.727	(22.74)	80
2001(1)	1.000	0.941	(5.90)	52

40 CONDENSED FINANCIAL INFORMATION	Premier Variable Annuity
1-800-633-1373

				Number of
				Accumulation Units
	Accumulation Unit Value			Outstanding
	Beginning	End	Percentage Change	End of Period
Division	of Period	of Period	from Prior Period	(in thousands)

LargeCap Value Division (f/k/a Capital Value Division)
2007	3.647	3.628	(0.52)	3,613,032
2006	3.053	3.647	19.45	3,743
2005	2.870	3.053	6.38	4,428
2004	2.565	2.870	11.89	7,193
2003	2.053	2.565	24.94	7,849
2002	2.388	2.053	(14.03)	9,823
2001	2.608	2.388	(8.44)	11,828
2000	2.563	2.608	1.76	15,798
1999	2.689	2.563	(4.69)	22,466
1998	2.378	2.689	13.08	22,328
MidCap Blend Division (f/k/a MidCap Division)
2007	4.166	4.540	8.99	1,787,866
2006	3.661	4.166	13.78	1,918
2005	3.367	3.661	8.73	2,758
2004	2.872	3.367	17.24	4,931
2003	2.171	2.872	32.29	5,547
2002	2.390	2.171	(9.16)	7,024
2001	2.492	2.390	(4.09)	8,858
2000	2.184	2.492	14.10	12,724
1999	1.940	2.184	12.58	12,883
1998	1.879	1.940	3.25	12,204
MidCap Growth I Division (f/k/a MidCap Growth Division)
2007	1.310	1.445	10.31	17,181
2006	1.199	1.310	9.28	14
2005	1.060	1.199	13.11	81
2004	0.952	1.060	11.34	68
2003	0.680	0.952	40.00	88
2003	0.926	0.680	(26.57)	1
2001(1)	1.000	0.926	(7.40)	0
MidCap Value II Division (f/k/a MidCap Value Division)
2007	1.825	1.799	(1.45)	122,707
2006	1.618	1.825	12.81	101
2005	1.470	1.618	10.07	323
2004	1.203	1.470	22.19	304
2003	0.885	1.203	35.93	173
2003	0.987	0.885	(10.33)	40
2001(1)	1.000	0.987	(1.30)	1
Money Market Division
2007	1.604	1.677	4.55	3,359,482
2006	1.537	1.604	4.35	2,898
2005	1.505	1.537	2.13	3,709
2004	1.498	1.505	0.47	5,108
2003	1.493	1.498	0.33	5,903
2002	1.478	1.493	1.01	8,250
2001	1.430	1.478	3.36	9,389
2000	1.354	1.430	5.61	10,369
1999	1.296	1.354	4.48	10,632
1998	1.237	1.296	4.77	9,868

Premier Variable Annuity	CONDENSED FINANCIAL INFORMATION 41
www.principal.com

				Number of
				Accumulation Units
	Accumulation Unit Value			Outstanding
	Beginning	End	Percentage Change	End of Period
Division	of Period	of Period	from Prior Period	(in thousands)

Real Estate Securities Division
2007	3.181	2.607	(18.04)	66,740
2006	2.338	3.181	36.06	202
2005	2.022	2.338	15.63	268
2004	1.512	2.022	33.73	308
2003	1.093	1.512	38.33	184
2003	1.019	1.093	7.26	64
2001(1)	1.000	1.019	1.90	4
SmallCap Blend Division (f/k/a SmallCap Division)
2007	1.313	1.329	1.22	55,331
2006	1.170	1.313	12.25	47
2005	1.098	1.170	6.56	131
2004	0.920	1.098	19.35	86
2003	0.675	0.920	36.30	30
2003	0.933	0.675	(27.65)	1
2001(1)	1.000	0.933	(6.70)	1
SmallCap Growth II Division (f/k/a SmallCap Growth Division)
2007	0.797	0.833	4.48	36,692
2006	0.734	0.797	8.61	26
2005	0.686	0.734	7.00	157
2004	0.624	0.686	9.94	129
2003	0.430	0.624	45.12	125
2003	0.798	0.430	(46.12)	33
2001(1)	1.000	0.798	(20.20)	0
SmallCap Value I Division (f/k/a SmallCap Value Division)
2007	2.010	1.811	(9.90)	81,701
2006	1.701	2.010	18.18	104
2005	1.609	1.701	5.72	244
2004	1.312	1.609	22.64	266
2003	0.875	1.312	49.94	121
2003	0.964	0.875	(9.23)	36
2001(1)	1.000	0.964	(3.60)	13

(1)	Commenced operations on June 29, 2001.

42 CONDENSED FINANCIAL INFORMATION	Premier Variable Annuity
1-800-633-1373

APPENDIX A

The Contract provides for recordkeeping and other services and fees described below as well as a separate Service Expense Agreement which allows Contractholders to choose, in their sole discretion, a customized Plan-level service package and charges.

A.	Recordkeeping Expense

The Contractholder must also pay a recordkeeping expense. The quarterly recordkeeping expense is one-fourth of the charge determined from the table below. The amount of the charge is determined at the end of each quarter based upon the number of Plan Participants, both active and inactive, for whom there are Investment Accounts under the Contract at the end of the quarter.

Annual Expense (Benefit Report
Sent to the Contractholder)
Plan Participants
1-25	$2,250
26 - 49	$34 per Plan Participant + $1,366
50 - 99	$31 per Plan Participant + $1,516
100 - 299	$28 per Plan Participant + $1,816
300 - 499	$23 per Plan Participant + $3,316
500 - 999	$19 per Plan Participant + $5,316
1,000 - 2,499	$14 per Plan Participant + $10,316
2,500 - 4,999	$12 per Plan Participant + $15,316
5,000 and over	$10 per Plan Participant + $25,316

Example:	Assume 600 Plan Participants with Benefit Reports sent to the Contractholder: The expense is $16,716 [600 x $19 = $11,400+ $5,316 = $16,716] ÷ 4 = $4,179. This would be $6.96 per Plan Participant, per quarter

The recordkeeping expense is increased by $3 per Plan Participant if benefit reports are mailed directly to Plan Participants’ homes.

If, instead of quarterly benefit reports, the Company provides such reports annually, the recordkeeping expense is reduced by 9%. Similarly, if such reports are provided semi-annually, the recordkeeping expense is reduced by 6%. If such reports are provided on a monthly basis, the recordkeeping expense is increased by 24%.

If the Company performs more (or less) than one 401(k) & 401(m) non-discrimination test in a Deposit Year, the recordkeeping expense is increased (reduced) by 3% for each additional test performed (or test not performed).

The recordkeeping expense is increased by 10% if Plan Contributions are not reported in the Company’s standard format by modem.

A charge of $15 is made to the account of plan participants who make investment changes/transfers using paper rather than our toll-free number (1-800-633-1373).

The recordkeeping expense for an employer with both a non-qualified plan in the contract offered under this prospectus and a 401(k) plan in a contract will be determined at the point in scale reached under the 401(k) plan.

If the initial Deposit Year is less than twelve months, an adjustment will be made in the amount of the charge so that the full amount of the annual charge per Plan Participant will be assessed during the year.

If all Investment Accounts attributable to a Plan Participant are canceled during the Deposit Year as a result of a withdrawal, the unassessed portion of the full annual charge attributable to the Plan Participant will be charged.

Premier Variable Annuity	APPENDIX A 43
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If the Company provides recordkeeping services for Plan assets not allocated to the Contract or an Associated or Companion Contract (“Outside Assets”), the Contractholder must pay an Outside Asset recordkeeping expense. The annual charge is calculated based upon the following table.

Outside Asset
Number of Plan Participants	Annual Recordkeeping
With Outside Accounts	Expense
During the Quarter

1-25	$1,000 minimum
26-49	$15.30 per member + $614.70
50-99	$13.95 per member + $682.20
100-299	$12.60 per member+ $817.20
300-499	$10.35 per member + $1,492.20
500-999	$8.55 per member+ $2,392.20
1000-2499	$6.30 per member + $4,642.20
2500-4999	$5.40 per member + $6,892.20
5000 and over	$4.50 per member + $11,392.20

The charge calculated in accordance with the above table will be increased by 15% for the second and each additional Outside Asset for which the Company provides recordkeeping services. One-fourth of the annual Outside Asset Recordkeeping Charge will be billed on a quarterly basis. This charge does not apply if the Outside Assets which correlate to the Plan Participant consist solely of shares of mutual funds for which a subsidiary of the Company serves as investment adviser.

The Contractholder may elect to have the recordkeeping expense attributable to investments in this Contract which correlate to inactive Plan Participants deducted from the Investment Account Values of such Plan Participants. The portion of the charge attributable to a Plan Participant will be allocated to his or her Investment Account in proportion to their relative value.

B.	Location Fee

Contractholders may request the Company to provide services to groups of employees at multiple locations. If the Company agrees to provide such services, the Contractholder will be charged $150 on a quarterly basis for each additional employee group or location.

C.	Flexible Income Option Charge

An additional charge of $25 annually will be made for any Plan Participant receiving benefits under the Flexible Income Option. The charge is added to the portion of the recordkeeping expense attributable to such Plan Participants. If a Plan Participant is receiving benefits under the Flexible Income Option from a Companion Contract to which a Flexible Income Option Charge applies, the charge will not apply to the contract.

D.	Documentation Expense

The Company provides a sample Plan document and summary plan descriptions to the Contractholder. The Contractholder will pay $125 if the Contractholder uses a Principal Standard Plan. If the Company provides a sample custom-written Plan, the Contractholder will pay $700 for the initial Plan or for any restatement thereof, $300 for any amendments thereto, and $500 for standard summary plan description booklets. If the Contractholder adopts a Plan other than one provided by the Company, a $900 charge will be made for summary plan description booklets requested by the Contractholder, if any.

44 APPENDIX A	Premier Variable Annuity
1-800-633-1373

PART B

PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

PREMIER VARIABLE

(A Group Variable Annuity Contract for

Employer-Sponsored Qualified and Non-Qualified Retirement Plans)

Statement of Additional Information

dated May 1, 2008

This Statement of Additional Information provides information about Principal Life Insurance Company Separate Account B Premier Variable – Group Variable Annuity Contracts (the “Contract” or the “Contracts”) in addition to the information that is contained in the Contract’s Prospectus, dated May 1, 2008.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, a copy of which can be obtained free of charge by writing or telephoning:

Princor Financial Services Corporation
a company of
the Principal Financial Group
Des Moines, Iowa 50392-2080
Telephone: 1-800-633-1373

2 TABLE OF CONTENTS	Principal Premier Variable Annuity Contract
1-800-633-1373

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 801 Grand, Des Moines, Iowa, serves as the independent registered public accounting firm for Principal Life Insurance Company Separate Account B and the Principal Life Insurance Company.

UNDERWRITING COMMISSIONS

Aggregate dollar amount of underwriting commissions paid to and retained by Princor Financial Services Corporation for the Separate Account B Premier Variable Annuity contracts:

Year	Paid to	Retained by
2007	$8,557.66	—
2006	$3,841.42	—
2005	$5,599.74	—

CALCULATION OF PERFORMANCE DATA

The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its Divisions. The Contract was not offered prior to July 15, 1992. Some of the underlying mutual funds were offered prior to the date that they were made available in the Contract. Thus, the Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its Divisions for this Contract had the Contract been issued on or after the date the underlying mutual funds in which such Division invests was first offered. The hypothetical performance from the date of inception of the mutual fund’s in which the Division invests is derived by reducing the actual performance of the underlying mutual fund’s by the fees and charges of the Contract as if it had been in existence. The yield and total return figures described below will vary depending upon market conditions, the composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance.

From time to time the Separate Account advertises its Money Market Division’s “yield” and “effective yield” for these Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the Division refers to the income generated by an investment under the Contract in the Division over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects sales load deducted from purchase payments which, if included, would reduce the “yield” and “effective yield.” For the period ended December 31, 2007, the 7-day annualized and effective yields were 4.01% and 4.09%, respectively.

From time to time, the Separate Account will advertise the average annual total return of its various divisions for these contracts. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable contract value.

Principal Premier Variable Annuity Contract	CALCULATION OF PERFORMANCE DATA 3
www.principal.com

Assuming the Contract had been offered as of the periods indicated in the table below, the hypothetical average annual total returns for the periods ending December 31, 2007 are:

	Effective				Since
Division	Date	One Year	Five Years	Ten Years	Inception
Asset Allocation	June 1, 1994	11.31	11.49	6.52	8.06
Balanced	December 18, 1987	4.93	9.93	3.84	8.01
Bond & Mortgage Securities (f/k/a Bond)	December 18, 1987	2.97	3.60	4.59	6.91
Diversified International	May 2, 1994	15.60	23.60	8.58	9.56
Equity Income (f/k/a Equity Income I)	April 28, 1998	4.81	15.79		9.40
Government & High Quality Bond	April 9, 1987	4.46	2.87		6.63
International Emerging Markets	October 24, 2000	41.51	38.39		22.00
International SmallCap	May 1,1998	8.75	29.30	4.74	19.06
LargeCap Growth (f/k/a Growth)	May 2, 1994	22.68	15.51	3.05	7.00
LargeCap Growth I (f/k/a Equity Growth)	June 1, 1994	8.14	10.82	3.97	9.92
LargeCap S&P 500 Index (f/k/a LargeCap Stock Index)	May 3, 1999	4.70	11.98		1.76
LargeCap Value (f/k/a Capital Value)	May 13, 1970	-0.52	12.06	4.32	11.24
MidCap Blend (f/k/a MidCap)	December 18, 1987	8.99	15.90	9.22	13.45
MidCap Growth I (f/k/a MidCap Growth)	May 1, 1998	10.31	16.28		4.11
MidCap Value II (f/k/a MidCap Value)	May 3, 1999	-1.45	15.23		11.34
Money Market	March 18, 1983	4.55	2.35	3.09
Real Estate Securities	May 1, 1998	-18.09	18.99		12.80
SmallCap Blend* (f/k/a SmallCap)	May 1, 1998	1.22	14.52		3.92
SmallCap Growth II (f/k/a SmallCap Growth)	May 1, 1998	4.48	14.11		2.00
SmallCap Value I (f/k/a SmallCap Value)	May 1, 1998	-9.90	15.66		9.99

*	The SmallCap Blend Division is not available as an investment option for Policies or Contracts with an application signature date of November 19, 2007 or later.

4 CALCULATION OF PERFORMANCE DATA	Principal Premier Variable Annuity Contract
1-800-633-1373

Report of Independent Registered Public Accounting Firm
The Board of Directors and Participants
Principal Life Insurance Company
We have audited the accompanying statements of assets and liabilities of each of the divisions of Principal Life Insurance Company Separate Account B [comprised of the AIM V.I. Basic Value Series 1, AIM V.I. Capital Appreciation Series I, AIM V.I. Core Equity Series I, AIM V.I. Dynamics Series I, AIM V.I. Global Health Care Series I, AIM V.I. Small Cap Equity Series I, AIM V.I. Technology Series I, Alliance Bernstein VP Series Small Cap Growth Class A, American Century VP II Inflation Protection, American Century VP II Ultra, American Century VP II Value, American Century VP Income & Growth, American Century VP Ultra, American Century VP Vista, Asset Allocation, Balanced, Bond, Capital Value, Diversified International, Dreyfus IP Technology Growth Service Shares, Equity Growth, Equity Income I, Equity Value, Fidelity VIP Equity-Income Service Class 2, Fidelity VIP Growth Service Class, Fidelity VIP Growth Service Class 2, Fidelity VIP Overseas Service Class 2, Fidelity VIP II Contrafund Service Class, Fidelity VIP II Contrafund Service Class 2, Fidelity VIP III Mid Cap Service Class 2, Goldman Sachs Structured Small Cap Equity Service Class I, Goldman Sachs VIT Mid Cap Value Service Class I, Government & High Quality Bond, Growth, International Emerging Markets, International SmallCap, Janus Aspen Mid Cap Growth Service Shares, LargeCap Blend, LargeCap Stock Index, LargeCap Value, Lehman Brothers AMT High Income Bond S Class (formerly Neuberger Berman AMT High Income Bond S Class), MidCap, MidCap Growth, MidCap Value, Money Market, Neuberger Berman AMT Fasciano S Class, Neuberger Berman AMT Partners I Class, Neuberger Berman AMT Socially Responsive I Class, Principal LifeTime Strategic Income, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Real Estate Securities, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short Term Bond, SmallCap, SmallCap Growth, SmallCap Value, T. Rowe Price Blue Chip Growth II, T. Rowe Price Health Science II, Templeton Growth Securities Class 2, and West Coast Equity Divisions] as of December 31, 2007, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the management of Principal Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the transfer agents or the performance of other procedures when confirmations were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions of Principal Life Insurance Company Separate Account B at December 31, 2007, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
April 22, 2008

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities
December 31, 2007

		AIM V.I.
	AIM V.I.	Capital
	Basic Value	Appreciation
	Series I	Series I
	Division	Division

Assets
Investments in shares of mutual funds, at market	$1,478,801	$14,126,223

Liabilities	—	—

Net assets	$1,478,801	$14,126,223

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	11,989,058
The Principal Variable Annuity With Purchase Payment Credit Rider	—	2,137,165
Principal Investment Plus Variable Annuity	905,583	—
Principal Investment Plus Variable Annuity With Purchase Rider	573,218	—
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$1,478,801	$14,126,223

Investments in shares of mutual funds, at cost	$1,546,123	$12,632,383
Shares of mutual fund owned	116,167	480,975
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	1,097,471
The Principal Variable Annuity With Purchase Payment Credit Rider	—	197,617
Principal Investment Plus Variable Annuity	68,848	—
Principal Investment Plus Variable Annuity With Purchase Rider	44,468	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	10.92
The Principal Variable Annuity With Purchase Payment Credit Rider	—	10.82
Principal Investment Plus Variable Annuity	13.15	—
Principal Investment Plus Variable Annuity With Purchase Rider	12.89	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

					Alliance Bernstein
		AIM V.I.	AIM V.I.		VP Series
AIM V.I.	AIM V.I.	Global	Small Cap	AIM V.I.	Small Cap
Core Equity	Dynamics	Health Care	Equity	Technology	Growth
Series I	Series I	Series I	Series I	Series I	Class A
Division	Division	Division	Division	Division	Division

$56,330,843	$4,415,668	$13,956,875	$6,049,130	$6,560,657	$1,843,004

—	—	—	—	—	—

$56,330,843	$4,415,668	$13,956,875	$6,049,130	$6,560,657	$1,843,004

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
42,722,236	2,531,716	8,314,967	2,984,750	4,024,765	—
13,608,607	1,883,952	5,641,908	1,597,988	2,535,892	—
—	—	—	730,699	—	1,213,097
—	—	—	735,693	—	629,907
—	—	—	—	—	—
—	—	—	—	—	—

$56,330,843	$4,415,668	$13,956,875	$6,049,130	$6,560,657	$1,843,004

$49,734,520	$3,549,935	$10,034,140	$6,183,042	$5,250,685	$1,649,652
1,935,103	229,505	580,086	389,513	434,481	119,057

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
3,891,550	222,721	685,886	202,149	624,597	—
1,293,604	172,459	484,263	110,434	409,511	—
—	—	—	49,500	—	78,139
—	—	—	50,854	—	41,401
$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
10.98	11.37	12.12	14.76	6.44	—
10.52	10.92	11.65	14.47	6.19	—
—	—	—	14.76	—	15.53
—	—	—	14.47	—	15.22
—	—	—	—	—	—
—	—	—	—	—	—

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

American
	Century VP II	American
	Inflation	Century VP II
	Protection	Ultra
	Division	Division

Assets
Investments in shares of mutual funds, at market	$77,061,194	$62,388,907

Liabilities	—	—

Net assets	$77,061,194	$62,388,907

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	56,808,611	45,406,762
Principal Investment Plus Variable Annuity With Purchase Rider	20,252,583	16,982,145
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$77,061,194	$62,388,907

Investments in shares of mutual funds, at cost	$74,478,147	$52,751,798
Shares of mutual fund owned	7,304,379	5,173,210
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	5,125,214	3,530,204
Principal Investment Plus Variable Annuity With Purchase Rider	1,864,418	1,347,214
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	11.09	12.86
Principal Investment Plus Variable Annuity With Purchase Rider	10.87	12.61
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

	American
American	Century VP	American	American
Century VP II	Income &	Century VP	Century VP	Asset
Value	Growth	Ultra	Vista	Allocation	Balanced
Division	Division	Division	Division	Division	Division

$44,383,934	$34,147,297	$9,654,184	$2,995,921	$85,056,981	$85,956,808

—	—	—	—	—	—

$44,383,934	$34,147,297	$9,654,184	$2,995,921	$85,056,981	$85,956,808

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	1,158,270
—	—	—	—	90,511	3,755,151
—	6,347,192	—	—	—	—
—	152,666	—	—	—	—
29,473,401	17,584,995	6,067,080	—	61,860,409	66,462,638
14,910,533	10,062,444	3,587,104	—	12,519,217	14,580,749
—	—	—	1,611,048	6,773,985	—
—	—	—	1,384,873	3,812,859	—

—	—	—	—	—	—
—	—	—	—	—	—

$44,383,934	$34,147,297	$9,654,184	$2,995,921	$85,056,981	$85,956,808

$45,838,598	$25,962,743	$7,238,195	$2,516,211	$69,733,479	$75,529,914
5,949,589	4,036,323	794,583	136,178	5,720,039	5,153,286

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	510,307
—	—	—	—	60,832	1,606,929
—	517,437	—	—	—	—
—	13,706	—	—	—	—
2,157,098	1,465,499	561,318	—	2,321,489	3,103,776
1,128,743	872,591	345,334	—	490,278	710,566
—	—	—	86,841	254,218	—
—	—	—	76,171	149,322	—
$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	2.27
—	—	—	—	1.49	2.34
—	12.27	—	—	—	—
—	11.14	—	—	—	—
13.66	12.00	10.81	—	26.65	21.41
13.21	11.53	10.39	—	25.53	20.52
—	—	—	18.55	26.65	—
—	—	—	18.18	25.53	—

—	—	—	—	—	—
—	—	—	—	—	—

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

		Capital
	Bond	Value
	Division	Division

Assets
Investments in shares of mutual funds, at market	$358,685,586	$193,783,059

Liabilities	—	—

Net assets	$358,685,586	$193,783,059

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$2,114,967
Pension Builder Plus	—	2,796,200
Pension Builder Plus — Rollover IRA	—	217,301
Personal Variable	366,393	1,563,905
Premier Variable	3,446,850	13,107,918
Principal Freedom Variable Annuity	13,514,084	6,620,838
Principal Freedom 2 Variable Annuity	451,140	537,434
The Principal Variable Annuity	159,957,492	126,845,961
The Principal Variable Annuity With Purchase Payment Credit Rider	61,026,570	22,821,455
Principal Investment Plus Variable Annuity	89,385,350	11,325,420
Principal Investment Plus Variable Annuity With Purchase Rider	30,537,707	5,596,812
Contracts in annuitization period:
Bankers Flexible Annuity	—	3,831
Pension Builder Plus — Rollover IRA	—	231,017

Total net assets	$358,685,586	$193,783,059

Investments in shares of mutual funds, at cost	$354,339,195	$177,833,210
Shares of mutual fund owned	29,990,434	5,584,528
Accumulation units outstanding:
Bankers Flexible Annuity	—	50,029
Pension Builder Plus	—	388,561
Pension Builder Plus — Rollover IRA	—	26,050
Personal Variable	173,929	445,916
Premier Variable	1,589,422	3,613,032
Principal Freedom Variable Annuity	957,485	545,716
Principal Freedom 2 Variable Annuity	42,536	48,073
The Principal Variable Annuity	8,280,846	4,375,735
The Principal Variable Annuity With Purchase Payment Credit Rider	3,296,833	821,539
Principal Investment Plus Variable Annuity	4,627,475	390,697
Principal Investment Plus Variable Annuity With Purchase Rider	1,649,765	201,482
Accumulation unit value:
Bankers Flexible Annuity	$—	$42.27
Pension Builder Plus	—	7.20
Pension Builder Plus — Rollover IRA	—	8.34
Personal Variable	2.11	3.51
Premier Variable	2.17	3.63
Principal Freedom Variable Annuity	14.11	12.13
Principal Freedom 2 Variable Annuity	10.61	11.18
The Principal Variable Annuity	19.32	28.99
The Principal Variable Annuity With Purchase Payment Credit Rider	18.51	27.78
Principal Investment Plus Variable Annuity	19.32	28.99
Principal Investment Plus Variable Annuity With Purchase Rider	18.51	27.78
Annuitized units outstanding:
Bankers Flexible Annuity	—	91
Pension Builder Plus — Rollover IRA	—	27,695
Annuitized unit value:
Bankers Flexible Annuity	$—	$42.27
Pension Builder Plus — Rollover IRA	—	8.34
See accompanying notes.

	Dreyfus IP
Diversified	Technology Growth	Equity	Equity	Equity
International	Service Shares	Growth	Income I	Value
Division	Division	Division	Division	Division

$325,697,871	$1,018,089	$185,016,694	$209,476,716	$5,522,570

—	—	—	—	—

$325,697,871	$1,018,089	$185,016,694	$209,476,716	$5,522,570

$—	$—	$—	$—	$—
—	—	—	—	—
—	—	—	—	—
1,174,163	—	—	—	—
7,862,988	—	48,295	90,950	—
9,260,503	—	2,651,644	—	—
1,479,351	—	78,307	—	—
203,344,407	—	145,149,757	43,321,309	—
58,835,729	—	28,036,400	14,451,186	—
33,417,217	528,429	6,246,845	114,297,363	3,817,944
10,323,513	489,660	2,805,446	37,315,908	1,704,626

—	—	—	—	—
—	—	—	—	—

$325,697,871	$1,018,089	$185,016,694	$209,476,716	$5,522,570

$217,214,922	$916,863	$166,388,727	$210,900,882	$5,825,770
15,029,897	95,865	9,363,193	10,842,481	487,429

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
349,368	—	—	—	—
2,272,963	—	42,194	70,615	—
494,578	—	261,011	—	—
106,903	—	7,718	—	—
6,553,361	—	4,508,105	4,173,952	—
1,978,721	—	908,696	1,400,640	—
1,076,986	38,404	194,048	11,013,049	291,857
347,199	36,312	90,943	3,616,949	132,942

$—	$—	$—	$—	$—
—	—	—	—	—
—	—	—	—	—
3.36	—	—	—	—
3.46	—	1.14	1.29	—
18.72	—	10.15	—	—
13.84	—	10.14	—	—
31.03	—	32.19	10.38	—
29.73	—	30.85	10.32	—
31.03	13.76	32.19	10.38	13.08
29.73	13.49	30.85	10.32	12.82

—	—	—	—	—
—	—	—	—	—

$—	$—	$—	$—	$—
—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

	Fidelity VIP	Fidelity VIP
	Equity-Income	Growth
	Service	Service
	Class 2	Class
	Division	Division

Assets
Investments in shares of mutual funds, at market	$79,977,091	$38,298,842

Liabilities	—	—

Net assets	$79,977,091	$38,298,842

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	44,586,940	29,419,378
The Principal Variable Annuity With Purchase Payment Credit Rider	23,389,825	8,879,464
Principal Investment Plus Variable Annuity	9,572,232	—
Principal Investment Plus Variable Annuity With Purchase Rider	2,428,094	—
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$79,977,091	$38,298,842

Investments in shares of mutual funds, at cost	$78,570,425	$35,879,137
Shares of mutual fund owned	3,393,173	851,275
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	3,195,627	2,679,963
The Principal Variable Annuity With Purchase Payment Credit Rider	1,733,953	844,113
Principal Investment Plus Variable Annuity	686,110	—
Principal Investment Plus Variable Annuity With Purchase Rider	180,015	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	13.95	10.98
The Principal Variable Annuity With Purchase Payment Credit Rider	13.49	10.52
Principal Investment Plus Variable Annuity	13.95	—
Principal Investment Plus Variable Annuity With Purchase Rider	13.49	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

Fidelity VIP	Fidelity VIP	Fidelity VIP II	Fidelity VIP II	Fidelity VIP III
Growth	Overseas	Contrafund	Contrafund	Mid Cap
Service	Service	Service	Service	Service
Class 2	Class 2	Class	Class 2	Class 2
Division	Division	Division	Division	Division

$9,070,602	$53,358,319	$126,342,173	$42,750,873	$7,539,411

—	—	—	—	—

$9,070,602	$53,358,319	$126,342,173	$42,750,873	$7,539,411

$—	$—	$—	$—	$—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	97,026,740	—	—
—	—	29,315,433	—	—
5,670,506	37,224,821	—	33,920,701	5,705,292
3,400,096	16,133,498	—	8,830,172	1,834,119

—	—	—	—	—
—	—	—	—	—

$9,070,602	$53,358,319	$126,342,173	$42,750,873	$7,539,411

$7,444,008	$45,864,771	$117,009,167	$48,025,843	$7,090,592
203,149	2,124,137	4,544,682	1,556,842	211,603

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	5,653,063	—	—
—	—	1,782,376	—	—
376,303	2,012,757	—	2,031,462	321,107
230,235	890,123	—	539,604	105,332

$—	$—	$—	$—	$—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	17.16	—	—
—	—	16.45	—	—
15.07	18.50	—	16.70	17.77
14.77	18.13	—	16.36	17.41

—	—	—	—	—
—	—	—	—	—

$—	$—	$—	$—	$—
—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

	Goldman Sachs	Goldman Sachs
	Structured	VIT Mid Cap
	Small Cap	Value
	Equity Service	Service
	Class I	Class I
	Division	Division

Assets
Investments in shares of mutual funds, at market	$4,625,931	$20,193,137

Liabilities	—	—

Net assets	$4,625,931	$20,193,137

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	3,185,808	14,018,814
Principal Investment Plus Variable Annuity With Purchase Rider	1,440,123	6,174,323
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$4,625,931	$20,193,137

Investments in shares of mutual funds, at cost	$6,029,770	$23,379,869
Shares of mutual fund owned	431,926	1,440,309
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	286,534	925,468
Principal Investment Plus Variable Annuity With Purchase Rider	132,167	415,913
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	11.12	15.15
Principal Investment Plus Variable Annuity With Purchase Rider	10.90	14.85
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

Government				Janus Aspen
& High		International		Mid Cap
Quality		Emerging	International	Growth
Bond	Growth	Markets	SmallCap	Service Shares
Division	Division	Division	Division	Division

$277,392,256	$104,200,513	$163,677,397	$133,592,554	$22,519,035

—	—	—	—	—

$277,392,256	$104,200,513	$163,677,397	$133,592,554	$22,519,035

$—	$—	$—	$—	$—
147,897	—	—	—	—
48,120	—	—	—	—
392,855	1,462,071	—	—	—
3,485,480	7,268,465	685,987	217,300	—
6,690,367	—	—	—	—
205,499	—	—	—	—
166,750,038	78,922,318	85,571,701	79,318,384	14,974,015
56,774,190	8,814,825	37,384,230	27,253,154	7,545,020
32,369,082	5,298,345	27,381,069	19,014,737	—
10,528,728	2,434,489	12,654,410	7,788,979	—

—	—	—	—	—
—	—	—	—	—

$277,392,256	$104,200,513	$163,677,397	$133,592,554	$22,519,035

$275,383,875	$90,025,203	$101,267,697	$106,585,244	$14,635,236
24,418,333	5,814,761	5,928,193	5,958,633	578,152

—	—	—	—	—
50,870	—	—	—	—
14,929	—	—	—	—
178,777	627,714	—	—	—
1,533,175	3,031,322	152,797	80,598	—
602,995	—	—	—	—
19,151	—	—	—	—
8,742,200	3,513,750	2,056,082	2,385,013	1,608,225
3,106,088	409,547	937,355	855,153	845,653
1,697,042	235,898	657,911	571,760	—
576,031	113,113	317,295	244,407	—

$—	$—	$—	$—	$—
2.91	—	—	—	—
3.22	—	—	—	—
2.20	2.33	—	—	—
2.27	2.40	4.49	2.70	—
11.10	—	—	—	—
10.73	—	—	—	—
19.07	22.46	41.62	33.26	9.31
18.28	21.52	39.88	31.87	8.92
19.07	22.46	41.62	33.26	—
18.28	21.52	39.88	31.87	—

—	—	—	—	—
—	—	—	—	—

$—	$—	$—	$—	$—
—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

		LargeCap
	LargeCap	Stock
	Blend	Index
	Division	Division

Assets
Investments in shares of mutual funds, at market	$226,044,097	$154,077,481

Liabilities	—	—

Net assets	$226,044,097	$154,077,481

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	845,659
Principal Freedom Variable Annuity	—	18,225,075
Principal Freedom 2 Variable Annuity	—	703,388
The Principal Variable Annuity	79,677,853	79,595,548
The Principal Variable Annuity With Purchase Payment Credit Rider	38,351,643	32,533,314
Principal Investment Plus Variable Annuity	78,971,086	15,977,106
Principal Investment Plus Variable Annuity With Purchase Rider	29,043,515	6,197,391
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$226,044,097	$154,077,481

Investments in shares of mutual funds, at cost	$195,577,606	$125,843,163
Shares of mutual fund owned	17,954,257	14,226,914
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	660,450
Principal Freedom Variable Annuity	—	1,603,452
Principal Freedom 2 Variable Annuity	—	60,921
The Principal Variable Annuity	5,899,564	7,250,177
The Principal Variable Annuity With Purchase Payment Credit Rider	2,937,167	3,092,442
Principal Investment Plus Variable Annuity	5,847,323	1,455,343
Principal Investment Plus Variable Annuity With Purchase Rider	2,224,336	589,101
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	1.28
Principal Freedom Variable Annuity	—	11.37
Principal Freedom 2 Variable Annuity	—	11.55
The Principal Variable Annuity	13.51	10.98
The Principal Variable Annuity With Purchase Payment Credit Rider	13.06	10.52
Principal Investment Plus Variable Annuity	13.51	10.98
Principal Investment Plus Variable Annuity With Purchase Rider	13.06	10.52
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

	Lehman
	Brothers AMT
	High Income
LargeCap	Bond		MidCap	MidCap
Value	S Class	MidCap	Growth	Value
Division	Division	Division	Division	Division

$190,693,956	$4,093,682	$380,163,964	$59,983,869	$125,208,659
—		—	—	—

$190,693,956	$4,093,682	$380,163,964	$59,983,869	$125,208,659

$—	$—	$—	$—	$—
—	—	—	—	—
—	—	—	—	—
—	—	1,889,285	—	—
—	—	8,116,750	24,834	220,722
—	—	5,946,684	1,762,628	8,834,505
—	—	328,677	144,465	381,435
68,121,516	—	241,994,438	36,490,920	47,005,288
28,591,101	—	52,600,892	14,988,221	23,600,115
69,089,869	2,950,378	50,655,755	4,540,638	33,642,379
24,891,470	1,143,304	18,631,483	2,032,163	11,524,215
—	—	—	—	—
—	—	—	—	—

$190,693,956	$4,093,682	$380,163,964	$59,983,869	$125,208,659

$171,674,685	$4,416,560	$320,243,189	$50,194,596	$122,313,501
14,156,938	444,965	9,040,760	5,166,569	8,221,186
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	428,451	—	—
—	—	1,787,866	17,181	122,707
—	—	270,552	116,275	354,039
—	—	27,393	12,819	35,655
4,873,916	—	5,827,023	2,665,654	2,832,384
2,115,855	—	1,321,733	1,142,587	1,479,723
4,943,283	277,229	1,219,769	331,700	2,027,215
1,842,099	109,573	468,172	154,920	722,579
$—	$—	$—	$—	$—
—	—	—	—	—
—	—	—	—	—
—	—	4.41	—	—
—	—	4.54	1.45	1.80
—	—	21.98	15.16	24.95
—	—	12.00	11.27	10.70
13.98	—	41.53	13.69	16.60
13.51	—	39.80	13.12	15.95
13.98	10.64	41.53	13.69	16.60
13.51	10.43	39.80	13.12	15.95
—	—	—	—	—
—	—	—	—	—
$—	$—	$—	$—	$—
—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

		Neuberger
		Berman AMT
	Money	Fasciano
	Market	S Class
	Division	Division

Assets
Investments in shares of mutual funds, at market	$131,678,693	$3,110,588
Liabilities	—	—

Net assets	$131,678,693	$3,110,588

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	168,035	—
Pension Builder Plus — Rollover IRA	7,632	—
Personal Variable	495,306	—
Premier Variable	5,625,556	—
Principal Freedom Variable Annuity	5,871,270	—
Principal Freedom 2 Variable Annuity	311,373	—
The Principal Variable Annuity	71,583,264	—
The Principal Variable Annuity With Purchase Payment Credit Rider	26,743,844	—
Principal Investment Plus Variable Annuity	12,760,454	1,873,564
Principal Investment Plus Variable Annuity With Purchase Rider	8,111,959	1,237,024
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$131,678,693	$3,110,588

Investments in shares of mutual funds, at cost	$131,678,692	$3,129,521
Shares of mutual fund owned	131,678,693	214,523
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	73,132	—
Pension Builder Plus — Rollover IRA	3,035	—
Personal Variable	306,206	—
Premier Variable	3,359,482	—
Principal Freedom Variable Annuity	478,206	—
Principal Freedom 2 Variable Annuity	29,070	—
The Principal Variable Annuity	5,015,103	—
The Principal Variable Annuity With Purchase Payment Credit Rider	1,955,251	—
Principal Investment Plus Variable Annuity	894,286	163,035
Principal Investment Plus Variable Annuity With Purchase Rider	593,262	109,840
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	2.30	—
Pension Builder Plus — Rollover IRA	2.52	—
Personal Variable	1.62	—
Premier Variable	1.68	—
Principal Freedom Variable Annuity	12.28	—
Principal Freedom 2 Variable Annuity	10.72	—
The Principal Variable Annuity	14.28	—
The Principal Variable Annuity With Purchase Payment Credit Rider	13.68	—
Principal Investment Plus Variable Annuity	14.28	11.49
Principal Investment Plus Variable Annuity With Purchase Rider	13.68	11.26
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

	Neuberger
Neuberger	Berman AMT	Principal
Berman AMT	Socially	LifeTime	Principal	Principal	Principal
Partners	Responsive	Strategic	LifeTime	LifeTime	LifeTime
I Class	I Class	Income	2010	2020	2030
Division	Division	Division	Division	Division	Division

$7,153,595	$4,688,875	$20,782,672	$43,288,558	$173,291,730	$24,342,225

—		—	—	—	—

$7,153,595	$4,688,875	$20,782,672	$43,288,558	$173,291,730	$24,342,225

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	1,650,892	3,631,950	6,135,187	2,945,578
—	—	767,071	297,504	192,094	92,422
—	—	—	69,868	107,093	18,037
5,352,654	3,833,558	15,203,106	32,265,032	122,569,742	15,685,493
1,800,941	855,317	3,161,603	7,024,204	44,287,614	5,600,695

—	—	—	—	—	—
—	—	—	—	—	—

$7,153,595	$4,688,875	$20,782,672	$43,288,558	$173,291,730	$24,342,225

$7,375,916	$4,312,951	$19,956,633	$40,834,730	$160,525,443	$22,595,905
344,420	261,802	1,714,742	3,345,329	12,503,011	1,739,973

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	152,369	325,661	534,943	254,967
—	—	62,858	23,044	14,040	6,707
—	—	—	5,517	7,980	1,334
327,268	264,920	1,245,814	2,498,981	8,958,593	1,138,196
112,357	60,312	264,315	555,035	3,302,412	414,623

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	10.84	11.15	11.47	11.55
—	—	12.20	12.91	13.68	13.78
—	—	11.97	12.66	13.42	13.52
16.36	14.47	12.20	12.91	13.68	13.78
16.03	14.18	11.96	12.65	13.41	13.51

—	—	—	—	—	—
—	—	—	—	—	—
$—	$—	$—	$—	$—	$—
—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

	Principal	Principal
	LifeTime	LifeTime
	2040	2050
	Division	Division

Assets
Investments in shares of mutual funds, at market	$11,106,688	$5,959,809

Liabilities	—	—

Net assets	$11,106,688	$5,959,809

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	515,182	224,691
The Principal Variable Annuity	33,279	29,822
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	7,828,560	3,845,053
Principal Investment Plus Variable Annuity With Purchase Rider	2,729,667	1,860,243
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$11,106,688	$5,959,809

Investments in shares of mutual funds, at cost	$10,360,531	$5,518,938
Shares of mutual fund owned	772,908	411,589
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	44,338	19,303
The Principal Variable Annuity	2,359	2,101
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	554,945	270,878
Principal Investment Plus Variable Annuity With Purchase Rider	197,410	133,701
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	11.62	11.64
The Principal Variable Annuity	14.11	14.20
The Principal Variable Annuity With Purchase Payment Credit Rider	13.84	13.92
Principal Investment Plus Variable Annuity	14.11	14.20
Principal Investment Plus Variable Annuity With Purchase Rider	13.83	13.91
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

		SAM	SAM	SAM	SAM
	SAM	Conservative	Conservative	Flexible	Strategic
Real Estate	Balanced	Balanced	Growth	Income	Growth
Securities	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Division	Division	Division	Division	Division	Division

$116,915,287	$35,314,628	$8,660,746	$6,901,773	$1,518,958	$6,786,223

—	—	—	—	—	—

$116,915,287	$35,314,628	$8,660,746	$6,901,773	$1,518,958	$6,786,223

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
174,010	—	—	—	—	—
—	—	—	—	—	—
229,876	27,326	—	71,254	—	8,998
66,662,671	1,039,733	267,455	562,357	54,746	459,766
32,929,206	262,219	341,773	247,659	198,968	62,333
12,249,615	24,049,179	6,165,159	4,223,692	1,113,288	4,134,520
4,669,909	9,936,171	1,886,359	1,796,811	151,956	2,120,606

—	—	—	—	—	—
—	—	—	—	—	—

$116,915,287	$35,314,628	$8,660,746	$6,901,773	$1,518,958	$6,786,223

$102,694,158	$35,137,494	$8,561,441	$6,869,404	$1,503,765	$6,752,045
6,134,066	1,842,182	662,643	325,863	105,777	283,824

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
66,740	—	—	—	—	—
—	—	—	—	—	—
22,697	2,644	—	6,895	—	871
2,254,296	100,812	26,003	54,523	5,356	44,602
1,162,019	25,508	33,338	24,091	19,529	6,067
414,251	2,331,810	599,409	409,511	108,913	401,096
164,798	967,299	184,142	174,914	14,926	206,553

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
2.61	—	—	—	—	—
—	—	—	—	—	—
10.13	10.33	10.31	10.34	10.24	10.33
29.57	10.31	10.29	10.31	10.22	10.31
28.34	10.28	10.25	10.28	10.19	10.27
29.57	10.31	10.29	10.31	10.22	10.31
28.34	10.27	10.24	10.27	10.18	10.27

—	—	—	—	—	—
—	—	—	—	—	—
$—	$—	$—	$—	$—	$—
—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

	Short Term
	Bond	SmallCap
	Division	Division

Assets
Investments in shares of mutual funds, at market	$152,977,990	$65,211,820

Liabilities	—	—

Net assets	$152,977,990	$65,211,820

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	73,555
Principal Freedom Variable Annuity	4,658,958	5,810,056
Principal Freedom 2 Variable Annuity	75,516	135,975
The Principal Variable Annuity	35,979,174	43,972,465
The Principal Variable Annuity With Purchase Payment Credit Rider	14,154,737	15,219,769
Principal Investment Plus Variable Annuity	72,917,304	—
Principal Investment Plus Variable Annuity With Purchase Rider	25,192,301	—
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$152,977,990	$65,211,820

Investments in shares of mutual funds, at cost	$150,900,954	$57,415,370
Shares of mutual fund owned	14,953,860	6,640,715
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	55,331
Principal Freedom Variable Annuity	434,870	341,020
Principal Freedom 2 Variable Annuity	7,161	12,910
The Principal Variable Annuity	3,421,078	3,268,682
The Principal Variable Annuity With Purchase Payment Credit Rider	1,383,815	1,180,641
Principal Investment Plus Variable Annuity	6,932,716	—
Principal Investment Plus Variable Annuity With Purchase Rider	2,462,664	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	1.33
Principal Freedom Variable Annuity	10.71	17.04
Principal Freedom 2 Variable Annuity	10.55	10.53
The Principal Variable Annuity	10.52	13.45
The Principal Variable Annuity With Purchase Payment Credit Rider	10.23	12.89
Principal Investment Plus Variable Annuity	10.52	—
Principal Investment Plus Variable Annuity With Purchase Rider	10.23	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

				Templeton
		T. Rowe Price	T. Rowe Price	Growth
SmallCap	SmallCap	Blue Chip	Health	Securities	West Coast
Growth	Value	Growth II	Science II	Class 2	Equity
Division	Division	Division	Division	Division	Division

$47,856,301	$123,310,038	$1,871,598	$3,857,797	$2,663,092	$1,433,139
—		—	—	—	—

$47,856,301	$123,310,038	$1,871,598	$3,857,797	$2,663,092	$1,433,139

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
30,561	147,989	—	—	—	—
1,411,858	—	—	—	2,663,092	—
200,697	381,952	—	—	—	22,127
31,467,362	51,397,743	—	—	—	—
8,408,070	21,136,975	—	—	—	—
4,656,601	37,987,411	1,203,201	2,873,409	—	961,346
1,681,152	12,257,968	668,397	984,388	—	449,666
—	—	—	—	—	—
—	—	—	—	—	—

$47,856,301	$123,310,038	$1,871,598	$3,857,797	$2,663,092	$1,433,139

$51,972,568	$121,199,488	$1,637,891	$3,617,035	$2,199,736	$1,430,118
4,216,414	7,859,148	159,966	280,976	172,480	57,029
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
36,692	81,701	—	—	—	—
140,378	—	—	—	138,378	—
19,386	39,331	—	—	—	2,132
2,821,210	2,213,411	—	—	—	—
786,683	949,884	—	—	—	—
417,501	1,635,939	86,697	181,449	—	92,800
157,298	550,878	49,143	63,429	—	43,582
$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
0.83	1.81	—	—	—	—
10.06	—	—	—	19.25	—
10.35	9.71	—	—	—	10.38
11.15	23.22	—	—	—	—
10.69	22.25	—	—	—	—
11.15	23.22	13.88	15.84	—	10.36
10.69	22.25	13.60	15.52	—	10.32
—	—	—	—	—	—
—	—	—	—	—	—
$—	$—	$—	$—	$—	$—
—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Operations
Year Ended December 31, 2007

		AIM V.I.
	AIM V.I.	Capital
	Basic Value	Appreciation
	Series I	Series I
	Division	Division

Investment income (loss)
Income:
Dividends	$9,541	$—

Expenses:
Mortality and expense risks	20,939	189,057
Separate account rider charges	3,290	13,599

Net investment income (loss)	(14,688)	(202,656)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	26,757	226,433
Capital gains distributions	88,946	—

Total realized gains (losses) on investments	115,703	226,433

Change in net unrealized appreciation or depreciation of investments	(99,322)	1,505,901

Net increase (decrease) in net assets resulting from operations	$1,693	$1,529,678

See accompanying notes.

					Alliance Bernstein
		AIM V.I.	AIM V.I.		VP Series
AIM V.I.	AIM V.I.	Global	Small Cap	AIM V.I.	Small Cap
Core Equity	Dynamics	Health Care	Equity	Technology	Growth
Series I	Series I	Series I	Series I	Series I	Class A
Division	Division	Division	Division	Division	Division

$636,615	$—	$—	$2,574	$—	$—

760,752	50,193	176,129	56,326	79,797	16,069
84,883	9,781	33,498	10,730	14,750	2,498

(209,020)	(59,974)	(209,627)	(64,482)	(94,547)	(18,567)

1,172,864	279,603	536,422	11,184	236,183	22,733
—	—	—	172,210	—	—

1,172,864	279,603	536,422	183,394	236,183	22,733

3,021,327	87,946	1,023,437	(156,803)	224,475	121,216

$3,985,171	$307,575	$1,350,232	$(37,891)	$366,111	$125,382

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

	American
	Century VP II	American
	Inflation	Century VP II
	Protection	Ultra
	Division	Division

Investment income (loss)
Income:
Dividends	$2,861,085	$—

Expenses:
Mortality and expense risks	802,474	664,878
Separate account rider charges	105,819	91,315

Net investment income (loss)	1,952,792	(756,193)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	127,965	1,043,567
Capital gains distributions	—	—

Total realized gains (losses) on investments	127,965	1,043,567

Change in net unrealized appreciation or depreciation of investments	3,279,333	9,418,363

Net increase (decrease) in net assets resulting from operations	$5,360,090	$9,705,737

See accompanying notes.

	American
American	Century VP	American	American
Century VP II	Income &	Century VP	Century VP	Asset
Value	Growth	Ultra	Vista	Allocation	Balanced
Division	Division	Division	Division	Division	Division

$726,465	$701,875	$—	$—	$1,178,070	$2,348,702

630,148	446,199	114,764	19,474	1,064,387	1,098,368
103,029	64,449	19,678	3,945	94,515	91,446

(6,712)	191,227	(134,442)	(23,419)	19,168	1,158,888

277,390	1,336,790	304,911	44,568	2,472,242	1,688,290
4,151,144	—	—	—	3,721,151	—

4,428,534	1,336,790	304,911	44,568	6,193,393	1,688,290

(7,540,424)	(1,954,567)	1,426,049	429,027	2,070,338	780,339

$(3,118,602)	$(426,550)	$1,596,518	$450,176	$8,282,899	$3,627,517

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

		Capital
	Bond	Value
	Division	Division

Investment income (loss)
Income:
Dividends	$14,573,462	$3,358,543

Expenses:
Mortality and expense risks	4,209,394	2,459,474
Separate account rider charges	535,358	177,538

Net investment income (loss)	9,828,710	721,531

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	325,412	4,406,348
Capital gains distributions	—	12,119,288

Total realized gains (losses) on investments	325,412	16,525,636

Change in net unrealized appreciation or depreciation of investments	(3,419,562)	(19,654,871)

Net increase (decrease) in net assets resulting from operations	$6,734,560	$(2,407,704)

(1)	Commenced operations January 5, 2007.
See accompanying notes.

	Dreyfus IP
Diversified	Technology Growth	Equity	Equity	Equity
International	Service Shares	Growth	Income I	Value
Division	Division	Division	Division (1)	Division

$2,903,625	$—	$999,680	$1,750,766	$105,407

3,855,733	8,266	2,375,069	2,276,195	58,691
403,806	1,591	178,373	280,353	8,943

(1,355,914)	(9,857)	(1,553,762)	(805,782)	37,773

12,935,206	5,389	2,923,216	171,284	37,512
28,147,991	—	—	8,141,894	457,678

41,083,197	5,389	2,923,216	8,313,178	495,190

2,160,512	81,730	11,443,127	(1,424,166)	(699,988)

$41,887,795	$77,262	$12,812,581	$6,083,230	$(167,025)

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

	Fidelity VIP	Fidelity VIP
	Equity-Income	Growth
	Service	Service
	Class 2	Class
	Division	Division

Investment income (loss)
Income:
Dividends	$1,340,243	$222,244

Expenses:
Mortality and expense risks	1,036,509	445,201
Separate account rider charges	164,639	48,814

Net investment income (loss)	139,095	(271,771)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	1,033,935	(467,048)
Capital gains distributions	6,758,056	31,563

Total realized gains (losses) on investments	7,791,991	(435,485)

Change in net unrealized appreciation or depreciation of investments	(8,223,571)	8,565,958

Net increase (decrease) in net assets resulting from operations	$(292,485)	$7,858,702

See accompanying notes.

Fidelity VIP	Fidelity VIP	Fidelity VIP II	Fidelity VIP II	Fidelity VIP III
Growth	Overseas	Contrafund	Contrafund	Mid Cap
Service	Service	Service	Service	Service
Class 2	Class 2	Class	Class 2	Class 2
Division	Division	Division	Division	Division

$20,574	$1,324,159	$1,021,423	$296,506	$29,664

82,338	554,578	1,548,627	401,589	73,619
16,306	82,735	169,007	41,397	9,660

(78,070)	686,846	(696,211)	(146,480)	(53,615)

96,272	487,999	3,617,902	87,183	14,113
5,618	2,492,498	30,529,377	10,111,415	439,216

101,890	2,980,497	34,147,279	10,198,598	453,329

1,394,319	2,377,483	(15,403,916)	(5,496,196)	278,037

$1,418,139	$6,044,826	$18,047,152	$4,555,922	$677,751

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

	Goldman Sachs	Goldman Sachs
	Structured	VIT Mid Cap
	Small Cap	Value
	Equity Service	Service
	Class I	Class I
	Division	Division

Investment income (loss)
Income:
Dividends	$19,537	$159,401

Expenses:
Mortality and expense risks	57,569	211,227
Separate account rider charges	9,095	33,054

Net investment income (loss)	(47,127)	(84,880)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(38,225)	2,571
Capital gains distributions	506,556	2,949,699

Total realized gains (losses) on investments	468,331	2,952,270

Change in net unrealized appreciation or depreciation of investments	(1,329,970)	(2,895,642)

Net increase (decrease) in net assets resulting from operations	$(908,766)	$(28,252)

See accompanying notes.

Government				Janus Aspen
& High		International		Mid Cap
Quality		Emerging	International	Growth
Bond	Growth	Markets	SmallCap	Service Shares
Division	Division	Division	Division	Division

$12,749,671	$165,305	$1,248,338	$2,072,227	$14,623

3,414,398	1,180,556	1,671,009	1,757,634	264,955
404,237	62,417	249,370	218,335	44,702

8,931,036	(1,077,668)	(672,041)	96,258	(295,034)

(45,887)	482,673	4,992,208	6,187,361	1,136,981
—	—	10,693,511	23,439,360	115,579

(45,887)	482,673	15,685,719	29,626,721	1,252,560

556,134	20,008,519	29,138,150	(19,945,496)	2,816,020

$9,441,283	$19,413,524	$44,151,828	$9,777,483	$3,773,546

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

		LargeCap
	LargeCap	Stock
	Blend	Index
	Division	Division

Investment income (loss)
Income:
Dividends	$1,442,215	$2,169,087

Expenses:
Mortality and expense risks	2,669,873	1,879,436
Separate account rider charges	393,009	233,662

Net investment income (loss)	(1,620,667)	55,989

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	2,592,284	4,337,636
Capital gains distributions	7,235,356	—

Total realized gains (losses) on investments	9,827,640	4,337,636

Change in net unrealized appreciation or depreciation of investments	(1,358,796)	1,288,344

Net increase (decrease) in net assets resulting from operations	$6,848,177	$5,681,969

(1)	Represented the operations of Neuberger Berman AMT High Income Bond S Class Division until May 1, 2007 name change.
See accompanying notes.

	Lehman
	Brothers AMT
	High Income
LargeCap	Bond		MidCap	MidCap
Value	S Class	MidCap	Growth	Value
Division	Division (1)	Division	Division	Division

$2,375,063	$296,997	$2,358,176	$68,261	$819,050

2,348,504	39,576	4,749,944	749,538	1,559,188
321,560	5,779	426,503	103,314	217,143

(295,001)	251,642	(2,818,271)	(784,591)	(957,281)

3,351,774	389	9,795,554	1,826,915	1,704,245
6,509,663	—	34,772,491	7,733,921	10,572,398

9,861,437	389	44,568,045	9,560,836	12,276,643

(19,916,705)	(292,889)	(12,610,018)	(3,576,354)	(14,908,849)

$(10,350,269)	$(40,858)	$29,139,756	$5,199,891	$(3,589,487)

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

		Neuberger
		Berman AMT
	Money	Fasciano
	Market	S Class
	Division	Division

Investment income (loss)
Income:
Dividends	$5,453,712	$—

Expenses:
Mortality and expense risks	1,363,788	33,178
Separate account rider charges	176,227	6,315

Net investment income (loss)	3,913,697	(39,493)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	—	7,377
Capital gains distributions	—	21,638

Total realized gains (losses) on investments	—	29,015

Change in net unrealized appreciation or depreciation of investments	—	(50,780)

Net increase (decrease) in net assets resulting from operations	$3,913,697	$(61,258)

See accompanying notes.

	Neuberger
Neuberger	Berman AMT	Principal
Berman AMT	Socially	LifeTime	Principal	Principal	Principal
Partners	Responsive	Strategic	LifeTime	LifeTime	LifeTime
I Class	I Class	Income	2010	2020	2030
Division	Division	Division	Division	Division	Division

$42,123	$3,610	$215,594	$407,058	$689,696	$65,844

73,846	43,651	203,453	436,188	1,707,321	225,768
10,066	4,160	16,562	37,657	215,158	27,558

(41,789)	(44,201)	(4,421)	(66,787)	(1,232,783)	(187,482)

12,119	57,320	109,746	349,025	289,976	116,288
659,167	13,577	141,141	369,282	869,493	124,082

671,286	70,897	250,887	718,307	1,159,469	240,370

(200,086)	133,693	(222,644)	(131,502)	3,221,698	572,827

$429,411	$160,389	$23,822	$520,018	$3,148,384	$625,715

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

	Principal	Principal
	LifeTime	LifeTime
	2040	2050
	Division	Division

Investment income (loss)
Income:
Dividends	$23,187	$10,621

Expenses:
Mortality and expense risks	95,357	62,062
Separate account rider charges	12,218	9,711

Net investment income (loss)	(84,388)	(61,152)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	52,740	71,399
Capital gains distributions	35,216	25,080

Total realized gains (losses) on investments	87,956	96,479

Change in net unrealized appreciation or depreciation of investments	235,751	170,452

Net increase (decrease) in net assets resulting from operations	$239,319	$205,779

(1)	Commenced operations May 1, 2007.
See accompanying notes.

		SAM	SAM	SAM	SAM
	SAM	Conservative	Convervative	Flexible	Strategic
Real Estate	Balanced	Balanced	Growth	Income	Growth
Securities	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Division	Division (1)	Division (1)	Division (1)	Division (1)	Division (1)

$1,292,558	$4,740	$7,528	$12,736	$2,072	$4,363

1,975,988	77,612	24,153	21,987	3,093	24,522
298,551	14,021	2,354	3,806	209	4,336

(981,981)	(86,893)	(18,979)	(13,057)	(1,230)	(24,495)

13,963,173	(3,105)	1,049	(1,188)	234	291
17,844,497	—	2,810	—	662	—

31,807,670	(3,105)	3,859	(1,188)	896	291

(61,203,593)	177,134	99,305	32,369	15,193	34,178

$(30,377,904)	$87,136	$84,185	$18,124	$14,859	$9,974

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

	Short Term
	Bond	SmallCap
	Division	Division

Investment income (loss)
Income:
Dividends	$4,559,772	$218,599

Expenses:
Mortality and expense risks	1,698,902	870,974
Separate account rider charges	222,238	100,216

Net investment income (loss)	2,638,632	(752,591)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	199,277	1,993,267
Capital gains distributions	—	7,620,627

Total realized gains (losses) on investments	199,277	9,613,894

Change in net unrealized appreciation or depreciation of investments	(775,739)	(8,429,214)

Net increase (decrease) in net assets resulting from operations	$2,062,170	$432,089

(1)	Commenced operations May 1, 2007.
See accompanying notes.

				Templeton
		T. Rowe Price	T. Rowe Price	Growth
SmallCap	SmallCap	Blue Chip	Health	Securities	West Coast
Growth	Value	Growth II	Science II	Class 2	Equity
Division	Division	Division	Division	Division	Division (1)

$—	$461,510	$1,470	$—	$38,400	$304

621,889	1,631,843	16,492	35,389	24,678	3,959
61,491	217,252	3,039	4,781	—	619

(683,380)	(1,387,585)	(18,061)	(40,170)	13,722	(4,274)

(819,858)	2,891,952	10,147	104,068	105,817	(946)
—	9,364,341	—	277,609	122,524	1,410

(819,858)	12,256,293	10,147	381,677	228,341	464

3,245,872	(25,656,037)	132,923	70,965	(194,563)	3,021

$1,742,634	$(14,787,329)	$125,009	$412,472	$47,500	$(789)

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006, Except as Noted

	AIM V.I.
	Basic Value
	Series I
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(14,688)	$(3,659)
Total realized gains (losses) on investments	115,703	32,933
Change in net unrealized appreciation or depreciation of investments	(99,322)	28,074

Net increase (decrease) in net assets resulting from operations	1,693	57,348

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,291,953	868,110
Administration charges	(4)	—
Contingent sales charges	(2,450)	(90)
Contract terminations	(67,829)	(2,061)
Death benefit payments	—	—
Flexible withdrawal option payments	(5,282)	(1,240)
Transfer payments to other contracts	(812,080)	(3,441)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	404,308	861,278

Total increase (decrease)	406,001	918,626

Net assets at beginning of period	1,072,800	154,174

Net assets at end of period	$1,478,801	$1,072,800

(1)	Commenced operations April 28, 2006

See accompanying notes.

AIM V.I.
Capital		AIM V.I.		AIM V.I.
Appreciation		Core Equity		Dynamics
Series I		Series I		Series I
Division (1)		Division		Division
2007	2006	2007	2006	2007	2006

$(202,656)	$(134,928)	$(209,020)	$(387,087)	$(59,974)	$(42,914)
226,433	(124,545)	1,172,864	(195,530)	279,603	182,101
1,505,901	(12,061)	3,021,327	7,447,457	87,946	234,675

1,529,678	(271,534)	3,985,171	6,864,840	307,575	373,862

816,837	18,577,053	2,938,682	33,298,037	2,730,901	1,153,356
(4,239)	(2,245)	(18,949)	(15,934)	(762)	(501)
(19,996)	(19,606)	(69,263)	(74,585)	(3,924)	(1,985)
(1,830,974)	(1,480,327)	(6,342,151)	(5,631,607)	(359,277)	(149,874)
(124,976)	(30,769)	(265,184)	(179,214)	(6,566)	(4,814)
(215,382)	(164,626)	(919,479)	(863,943)	(50,755)	(38,676)
(1,606,543)	(1,026,128)	(4,805,844)	(4,856,530)	(1,269,505)	(821,442)
—	—	—	—	—	—

(2,985,273)	15,853,352	(9,482,188)	21,676,224	1,040,112	136,064

(1,455,595)	15,581,818	(5,497,017)	28,541,064	1,347,687	509,926

15,581,818	—	61,827,860	33,286,796	3,067,981	2,558,055

$14,126,223	$15,581,818	$56,330,843	$61,827,860	$4,415,668	$3,067,981

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	AIM V.I.
	Global
	Health Care
	Series I
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(209,627)	$(209,509)
Total realized gains (losses) on investments	536,422	404,387
Change in net unrealized appreciation or depreciation of investments	1,023,437	302,110

Net increase (decrease) in net assets resulting from operations	1,350,232	496,988

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,465,691	1,935,468
Administration charges	(4,020)	(3,518)
Contingent sales charges	(9,952)	(11,055)
Contract terminations	(911,294)	(834,732)
Death benefit payments	(14,796)	(22,442)
Flexible withdrawal option payments	(140,658)	(139,277)
Transfer payments to other contracts	(1,635,349)	(1,840,171)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	(1,250,378)	(915,727)

Total increase (decrease)	99,854	(418,739)

Net assets at beginning of period	13,857,021	14,275,760

Net assets at end of period	$13,956,875	$13,857,021

See accompanying notes.

				Alliance Bernstein
AIM V.I.				VP Series
Small Cap		AIM V.I.		Small Cap
Equity		Technology		Growth
Series I		Series I		Class A
Division		Division		Division
2007	2006	2007	2006	2007	2006

$(64,482)	$(5,207)	$(94,547)	$(91,380)	$(18,567)	$(8,842)
183,394	30,103	236,183	188,539	22,733	929
(156,803)	16,481	224,475	375,772	121,216	55,846

(37,891)	41,377	366,111	472,931	125,382	47,933

6,314,875	598,904	1,524,700	1,511,964	937,217	750,260
(868)	(30)	(881)	(712)	(67)	(25)
(3,581)	(239)	(3,393)	(6,352)	(1,828)	(286)
(270,790)	(5,463)	(310,724)	(479,588)	(50,604)	(6,534)
(8,279)	—	—	(1,831)	—	(2,264)
(20,725)	(159)	(90,068)	(85,125)	(7,306)	(1,468)
(698,436)	(19,431)	(1,073,021)	(1,508,546)	(153,826)	(64,650)
—	—	—	—	—	—

5,312,196	573,582	46,613	(570,190)	723,586	675,033

5,274,305	614,959	412,724	(97,259)	848,968	722,966

774,825	159,866	6,147,933	6,245,192	994,036	271,070

$6,049,130	$774,825	$6,560,657	$6,147,933	$1,843,004	$994,036

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	American
	Century VP II
	Inflation
	Protection
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$1,952,792	$639,544
Total realized gains (losses) on investments	127,965	(8,042)
Change in net unrealized appreciation or depreciation of investments	3,279,333	(488,574)

Net increase (decrease) in net assets resulting from operations	5,360,090	142,928

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	36,032,785	37,947,828
Administration charges	(363,624)	(132,824)
Contingent sales charges	(51,368)	(22,616)
Contract terminations	(1,422,130)	(517,029)
Death benefit payments	(326,003)	(20,676)
Flexible withdrawal option payments	(773,981)	(370,537)
Transfer payments to other contracts	(10,055,940)	(6,579,874)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	23,039,739	30,304,272

Total increase (decrease)	28,399,829	30,447,200

Net assets at beginning of period	48,661,365	18,214,165

Net assets at end of period	$77,061,194	$48,661,365

See accompanying notes.

				American
American		American		Century VP
Century VP II		Century VP II		Income &
Ultra		Value		Growth
Division		Division		Division
2007	2006	2007	2006	2007	2006

$(756,193)	$(392,773)	$(6,712)	$(122,109)	$191,227	$168,097
1,043,567	(7,464)	4,428,534	3,903,691	1,336,790	823,225
9,418,363	(279,227)	(7,540,424)	3,397,417	(1,954,567)	4,264,066

9,705,737	(679,464)	(3,118,602)	7,178,999	(426,550)	5,255,388

24,849,593	34,022,878	6,145,896	9,032,918	2,726,990	4,209,364
(337,790)	(123,722)	(11,352)	(8,861)	(5,182)	(4,492)
(41,883)	(17,642)	(32,190)	(33,303)	(24,549)	(23,586)
(1,159,525)	(403,333)	(2,947,527)	(2,514,552)	(2,751,384)	(2,396,157)
(296,989)	(7,302)	(226,134)	(157,182)	(180,180)	(215,894)
(612,502)	(317,125)	(473,536)	(415,415)	(518,812)	(517,452)
(10,960,316)	(6,767,373)	(5,517,684)	(4,239,478)	(3,013,936)	(3,234,795)
—	—	—	—	—	—

11,440,588	26,386,381	(3,062,527)	1,664,127	(3,767,053)	(2,183,012)

21,146,325	25,706,917	(6,181,129)	8,843,126	(4,193,603)	3,072,376
41,242,582	15,535,665	50,565,063	41,721,937	38,340,900	35,268,524

$62,388,907	$41,242,582	$44,383,934	$50,565,063	$34,147,297	$38,340,900

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	American
	Century VP
	Ultra
	Division
	2007	2006
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(134,442)	$(140,978)
Total realized gains (losses) on investments	304,911	163,057
Change in net unrealized appreciation or depreciation of investments	1,426,049	(499,141)

Net increase (decrease) in net assets resulting from operations	1,596,518	(477,062)

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,100,781	1,209,485
Administration charges	(1,927)	(1,489)
Contingent sales charges	(6,626)	(7,775)
Contract terminations	(606,678)	(587,082)
Death benefit payments	(64,742)	(15,892)
Flexible withdrawal option payments	(105,664)	(111,017)
Transfer payments to other contracts	(1,703,616)	(1,175,202)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	(1,388,472)	(688,972)

Total increase (decrease)	208,046	(1,166,034)

Net assets at beginning of period	9,446,138	10,612,172

Net assets at end of period	$9,654,184	$9,446,138

See accompanying notes.

American
Century VP		Asset
Vista		Allocation		Balanced
Division		Division		Division
2007	2006	2007	2006	2007	2006
$(23,419)	$(7,674)	$19,168	$(472,054)	$1,158,888	$1,124,850
44,568	1,209	6,193,393	2,644,465	1,688,290	809,832
429,027	37,166	2,070,338	6,670,543	780,339	6,941,213

450,176	30,701	8,282,899	8,842,954	3,627,517	8,875,895
2,235,369	500,357	11,905,867	10,651,493	8,509,576	8,056,522
(68)	(9)	(55,393)	(32,578)	(32,194)	(33,736)
(4,919)	(524)	(104,478)	(126,352)	(98,008)	(152,196)
(136,191)	(11,987)	(9,197,293)	(9,622,485)	(9,835,167)	(14,018,307)
—	—	(459,264)	(322,443)	(1,092,383)	(785,944)
(6,364)	(1,840)	(1,755,399)	(1,757,125)	(1,870,753)	(1,970,221)
(235,968)	(136,073)	(7,781,206)	(7,657,393)	(5,572,117)	(6,153,158)
—	—	—	—	—	—

1,851,859	349,924	(7,447,166)	(8,866,883)	(9,991,046)	(15,057,040)

2,302,035	380,625	835,733	(23,929)	(6,363,529)	(6,181,145)
693,886	313,261	84,221,248	84,245,177	92,320,337	98,501,482

$2,995,921	$693,886	$85,056,981	$84,221,248	$85,956,808	$92,320,337

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Bond
	Division
	2007	2006
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$9,828,710	$7,369,517
Total realized gains (losses) on investments	325,412	(232,926)
Change in net unrealized appreciation or depreciation of investments	(3,419,562)	2,580,027

Net increase (decrease) in net assets resulting from operations	6,734,560	9,716,618

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	94,180,424	94,706,932
Administration charges	(520,854)	(227,906)
Contingent sales charges	(280,068)	(311,922)
Contract terminations	(22,228,581)	(25,211,017)
Death benefit payments	(1,326,465)	(1,095,212)
Flexible withdrawal option payments	(6,506,053)	(6,089,439)
Transfer payments to other contracts	(31,160,779)	(32,179,147)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	32,157,624	29,592,289

Total increase (decrease)	38,892,184	39,308,907

Net assets at beginning of period	319,793,402	280,484,495

Net assets at end of period	$358,685,586	$319,793,402

See accompanying notes

				Dreyfus IP
Capital		Diversified		Technology Growth
Value		International		Service Shares
Division		Division		Division
2007	2006	2007	2006	2007	2006
$721,531	$680,793	$(1,355,914)	$(353,327)	$(9,857)	$(4,573)
16,525,636	19,959,483	41,083,197	14,573,470	5,389	(2,435)
(19,654,871)	13,835,149	2,160,512	45,587,524	81,730	13,971

(2,407,704)	34,475,425	41,887,795	59,807,667	77,262	6,963

23,308,698	24,644,269	61,350,625	60,826,753	596,194	333,208
(109,840)	(85,479)	(152,360)	(109,174)	(38)	(30)
(196,128)	(281,880)	(281,431)	(272,126)	(511)	(215)
(20,797,498)	(27,460,698)	(26,602,667)	(24,718,759)	(14,157)	(4,904)
(872,908)	(758,218)	(910,903)	(810,450)	—	—
(2,956,918)	(3,000,399)	(2,852,527)	(2,417,251)	—	—
(15,803,050)	(12,343,306)	(37,471,969)	(29,752,655)	(92,383)	(42,742)
(31,978)	(29,273)	—	—	—	—

(17,459,622)	(19,314,984)	(6,921,232)	2,746,338	489,105	285,317

(19,867,326)	15,160,441	34,966,563	62,554,005	566,367	292,280

213,650,385	198,489,944	290,731,308	228,177,303	451,722	159,442

$193,783,059	$213,650,385	$325,697,871	$290,731,308	$1,018,089	$451,722

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Equity
	Growth
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(1,553,762)	$(2,389,555)
Total realized gains (losses) on investments	2,923,216	(806,811)
Change in net unrealized appreciation or depreciation of investments	11,443,127	11,159,020

Net increase (decrease) in net assets resulting from operations	12,812,581	7,962,654

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	31,951,753	16,402,557
Administration charges	(58,316)	(58,784)
Contingent sales charges	(234,532)	(291,847)
Contract terminations	(21,245,633)	(21,927,878)
Death benefit payments	(799,204)	(629,787)
Flexible withdrawal option payments	(2,106,430)	(2,048,902)
Transfer payments to other contracts	(15,053,442)	(14,876,321)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	(7,545,804)	(23,430,962)

Total increase (decrease)	5,266,777	(15,468,308)

Net assets at beginning of period	179,749,917	195,218,225

Net assets at end of period	$185,016,694	$179,749,917

(1)	Commenced operations January 5, 2007.
See accompanying notes.

			Fidelity VIP
			Equity-Income
Equity	Equity		Service
Income I	Value		Class 2
Division (1)	Division		Division
2007	2007	2006	2007	2006
$(805,782)	$37,773	$8,967	$139,095	$1,032,534
8,313,178	495,190	46,022	7,791,991	8,831,661
(1,424,166)	(699,988)	411,946	(8,223,571)	1,495,173

6,083,230	(167,025)	466,935	(292,485)	11,359,368
234,633,226	2,484,414	2,659,094	16,740,652	15,284,014
(648,089)	(20,354)	(8,122)	(18,666)	(13,052)
(162,291)	(4,529)	(467)	(59,372)	(47,741)
(8,659,683)	(125,396)	(10,680)	(4,913,793)	(3,464,029)
(850,396)	—	—	(495,845)	(211,352)
(2,550,132)	(41,430)	(17,393)	(774,247)	(656,130)
(18,369,149)	(530,517)	(672,960)	(7,383,477)	(4,984,308)
—	—	—	—	—

203,393,486	1,762,188	1,949,472	3,095,252	5,907,402

209,476,716	1,595,163	2,416,407	2,802,767	17,266,770
—	3,927,407	1,511,000	77,174,324	59,907,554

$209,476,716	$5,522,570	$3,927,407	$79,977,091	$77,174,324

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Fidelity VIP
	Growth
	Service
	Class
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(271,771)	$(384,965)
Total realized gains (losses) on investments	(435,485)	(1,687,364)
Change in net unrealized appreciation or depreciation of investments	8,565,958	3,854,234

Net increase (decrease) in net assets resulting from operations	7,858,702	1,781,905

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	5,460,859	3,066,061
Administration charges	(10,911)	(9,332)
Contingent sales charges	(40,870)	(49,910)
Contract terminations	(3,742,336)	(3,768,487)
Death benefit payments	(207,561)	(89,237)
Flexible withdrawal option payments	(339,888)	(394,785)
Transfer payments to other contracts	(4,468,309)	(4,985,354)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	(3,349,016)	(6,231,044)

Total increase (decrease)	4,509,686	(4,449,139)

Net assets at beginning of period	33,789,156	38,238,295

Net assets at end of period	$38,298,842	$33,789,156

See accompanying notes.

Fidelity VIP		Fidelity VIP		Fidelity VIP II
Growth		Overseas		Contrafund
Service		Service		Service
Class 2		Class 2		Class
Division		Division		Division
2007	2006	2007	2006	2007	2006
$(78,070)	$(38,660)	$686,846	$(218,957)	$(696,211)	$(299,091)
101,890	3,267	2,980,497	185,499	34,147,279	11,449,200
1,394,319	186,391	2,377,483	3,744,132	(15,403,916)	(364,828)

1,418,139	150,998	6,044,826	3,710,674	18,047,152	10,785,281
4,586,608	3,075,629	21,422,953	24,282,769	17,185,239	23,146,783
(913)	(315)	(178,233)	(65,330)	(31,865)	(34,780)
(8,319)	(3,691)	(38,934)	(18,630)	(127,082)	(119,157)
(230,298)	(84,384)	(1,077,892)	(425,913)	(11,636,456)	(8,997,003)
(1,392)	—	(180,041)	(14,761)	(414,578)	(323,928)
(16,920)	(3,699)	(432,217)	(198,989)	(1,542,951)	(1,513,689)
(1,040,964)	(78,955)	(7,202,311)	(4,366,018)	(13,615,013)	(10,927,456)
—	—	—	—	—	—

3,287,802	2,904,585	12,313,325	19,193,128	(10,182,706)	1,230,770

4,705,941	3,055,583	18,358,151	22,903,802	7,864,446	12,016,051
4,364,661	1,309,078	35,000,168	12,096,366	118,477,727	106,461,676

$9,070,602	$4,364,661	$53,358,319	$35,000,168	$126,342,173	$118,477,727

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Fidelity VIP II
	Contrafund
	Service
	Class 2
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(146,480)	$(28,419)
Total realized gains (losses) on investments	10,198,598	1,713,731
Change in net unrealized appreciation or depreciation of investments	(5,496,196)	(230,403)

Net increase (decrease) in net assets resulting from operations	4,555,922	1,454,909

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	22,360,186	17,924,390
Administration charges	(82,962)	(24,218)
Contingent sales charges	(21,436)	(12,484)
Contract terminations	(593,464)	(285,408)
Death benefit payments	(79,001)	(45,026)
Flexible withdrawal option payments	(319,302)	(129,874)
Transfer payments to other contracts	(6,350,099)	(2,503,370)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	14,913,922	14,924,010

Total increase (decrease)	19,469,844	16,378,919

Net assets at beginning of period	23,281,029	6,902,110

Net assets at end of period	$42,750,873	$23,281,029

See accompanying notes.

Fidelity VIP III		Goldman Sachs		Goldman Sachs
Mid Cap		Structured		VIT Mid Cap
Service		Small Cap Equity		Value Service
Class 2		Service Class I		Class I
Division		Division		Division
2007	2006	2007	2006	2007	2006

$(53,615)	$(35,069)	$(47,127)	$(12,118)	$(84,880)	$4,604
453,329	151,565	468,331	278,790	2,952,270	1,217,970
278,037	107,362	(1,329,970)	(7,396)	(2,895,642)	(136,992)

677,751	223,858	(908,766)	259,276	(28,252)	1,085,582

3,330,933	3,515,016	2,218,893	2,846,089	9,557,030	8,936,015
(826)	(352)	(397)	(312)	(1,534)	(334)
(3,402)	(2,324)	(5,263)	(1,765)	(18,887)	(5,821)
(94,198)	(53,129)	(145,717)	(40,340)	(522,888)	(133,085)
—	—	(4,380)	—	(52,409)	—
(48,555)	(11,289)	(36,296)	(8,448)	(108,775)	(20,246)
(715,346)	(275,288)	(492,775)	(199,644)	(1,252,474)	(512,372)
—	—	—	—	—	—

2,468,606	3,172,634	1,534,065	2,595,580	7,600,063	8,264,157

3,146,357	3,396,492	625,299	2,854,856	7,571,811	9,349,739

4,393,054	996,562	4,000,632	1,145,776	12,621,326	3,271,587

$7,539,411	$4,393,054	$4,625,931	$4,000,632	$20,193,137	$12,621,326

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Government
	& High
	Quality
	Bond
	Division
	2007	2006
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$8,931,036	$7,738,546
Total realized gains (losses) on investments	(45,887)	(1,063,572)
Change in net unrealized appreciation or depreciation of investments	556,134	814,645

Net increase (decrease) in net assets resulting from operations	9,441,283	7,489,619

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	52,595,854	51,237,859
Administration charges	(197,217)	(120,919)
Contingent sales charges	(251,766)	(336,842)
Contract terminations	(22,921,947)	(27,409,954)
Death benefit payments	(1,915,110)	(1,159,067)
Flexible withdrawal option payments	(7,200,822)	(7,246,983)
Transfer payments to other contracts	(28,756,321)	(32,654,568)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	(8,647,329)	(17,690,474)

Total increase (decrease)	793,954	(10,200,855)

Net assets at beginning of period	276,598,302	286,799,157

Net assets at end of period	$277,392,256	$276,598,302

See accompanying notes.

		International
		Emerging		International
Growth		Markets		SmallCap
Division		Division		Division
2007	2006	2007	2006	2007	2006

$(1,077,668)	$(928,296)	$(672,041)	$(1,198,121)	$96,258	$(982,250)
482,673	(2,538,476)	15,685,719	4,210,020	29,626,721	21,821,096
20,008,519	11,298,287	29,138,150	22,245,938	(19,945,496)	7,745,584

19,413,524	7,831,515	44,151,828	25,257,837	9,777,483	28,584,430
10,396,440	10,786,200	57,313,240	41,174,588	32,557,186	27,541,124
(27,906)	(27,067)	(36,986)	(20,871)	(44,542)	(41,260)
(117,010)	(148,948)	(105,679)	(67,950)	(134,328)	(135,289)
(11,836,434)	(15,103,459)	(8,572,600)	(5,042,649)	(11,316,043)	(10,067,558)
(583,681)	(311,498)	(234,366)	(86,161)	(412,907)	(123,170)
(1,440,656)	(1,489,018)	(905,130)	(659,423)	(1,006,898)	(821,517)
(7,689,073)	(6,652,910)	(32,280,061)	(18,902,123)	(23,377,974)	(19,599,964)
—	—	—	—	—	—

(11,298,320)	(12,946,700)	15,178,418	16,395,411	(3,735,506)	(3,247,634)

8,115,204	(5,115,185)	59,330,246	41,653,248	6,041,977	25,336,796
96,085,309	101,200,494	104,347,151	62,693,903	127,550,577	102,213,781

$104,200,513	$96,085,309	$163,677,397	$104,347,151	$133,592,554	$127,550,577

See accompanying notes.

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Janus Aspen
	Mid Cap
	Growth
	Service Shares
	Division
	2007	2006
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(295,034)	$(274,939)
Total realized gains (losses) on investments	1,252,560	682,671
Change in net unrealized appreciation or depreciation of investments	2,816,020	1,671,571

Net increase (decrease) in net assets resulting from operations	3,773,546	2,079,303

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	4,840,315	3,209,439
Administration charges	(7,819)	(7,103)
Contingent sales charges	(18,485)	(18,800)
Contract terminations	(1,692,621)	(1,419,499)
Death benefit payments	(144,826)	(52,111)
Flexible withdrawal option payments	(165,218)	(136,726)
Transfer payments to other contracts	(3,388,444)	(2,678,105)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	(577,098)	(1,102,905)

Total increase (decrease)	3,196,448	976,398

Net assets at beginning of period	19,322,587	18,346,189

Net assets at end of period	$22,519,035	$19,322,587

See accompanying notes.

		LargeCap
LargeCap		Stock		LargeCap
Blend		Index		Value
Division		Division		Division
2007	2006	2007	2006	2007	2006
$(1,620,667)	$(1,258,253)	$55,989	$3,436	$(295,001)	$(628,462)
9,827,640	4,833,448	4,337,636	2,482,860	9,861,437	3,458,906
(1,358,796)	18,223,956	1,288,344	16,248,616	(19,916,705)	22,939,744

6,848,177	21,799,151	5,681,969	18,734,912	(10,350,269)	25,770,188
58,960,470	66,986,175	28,947,541	37,367,616	60,637,909	62,588,396
(413,189)	(159,044)	(60,366)	(37,773)	(358,127)	(137,843)
(154,992)	(109,857)	(137,148)	(128,463)	(138,777)	(102,324)
(9,417,847)	(6,546,398)	(13,174,505)	(11,387,803)	(8,662,098)	(6,266,471)
(815,704)	(309,469)	(542,567)	(325,744)	(658,835)	(309,860)
(2,314,962)	(1,739,815)	(1,888,599)	(1,754,326)	(2,026,258)	(1,471,953)
(18,754,301)	(15,947,889)	(17,398,878)	(24,506,917)	(21,432,258)	(16,166,449)
—	—	—	—	—	—

27,089,475	42,173,703	(4,254,522)	(773,410)	27,361,556	38,133,496

33,937,652	63,972,854	1,427,447	17,961,502	17,011,287	63,903,684
192,106,445	128,133,591	152,650,034	134,688,532	173,682,669	109,778,985

$226,044,097	$192,106,445	$154,077,481	$152,650,034	$190,693,956	$173,682,669

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2006 and 2006, Except as Noted

	Lehman
	Brothers AMT
	High Income
	Bond S Class
	Division (1)
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$251,642	$88,470
Total realized gains (losses) on investments	389	(2,604)
Change in net unrealized appreciation or depreciation of investments	(292,889)	269

Net increase (decrease) in net assets resulting from operations	(40,858)	86,135

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	2,485,741	1,271,721
Administration charges	(38)	(60)
Contingent sales charges	(5,295)	(2,768)
Contract terminations	(146,594)	(63,286)
Death benefit payments	—	(4,239)
Flexible withdrawal option payments	(40,471)	(13,099)
Transfer payments to other contracts	(222,414)	(96,440)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	2,070,929	1,091,829

Total increase (decrease)	2,030,071	1,177,964

Net assets at beginning of period	2,063,611	885,647

Net assets at end of period	$4,093,682	$2,063,611

(1)	Represented the operations of Neuberger Berman AMT High Income Bond S Class Division until May 1, 2007 name change.
See accompanying notes.

		MidCap		MidCap
MidCap		Growth		Value
Division		Division		Division
2007	2006	2007	2006	2007	2006

$(2,818,271)	$(947,196)	$(784,591)	$(791,335)	$(957,281)	$(1,197,221)
44,568,045	48,251,127	9,560,836	2,969,392	12,276,643	11,661,253
(12,610,018)	(5,429,630)	(3,576,354)	2,147,445	(14,908,849)	1,515,777

29,139,756	41,874,301	5,199,891	4,325,502	(3,589,487)	11,979,809
56,364,878	55,666,505	9,889,151	11,441,173	36,909,215	37,333,121
(330,735)	(195,978)	(13,240)	(12,092)	(193,825)	(76,671)
(375,397)	(420,156)	(54,986)	(57,533)	(104,814)	(87,955)
(34,013,940)	(36,371,234)	(4,815,316)	(4,744,992)	(8,897,540)	(7,300,904)
(1,605,003)	(1,065,007)	(416,857)	(75,590)	(505,543)	(247,049)
(4,535,732)	(4,145,830)	(570,512)	(555,400)	(1,448,584)	(1,317,978)
(31,640,876)	(27,505,687)	(7,021,735)	(6,456,363)	(16,339,225)	(15,808,585)
—	—	—	—	—	—

(16,136,805)	(14,037,387)	(3,003,495)	(460,797)	9,419,684	12,493,979

13,002,951	27,836,914	2,196,396	3,864,705	5,830,197	24,473,788
367,161,013	339,324,099	57,787,473	53,922,768	119,378,462	94,904,674

$380,163,964	$367,161,013	$59,983,869	$57,787,473	$125,208,659	$119,378,462

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Money
	Market
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$3,913,697	$2,827,054
Total realized gains (losses) on investments	—	—
Change in net unrealized appreciation or depreciation of investments	—	—

Net increase (decrease) in net assets resulting from operations	3,913,697	2,827,054

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	167,045,728	143,904,826
Administration charges	(83,158)	(43,345)
Contingent sales charges	(438,625)	(284,219)
Contract terminations	(40,741,716)	(28,527,008)
Death benefit payments	(347,568)	(456,823)
Flexible withdrawal option payments	(2,919,136)	(2,431,149)
Transfer payments to other contracts	(89,256,908)	(102,645,410)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	33,258,617	9,516,872

Total increase (decrease)	37,172,314	12,343,926

Net assets at beginning of period	94,506,379	82,162,453

Net assets at end of period	$131,678,693	$94,506,379

See accompanying notes.

				Neuberger
Neuberger		Neuberger		Berman AMT
Berman AMT		Berman AMT		Socially
Fasciano		Partners		Responsive
S Class		I Class		I Class
Division		Division		Division
2007	2006	2007	2006	2007	2006

$(39,493)	$(18,941)	$(41,789)	$(10,560)	$(44,201)	$(19,301)
29,015	42,885	671,286	399,453	70,897	23,193
(50,780)	15,744	(200,086)	(48,810)	133,693	210,791

(61,258)	39,688	429,411	340,083	160,389	214,683
1,427,777	1,427,520	2,720,666	3,657,842	2,790,419	1,962,558
(280)	(58)	(1,488)	(108)	(13,032)	(4,686)
(3,420)	(1,806)	(4,155)	(2,594)	(2,913)	(1,576)
(94,690)	(41,291)	(115,037)	(59,305)	(80,653)	(36,029)
(711)	—	—	—	—	—
(3,995)	(735)	(54,387)	(7,257)	(51,351)	(16,015)
(160,869)	(55,634)	(493,158)	(141,255)	(633,091)	(372,993)
—	—	—	—	—	—

1,163,812	1,327,996	2,052,441	3,447,323	2,009,379	1,531,259

1,102,554	1,367,684	2,481,852	3,787,406	2,169,768	1,745,942
2,008,034	640,350	4,671,743	884,337	2,519,107	773,165

$3,110,588	$2,008,034	$7,153,595	$4,671,743	$4,688,875	$2,519,107

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Principal
	LifeTime
	Strategic
	Income
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(4,421)	$(110,017)
Total realized gains (losses) on investments	250,887	39,245
Change in net unrealized appreciation or depreciation of investments	(222,644)	890,547

Net increase (decrease) in net assets resulting from operations	23,822	819,775

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	10,389,388	8,273,419
Administration charges	(49,530)	(24,298)
Contingent sales charges	(19,247)	(4,582)
Contract terminations	(559,155)	(104,747)
Death benefit payments	(122,313)	—
Flexible withdrawal option payments	(443,109)	(232,741)
Transfer payments to other contracts	(928,569)	(1,681,371)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	8,267,465	6,225,680

Total increase (decrease)	8,291,287	7,045,455

Net assets at beginning of period	12,491,385	5,445,930

Net assets at end of period	$20,782,672	$12,491,385

See accompanying notes.

Principal		Principal		Principal
LifeTime		LifeTime		LifeTime
2010		2020		2030
Division		Division		Division
2007	2006	2007	2006	2007	2006

$(66,787)	$(260,015)	$(1,232,783)	$(792,450)	$(187,482)	$(100,284)
718,307	152,900	1,159,469	22,096	240,370	86,023
(131,502)	2,249,381	3,221,698	8,696,024	572,827	1,078,553

520,018	2,142,266	3,148,384	7,925,670	625,715	1,064,292
22,656,550	18,536,685	83,412,984	71,870,521	13,956,921	9,214,113
(169,772)	(81,503)	(746,192)	(209,732)	(5,180)	(1,182)
(28,469)	(12,977)	(84,448)	(37,064)	(38,877)	(18,824)
(839,247)	(296,674)	(2,402,527)	(847,347)	(1,083,510)	(430,338)
(148,243)	(46,991)	(5,144)	(159,754)	—	—
(449,937)	(237,141)	(1,349,579)	(450,397)	(84,241)	(21,307)
(4,418,408)	(6,617,950)	(4,626,403)	(8,336,536)	(1,010,190)	(1,065,887)
—	—	—	—	—	—

16,602,474	11,243,449	74,198,691	61,829,691	11,734,923	7,676,575

17,122,492	13,385,715	77,347,075	69,755,361	12,360,638	8,740,867
26,166,066	12,780,351	95,944,655	26,189,294	11,981,587	3,240,720

$43,288,558	$26,166,066	$173,291,730	$95,944,655	$24,342,225	$11,981,587

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Principal
	LifeTime
	2040
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(84,388)	$(42,160)
Total realized gains (losses) on investments	87,956	12,112
Change in net unrealized appreciation or depreciation of investments	235,751	454,131

Net increase (decrease) in net assets resulting from operations	239,319	424,083

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	6,480,111	3,572,102
Administration charges	(2,616)	(691)
Contingent sales charges	(9,456)	(5,788)
Contract terminations	(262,408)	(132,319)
Death benefit payments	—	—
Flexible withdrawal option payments	(30,474)	(2,536)
Transfer payments to other contracts	(499,141)	(112,692)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	5,676,016	3,318,076

Total increase (decrease)	5,915,335	3,742,159

Net assets at beginning of period	5,191,353	1,449,194

Net assets at end of period	$11,106,688	$5,191,353

(1) Commenced operations May 1, 2007.
See accompanying notes.

					SAM
Principal				SAM	Conservative
LifeTime		Real Estate		Balanced	Balanced
2050		Securities		Portfolio	Portfolio
Division		Division		Division (1)	Division (1)
2007	2006	2007	2006	2007	2007
$(61,152)	$(25,320)	$(981,981)	$309,423	$(86,893)	$(18,979)
96,479	9,972	31,807,670	13,115,883	(3,105)	3,859
170,452	251,174	(61,203,593)	32,582,342	177,134	99,305

205,779	235,826	(30,377,904)	46,007,648	87,136	84,185
3,148,114	2,714,081	35,009,323	40,235,845	36,412,324	9,160,622
(1,602)	(210)	(42,965)	(46,137)	(39,538)	(7,012)
(2,589)	(2,724)	(133,155)	(145,722)	(1,329)	(1,565)
(71,683)	(62,267)	(11,933,764)	(11,311,914)	(52,326)	(117,518)
—	—	(493,361)	(566,980)	—	—
(13,127)	(151)	(1,684,000)	(1,726,837)	(69,223)	(30,758)
(790,257)	(172,996)	(55,073,957)	(24,593,554)	(1,022,416)	(427,208)
—	—	—	—	—	—

2,268,856	2,475,733	(34,351,879)	1,844,701	35,227,492	8,576,561

2,474,635	2,711,559	(64,729,783)	47,852,349	35,314,628	8,660,746
3,485,174	773,615	181,645,070	133,792,721	—	—

$5,959,809	$3,485,174	$116,915,287	$181,645,070	$35,314,628	$8,660,746

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	SAM	SAM
	Conservative	Flexible
	Growth	Income
	Portfolio	Portfolio
	Division (1)	Division (1)
	2007	2007

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(13,057)	$(1,230)
Total realized gains (losses) on investments	(1,188)	896
Change in net unrealized appreciation or depreciation of investments	32,369	15,193

Net increase (decrease) in net assets resulting from operations	18,124	14,859

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	6,979,356	1,663,232
Administration charges	(971)	(613)
Contingent sales charges	(644)	(330)
Contract terminations	(17,834)	(9,143)
Death benefit payments	—	—

Flexible withdrawal option payments	(24,076)	(4,436)
Transfer payments to other contracts	(52,182)	(144,611)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	6,883,649	1,504,099

Total increase (decrease)	6,901,773	1,518,958

Net assets at beginning of period	—	—

Net assets at end of period	$6,901,773	$1,518,958

(1) Commenced operations May 1, 2007.
See accompanying notes.

SAM
Strategic
Growth	Short Term
Portfolio	Bond		SmallCap
Division (1)	Division		Division
2007	2007	2006	2007	2006

$(24,495)	$2,638,632	$862,353	$(752,591)	$(847,987)
291	199,277	12,952	9,613,894	6,373,384
34,178	(775,739)	2,210,032	(8,429,214)	1,961,967

9,974	2,062,170	3,085,337	432,089	7,487,364
6,874,783	60,878,423	65,026,561	7,643,052	8,399,835
(796)	(495,682)	(190,796)	(11,463)	(12,807)
(557)	(107,012)	(70,643)	(60,023)	(65,437)
(15,411)	(5,969,537)	(4,444,438)	(6,220,318)	(5,714,276)
—	(549,362)	(237,166)	(244,449)	(229,622)
(2,915)	(3,227,039)	(2,685,156)	(990,475)	(894,769)
(78,855)	(17,208,162)	(24,418,649)	(7,088,354)	(8,073,020)
—	—	—	—	—

6,776,249	33,321,629	32,979,713	(6,972,030)	(6,590,096)

6,786,223	35,383,799	36,065,050	(6,539,941)	897,268
—	117,594,191	81,529,141	71,751,761	70,854,493

$6,786,223	$152,977,990	$117,594,191	$65,211,820	$71,751,761

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	SmallCap
	Growth
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(683,380)	$(666,713)
Total realized gains (losses) on investments	(819,858)	(1,332,510)
Change in net unrealized appreciation or depreciation of investments	3,245,872	5,430,781

Net increase (decrease) in net assets resulting from operations	1,742,634	3,431,558

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	9,802,660	10,721,896
Administration charges	(7,735)	(8,292)
Contingent sales charges	(56,973)	(65,066)
Contract terminations	(5,134,107)	(5,175,480)
Death benefit payments	(139,307)	(71,981)
Flexible withdrawal option payments	(385,519)	(397,314)
Transfer payments to other contracts	(6,738,576)	(6,357,486)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	(2,659,557)	(1,353,723)

Total increase (decrease)	(916,923)	2,077,835

Net assets at beginning of period	48,773,224	46,695,389

Net assets at end of period	$47,856,301	$48,773,224

See accompanying notes.

		T. Rowe Price
SmallCap		Blue Chip
Value		Growth II
Division		Division
2007	2006	2007	2006

$(1,387,585)	$(1,232,059)	$(18,061)	$(9,904)
12,256,293	12,871,584	10,147	6,716
(25,656,037)	5,413,590	132,923	76,937

(14,787,329)	17,053,115	125,009	73,749

40,756,743	37,625,778	817,202	417,431
(192,162)	(80,677)	(78)	(21)
(121,030)	(113,728)	(1,529)	(3,617)
(8,939,686)	(8,276,465)	(42,333)	(82,700)
(488,097)	(263,733)	—	(2,219)
(1,210,449)	(1,039,781)	(6,259)	(3,650)
(17,767,563)	(14,222,812)	(48,549)	(14,665)
—	—	—	—

12,037,756	13,628,582	718,454	310,559

(2,749,573)	30,681,697	843,463	384,308

126,059,611	95,377,914	1,028,135	643,827

$123,310,038	$126,059,611	$1,871,598	$1,028,135

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	T. Rowe Price
	Health
	Science II
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(40,170)	$(19,706)
Total realized gains (losses) on investments	381,677	8,932
Change in net unrealized appreciation or depreciation of investments	70,965	129,496

Net increase (decrease) in net assets resulting from operations	412,472	118,722

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	2,150,730	1,908,562
Administration charges	(7,774)	(2,173)
Contingent sales charges	(3,712)	(748)
Contract terminations	(102,778)	(17,106)
Death benefit payments	(3,240)	—
Flexible withdrawal option payments	(21,040)	(6,446)
Transfer payments to other contracts	(763,621)	(354,679)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	1,248,565	1,527,410

Total increase (decrease)	1,661,037	1,646,132

Net assets at beginning of period	2,196,760	550,628

Net assets at end of period	$3,857,797	$2,196,760

(1) Commenced operations May 1, 2007.
See accompanying notes.

Templeton
Growth
Securities		West Coast
Class 2		Equity
Division		Division (1)
2007	2006	2007
$13,722	$11,349	$(4,274)
228,341	174,717	464
(194,563)	303,044	3,021

47,500	489,110	(789)

215,921	799,000	1,500,527
—	—	(20)
(1,051)	(1,546)	(34)
(357,202)	(359,768)	(930)
(7,897)	(5,116)	—
(34,321)	(26,698)	(915)
(228,583)	(153,658)	(64,700)
—	—	—

(413,133)	252,214	1,433,928

(365,633)	741,324	1,433,139

3,028,725	2,287,401	—

$2,663,092	$3,028,725	$1,433,139

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2007
1. Investment and Accounting Policies
Principal Life Insurance Company Separate Account B (Separate Account B) is a segregated investment account of Principal Life Insurance Company (Principal Life) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, each division of Separate Account B invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2007, contractholder investment options include the following open-end management investment companies:

Principal Variable Contracts Fund, Inc. (1)
Asset Allocation Account
Balanced Account
Bond Account
Capital Value Account
Diversified International Account
Equity Growth Account
Equity Income I Account (5)
Equity Value Account (3)
Government & High Quality Bond Account
Growth Account
International Emerging Markets Account
International SmallCap Account
LargeCap Blend Account
LargeCap Stock Index Account
LargeCap Value Account
MidCap Account
MidCap Growth Account
MidCap Value Account
Money Market Account
Principal LifeTime Strategic Income Account (3)
Principal LifeTime 2010 Account (3)
Principal LifeTime 2020 Account (3)
Principal LifeTime 2030 Account (3)
Principal LifeTime 2040 Account (3)
Principal LifeTime 2050 Account (3)
Real Estate Securities Account
Short Term Bond Account (2)
SmallCap Account
SmallCap Growth Account
SmallCap Value Account
Strategic Asset Management Portfolio – Balanced Portfolio Account (6)
Strategic Asset Management Portfolio – Conservative Balanced Portfolio Account (6)
Strategic Asset Management Portfolio – Conservative Growth Portfolio Account (6)
Strategic Asset Management Portfolio – Flexible Income Portfolio Account (6)
Strategic Asset Management Portfolio – Strategic Growth Portfolio Account (6)
West Coast Equity Account (6)

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
1. Investment and Accounting Policies (continued)

AIM V.I. Basic Value Fund – Series I (3)
AIM V.I. Capital Appreciation Fund – Series I (4)
AIM V.I. Core Equity Fund – Series I
AIM V.I. Dynamics Fund – Series I
AIM V.I. Global Health Care Fund – Series I
AIM V.I. Small Cap Equity Fund – Series I (3)
AIM V.I. Technology Fund – Series I
Alliance Bernstein VP Series Fund, Inc:
Small Cap Growth Portfolio – Class A (3)
American Century Variable Portfolios, Inc:
VP Income & Growth Fund – I
VP Inflation Protection Fund – II (3)
VP Ultra Fund – I
VP Ultra Fund – II (3)
VP Value Fund – II
VP Vista Fund – I (3)
Dreyfus Investment Portfolios:
Technology Growth Portfolio – Service Shares (3)
Fidelity Variable Insurance Products Fund:
Equity-Income Portfolio – SC2
Growth Portfolio – SC
Growth Portfolio – SC2 (3)
Overseas Portfolio – SC2 (3)
Fidelity Variable Insurance Products Fund II:
Contrafund Portfolio – SC
Contrafund Portfolio – SC2 (3)
Fidelity Variable Insurance Products Fund III:
Mid Cap Portfolio – SC2 (3)
Franklin Templeton VIP Trust:
Templeton Growth Securities Fund – Class 2
Goldman Sachs Variable Insurance Trust:
Mid Cap Value Fund – SC I (3)
Structured Small Cap Equity Fund – SC I (3)
Janus Aspen Series Mid Cap Growth Portfolio
Lehman Brothers High Income Bond – S Class, formerly Neuberger Berman AMT High Income Bond Portfolio, S Class until May 1, 2007 name change (3)
Neuberger Berman AMT Fasciano Portfolio – S Class (3)
Neuberger Berman AMT Partners Portfolio – I Class (3)
Neuberger Berman AMT Socially Responsive Portfolio – I Class (3)
T. Rowe Price Blue Chip Growth Portfolio – II (3)
T. Rowe Price Health Sciences Portfolio – II (3)
(1) Organized by Principal Life Insurance Company.
(2) Commenced operations May 17, 2003.
(3) Commenced operations January 4, 2005.
(4) Commenced operations April 28, 2006.
(5) Commenced operations January 5, 2007.
(6) Commenced operations May 1, 2007.
Commencement of operations date is the date that the division became available to contractholders.

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
1. Investment and Accounting Policies (continued)
Investments are stated at the closing net asset values per share on December 31, 2007.
The average cost method is used to determine realized gains and losses on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date.
Separate Account B supports the following variable annuity contracts of Principal Life: Bankers Flexible Annuity; Pension Builder Plus; Pension Builder Plus – Rollover IRA; Personal Variable; Premier Variable; Principal Freedom Variable Annuity; Principal Freedom 2 Variable Annuity; The Principal Variable Annuity; The Principal Variable Annuity with Purchase Payment Credit Rider; Principal Investment Plus Variable Annuity, and Principal Investment Plus Variable Annuity with Purchase Rider. Principal Life no longer accepts contributions for Bankers Flexible Annuity Contracts, Pension Builder Plus Contracts and Pension Builder Plus-Rollover IRA Contracts. Contractholders are being given the option of withdrawing their funds or transferring to another contract. Contributions to the Personal Variable contracts are no longer accepted from new customers, only from existing customers beginning January 1998.
Recent Accounting Pronouncements
On September 15, 2006, the FASB issued SFAS No. 157, Fair Value Measurements (SFAS 157). This standard, which provides guidance for using fair value to measure assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not expand the use of fair value in any new circumstances. SFAS 157 establishes a fair value hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The adoption of SFAS 157 on January 1, 2008, will not have a material impact on the financial statements.
Use of Estimates in the Preparation of Financial Statements
The preparation of financial statements and accompanying notes of Separate Account B requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
2. Expenses and Related Party Transactions
Principal Life is compensated for the following expenses:
Bankers Flexible Annuity Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.48% of the asset value of each contract. An annual administration charge of $7 for each participant’s account is deducted as compensation for administrative expenses.

Pension Builder Plus and Pension Builder Plus – Rollover IRA Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.50% (1% for a Rollover Individual Retirement Annuity) of the asset value of each contract. A contingent sales charge of up to 7% may be deducted from withdrawals made during the first ten years of a contract, except for withdrawals related to death or permanent disability. An annual administration charge will be deducted ranging from a minimum of $25 to a maximum of $275 depending upon a participant’s investment account values and the number of participants under the retirement plan and their participant investment account value.

Personal Variable Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.64% of the asset value of each contract. A contingent sales charge of up to 5% may be deducted from withdrawals from an investment account during the first seven years from the date the first contribution which relates to such participant is accepted by Principal Life. This charge does not apply to withdrawals made from investment accounts which correlate to a plan participant as a result of the plan participant’s death or permanent disability. An annual administration charge of $34 for each participant’s account plus 0.35% of the annual average balance of investment account values which correlate to a plan participant will be deducted on a quarterly basis.

Premier Variable Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.42% of the asset value of each contract. The Contractholder must also pay contract administration charges. The annual charge ranges from a minimum charge of $2,150 to $7,725 plus 0.03% of account values greater than $30,000,000. The amount varies by Plan document and account balance of contract. Recordkeeping charges are also paid by the Contractholder. The annual charge ranges from $2,250 to $25,316 plus $10 per participant. The amount varies by total plan participants. There were no contingent sales charges provided for in these contracts.

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
2. Expenses and Related Party Transactions (continued)
Principal Freedom Variable Annuity – Mortality and expenses risk assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.85% of the asset value of each contract. A contingent sales charge up to 6% may be deducted from the withdrawals made during the first six years of a contract, except for withdrawals related to death, annuitization, permanent disability, confinement in a health facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division.

Principal Freedom 2 Variable Annuity – Mortality and expenses risk assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.95% of the asset value of each contract. A contingent sales charge up to 3% may be deducted from the withdrawals made during the first four years of a contract, except for withdrawals related to death, annuitization, permanent disability, confinement in a health facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division.

The Principal Variable Annuity – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.25% of the asset value of each contract. A contingent sales charge of up to

6% may be deducted from the withdrawals made during the first six years of a contract, except for withdrawals related to death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. An annual administration charge of the lesser of 2% of the accumulated value or $30 is deducted at the end of the contract year. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived. Effective November 27, 2000, Principal Life added a purchase payment credit rider to the contract, at an annual rate of 0.6%. For electing participants, the rider is deducted from the daily unit value.

The Principal Investment Plus Variable Annuity — Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.25% of the asset value of each contract. A contingent sales charge of up to 6% may be deducted from the withdrawals made during the first six years of a contract, except for withdrawals related to death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. An annual administration charge of the lesser of 2% of the accumulated value or $30 is deducted at the end of the contract year.

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
2. Expenses and Related Party Transactions (continued)
Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived. An optional premium payment credit rider can be added to the product at an annual rate of 0.6%. For electing participants, the rider is deducted from the daily unit value.
During the year ended December 31, 2007, management fees were paid indirectly to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.), an affiliate of Principal Life, in its capacity as advisor to Principal Variable Contracts Fund, Inc. Investment advisory and management fees are computed on an annual rate of 0.25% of the average daily net assets of the LargeCap Stock Index Account and 0.1225% of the average daily net assets of the Principal LifeTime Accounts. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion.
The investment advisory and management fees for certain Accounts of the Principal Variable Contracts Fund, Inc. are based on an annual rate of the average daily net assets, which decreases by 0.05% for each $100 million increase in net asset value above the initial $100 million of net assets for each Account, with the final decrease in the annual rate occurring when net assets exceed $400 million. This rate structure applies to the Accounts in the following table, which discloses the fee range for each Account from the first $100 million of net asset value to net asset values of over $400 million:

Account	Fee Range
Bond, Government & High Quality Bond, Money Market, Short Term Bond	0.50 – 0.30%
Balanced, Equity Income I	0.60 – 0.40
MidCap	0.65 – 0.45
Asset Allocation, Equity Growth	0.80 – 0.60
Equity Value, SmallCap	0.85 – 0.65
MidCap Growth, Real Estate Securities	0.90 – 0.70
SmallCap Growth	1.00 – 0.80
SmallCap Value	1.10 – 0.90
International SmallCap	1.20 – 1.00

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
2. Expenses and Related Party Transactions (continued)
The investment advisory and management fees for the West Coast Equity Account of the Principal Variable Contracts Fund, Inc. are based on an annual rate of the average daily net assets, which is 0.625% for amounts below $500 million and 0.50% for amounts above $500 million.
The investment advisory and management fees for certain Accounts of the Principal Variable Contracts Fund, Inc. are based on an annual rate of the average daily net assets, which decreases by 0.05% for each $250 million increase in net asset value above the initial $250 million of net assets for each Account, with the final decrease in the annual rate occurring when net assets exceed $1 billion. This rate structure applies to the Accounts in the following table, which discloses the fee range for each Account from the first $250 million of net asset value to net asset values of over $1 billion:

Account	Fee Range
Capital Value	0.60 – 0.40%
LargeCap Blend, LargeCap Value	0.75 – 0.55
Diversified International	0.85 – 0.65
MidCap Value	1.05 – 0.85
International Emerging Markets	1.25 – 1.05

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
2. Expenses and Related Party Transactions (continued)
Effective January 8, 2007, the investment advisory and management fees for certain Accounts of the Principal Variable Contracts Fund, Inc. are based on an annual rate of the average daily net assets, which decreases by 0.05% for each $500 million increase in net asset value above the initial $500 million of net assets for each Account, with the final decrease in the annual rate occurring when net assets exceed $3 billion. This rate structure applies to the Accounts in the following table, which discloses the fee range for each Account from the first $500 million of net asset value to net asset values of over $3 billion:

Account	Fee Range
Growth	0.68 – 0.51%
On January 8, 2007, the investment advisory and management fee for Growth Account was revised. From January 1, 2007 through January 8, 2007, the annual rates used in the calculation were 0.60% of the first $250 million, 0.55% of the next $250 million, 0.50% of the next $250 million, 0.45% of the next $250 million, and 0.40% over $1 billion
3. Federal Income Taxes
The operations of Separate Account B are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of Separate Account B.

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments
The aggregate cost of purchases and proceeds from sales of investments were as follows during the year ended December 31, 2007:

Division	Purchases	Sales

AIM V.I. Basic Value Series I Division:
Principal Investment Plus Variable Annuity	$1,054,241	$749,382
Principal Investment Plus Variable Annuity With Purchase Rider	336,199	162,492

AIM V.I. Capital Appreciation Series I Division:
The Principal Variable Annuity	670,255	3,384,931
The Principal Variable Annuity With Purchase Payment Credit Rider	146,582	619,835

AIM V.I. Core Equity Series I Division:
The Principal Variable Annuity	2,676,603	11,078,614
The Principal Variable Annuity With Purchase Payment Credit Rider	898,694	2,187,891

AIM V.I. Dynamics Series I Division:
The Principal Variable Annuity	1,781,079	1,227,304
The Principal Variable Annuity With Purchase Payment Credit Rider	949,822	523,459

AIM V.I. Global Health Care Series I Division:
The Principal Variable Annuity	864,216	1,961,875
The Principal Variable Annuity With Purchase Payment Credit Rider	601,475	963,821

AIM V.I. Small Cap Equity Series I Division:
The Principal Variable Annuity	3,767,985	712,686
The Principal Variable Annuity With Purchase Payment Credit Rider	1,891,288	215,213
Principal Investment Plus Variable Annuity	467,185	99,123
Principal Investment Plus Variable Annuity With Purchase Rider	363,201	42,713

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

AIM V.I. Technology Series I Division:
The Principal Variable Annuity	$974,685	$1,035,868
The Principal Variable Annuity With Purchase Payment Credit Rider	550,015	536,766

Alliance Bernstein VP Series Small Cap Growth Class A Division:
Principal Investment Plus Variable Annuity	579,412	210,650
Principal Investment Plus Variable Annuity With Purchase Rider	357,805	21,548

American Century VP II Inflation Protection Division:
Principal Investment Plus Variable Annuity	29,953,820	10,433,311
Principal Investment Plus Variable Annuity With Purchase Rider	8,940,050	3,468,028

American Century VP II Ultra Division:
Principal Investment Plus Variable Annuity	18,937,827	10,453,496
Principal Investment Plus Variable Annuity With Purchase Rider	5,911,766	3,711,702

American Century VP II Value Division:
The Principal Variable Annuity	7,566,541	6,292,394
The Principal Variable Annuity With Purchase Payment Credit Rider	3,456,964	3,649,206

American Century VP Income & Growth Division:
Principal Freedom Variable Annuity	369,235	1,080,025
Principal Freedom 2 Variable Annuity	164,911	4,227
The Principal Variable Annuity	2,176,721	4,832,246
The Principal Variable Annuity With Purchase Payment Credit Rider	717,998	1,088,193

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

American Century VP Ultra Division:
The Principal Variable Annuity	$608,629	$1,726,459
The Principal Variable Annuity With Purchase Payment Credit Rider	492,152	897,236

American Century VP Vista Division:
Principal Investment Plus Variable Annuity	1,104,987	322,479
Principal Investment Plus Variable Annuity With Purchase Rider	1,130,382	84,450

Asset Allocation Division:
Premier Variable	119,258	32,539
The Principal Variable Annuity	9,035,433	15,967,617
The Principal Variable Annuity With Purchase Payment Credit Rider	1,735,862	2,303,881
Principal Investment Plus Variable Annuity	3,521,366	1,201,525
Principal Investment Plus Variable Annuity With Purchase Rider	2,393,169	1,006,373

Balanced Division:
Personal Variable	170,320	68,729
Premier Variable	740,652	819,850
The Principal Variable Annuity	7,528,769	15,752,491
The Principal Variable Annuity With Purchase Payment Credit Rider	2,418,537	3,049,366

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Bond Division:
Personal Variable	$49,374	$30,667
Premier Variable	1,110,234	690,751
Principal Freedom Variable Annuity	1,479,863	2,961,672
Principal Freedom 2 Variable Annuity	585,477	189,773
The Principal Variable Annuity	29,646,886	32,735,746
The Principal Variable Annuity With Purchase Payment Credit Rider	13,938,775	14,343,203
Principal Investment Plus Variable Annuity	47,221,642	10,946,953
Principal Investment Plus Variable Annuity With Purchase Rider	14,721,635	4,868,787

Capital Value Division:
Bankers Flexible Annuity	168,416	331,933
Pension Builder Plus	223,050	299,536
Pension Builder Plus – Rollover IRA	268,833	319,662
Personal Variable	275,444	166,456
Premier Variable	2,435,790	1,955,179
Principal Freedom Variable Annuity	1,094,761	1,926,015
Principal Freedom 2 Variable Annuity	586,487	45,671
The Principal Variable Annuity	16,103,077	30,507,430
The Principal Variable Annuity With Purchase Payment Credit Rider	6,675,144	5,262,825
Principal Investment Plus Variable Annuity	7,977,616	1,984,969
Principal Investment Plus Variable Annuity With Purchase Rider	2,977,911	605,656

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Diversified International Division:
Personal Variable	$246,578	$107,885
Premier Variable	2,643,210	1,647,067
Principal Freedom Variable Annuity	2,096,738	2,658,996
Principal Freedom 2 Variable Annuity	1,764,779	349,523
The Principal Variable Annuity	42,680,852	46,486,617
The Principal Variable Annuity With Purchase Payment Credit Rider	15,599,389	13,458,068
Principal Investment Plus Variable Annuity	21,179,296	5,370,491
Principal Investment Plus Variable Annuity With Purchase Rider	6,191,399	2,452,749

Dreyfus IP Technology Growth Service Shares Division:
Principal Investment Plus Variable Annuity	220,223	53,465
Principal Investment Plus Variable Annuity With Purchase Rider	375,971	63,481

Equity Growth Division:
Premier Variable	51,520	5,769
Principal Freedom Variable Annuity	2,887,729	313,732
Principal Freedom 2 Variable Annuity	86,068	8,777
The Principal Variable Annuity	17,528,218	35,730,068
The Principal Variable Annuity With Purchase Payment Credit Rider	8,702,568	5,094,809
Principal Investment Plus Variable Annuity	2,587,175	579,367
Principal Investment Plus Variable Annuity With Purchase Rider	1,108,155	318,477

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Equity Income I Division:
Premier Variable	$199,067	$107,509
The Principal Variable Annuity	54,842,392	11,540,107
The Principal Variable Annuity With Purchase Payment Credit Rider	18,034,975	3,486,723
Principal Investment Plus Variable Annuity	128,942,748	13,918,383
Principal Investment Plus Variable Annuity With Purchase Rider	42,506,704	4,743,566

Equity Value Division:
Principal Investment Plus Variable Annuity	2,065,304	398,414
Principal Investment Plus Variable Annuity With Purchase Rider	982,195	391,446

Fidelity VIP Equity – Income Service Class 2 Division:
The Principal Variable Annuity	11,602,115	9,016,725
The Principal Variable Annuity With Purchase Payment Credit Rider	5,142,525	4,221,829
Principal Investment Plus Variable Annuity	6,748,575	924,658
Principal Investment Plus Variable Annuity With Purchase Rider	1,345,736	683,336

Fidelity VIP Growth Service Class Division:
The Principal Variable Annuity	4,303,363	7,273,489
The Principal Variable Annuity With Purchase Payment Credit Rider	1,411,303	2,030,401

Fidelity VIP Growth Service Class 2 Division:
Principal Investment Plus Variable Annuity	3,034,458	728,651
Principal Investment Plus Variable Annuity With Purchase Rider	1,578,342	668,799

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Fidelity VIP Overseas Service Class 2 Division:
Principal Investment Plus Variable Annuity	$18,055,422	$6,891,466
Principal Investment Plus Variable Annuity With Purchase Rider	7,184,188	2,855,475

Fidelity VIP II Contrafund Service Class Division:
The Principal Variable Annuity	33,048,482	22,099,523
The Principal Variable Annuity With Purchase Payment Credit Rider	15,687,557	6,986,056

Fidelity VIP II Contrafund Service Class 2 Division:
Principal Investment Plus Variable Annuity	25,897,136	5,575,430
Principal Investment Plus Variable Annuity With Purchase Rider	6,870,971	2,313,820

Fidelity VIP III Mid Cap Service Class 2 Division:
Principal Investment Plus Variable Annuity	2,981,871	546,169
Principal Investment Plus Variable Annuity With Purchase Rider	817,942	399,437

Goldman Sachs Structured Small Cap Equity Service Class I Division:
Principal Investment Plus Variable Annuity	2,017,675	423,962
Principal Investment Plus Variable Annuity With Purchase Rider	727,311	327,530

Goldman Sachs VIT Mid Cap Value Service Class I Division:
Principal Investment Plus Variable Annuity	9,361,562	1,375,968
Principal Investment Plus Variable Annuity With Purchase Rider	3,304,568	825,280

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Government & High Quality Bond Division:
Pension Builder Plus	$7,143	$11,763
Pension Builder Plus – Rollover IRA	2,468	7,388
Personal Variable	49,593	27,507
Premier Variable	1,127,819	689,637
Principal Freedom Variable Annuity	728,638	1,613,830
Principal Freedom 2 Variable Annuity	268,205	69,721
The Principal Variable Annuity	25,719,061	39,435,656
The Principal Variable Annuity With Purchase Payment Credit Rider	12,312,420	15,469,002
Principal Investment Plus Variable Annuity	17,595,708	4,640,945
Principal Investment Plus Variable Annuity With Purchase Rider	7,534,470	3,096,369

Growth Division:
Personal Variable	297,279	266,189
Premier Variable	1,154,784	1,293,361
The Principal Variable Annuity	3,309,496	17,480,897
The Principal Variable Annuity With Purchase Payment Credit Rider	2,041,325	3,015,045
Principal Investment Plus Variable Annuity	2,686,041	509,516
Principal Investment Plus Variable Annuity With Purchase Rider	1,072,820	372,725

International Emerging Markets Division:
Premier Variable	849,921	502,161
The Principal Variable Annuity	31,841,315	24,465,614
The Principal Variable Annuity With Purchase Payment Credit Rider	12,588,527	10,915,346
Principal Investment Plus Variable Annuity	16,550,300	4,947,388
Principal Investment Plus Variable Annuity With Purchase Rider	7,425,026	3,224,692

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

International SmallCap Division:
Premier Variable	$301,696	$186,636
The Principal Variable Annuity	28,808,566	25,559,277
The Principal Variable Annuity With Purchase Payment Credit Rider	10,597,543	7,384,516
Principal Investment Plus Variable Annuity	13,500,216	3,742,365
Principal Investment Plus Variable Annuity With Purchase Rider	4,860,752	1,395,867

Janus Aspen Mid Cap Growth Service Shares Division:
The Principal Variable Annuity	3,716,525	3,330,620
The Principal Variable Annuity With Purchase Payment Credit Rider	1,253,992	2,396,450

LargeCap Blend Division:
The Principal Variable Annuity	12,191,617	14,013,322
The Principal Variable Annuity With Purchase Payment Credit Rider	5,284,535	7,065,162
Principal Investment Plus Variable Annuity	38,072,229	10,114,969
Principal Investment Plus Variable Annuity With Purchase Rider	12,089,660	3,740,424

LargeCap Stock Index Division:
Premier Variable	389,776	340,419
Principal Freedom Variable Annuity	1,226,146	3,845,343
Principal Freedom 2 Variable Annuity	1,064,138	450,382
The Principal Variable Annuity	10,242,565	19,158,304
The Principal Variable Annuity With Purchase Payment Credit Rider	6,502,976	7,537,282
Principal Investment Plus Variable Annuity	8,672,619	2,495,311
Principal Investment Plus Variable Annuity With Purchase Rider	3,018,408	1,488,120

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

LargeCap Value Division:
The Principal Variable Annuity	$13,968,552	$17,484,173
The Principal Variable Annuity With Purchase Payment Credit Rider	5,975,779	6,133,045
Principal Investment Plus Variable Annuity	37,684,157	8,782,459
Principal Investment Plus Variable Annuity With Purchase Rider	11,894,147	3,546,740

Lehman Brothers AMT High Income Bond S Class Division:
Principal Investment Plus Variable Annuity	2,102,369	289,857
Principal Investment Plus Variable Annuity With Purchase Rider	680,369	170,310

MidCap Division:
Personal Variable	320,223	226,776
Premier Variable	2,038,772	1,833,469
Principal Freedom Variable Annuity	989,134	1,549,194
Principal Freedom 2 Variable Annuity	352,372	28,159
The Principal Variable Annuity	36,728,912	51,876,755
The Principal Variable Annuity With Purchase Payment Credit Rider	16,288,682	11,587,708
Principal Investment Plus Variable Annuity	27,750,978	7,750,423
Principal Investment Plus Variable Annuity With Purchase Rider	9,026,472	2,825,646

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

MidCap Growth Division:
Premier Variable	$238,508	$195,734
Principal Freedom Variable Annuity	350,024	463,413
Principal Freedom 2 Variable Annuity	151,250	14,274
The Principal Variable Annuity	9,228,592	8,322,330
The Principal Variable Annuity With Purchase Payment Credit Rider	3,396,580	3,747,004
Principal Investment Plus Variable Annuity	3,001,402	645,556
Principal Investment Plus Variable Annuity With Purchase Rider	1,324,977	357,187

MidCap Value Division:
Premier Variable	399,344	295,854
Principal Freedom Variable Annuity	1,398,993	2,322,376
Principal Freedom 2 Variable Annuity	575,544	183,313
The Principal Variable Annuity	13,241,958	13,624,907
The Principal Variable Annuity With Purchase Payment Credit Rider	5,986,888	5,373,227
Principal Investment Plus Variable Annuity	20,768,139	5,574,047
Principal Investment Plus Variable Annuity With Purchase Rider	5,929,797	1,892,138

Money Market Division:
Pension Builder Plus	28,491	33,533
Pension Builder Plus — Rollover IRA	363	117
Personal Variable	759,987	639,290
Premier Variable	3,203,559	2,221,293
Principal Freedom Variable Annuity	2,020,887	2,352,448
Principal Freedom 2 Variable Annuity	1,071,582	760,209
The Principal Variable Annuity	88,028,739	73,163,281
The Principal Variable Annuity With Purchase Payment Credit Rider	28,210,865	17,833,431
Principal Investment Plus Variable Annuity	31,298,864	23,722,534
Principal Investment Plus Variable Annuity With Purchase Rider	17,876,103	14,600,990

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Neuberger Berman AMT Fasciano S Class Division:
Principal Investment Plus Variable Annuity	$876,838	$186,181
Principal Investment Plus Variable Annuity With Purchase Rider	572,577	117,277

Neuberger Berman AMT Partners I Class Division:
Principal Investment Plus Variable Annuity	2,821,490	416,675
Principal Investment Plus Variable Annuity With Purchase Rider	600,466	335,462

Neuberger Berman AMT Socially Responsive I Class Division:
Principal Investment Plus Variable Annuity	2,430,000	710,914
Principal Investment Plus Variable Annuity With Purchase Rider	377,606	117,937

Principal LifeTime Strategic Income Division:
Principal Freedom 2 Variable Annuity	1,768,548	95,241
The Principal Variable Annuity	765,500	958
Principal Investment Plus Variable Annuity	6,418,046	1,438,691
Principal Investment Plus Variable Annuity With Purchase Rider	1,794,029	807,048

Principal LifeTime 2010 Division:
Principal Freedom 2 Variable Annuity	3,576,029	432,910
The Principal Variable Annuity	299,384	273
The Principal Variable Annuity With Purchase Pay Credit Rider	71,702	130
Principal Investment Plus Variable Annuity	17,009,176	5,182,104
Principal Investment Plus Variable Annuity With Purchase Rider	2,476,599	912,504

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Principal LifeTime 2020 Division:
Principal Freedom 2 Variable Annuity	$6,437,013	$463,392
The Principal Variable Annuity	190,852	746
The Principal Variable Annuity With Purchase Pay Credit Rider	108,267	79
Principal Investment Plus Variable Annuity	57,176,421	7,531,664
Principal Investment Plus Variable Annuity With Purchase Rider	21,059,620	3,140,891

Principal LifeTime 2030 Division:
Principal Freedom 2 Variable Annuity	2,933,383	42,656
The Principal Variable Annuity	92,372	85
The Principal Variable Annuity With Purchase Pay Credit Rider	18,378	—
Principal Investment Plus Variable Annuity	7,894,078	1,655,145
Principal Investment Plus Variable Annuity With Purchase Rider	3,208,636	777,438

Principal LifeTime 2040 Division:
Principal Freedom 2 Variable Annuity	421,788	4,708
The Principal Variable Annuity	33,426	31
Principal Investment Plus Variable Annuity	4,501,700	636,434
Principal Investment Plus Variable Annuity With Purchase Rider	1,581,600	270,497

Principal LifeTime 2050 Division:
Principal Freedom 2 Variable Annuity	246,901	21,158
The Principal Variable Annuity	29,785	35
Principal Investment Plus Variable Annuity	2,187,224	787,988
Principal Investment Plus Variable Annuity With Purchase Rider	719,905	141,850

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Real Estate Securities Division:
Premier Variable	$357,575	$762,219
Principal Freedom 2 Variable Annuity	359,112	76,630
The Principal Variable Annuity	24,303,868	44,489,914
The Principal Variable Annuity With Purchase Payment Credit Rider	14,278,453	18,919,654
Principal Investment Plus Variable Annuity	10,418,608	4,598,402
Principal Investment Plus Variable Annuity With Purchase Rider	4,428,762	2,788,922

SAM Balanced Portfolio Division:
Principal Freedom 2 Variable Annuity	69,669	41,371
The Principal Variable Annuity	1,038,144	23
The Principal Variable Annuity With Purchase Payment Credit Rider	269,162	7,469
Principal Investment Plus Variable Annuity	25,002,714	1,120,946
Principal Investment Plus Variable Annuity With Purchase Rider	10,037,375	106,656

SAM Conservative Balanced Portfolio Division:
The Principal Variable Annuity	373,697	108,706
The Principal Variable Annuity With Purchase Payment Credit Rider	341,326	345
Principal Investment Plus Variable Annuity	6,465,102	379,894
Principal Investment Plus Variable Annuity With Purchase Rider	1,990,835	121,623

SAM Conservative Growth Portfolio Division:
Principal Freedom 2 Variable Annuity	75,196	1,304
The Principal Variable Annuity	560,121	549
The Principal Variable Annuity With Purchase Payment Credit Rider	247,487	—
Principal Investment Plus Variable Annuity	4,260,518	58,198
Principal Investment Plus Variable Annuity With Purchase Rider	1,848,770	61,449

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

SAM Flexible Income Portfolio Division:
The Principal Variable Annuity	$54,042	$231
The Principal Variable Annuity With Purchase Payment Credit Rider	197,057	—
Principal Investment Plus Variable Annuity	1,262,137	160,450
Principal Investment Plus Variable Annuity With Purchase Rider	152,730	1,754

SAM Strategic Growth Portfolio Division:
Principal Freedom 2 Variable Annuity	8,964	192
The Principal Variable Annuity	460,676	471
The Principal Variable Annuity With Purchase Payment Credit Rider	62,661	—
Principal Investment Plus Variable Annuity	4,146,436	28,126
Principal Investment Plus Variable Annuity With Purchase Rider	2,200,409	98,603

Short Term Bond Division:
Principal Freedom Variable Annuity	386,632	859,893
Principal Freedom 2 Variable Annuity	84,750	9,742
The Principal Variable Annuity	8,101,665	8,829,597
The Principal Variable Annuity With Purchase Payment Credit Rider	5,834,359	5,374,249
Principal Investment Plus Variable Annuity	38,371,897	9,415,168
Principal Investment Plus Variable Annuity With Purchase Rider	12,658,892	4,989,285

SmallCap Division:
Premier Variable	21,925	3,578
Principal Freedom Variable Annuity	1,263,981	1,677,651
Principal Freedom 2 Variable Annuity	207,671	57,416
The Principal Variable Annuity	10,235,082	10,291,222
The Principal Variable Annuity With Purchase Payment Credit Rider	3,753,619	3,556,405

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

SmallCap Growth Division:
Premier Variable	$111,519	$102,580
Principal Freedom Variable Annuity	46,417	261,082
Principal Freedom 2 Variable Annuity	212,947	16,739
The Principal Variable Annuity	5,130,467	10,375,228
The Principal Variable Annuity With Purchase Payment Credit Rider	1,215,177	1,725,442
Principal Investment Plus Variable Annuity	2,342,219	423,256
Principal Investment Plus Variable Annuity With Purchase Rider	743,914	241,270

SmallCap Value Division:
Premier Variable	147,451	178,049
Principal Freedom 2 Variable Annuity	427,420	19,437
The Principal Variable Annuity	12,484,003	16,693,331
The Principal Variable Annuity With Purchase Payment Credit Rider	5,648,889	6,116,300
Principal Investment Plus Variable Annuity	24,835,284	5,539,304
Principal Investment Plus Variable Annuity With Purchase Rider	7,039,547	2,021,661

T. Rowe Price Blue Chip Growth II Division:
Principal Investment Plus Variable Annuity	559,924	83,409
Principal Investment Plus Variable Annuity With Purchase Rider	258,748	34,870

T. Rowe Price Health Science II Division:
Principal Investment Plus Variable Annuity	1,878,486	664,793
Principal Investment Plus Variable Annuity With Purchase Rider	549,853	277,542

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Templeton Growth Securities Class 2 Division:
Principal Freedom Variable Annuity	$376,845	$653,732

West Coast Equity Division:
Principal Freedom 2 Variable Annuity	23,281	871
Principal Investment Plus Variable Annuity	1,027,153	69,457
Principal Investment Plus Variable Annuity With Purchase Rider	451,807	849

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding
Transactions in units were as follows for each of the years ended December 31:

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

AIM V.I. Basic Value Series I Division:
Principal Investment Plus Variable Annuity	72,017	52,526	44,769	299
Principal Investment Plus Variable Annuity With Purchase Rider	22,966	11,389	24,831	261

AIM V.I. Capital Appreciation Series I Division:
The Principal Variable Annuity	63,498	305,130	1,604,644	265,541
The Principal Variable Annuity With Purchase Payment Credit Rider	13,887	55,874	262,395	22,791

AIM V.I. Core Equity Series I Division:
The Principal Variable Annuity	206,666	964,295	2,712,521	1,023,089
The Principal Variable Annuity With Purchase Payment Credit Rider	69,390	190,437	817,295	198,050

AIM V.I. Dynamics Series I Division:
The Principal Variable Annuity	159,915	107,558	74,055	67,373
The Principal Variable Annuity With Purchase Payment Credit Rider	85,280	45,875	48,257	40,852

AIM V.I. Global Health Care Series I Division:
The Principal Variable Annuity	75,788	159,510	75,291	142,787
The Principal Variable Annuity With Purchase Payment Credit Rider	52,747	78,363	107,748	127,105

AIM V.I. Small Cap Equity Series I Division:
The Principal Variable Annuity	246,997	44,848	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	123,977	13,543	—	—
Principal Investment Plus Variable Annuity	30,139	5,701	20,580	1,631
Principal Investment Plus Variable Annuity With Purchase Rider	23,430	2,456	23,057	169

AIM V.I. Technology Series I Division:
The Principal Variable Annuity	154,636	155,384	126,710	204,622
The Principal Variable Annuity With Purchase Payment Credit Rider	87,261	80,517	140,942	171,507

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Alliance Bernstein VP Series Small Cap Growth Class A Division:
Principal Investment Plus Variable Annuity	37,879	12,818	39,842	4,441
Principal Investment Plus Variable Annuity With Purchase Rider	23,391	1,311	16,806	1,340

American Century VP II Inflation Protection Division:
Principal Investment Plus Variable Annuity	2,650,485	914,769	2,686,844	524,266
Principal Investment Plus Variable Annuity With Purchase Rider	791,067	304,069	1,045,307	228,269

American Century VP II Ultra Division:
Principal Investment Plus Variable Annuity	1,640,622	824,694	2,246,146	443,055
Principal Investment Plus Variable Annuity With Purchase Rider	512,148	292,822	918,663	258,638

American Century VP II Value Division:
The Principal Variable Annuity	289,522	398,786	428,487	370,493
The Principal Variable Annuity With Purchase Payment Credit Rider	132,275	231,271	263,013	192,426

American Century VP Income & Growth Division:
Principal Freedom Variable Annuity	18,884	80,603	127,862	116,010
Principal Freedom 2 Variable Annuity	13,988	282	—	—
The Principal Variable Annuity	140,073	360,625	178,512	311,947
The Principal Variable Annuity With Purchase Payment Credit Rider	46,204	81,211	77,006	155,708

American Century VP Ultra Division:
The Principal Variable Annuity	62,700	173,668	69,732	132,150
The Principal Variable Annuity With Purchase Payment Credit Rider	50,701	90,255	66,394	78,502

American Century VP Vista Division:
Principal Investment Plus Variable Annuity	66,262	18,104	33,596	12,000
Principal Investment Plus Variable Annuity With Purchase Rider	67,785	4,741	5,161	104

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Asset Allocation Division:
Premier Variable	82,109	23,285	1,881	108,196
The Principal Variable Annuity	210,065	594,601	171,970	660,319
The Principal Variable Annuity With Purchase Payment Credit Rider	40,357	85,792	76,710	149,270
Principal Investment Plus Variable Annuity	128,381	44,573	133,369	34,993
Principal Investment Plus Variable Annuity With Purchase Rider	87,249	37,333	100,038	25,974

Balanced Division:
Personal Variable	63,687	27,601	46,700	45,001
Premier Variable	279,403	347,742	496,201	1,182,858
The Principal Variable Annuity	277,672	699,434	254,827	923,924
The Principal Variable Annuity With Purchase Payment Credit Rider	89,199	135,396	107,091	144,954

Bond Division:
Personal Variable	16,376	13,734	15,435	40,495
Premier Variable	455,656	317,212	640,111	1,069,740
Principal Freedom Variable Annuity	62,389	204,036	244,757	223,326
Principal Freedom 2 Variable Annuity	55,248	17,860	5,148	—
The Principal Variable Annuity	1,218,545	1,615,184	1,207,660	2,046,575
The Principal Variable Annuity With Purchase Payment Credit Rider	572,911	707,695	612,636	623,084
Principal Investment Plus Variable Annuity	2,334,772	528,923	2,235,096	413,274
Principal Investment Plus Variable Annuity With Purchase Rider	727,879	235,245	891,238	208,587

Capital Value Division:
Bankers Flexible Annuity	—	7,480	—	3,981
Pension Builder Plus	318	33,804	213	32,603
Pension Builder Plus – Rollover IRA	795	9,904	928	16,173
Personal Variable	43,341	43,192	41,544	49,884
Premier Variable	382,621	512,683	897,758	1,582,528
Principal Freedom Variable Annuity	43,469	149,379	219,757	139,854
Principal Freedom 2 Variable Annuity	49,790	3,726	2,009	—
The Principal Variable Annuity	248,423	959,978	364,750	1,226,653
The Principal Variable Annuity With Purchase Payment Credit Rider	102,978	165,605	96,276	117,686
Principal Investment Plus Variable Annuity	243,430	62,182	150,650	25,014
Principal Investment Plus Variable Annuity With Purchase Rider	90,868	18,973	105,406	7,247

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Diversified International Division:
Personal Variable	43,977	32,651	38,560	10,259
Premier Variable	585,978	503,339	1,105,938	1,558,734
Principal Freedom Variable Annuity	66,138	146,538	296,918	185,717
Principal Freedom 2 Variable Annuity	128,299	27,460	6,064	—
The Principal Variable Annuity	813,693	1,494,198	1,111,032	1,633,791
The Principal Variable Annuity With Purchase Payment Credit Rider	297,396	432,576	411,113	411,679
Principal Investment Plus Variable Annuity	636,425	171,409	509,038	81,499
Principal Investment Plus Variable Annuity With Purchase Rider	186,048	78,284	199,920	24,281

Dreyfus IP Technology Growth Service Shares Division:
Principal Investment Plus Variable Annuity	16,872	3,762	19,250	4,042
Principal Investment Plus Variable Annuity With Purchase Rider	28,805	4,467	8,759	181

Equity Growth Division:
Premier Variable	45,167	5,065	5,464	68,565
Principal Freedom Variable Annuity	290,099	29,088	—	—
Principal Freedom 2 Variable Annuity	8,543	825	—	—
The Principal Variable Annuity	542,196	1,063,043	331,249	1,282,286
The Principal Variable Annuity With Purchase Payment Credit Rider	269,194	151,581	110,597	120,087
Principal Investment Plus Variable Annuity	81,393	16,294	92,806	4,109
Principal Investment Plus Variable Annuity With Purchase Rider	34,863	8,957	50,573	3,446

Equity Income I Division:
Premier Variable	157,893	87,278	—	—
The Principal Variable Annuity	5,223,371	1,049,419	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	1,717,711	317,071	—	—
Principal Investment Plus Variable Annuity	12,228,773	1,215,724	—	—
Principal Investment Plus Variable Annuity With Purchase Rider	4,031,284	414,335	—	—

Equity Value Division:
Principal Investment Plus Variable Annuity	124,943	26,984	141,283	39,471
Principal Investment Plus Variable Annuity with Purchase Rider	59,419	26,512	79,244	20,350

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Fidelity VIP Equity – Income Service Class 2 Division:
The Principal Variable Annuity	474,665	577,967	576,400	509,443
The Principal Variable Annuity With Purchase Payment Credit Rider	210,391	270,617	264,731	213,285
Principal Investment Plus Variable Annuity	397,849	59,020	274,638	21,680
Principal Investment Plus Variable Annuity With Purchase Rider	79,335	43,617	91,297	2,652

Fidelity VIP Growth Service Class Division:
The Principal Variable Annuity	408,275	709,122	266,086	918,686
The Principal Variable Annuity With Purchase Payment Credit Rider	133,895	197,952	98,068	186,747

Fidelity VIP Growth Service Class 2 Division:
Principal Investment Plus Variable Annuity	220,485	48,572	152,457	6,576
Principal Investment Plus Variable Annuity With Purchase Rider	114,683	44,583	111,949	8,131

Fidelity VIP Overseas Service Class 2 Division:
Principal Investment Plus Variable Annuity	882,470	372,984	1,159,278	237,005
Principal Investment Plus Variable Annuity With Purchase Rider	351,132	154,546	528,540	135,631

Fidelity VIP II Contrafund Service Class Division:
The Principal Variable Annuity	742,835	1,319,389	1,193,196	1,262,384
The Principal Variable Annuity With Purchase Payment Credit Rider	352,611	417,082	478,837	316,366

Fidelity VIP II Contrafund Service Class 2 Division:
Principal Investment Plus Variable Annuity	1,126,676	335,646	983,733	169,877
Principal Investment Plus Variable Annuity With Purchase Rider	298,927	139,294	332,880	54,103

Fidelity VIP III Mid Cap Service Class 2 Division:
Principal Investment Plus Variable Annuity	152,507	29,282	181,985	20,016
Principal Investment Plus Variable Annuity With Purchase Rider	41,833	21,415	52,988	3,366

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Goldman Sachs Structured Small Cap Equity Service Class I Division:
Principal Investment Plus Variable Annuity	128,704	30,854	138,890	13,282
Principal Investment Plus Variable Annuity With Purchase Rider	46,394	23,836	84,314	6,124

Goldman Sachs VIT Mid Cap Value Service Class I Division:
Principal Investment Plus Variable Annuity	454,214	79,122	427,680	39,535
Principal Investment Plus Variable Annuity With Purchase Rider	160,334	47,456	222,252	10,250

Government & High Quality Bond Division:
Pension Builder Plus	11	3,273	—	7,737
Pension Builder Plus – Rollover IRA	—	2,218	616	851
Personal Variable	14,986	11,743	13,491	39,705
Premier Variable	444,988	304,729	288,847	819,544
Principal Freedom Variable Annuity	37,413	143,832	169,424	169,553
Principal Freedom 2 Variable Annuity	25,328	6,517	340	—
The Principal Variable Annuity	1,001,211	2,009,660	1,093,278	2,607,301
The Principal Variable Annuity With Purchase Payment Credit Rider	479,307	788,308	527,955	811,803
Principal Investment Plus Variable Annuity	898,005	236,227	838,711	184,970
Principal Investment Plus Variable Annuity With Purchase Rider	384,525	157,607	285,805	69,865

Growth Division:
Personal Variable	135,547	116,677	78,668	101,479
Premier Variable	528,100	594,353	953,374	2,027,299
The Principal Variable Annuity	162,598	827,511	249,369	1,061,354
The Principal Variable Annuity With Purchase Payment Credit Rider	100,292	142,726	81,796	66,332
Principal Investment Plus Variable Annuity	133,593	23,155	112,878	10,313
Principal Investment Plus Variable Annuity With Purchase Rider	53,358	16,938	68,360	2,968

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

International Emerging Markets Division:
Premier Variable	217,281	144,859	94,190	127,362
The Principal Variable Annuity	713,049	671,561	871,720	670,407
The Principal Variable Annuity With Purchase Payment Credit Rider	281,905	299,617	316,827	258,099
Principal Investment Plus Variable Annuity	420,840	131,168	280,531	42,977
Principal Investment Plus Variable Annuity With Purchase Rider	188,803	85,495	171,662	22,165

International SmallCap Division:
Premier Variable	93,174	67,210	75,126	188,136
The Principal Variable Annuity	388,677	722,129	483,213	878,871
The Principal Variable Annuity With Purchase Payment Credit Rider	142,979	208,636	154,009	191,687
Principal Investment Plus Variable Annuity	314,748	105,110	258,596	42,524
Principal Investment Plus Variable Annuity With Purchase Rider	113,325	39,205	120,204	17,513

Janus Aspen Mid Cap Growth Service Shares Division:
The Principal Variable Annuity	419,220	370,216	247,057	378,635
The Principal Variable Annuity With Purchase Payment Credit Rider	141,449	266,378	208,548	227,784

LargeCap Blend Division:
The Principal Variable Annuity	647,300	960,949	955,434	954,033
The Principal Variable Annuity With Purchase Payment Credit Rider	280,576	484,486	472,367	352,813
Principal Investment Plus Variable Annuity	2,632,407	685,967	2,995,386	542,102
Principal Investment Plus Variable Annuity With Purchase Rider	835,909	253,664	1,247,524	269,414

LargeCap Stock Index Division:
Premier Variable	294,356	266,293	336,080	305,759
Principal Freedom Variable Annuity	84,337	324,811	348,082	365,693
Principal Freedom 2 Variable Annuity	91,323	38,420	8,018	—
The Principal Variable Annuity	853,612	1,651,643	1,996,937	2,590,763
The Principal Variable Annuity With Purchase Payment Credit Rider	541,956	649,791	426,603	737,455
Principal Investment Plus Variable Annuity	778,913	214,717	720,597	179,811
Principal Investment Plus Variable Annuity With Purchase Rider	271,092	128,050	329,036	49,116

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

LargeCap Value Division:
The Principal Variable Annuity	696,886	1,104,557	923,652	861,982
The Principal Variable Annuity With Purchase Payment Credit Rider	298,129	387,453	390,776	317,194
Principal Investment Plus Variable Annuity	2,374,089	543,667	2,444,235	462,888
Principal Investment Plus Variable Annuity With Purchase Rider	749,327	219,556	1,021,162	248,563

Lehman Brothers AMT High Income Bond S Class Division:
Principal Investment Plus Variable Annuity	174,637	24,433	98,304	10,158
Principal Investment Plus Variable Annuity With Purchase Rider	56,516	14,356	25,417	7,657

MidCap Division:
Personal Variable	31,008	49,436	31,499	28,030
Premier Variable	272,229	402,139	515,768	1,355,836
Principal Freedom Variable Annuity	18,271	69,477	67,392	89,862
Principal Freedom 2 Variable Annuity	28,516	2,196	1,073	—
The Principal Variable Annuity	386,976	1,180,854	476,213	1,399,632
The Principal Variable Annuity With Purchase Payment Credit Rider	171,618	263,767	150,085	213,418
Principal Investment Plus Variable Annuity	579,852	175,337	616,321	120,085
Principal Investment Plus Variable Annuity With Purchase Rider	188,607	63,924	246,700	50,361

MidCap Growth Division:
Premier Variable	146,369	143,001	157,010	224,413
Principal Freedom Variable Annuity	5,981	30,161	41,828	51,644
Principal Freedom 2 Variable Annuity	13,072	1,291	1,038	—
The Principal Variable Annuity	313,022	586,240	462,986	675,344
The Principal Variable Annuity With Purchase Payment Credit Rider	115,208	263,946	217,431	222,590
Principal Investment Plus Variable Annuity	191,557	45,073	132,342	13,964
Principal Investment Plus Variable Annuity With Purchase Rider	84,563	24,939	89,126	11,886

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

MidCap Value Division:
Premier Variable	181,618	159,760	45,913	268,218
Principal Freedom Variable Annuity	18,934	84,916	105,991	93,429
Principal Freedom 2 Variable Annuity	49,682	16,022	1,995	—
The Principal Variable Annuity	472,939	740,221	599,528	877,430
The Principal Variable Annuity With Purchase Payment Credit Rider	213,823	291,919	251,626	248,102
Principal Investment Plus Variable Annuity	1,050,181	299,041	992,839	214,712
Principal Investment Plus Variable Annuity With Purchase Rider	299,852	101,511	382,833	87,527

Money Market Division:
Pension Builder Plus	8,969	13,711	—	9,633
Pension Builder Plus – Rollover IRA	—	17	—	134
Personal Variable	467,205	402,427	659,980	696,725
Premier Variable	1,807,602	1,345,916	2,738,336	3,549,757
Principal Freedom Variable Annuity	143,294	190,834	953,660	929,446
Principal Freedom 2 Variable Annuity	100,751	71,681	—	—
The Principal Variable Annuity	6,107,024	5,181,658	5,774,948	5,280,670
The Principal Variable Annuity With Purchase Payment Credit Rider	1,957,138	1,263,021	1,596,165	1,692,921
Principal Investment Plus Variable Annuity	2,229,046	1,705,591	1,159,710	955,115
Principal Investment Plus Variable Annuity With Purchase Rider	1,273,102	1,049,775	976,287	795,338

Neuberger Berman AMT Fasciano S Class Division:
Principal Investment Plus Variable Annuity	72,915	13,552	73,912	5,588
Principal Investment Plus Variable Annuity With Purchase Rider	47,614	8,537	51,626	3,191

Neuberger Berman AMT Partners I Class Division:
Principal Investment Plus Variable Annuity	142,142	23,592	179,544	10,806
Principal Investment Plus Variable Annuity With Purchase Rider	30,250	18,994	80,218	4,055

Neuberger Berman AMT Socially Responsive I Class Division:
Principal Investment Plus Variable Annuity	167,800	46,512	120,677	31,429
Principal Investment Plus Variable Annuity With Purchase Rider	26,075	7,716	36,130	3,632

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Principal LifeTime Strategic Income Division:
Principal Freedom 2 Variable Annuity	160,385	8,016	—	—
The Principal Variable Annuity	62,858	—	—	—
Principal Investment Plus Variable Annuity	502,098	107,064	557,460	152,573
Principal Investment Plus Variable Annuity With Purchase Rider	140,351	60,058	169,199	29,692

Principal LifeTime 2010 Division:
Principal Freedom 2 Variable Annuity	315,702	37,265	47,224	—
The Principal Variable Annuity	23,052	8	—	—
The Principal Variable Annuity With Purchase Pay Credit Rider	5,521	4	—	—
Principal Investment Plus Variable Annuity	1,266,310	372,687	1,233,411	532,289
Principal Investment Plus Variable Annuity With Purchase Rider	184,379	65,626	314,868	100,824

Principal LifeTime 2020 Division:
Principal Freedom 2 Variable Annuity	562,317	37,280	9,906	—
The Principal Variable Annuity	14,073	33	—	—
The Principal Variable Annuity With Purchase Pay Credit Rider	7,983	3	—	—
Principal Investment Plus Variable Annuity	4,113,856	458,344	4,288,239	642,607
Principal Investment Plus Variable Annuity With Purchase Rider	1,515,244	191,141	1,590,042	213,631

Principal LifeTime 2030 Division:
Principal Freedom 2 Variable Annuity	254,406	2,545	3,106	—
The Principal Variable Annuity	6,707	—	—	—
The Principal Variable Annuity With Purchase Pay Credit Rider	1,334	—	—	—
Principal Investment Plus Variable Annuity	569,889	108,348	590,464	103,406
Principal Investment Plus Variable Annuity With Purchase Rider	231,638	50,892	163,812	20,142

Principal LifeTime 2040 Division:
Principal Freedom 2 Variable Annuity	35,447	146	9,037	—
The Principal Variable Annuity	2,359	—	—	—
Principal Investment Plus Variable Annuity	317,564	40,668	198,440	13,605
Principal Investment Plus Variable Annuity With Purchase Rider	111,571	17,284	80,168	6,964

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Principal LifeTime 2050 Division:
Principal Freedom 2 Variable Annuity	21,072	1,769	—	—
The Principal Variable Annuity	2,101	—	—	—
Principal Investment Plus Variable Annuity	154,429	51,246	149,677	8,991
Principal Investment Plus Variable Annuity With Purchase Rider	50,829	9,225	63,599	10,252

Real Estate Securities Division:
Premier Variable	102,146	237,306	181,814	247,683
Principal Freedom 2 Variable Annuity	28,338	6,513	872	—
The Principal Variable Annuity	390,427	1,273,840	638,236	860,171
The Principal Variable Annuity With Purchase Payment Credit Rider	229,375	541,709	299,775	314,605
Principal Investment Plus Variable Annuity	261,288	133,203	234,136	28,988
Principal Investment Plus Variable Annuity With Purchase Rider	111,069	80,787	88,223	8,850

SAM Balanced Portfolio Division:
Principal Freedom 2 Variable Annuity	6,715	4,071	—	—
The Principal Variable Annuity	100,814	2	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	26,138	630	—	—
Principal Investment Plus Variable Annuity	2,433,639	101,829	—	—
Principal Investment Plus Variable Annuity With Purchase Rider	976,988	9,689	—	—

SAM Conservative Balanced Portfolio Division:
The Principal Variable Annuity	36,535	10,532	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	33,371	33	—	—
Principal Investment Plus Variable Annuity	635,245	35,836	—	—
Principal Investment Plus Variable Annuity With Purchase Rider	195,615	11,473	—	—

SAM Conservative Growth Portfolio Division:
Principal Freedom 2 Variable Annuity	7,012	117	—	—
The Principal Variable Annuity	54,523	—	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	24,091	—	—	—
Principal Investment Plus Variable Annuity	413,989	4,478	—	—
Principal Investment Plus Variable Annuity With Purchase Rider	179,643	4,729	—	—

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

SAM Flexible Income Portfolio Division:
The Principal Variable Annuity	5,356	—	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	19,529	—	—	—
Principal Investment Plus Variable Annuity	124,778	15,865	—	—
Principal Investment Plus Variable Annuity With Purchase Rider	15,099	173	—	—

SAM Strategic Growth Portfolio Division:
Principal Freedom 2 Variable Annuity	887	16	—	—
The Principal Variable Annuity	44,602	—	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	6,067	—	—	—
Principal Investment Plus Variable Annuity	403,213	2,117	—	—
Principal Investment Plus Variable Annuity With Purchase Rider	213,975	7,422	—	—

Short Term Bond Division:
Principal Freedom Variable Annuity	20,377	76,914	113,337	109,009
Principal Freedom 2 Variable Annuity	8,064	903	—	—
The Principal Variable Annuity	683,459	807,391	929,646	981,173
The Principal Variable Annuity With Purchase Payment Credit Rider	492,188	491,429	409,665	638,307
Principal Investment Plus Variable Annuity	3,497,744	835,226	3,627,110	1,027,928
Principal Investment Plus Variable Annuity With Purchase Rider	1,153,906	442,603	1,381,692	435,493

SmallCap Division:
Premier Variable	10,536	2,330	24,204	107,948
Principal Freedom Variable Annuity	30,557	91,454	88,140	113,423
Principal Freedom 2 Variable Annuity	18,091	5,181	—	—
The Principal Variable Annuity	363,553	695,675	397,569	811,665
The Principal Variable Annuity With Purchase Payment Credit Rider	133,330	240,409	156,824	230,457

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

SmallCap Growth Division:
Premier Variable	129,287	119,085	228,895	359,449
Principal Freedom Variable Annuity	4,628	24,281	51,907	52,509
Principal Freedom 2 Variable Annuity	19,883	1,572	1,075	—
The Principal Variable Annuity	452,179	872,030	527,387	881,582
The Principal Variable Annuity With Purchase Payment Credit Rider	107,101	145,022	135,315	161,377
Principal Investment Plus Variable Annuity	206,599	33,490	203,913	24,149
Principal Investment Plus Variable Annuity With Purchase Rider	65,618	19,091	88,669	10,302

SmallCap Value Division:
Premier Variable	64,512	86,492	104,875	245,405
Principal Freedom 2 Variable Annuity	39,168	1,640	1,803	—
The Principal Variable Annuity	305,208	621,718	420,233	608,245
The Principal Variable Annuity With Purchase Payment Credit Rider	138,104	227,792	122,067	168,731
Principal Investment Plus Variable Annuity	888,588	202,859	733,984	146,089
Principal Investment Plus Variable Annuity With Purchase Rider	251,870	74,037	287,567	67,010

T. Rowe Price Blue Chip Growth II Division:
Principal Investment Plus Variable Annuity	41,413	5,259	25,266	8,655
Principal Investment Plus Variable Annuity With Purchase Rider	19,138	2,198	10,611	297

TT. Rowe Price Health Science II Division:
Principal Investment Plus Variable Annuity	110,929	42,649	103,613	24,937
Principal Investment Plus Variable Annuity With Purchase Rider	32,470	17,806	44,865	4,965

Templeton Growth Securities Class 2 Division:
Principal Freedom Variable Annuity	11,325	32,647	46,421	32,395

West Coast Equity Division
Principal Freedom 2 Variable Annuity	2,213	81	—	—
Principal Investment Plus Variable Annuity	99,260	6,460	—	—
Principal Investment Plus Variable Annuity With Purchase Rider	43,661	79	—	—

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights
Principal Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
Separate Account B has presented the following disclosures for 2007, 2006, 2005, 2004, and 2003 in accordance with AICPA Audit and Accounting Guide for Investment Companies, which was effective January 1, 2001. Information for years prior to 2003 is not required to be presented. The following table was developed by determining which products issued by Principal Life have the lowest and highest total return. Only product designs within each division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by Principal Life as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

AIM V.I. Basic Value Series I Division:
2007	113	$13.15 to $12.89	$1,479	0.55%	1.25% to 1.85%	0.28% to (0.33)%
2006	82	13.12 to 12.93	1,073	0.64	1.25 to 1.85	11.80 to 11.13
2005 (6)	13	11.73 to 11.64	154	0.19	1.25 to 1.85	3.76 to 3.25

AIM V.I. Capital Appreciation Series I Division:
2007	1,295	10.92 to 10.82	14,126	—	1.25 to 1.85	10.61 to 9.95
2006 (7)	1,579	9.88 to 9.84	15,582	0.07	1.25 to 1.85	(1.12) to (1.52)

AIM V.I. Core Equity Series I Division:
2007	5,185	10.98 to 10.52	56,331	1.05	1.25 to 1.85	6.77 to 6.12
2006	6,064	10.28 to 9.91	61,828	0.61	1.25 to 1.85	15.26 to 14.57
2005	3,755	8.92 to 8.65	33,287	1.45	1.25 to 1.85	3.96 to 3.35
2004	4,303	8.58 to 8.37	36,736	0.95	1.25 to 1.85	7.65 to 7.03
2003	4,760	7.97 to 7.82	37,821	1.03	1.25 to 1.85	22.88 to 22.14

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

AIM V.I. Dynamics Series I Division:
2007	395	$11.37 to $10.92	$4,416	—%	1.25% to 1.85%	10.79% to 10.12%
2006	303	10.26 to 9.92	3,068	—	1.25 to 1.85	14.68 to 13.99
2005	289	8.95 to 8.70	2,558	—	1.25 to 1.85	9.41 to 8.61
2004	313	8.18 to 8.01	2,536	—	1.25 to 1.85	11.90 to 11.25
2003	281	7.31 to 7.20	2,039	—	1.25 to 1.85	36.11 to 35.30

AIM V.I. Global Health Care Series I Division:
2007	1,170	12.12 to 11.65	13,957	—%	1.25 to 1.85	10.46 to 9.79
2006	1,279	10.98 to 10.61	13,857	—	1.25 to 1.85	3.93 to 3.31
2005	1,366	10.56 to 10.27	14,276	—	1.25 to 1.85	6.77 to 6.20
2004	1,474	9.89 to 9.67	14,456	—	1.25 to 1.85	6.23 to 5.57
2003	1,324	9.31 to 9.16	12,246	—	1.25 to 1.85	26.20 to 25.44

AIM V.I. Small Cap Equity Series I Division:
2007	413	14.76 to 14.47	6,049	0.05	1.25 to 1.85	(1.03) to 3.25
2006	55	14.21 to 14.01	775	—	1.25 to 1.85	15.98 to 15.29
2005 (6)	13	12.25 to 12.15	160	—	1.25 to 1.85	6.61 to 6.04

AIM V.I. Technology Series I Division:
2007	1,034	6.44 to 6.19	6,561	—	1.25 to 1.85	6.36 to 5.72
2006	1,028	6.06 to 5.86	6,148	—	1.25 to 1.85	9.11 to 8.46
2005	1,137	5.55 to 5.40	6,245	—	1.25 to 1.85	0.91 to 0.37
2004	1,233	5.50 to 5.38	6,738	—	1.25 to 1.85	3.19 to 2.67
2003	1,053	5.33 to 5.24	5,578	—	1.25 to 1.85	43.49 to 42.63

Alliance Bernstein VP Series Small Cap Growth Class A Division:
2007	120	15.53 to 15.22	1,843	—	1.25 to 1.85	12.65 to 11.97
2006	72	13.78 to 13.59	994	—	1.25 to 1.85	9.31 to 8.66
2005 (6)	22	12.61 to 12.51	271	—	1.25 to 1.85	6.34 to 5.81

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

American Century VP II Inflation Protection Division:
2007	6,990	$11.09 to $10.87	$77,061	4.39%	1.25% to 1.85%	8.17% to 7.52%
2006	4,767	10.25 to 10.11	48,661	3.17	1.25 to 1.85	0.33 to (0.27)
2005 (6)	1,787	10.22 to 10.13	18,214	4.75	1.25 to 1.85	0.88 to 0.37

American Century VP II Ultra Division:
2007	4,877	12.86 to 12.61	62,389	—	1.25 to 1.85	19.33 to 18.62
2006	3,842	10.78 to 10.63	41,243	—	1.25 to 1.85	(4.59) to (5.16)
2005 (6)	1,379	11.30 to 11.20	15,536	—	1.25 to 1.85	3.06 to 2.54

American Century VP II Value Division:
2007	3,286	13.66 to 13.21	44,384	1.46	1.25 to 1.85	(6.49) to(7.05)
2006	3,494	14.61 to 14.21	50,565	1.17	1.25 to 1.85	17.00 to 16.30
2005	3,366	12.49 to 12.22	41,722	0.65	1.25 to 1.85	3.57 to 2.95
2004	2,631	12.06 to 11.87	31,569	0.60	1.25 to 1.85	12.71 to 12.09
2003	1,123	10.70 to 10.59	11,981	0.47	1.25 to 1.85	27.21 to 26.45

American Century VP Income & Growth Division:
2007	2,869	12.27 to 11.53	34,147	1.87	0.85 to 1.85	(0.92) to (1.91)
2006	3,173	12.38 to 11.76	38,341	1.80	0.85 to 1.85	16.10 to 14.95
2005	3,373	10.66 to 10.23	35,269	1.94	0.85 to 1.85	3.70 to 2.71
2004	3,343	10.28 to 9.96	33,859	1.29	0.85 to 1.85	12.10 to 10.91
2003	2,731	8.98 to 9.12	24,814	1.11	0.85 to 1.85	26.98 to 27.75

American Century VP Ultra Division:
2007	907	10.81 to 10.39	9,654	—	1.25 to 1.85	19.51 to 18.79
2006	1,057	9.04 to 8.74	9,446	—	1.25 to 1.85	(4.47) to (5.04)
2005	1,132	9.47 to 9.21	10,612	—	1.25 to 1.85	0.96 to 0.33
2004	1,148	9.38 to 9.18	10,692	—	1.25 to 1.85	9.20 to 8.64
2003	931	8.59 to 8.45	7,952	—	1.25 to 1.85	23.35 to 22.61

American Century VP Vista Division:
2007	163	18.55 to 18.18	2,996	—	1.25 to 1.85	38.03 to 37.20
2006	52	13.44 to 13.25	694	—	1.25 to 1.85	7.66 to 7.01
2005 (6)	25	12.49 to 12.38	313	—	1.25 to 1.85	4.22 to 3.70

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Asset Allocation Division:
2007	3,276	$1.49 to $25.53	$85,057	1.39%	0.42% to 1.85%	11.31% to 9.72%
2006	3,514	1.34 to 23.27	84,221	0.77	0.42 to 1.85	12.29 to 10.71
2005	4,008	1.19 to 21.02	84,245	1.65	0.42 to 1.85	5.31 to 3.85
2004	4,337	1.13 to 20.24	87,504	3.26	0.42 to 1.85	7.62 to 6.47
2003	4,408	1.05 to 19.01	84,285	1.93	0.42 to 1.85	21.08 to 19.38

Balanced Division:
2007	5,932	2.34 to 20.52	85,957	2.60	0.42 to 1.85	4.93 to 3.43
2006	6,432	2.17 to 19.84	92,320	2.49	0.42 to 1.85	10.73 to 9.40
2005	7,824	2.01 to 18.13	98,501	2.59	0.42 to 1.85	6.35 to 4.80
2004	11,449	1.84 to 17.30	109,503	2.12	0.42 to 1.85	8.88 to 8.06
2003	13,310	1.72 to 16.01	109,671	2.96	0.42 to 1.85	18.33 to 16.65

Bond Division:
2007	20,618	2.17 to 18.51	358,686	4.24	0.42 to 1.85	2.97 to 1.50
2006	18,814	2.11 to 18.24	319,793	3.87	0.42 to 1.85	4.21 to 2.73
2005	17,587	2.02 to 17.75	280,484	4.32	0.42 to 1.85	2.02 to 0.63
2004	18,219	1.92 to 17.64	252,489	4.56	0.42 to 1.85	1.59 to 3.04
2003	18,246	1.89 to 17.12	234,069	4.19	0.42 to 1.85	4.15 to 2.67

Capital Value Division:
2007	10,935	3.63 to 27.78	193,783	1.66	0.42 to 1.85	(0.52) to (1.94)
2006	11,695	3.65 to 28.33	213,650	1.57	0.42 to 1.85	19.45 to 17.76
2005	13,018	3.05 to 24.06	198,490	0.01	0.42 to 1.85	6.27 to 4.85
2004	17,135	2.87 to 22.94	214,377	1.43	0.42 to 1.85	11.67 to 10.29
2003	18,722	2.57 to 20.80	205,389	1.44	0.42 to 1.85	24.97 to 23.20

Diversified International Division:
2007	13,180	3.46 to 29.73	325,698	0.91	0.42 to 1.85	15.60 to 13.95
2006	13,309	2.99 to 26.09	290,731	1.18	0.42 to 1.85	27.43 to 25.63
2005	13,536	2.35 to 20.77	228,177	1.03	0.42 to 1.85	23.04 to 21.53
2004	15,016	1.91 to 17.09	184,002	0.94	0.42 to 1.85	20.89 to 18.76
2003	14,422	1.47 to 14.39	137,068	1.04	0.42 to 1.85	31.78 to 29.91

Dreyfus IP Technology Growth Service Shares Division:
2007	75	13.76 to 13.49	1,018	—	1.25 to 1.85	13.01 to 12.33
2006	37	12.18 to 12.00	452	—	1.25 to 1.85	2.75 to 2.13
2005 (6)	13	11.85 to 11.75	159	—	1.25 to 1.85	8.18 to 7.64

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Equity Growth Division:
2007	6,013	$1.14 to $30.85	$185,017	0.53%	0.42% to 1.85%	8.14% to 6.52%
2006	6,016	1.06 to 28.96	179,750	—	0.42 to 1.85	5.71 to 4.27
2005	6,904	1.00 to 27.78	195,218	—	0.42 to 1.85	7.53 to 5.59
2004	7,862	0.93 to 26.31	207,318	0.53	0.42 to 1.85	8.14 to 7.34
2003	8,445	0.86 to 24.51	208,587	0.41	0.42 to 1.85	25.42 to 23.64

Equity Income I Division:
2007 (8)	20,275	1.29 to 10.32	209,477	0.94	0.42 to 1.85	5.73 to 3.46

Equity Value Division:
2007	425	13.08 to 12.82	5,523	2.22	1.25 to 1.85	(2.56) to (3.14)
2006	294	13.42 to 13.24	3,927	1.70	1.25 to 1.85	18.08 to 17.37
2005 (6)	133	11.37 to 11.28	1,511	2.48	1.25 to 1.85	1.49 to 0.99

Fidelity VIP Equity-Income Service Class 2 Division:
2007	5,796	13.95 to 13.49	79,977	1.62	1.25 to 1.85	0.01 to (0.59)
2006	5,585	13.95 to 13.57	77,174	2.96	1.25 to 1.85	18.44 to 17.74
2005	5,125	11.78 to 11.53	59,908	1.31	1.25 to 1.85	3.57 to 3.64
2004	4,327	11.30 to 11.12	48,616	1.05	1.25 to 1.85	9.92 to 9.23
2003	2,353	10.28 to 10.18	24,125	0.70	1.25 to 1.85	28.41 to 27.65

Fidelity VIP Growth Service Class Division:
2007	3,524	10.98 to 10.52	38,299	0.62	1.25 to 1.85	25.29 to 24.53
2006	3,889	8.76 to 8.45	33,789	0.30	1.25,to 1.85	5.41 to 4.78
2005	4,630	8.31 to 8.06	38,238	0.40	1.25 to 1.85	4.40 to 3.73
2004	5,219	7.96 to 7.77	41,373	0.16	1.25 to 1.85	1.92 to 1.30
2003	5,302	7.81 to 7.67	41,286	0.19	1.25 to 1.85	31.13 to 30.35

Fidelity VIP Growth Service Class 2 Division:
2007	607	15.07 to 14.77	9,071	0.30	1.25 to 1.85	25.08 to 24.33
2006	364	12.05 to 11.88	4,365	0.09	1.25 to 1.85	5.25 to 4.62
2005 (6)	115	11.45 to 11.35	1,309	—	1.25 to 1.85	5.90 to 5.37

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Fidelity VIP Overseas Service Class 2 Division:
2007	2,903	$18.50 to $18.13	$53,358	2.91%	1.25% to 1.85%	15.59% to 14.90%
2006	2,197	16.00 to 15.78	35,000	0.42	1.25 to 1.85	16.31 to 15.62
2005 (6)	882	13.76 to 13.65	12,096	—	1.25 to 1.85	15.13 to 14.56

Fidelity VIP II Contrafund Service Class Division:
2007	7,435	17.16 to 16.45	126,342	0.83	1.25 to 1.85	16.04 to 15.34
2006	8,076	14.79 to 14.26	118,478	1.10	1.25 to 1.85	10.21 to 9.55
2005	7,983	13.42 to 13.02	106,462	0.19	1.25 to 1.85	15.39 to 14.71
2004	7,170	11.63 to 11.35	82,971	0.23	1.25 to 1.85	13.91 to 13.27
2003	6,094	10.21 to 10.02	62,014	0.33	1.25 to l.85	26.76 to 26.00

Fidelity VIP II Contrafund Service Class 2 Division:
2007	2,571	16.70 to 16.36	42,751	0.90	1.25 to 1.85	15.84 to 15.14
2006	1,620	14.41 to 14.21	23,281	1.10	1.25 to 1.85	10.05 to 9.39
2005 (6)	528	13.10 to 12.99	6,902	—	1.25 to 1.85	13.29 to 12.72

Fidelity VIP III Mid Cap Service Class 2 Division:
2007	426	17.77 to 17.41	7,539	0.49	1.25 to 1.85	13.90 to 13.21
2006	283	15.60 to 15.38	4,393	0.09	1.25 to 1.85	11.01 to 10.35
2005 (6)	71	14.05 to 13.94	997	—	1.25 to 1.85	12.50 to 11.94

Goldman Sachs Structured Small Cap Equity Service Class I Division:
2007	419	11.12 to 10.90	4,626	0.42	1.25 to 1.85	(17.53) to (18.02)
2006	298	13.48 to 13.29	4,001	0.94	1.25 to 1.85	10.88 to 10.22
2005 (6)	94	12.16 to 12.06	1,146	0.60	1.25 to 1.85	5.70 to 5.18

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Goldman Sachs VIT Mid Cap Value Service Class I Division:
2007	1,341	$15.15 to $14.85	$20,193	0.93%	1.25% to 1.85%	1.91% to 1.30%
2006	853	14.86 to 14.65	12,621	1.43	1.25 to 1.85	14.72 to 14.04
2005 (6)	253	12.96 to 12.85	3,272	1.31	1.25 to 1.85	8.95 to 8.41

Government & High Quality Bond Division:
2007	16,521	2.27 to 18.28	277,392	4.61	0.42 to 1.85	4.46 to 2.97
2006	16,900	2.18 to 17.75	276,598	4.15	0.42 to 1.85	3.79 to 2.32
2005	18,392	2.10 to 17.35	286,799	4.41	0.42 to 1.85	1.45 to 0.15
2004	22,005	2.07 to 17.32	306,512	4.73	0.42 to 1.85	3.50 to 1.64
2003	25,536	2.00 to 17.04	341,730	3.41	0.42 to 1.85	1.41 to (0.03)

Growth Division:
2007	7,931	2.40 to 21.52	104,201	0.17	0.42 to 1.85	22.68 to 20.93
2006	8,539	1.95 to 17.80	96,085	0.27	0.42 to 1.85	9.46 to 7.91
2005	10,265	1.79 to 16.49	101,200	0.73	0.42 to 1.85	11.88 to 10.05
2004	16,647	1.60 to 14.99	114,994	0.33	0.42 to 1.85	8.84 to 7.38
2003	19,553	1.47 to 13.96	123,359	0.23	0.42 to 1.85	25.93 to 24.15

International Emerging Markets Division:
2007	4,121	4.49 to 39.88	163,677	0.91	0.42 to 1.85	41.51 to 39.49
2006	3,632	3.17 to 28.59	104,347	—	0.42 to 1.85	37.74 to 35.79
2005	3,018	2.30 to 21.06	62,694	1.34	0.42 to 1.85	33.72 to 21.62
2004	2,096	1.72 to 15.97	32,241	0.79	0.42 to 1.85	24.46 to 22.56
2003	1,274	1.38 to 13.03	16,414	1.11	0.42 to 1.85	56.56 to 54.32

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to		Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Net Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

International SmallCap Division:
2007	4,137	$2.70 to $31.87	$133,593	1.47%	0.42% to 1.85%	8.75% to 7.21%
2006	4,226	2.48 to 29.72	127,551	0.52	0.42 to 1.85	29.83 to 28.00
2005	4,454	1.91 to 23.22	102,214	0.53	0.42 to 1.85	28.19 to 19.76
2004	4,109	1.49 to 18.32	74,478	0.76	0.42 to 1.85	29.57 to 27.84
2003	3,557	1.15 to 14.33	51,540	1.36	0.42 to 1.85	53.55 to 51.33

Janus Aspen Mid Cap Growth Service Shares Division:
2007	2,454	9.31 to 8.92	22,519	0.07	1.25 to 1.85	20.22 to 19.50
2006	2,530	7.74 to 7.47	19,323	—	1.25 to 1.85	11.90 to 11.23
2005	2,681	6.92 to 6.71	18,346	—	1.25 to 1.85	10.54 to 10.00
2004	2,849	6.26 to 6.10	17,665	—	1.25 to 1.85	19.01 to 18.22
2003	2,855	5.26 to 5.16	14,913	—	1.25 to 1.85	33.09 to 32.30

LargeCap Blend Division:
2007	16,908	13.51 to 13.06	226,044	0.67	1.25 to 1.85	3.81 to 3.19
2006	14,897	13.01 to 12.65	192,106	0.62	1.25 to 1.85	14.38 to 13.70
2005	11,345	11.37 to 11.13	128,134	0.01	1.25 to 1.85	3.44 to 3.17
2004	7,891	11.00 to 10.82	86,333	1.18	1.25 to 1.85	9.02 to 8.31
2003	4,990	10.09 to 9.99	50,195	0.98	1.25 to 1.85	22.22 to 21.49

LargeCap Stock Index Division:
2007	14,712	1.28 to 10.52	154,077	1.39	0.42 to 1.85	4.70 to 3.21
2006	15,070	1.22 to 10.19	152,650	1.33	0.42 to 1.85	15.09 to 13.46
2005	15,133	1.06 to 8.98	134,689	0.03	0.42 to 1.85	3.92 to 2.56
2004	14,735	1.02 to 8.76	127,190	1.60	0.42 to 1.85	9.68 to 8.42
2003	11,654	0.93 to 8.08	93,977	1.41	0.42 to 1.85	27.78 to 25.97

LargeCap Value Division:
2007	13,775	13.98 to 13.51	190,694	1.26	1.25 to 1.85	(4.92) to (5.49)
2006	11,912	14.70 to 14.30	173,683	0.94	1.25 to 1.85	20.04 to 19.33
2005	9,023	12.24 to 11.98	109,779	0.01	1.25 to 1.85	2.59 to 3.51
2004	6,391	11.76 to 11.58	74,817	1.59	1.25 to 1.85	11.68 to 11.03
2003	4,011	10.53 to 10.43	42,122	1.63	1.25 to 1.85	26.46 to 25.71

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to		Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Net Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Lehman Brothers AMT High Income Bond S Class Division:
2007	387	$10.64 to $10.43	$4,094	9.12%	1.25% to 1.85%	(0.20)% to(0.80)%
2006	194	10.66 to 10.52	2,064	8.30	1.25 to 1.85	6.13 to 5.50
2005 (6)	89	10.05 to 9.97	886	10.56	1.25 to 1.85	(0.83) to (1.33)

MidCap Division:
2007	11,351	4.54 to 39.80	380,164	0.61	0.42 to 1.85	8.99 to 7.43
2006	11,881	4.17 to 37.04	367,161	1.03	0.42 to 1.85	13.75 to 12.14
2005	13,033	3.66 to 33.03	339,324	0.09	0.42 to 1.85	8.61 to 7.21
2004	15,701	3.37 to 30.81	322,650	1.18	0.42 to 1.85	17.42 to 15.57
2003	16,473	2.87 to 26.66	277,286	1.06	0.42 to 1.85	32.25 to 30.38

MidCap Growth Division:
2007	4,441	1.45 to 13.12	59,984	0.11	0.42 to 1.85	10.31 to 8.74
2006	4,666	1.31 to 12.06	57,787	—	0.42 to 1.85	9.20 to 7.64
2005	4,764	1.20 to 11.21	53,923	—	0.42 to 1.85	13.21 to 10.74
2004	4,811	1.06 to 10.04	48,681	—	0.42 to 1.85	11.58 to 9.73
2003	4,535	0.95 to 9.15	41,402	—	0.42 to 1.85	39.99 to 38.00

MidCap Value Division:
2007	7,574	1.80 to 15.95	125,209	0.64	0.42 to 1.85	(1.45) to (2.86)
2006	6,981	1.83 to 16.42	119,378	0.24	0.42 to 1.85	12.80 to 11.20
2005	6,389	1.62 to 14.76	94,905	—	0.42 to 1.85	10.20 to 6.72
2004	4,931	1.47 to 13.60	66,587	0.10	0.42 to 1.85	22.50 to 20.35
2003	3,343	1.20 to 11.30	37,406	0.08	0.42 to 1.85	35.92 to 33.99

Money Market Division:
2007	12,707	1.68 to 13.68	131,679	4.73	0.42 to 1.85	4.55 to 2.96
2006	9,838	1.60 to 13.29	94,506	4.53	0.42 to 1.85	4.32 to 2.71
2005	9,888	1.54 to 12.94	82,162	2.64	0.42 to 1.85	2.67 to 0.78
2004	12,349	1.50 to 2.13	89,606	0.88	0.42 to 2.16	– to (0.93)
2003	15,091	1.50 to 12.96	107,056	0.78	0.42 to 1.85	0.31 to (1.11)

Neuberger Berman AMT Fasciano S Class Division:
2007	273	11.49 to 11.26	3,111	—	1.25 to 1.85	(0.74) to (1.34)
2006	174	11.58 to 11.42	2,008	—	1.25 to 1.85	3.95 to 3.33
2005 (6)	58	11.14 to 11.05	640	—	1.25 to 1.85	4.32 to 3.80

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value				Total Return (3)(4)
		Corresponding to		Investment	Expense	Corresponding to
	Units	Lowest to Highest	Net Assets	Income	Ratio (2)	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Lowest to Highest	Expense Ratio

Neuberger Berman AMT Partners I Class Division:
2007	440	$16.36 to $16.03	$7,154	0.70%	1.25% to 1.85%	7.97% to 7.32%
2006	310	15.15 to 14.94	4,672	0.96	1.25 to 1.85	10.85 to 10.19
2005 (6)	65	13.67 to 13.55	884	1.51	1.25 to 1.85	11.12 to 10.57

Neuberger Berman AMT Socially Responsive I Class Division:
2007	325	14.47 to 14.18	4,689	0.10	1.25 to 1.85	6.27 to 5.63
2006	186	13.62 to 13.43	2,519	0.14	1.25 to 1.85	12.29 to 11.62
2005 (6)	64	12.13 to 12.03	773	—	1.25 to 1.85	5.75 to 5.22

Principal LifeTime Strategic Income Division:
2007	1,725	10.84 to 11.97	20,783	1.19	0.95 to 1.85	1.15 to (0.06)
2006	1,035	10.71 to 11.93	12,491	0.13	0.95 to 1.85	1.69 to 8.24
2005 (6)	490	11.11 to 11.02	5,446	—	1.25 to 1.85	4.35 to 3.83

Principal LifeTime 2010 Division:
2007	3,408	11.15 to 12.66	43,289	1.12	0.95 to 1.85	2.75 to 0.95
2006	2,089	10.85 to 12.43	26,166	0.04	0.95 to 1.85	2.75 to 10.24
2005 (6)	1,126	11.36 to 11.27	12,780	—	1.25 to 1.85	4.67 to 4.15

Principal LifeTime 2020 Division:
2007	12,818	11.47 to 13.42	173,292	0.49	0.95 to 1.85	3.87 to 1.54
2006	7,291	11.04 to 13.03	95,945	—	0.95 to 1.85	3.41 to 13.06
2005 (6)	2,259	11.62 to 11.52	26,189	—	1.25 to 1.85	5.41 to 4.89

Principal LifeTime 2030 Division:
2007	1,816	11.55 to 13.52	24,342	0.35	0.95 to 1.85	4.96 to 1.97
2006	914	11.01 to 12.99	11,982	0.01	0.95 to 1.85	3.90 to 12.73
2005 (6)	280	11.61 to 11.52	3,241	—	1.25 to 1.85	5.21 to 4.68

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

					For the Year Ended December 31,
	December 31				Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Principal LifeTime 2040 Division:
2007	799	$11.62 to $13.84	$11,107	0.29%	0.95% to 1.85%	5.52% to 2.13%
2006	390	11.01 to 13.22	5,191	0.02	0.95 to 1.85	4.22 to 13.03
2005 (6)	123	11.79 to 11.70	1,449	—	1.25 to 1.85	5.48 to 4.95

Principal LifeTime 2050 Division:
2007	426	11.64 to 13.92	5,960	0.21	0.95 to 1.85	5.61 to 2.26
2006	260	11.02 to 13.29	3,485	0.01	0.95 to 1.85	4.59 to 13.38
2005 (6)	66	11.82 to 11.73	774	—	1.25 to 1.85	5.46 to 4.94

Real Estate Securities Division:
2007	4,085	2.61 to 28.34	116,915	0.83	0.42 to 1.85	(18.04) to (19.21)
2006	5,236	3.18 to 35.07	181,645	1.59	0.42 to 1.85	35.90 to 34.11
2005	5,253	2.34 to 26.15	133,793	0.02	0.42 to 1.85	15.27 to 13.74
2004	5,230	2.03 to 22.99	115,811	2.28	0.42 to 1.85	34.44 to 32.05
2003	4,200	1.51 to 17.41	71,203	3.69	0.42 to 1.85	38.33 to 36.37

SAM Balanced Portfolio Division:
2007 (9)	3,428	10.33 to 10.28	35,315	0.06	0.95 to 1.85	3.35 to 2.20

SAM Conservative Balanced Portfolio Division:
2007 (9)	843	10.31 to 10.25	8,661	0.29	0.95 to 1.85	3.07 to 1.64

SAM Conservative Growth Portfolio Division:
2007 (9)	670	10.34 to 10.28	6,902	0.54	0.95 to 1.85	3.30 to 2.62

SAM Flexible Income Portfolio Division:
2007 (9)	149	10.24 to 10.19	1,519	0.49	0.95 to 1.85	2.43 to 1.12

SAM Strategic Growth Portfolio Division:
2007 (9)	659	10.33 to 10.27	6,786	0.18	0.95 to 1.85	3.16 to 2.87

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

					For the Year Ended December 31,
	December 31				Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Short Term Bond Division:
2007	14,642	$10.71 to $10.23	$152,978	3.29%	0.85% to 1.85%	2.19% to 1.17%
2006	11,441	10.48 to 10.11	117,594	2.22	0.85 to 1.85	3.56 to 2.53
2005	8,171	10.12 to 9.86	81,529	1.51	0.85 to 1.85	0.94 to 0.46
2004	5,485	10.03 to 9.87	54,515	—	0.85 to 1.85	0.50 to (0.50)
2003 (5)	2,055	9.98 to 9.92	20,446	2.63	0.85 to 1.85	(0.25) to (0.87)

SmallCap Division:
2007	4,859	1.33 to 12.89	65,212	0.31	0.42 to 1.85	1.22 to (0.23)
2006	5,338	1.31 to 12.92	71,752	0.16	0.42 to 1.85	12.23 to 10.64
2005	5,934	1.17 to 11.68	70,854	0.02	0.42 to 1.85	6.36 to 5.13
2004	5,891	1.10 to 11.11	66,830	—	0.42 to 1.85	19.57 to 17.57
2003	5,224	0.92 to 9.45	50,283	0.10	0.42 to 1.85	36.29 to 34.32

SmallCap Growth Division:
2007	4,379	0.83 to 10.69	47,856	—	0.42 to 1.85	4.48 to 3.06
2006	4,608	0.80 to 10.37	48,773	—	0.42 to 1.85	8.52 to 6.98
2005	4,861	0.73 to 9.69	46,695	—	0.42 to 1.85	5.80 to 4.72
2004	5,065	0.69 to 9.26	46,544	—	0.42 to 1.85	11.29 to 9.20
2003	4,956	0.62 to 8.48	41,566	—	0.42 to 1.85	45.04 to 42.98

SmallCap Value Division:
2007	5,471	1.81 to 22.25	123,310	0.36	0.42 to 1.85	(9.90) to (11.18)
2006	4,998	2.01 to 25.05	126,060	0.29	0.42 to 1.85	18.24 to 16.47
2005	4,563	1.70 to 21.51	95,378	0.04	0.42 to 1.85	5.59 to 4.28
2004	3,973	1.61 to 20.63	78,298	0.17	0.42 to 1.85	22.90 to 20.86
2003	3,375	1.31 to 17.07	56,509	0.44	0.42 to 1.85	49.98 to 47.85

T. Rowe Price Blue Chip Growth II Division:
2007	136	13.88 to 13.60	1,872	0.11	1.25 to 1.85	11.08 to 10.42
2006	83	12.49 to 12.32	1,028	0.24	1.25 to 1.85	7.97 to 7.33
2005 (6)	56	11.57 to 11.48	644	0.28	1.25 to 1.85	7.40 to 6.86

T. Rowe Price Health Science II Division:
2007	245	15.84 to 15.52	3,858	—	1.25 to 1.85	16.24 to 15.54
2006	162	13.62 to 13.43	2,197	—	1.25 to 1.85	7.09 to 6.45
2005 (6)	43	12.72 to 12.62	551	—	1.25 to 1.85	19.54 to 18.94

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Templeton Growth Securities Class 2 Division:
2007	138	$19.25	$2,663	1.33%	0.85%	1.48%
2006	160	18.97	3,029	1.28	0.85	20.78
2005	146	15.70	2,287	1.07	0.85	7.90
2004	127	14.55	1,852	1.11	0.85	15.11
2003	94	12.64	1,193	1.48	0.85	31.02

West Coast Equity Division:
2007 (9)	139	10.38 to 10.32	1,433	0.08	0.95 to 1.85	3.48 to 2.86

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)	These ratios represent the annualized contract expenses of Separate Account B, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total return has not been annualized for periods less than one year.

(4)	The total return percentages represent the range of total returns available as of the report date and correspond with the expense ratio from lowest to highest.

(5)	Commencement of operations, May 17, 2003.

(6)	Commencement of operations, January 4, 2005.

(7)	Commencement of operations, April 28, 2006.

(8)	Commencement of operations, January 5, 2007.

(9)	Commencement of operations, May 1, 2007.

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)
There are divisions that have unit values and total returns outside of the ranges indicated above. The following is a list of the divisions and corresponding unit values and total returns falling outside the ranges.

	2007	2007
Division	Unit Value	Total Return

AIM V.I. SmallCap Equity Series I Division	$—	(1.43)% and 3.87%
American Century VP Income and Growth Division	11.14	—
Asset Allocation Division	26.65	—
Balanced Division	2.27 and 21.41	—
Bond Division	2.11 and 19.32	—
Capital Value Division	3.51, 28.99, and 42.27	—
Diversified International Division	3.36 and 31.03	—
Equity Growth Division	32.19	2.66 and 2.73
Equity Income I Division	10.38	—
Government and High Quality Bond Division	2.20 and 19.07	—
Growth Division	2.33 and 22.46	—
International Emerging Markets Division	41.62	—
International SmallCap Division	33.26	—
LargeCap Stock Index Division	10.98, 11.37, and 11.55	—
MidCap Division	4.41 and 41.53	—
MidCap Growth Division	13.69 and 15.16	—
MidCap Value Division	16.60 and 24.95	—
Money Market Division	1.62 and 14.28	—
Principal LifeTime Strategic Income Division	12.20	—
Principal LifeTime 2010 Division	12.91	—
Principal LifeTime 2020 Division	13.68	—
Principal LifeTime 2030 Division	13.78	—
Principal LifeTime 2040 Division	14.11	—
Principal LifeTime 2050 Division	14.20	—
Real Estate Securities Division	29.57	—
SAM Balanced Portfolio Division	10.27	—
SAM Conservative Balanced Portfolio Division	10.24	—
SAM Conservative Growth Portfolio Division	10.27	—
SAM Flexible Income Portfolio Division	10.18	—
SAM Strategic Growth Portfolio Division	—	2.54

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

	2007	2007
Division	Unit Value	Total Return

SmallCap Division	$13.45 and $17.04	—%
SmallCap Growth Division	11.15	—
SmallCap Value Division	23.22	—

	2006	2006
Division	Unit Value	Total Return

American Century VP Income & Growth Division	$11.25	4.83%
Asset Allocation Division	24.14	—
Balanced Division	2.17 and 20.58	—
Bond Division	2.05 and 18.92	0.35
Capital Value Division	3.53, 29.38, and 42.51	4.47
Diversified International Division	2.91 and 27.07	6.56
Equity Growth Division	30.04	—
Government & High Quality Bond Division	2.11 and 18.41	0.29
Growth Division	1.90 and 18.46	—
International Emerging Markets Division	29.66	—
International SmallCap Division	30.83	—
LargeCap Stock Index Division	10.57, 10.90, and 11.09	3.93
MidCap Division	4.05 and 38.42	4.32
MidCap Growth Division	12.51 and 13.80	3.76
MidCap Value Division	16.98 and 25.43	4.92
Money Market Division	1.55 and 13.79	0.60
Principal LifeTime Strategic Income Division	12.10	8.89
Principal LifeTime 2010 Division	12.60	10.91
Principal LifeTime 2020 Division	13.21	13.73
Principal LifeTime 2030 Division	13.17	13.40
Principal LifeTime 2040 Division	13.41	13.70
Principal LifeTime 2050 Division	13.48	14.06
Real Estate Securities Division	36.38	3.71
Short Term Bond Division	—	0.44

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

	2006	2006
Division	Unit Value	Total Return

SmallCap Division	$13.40 and $16.90	4.60%
SmallCap Growth Division	10.76	3.49
SmallCap Value Division	25.99	4.97

	2005	2005
Division	Unit Value	Total Return

Asset Allocation Division	$21.67	—%
Balanced Division	1.96 and 18.70	—
Bond Division	1.97 and 18.30	2.60
Capital Value Division	2.96, 24.80 and 35.61	3.17 and 2.66
Diversified International Division	2.29 and 21.42	17.96 and 17.37
Equity Growth Division	28.64	11.77 and 12.33
Fidelity VIP Equity – Income Service Class 2 Division	—	4.26 to 3.06
Government & High Quality Bond Division	2.04 and 17.89	1.49
Growth Division	1.74 and 17.01	—
International Emerging Markets Division	21.71	—
International SmallCap Division	23.95	—
LargeCap Blend Division	—	3.69 and 2.82
LargeCap Stock Index Division	9.26 and 9.51	—
LargeCap Value Division	—	2.08 and 4.13
MidCap Division	3.57 and 34.06	8.84
MidCap Growth Division	11.56 and 12.69	—
MidCap Value Division	15.18 and 22.64	—
Money Market Division	1.49 and 13.34	—
Real Estate Securities Division	26.97	19.86 and 20.46
Short Term Bond Division	—	(0.06) and 0.96
SmallCap Division	12.04 and 15.13	—
SmallCap Growth Division	10.00	6.53 and 7.06
SmallCap Value Division	22.18	5.94

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

	2004	2004
Division	Unit Value	Total Return

Asset Allocation Division	$20.75	—%
Balanced Division	1.85 and 17.73	—
Bond Division	1.94 and 18.08	—
Capital Value Division	2.79, 23.51, and 33.50	—
Diversified International Division	1.86 and 17.52	—
Equity Growth Division	26.96	—
Government & High Quality Bond Division	2.01 and 17.76	—
Growth Division	1.56 and 15.36	—
International Emerging Markets Division	16.37	—
International SmallCap Division	18.78	—
LargeCap Stock Index Division	8.98 and 9.18	—
MidCap Division	3.29 and 31.58	—
MidCap Growth Division	10.29 and 11.26	—
MidCap Value Division	13.90 and 20.66	—
Money Market Division	1.46 and 13.16	—
Real Estate Securities Division	23.57	—
SmallCap Division	11.39 and 14.25	—
SmallCap Growth Division	9.49	—
SmallCap Value Division	21.14	—

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

	2003	2003
Division	Unit Value	Total Return

Asset Allocation Division	$19.36	—%
Balanced Division	1.69 and 16.31	—
Bond Division	1.85 and 17.44	—
Capital Value Division	2.50, 21.19, and 29.96	—
Equity Growth Division	24.97	—
Government Securities Division	1.95 and 17.36	(0.70)
Growth Division	1.44 and 14.22	—
International Division	1.55 and 14.66	—
International Emerging Markets Division	13.27	—
International SmallCap Division	14.60	—
LargeCap Stock Index Division	8.24 and 8.39	—
MidCap Division	2.81 and 27.16	—
MidCap Growth Division	9.32 and 10.15	—
MidCap Value Division	11.48 and 16.98	—
Real Estate Securities Division	17.74	—
Money Market Division	1.46 and 13.20	—
SmallCap Division	9.63 and 12.00	—
SmallCap Growth Division	8.64	—
SmallCap Value Division	17.39	—

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder
Principal Life Insurance Company

We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (“the Company”) as of December 31, 2007 and 2006, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Principal Life Insurance Company at December 31, 2007 and 2006, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, the Company changed its methods of accounting for certain non-monetary exchanges of similar productive assets (primarily real estate) effective July 1, 2005, its pension and other post-retirement benefits effective December 31, 2006, and for the treatment of modifications or exchanges of insurance contracts and income tax contingencies effective January 1, 2007.

/s/  Ernst & Young LLP

Des Moines, Iowa
March 7, 2008

3 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Principal Premier Variable Annuity Contract
1-800-633-1373

Principal Life Insurance Company

Consolidated Statements of Financial Position

	December 31,
	2007	2006
	(in millions)

Assets
Fixed maturities, available-for-sale	$44,236.7	$42,168.8
Fixed maturities, trading	302.1	197.9
Equity securities, available-for-sale	309.7	645.3
Equity securities, trading	223.9	148.2
Mortgage loans	12,101.0	11,141.9
Real estate	859.6	801.4
Policy loans	853.7	850.7
Other investments	1,335.1	933.6

Total investments	60,221.8	56,887.8
Cash and cash equivalents	1,447.3	1,898.7
Accrued investment income	766.3	713.7
Premiums due and other receivables	866.0	839.4
Deferred policy acquisition costs	2,626.7	2,265.9
Property and equipment	435.4	404.7
Goodwill	244.0	229.5
Other intangibles	190.0	197.1
Separate account assets	75,743.3	69,451.7
Assets of discontinued operations	—	54.2
Other assets	1,610.0	1,509.4

Total assets	$144,150.8	$134,452.1

Liabilities
Contractholder funds	$40,267.5	$36,782.7
Future policy benefits and claims	15,622.9	15,004.2
Other policyholder funds	526.6	613.6
Short-term debt	344.5	412.2
Long-term debt	186.9	256.1
Income taxes currently payable	5.6	9.1
Deferred income taxes	386.3	758.1
Separate account liabilities	75,743.3	69,451.7
Liabilities of discontinued operations	—	43.0
Other liabilities	4,590.5	4,320.1

Total liabilities	137,674.1	127,650.8

Stockholder’s equity
Common stock, par value $1 per share — 5.0 million shares authorized, 2.5 million shares issued and outstanding (wholly owned indirectly by Principal Financial Group, Inc.)	2.5	2.5
Additional paid-in capital	5,595.9	5,515.3
Retained earnings	760.8	670.9
Accumulated other comprehensive income	117.5	612.6

Total stockholder’s equity	6,476.7	6,801.3

Total liabilities and stockholder’s equity	$144,150.8	$134,452.1

See accompanying notes.

Principal Premier Variable Annuity Contract	CONSOLIDATED FINANCIAL STATEMENTS 4
www.principal.com

Principal Life Insurance Company

Consolidated Statements of Operations

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)

Revenues
Premiums and other considerations	$4,387.7	$4,066.2	$3,727.4
Fees and other revenues	1,996.8	1,634.3	1,486.6
Net investment income	3,552.5	3,352.8	3,131.0
Net realized/unrealized capital gains (losses)	(348.4)	30.4	(17.5)

Total revenues	9,588.6	9,083.7	8,327.5
Expenses
Benefits, claims and settlement expenses	5,908.6	5,293.3	4,873.6
Dividends to policyholders	293.8	290.7	293.0
Operating expenses	2,464.1	2,231.0	2,063.0

Total expenses	8,666.5	7,815.0	7,229.6

Income from continuing operations before income taxes	922.1	1,268.7	1,097.9
Income taxes	201.2	320.0	286.0

Income from continuing operations, net of related income taxes	720.9	948.7	811.9
Income from discontinued operations, net of related income taxes	20.2	28.9	20.2

Net income	$741.1	$977.6	$832.1

See accompanying notes.

5 CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
1-800-633-1373

Principal Life Insurance Company

Consolidated Statements of Stockholder’s Equity

				Accumulated
		Additional		Other	Total
	Common	Paid-In	Retained	Comprehensive	Stockholder’s
	Stock	Capital	Earnings	Income	Equity
			(in millions)

Balances at January 1, 2005	$2.5	$5,112.7	$238.3	$1,302.8	$6,656.3
Capital contributions	—	34.0	—	—	34.0
Capital transactions of equity method investee, net of related income taxes	—	(0.1)	—	—	(0.1)
Stock-based compensation and additional related tax benefits	—	44.4	—	—	44.4
Tax benefits related to demutualization	—	163.8	—	—	163.8
Dividends to parent	—	—	(200.0)	—	(200.0)
Comprehensive income:
Net income	—	—	832.1	—	832.1
Net unrealized losses, net	—	—	—	(442.4)	(442.4)
Foreign currency translation adjustment, net	—	—	—	0.7	0.7
Minimum pension liability, net of related income taxes	—	—	—	(6.2)	(6.2)

Comprehensive income					384.2

Balances at December 31, 2005	2.5	5,354.8	870.4	854.9	7,082.6
Capital contributions	—	93.8	—	—	93.8
Capital transactions of equity method investee, net of related income taxes	—	1.7	—	—	1.7
Stock-based compensation and additional related tax benefits	—	65.0	(0.9)	—	64.1
Dividends to parent	—	—	(1,176.2)	—	(1,176.2)
Transition adjustment related to post-retirement benefit obligations, net of related income taxes	—	—	—	23.3	23.3
Comprehensive income:
Net income	—	—	977.6	—	977.6
Net unrealized losses, net	—	—	—	(269.9)	(269.9)
Foreign currency translation adjustment, net	—	—	—	1.6	1.6
Minimum pension liability, net of related income taxes	—	—	—	2.7	2.7

Comprehensive income					712.0

Balances at December 31, 2006	$2.5	$5,515.3	$670.9	$612.6	$6,801.3

Balances at January 1, 2007	$2.5	$5,515.3	$670.9	$612.6	$6,801.3
Capital contributions	—	13.9	—	—	13.9
Capital transactions of equity method investee, net of related income taxes	—	1.1	—	—	1.1
Stock-based compensation and additional related tax benefits	—	65.6	(1.2)	—	64.4
Dividends to parent	—	—	(650.0)	—	(650.0)
Comprehensive income:
Net income	—	—	741.1	—	741.1
Net unrealized losses, net	—	—	—	(550.8)	(550.8)
Foreign currency translation adjustment, net	—	—	—	3.0	3.0
Unrecognized post-retirement benefit obligation, net of related income taxes	—	—	—	52.7	52.7

Comprehensive income					246.0

Balances at December 31, 2007	$2.5	$5,595.9	$760.8	$117.5	$6,476.7

See accompanying notes.

Principal Premier Variable Annuity Contract	CONSOLIDATED FINANCIAL STATEMENTS 6
www.principal.com

Principal Life Insurance Company

Consolidated Statements of Cash Flows

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)

Operating activities
Net income	$741.1	$977.6	$832.1
Adjustments to reconcile net income to net cash provided by operating activities:
Income from discontinued operations, net of related income taxes	(20.2)	(28.9)	(20.2)
Amortization of deferred policy acquisition costs	351.4	236.8	238.8
Additions to deferred policy acquisition costs	(568.7)	(445.8)	(440.6)
Accrued investment income	(52.6)	(46.4)	1.2
Net cash flows for trading securities	(180.7)	(93.0)	(29.4)
Premiums due and other receivables	(136.6)	(98.7)	(63.3)
Contractholder and policyholder liabilities and dividends	1,912.4	1,692.9	1,430.3
Current and deferred income taxes	(105.8)	125.0	(445.1)
Net realized/unrealized capital (gains) losses	348.4	(30.4)	17.5
Depreciation and amortization expense	88.8	79.3	82.1
Mortgage loans held for sale, acquired or originated	(27.2)	(382.6)	(2,177.5)
Mortgage loans held for sale, sold or repaid, net of gain	104.2	719.7	2,238.6
Real estate acquired through operating activities	(48.2)	(82.3)	(44.6)
Real estate sold through operating activities	43.7	91.4	41.9
Stock-based compensation	59.7	63.8	44.4
Other	(86.0)	(272.6)	284.2

Net adjustments	1,682.6	1,528.2	1,158.3

Net cash provided by operating activities	2,423.7	2,505.8	1,990.4
Investing activities
Available-for-sale securities:
Purchases	(10,223.8)	(7,399.7)	(8,243.4)
Sales	2,858.5	1,094.0	2,759.5
Maturities	4,278.2	3,453.5	3,734.0
Mortgage loans acquired or originated	(3,043.8)	(2,501.0)	(2,293.8)
Mortgage loans sold or repaid	1,996.5	2,002.0	2,563.2
Real estate acquired	(115.2)	(26.6)	(90.2)
Real estate sold	50.8	211.1	319.3
Net purchases of property and equipment	(74.5)	(39.5)	(37.6)
Purchases of interest in subsidiaries, net of cash acquired	(7.0)	(37.2)	(57.9)
Net change in other investments	16.3	99.2	35.6

Net cash used in investing activities	$(4,264.0)	$(3,144.2)	$(1,311.3)

7 CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
1-800-633-1373

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)

Financing activities
Proceeds from financing element derivatives	$128.7	$132.1	$168.4
Payments for financing element derivatives	(137.2)	(141.0)	(123.2)
Excess tax benefits from share-based payment arrangements	9.6	8.4	—
Dividends to parent	(650.0)	(1,176.2)	(200.0)
Capital contribution (return of capital) from (to) parent	13.9	(5.8)	34.0
Issuance of long-term debt	0.2	1.0	38.3
Principal repayments of long-term debt	(69.4)	(15.4)	(72.1)
Net proceeds (repayments) of short-term borrowings	(67.7)	(306.9)	21.4
Investment contract deposits	9,958.9	8,925.7	7,250.0
Investment contract withdrawals	(8,209.9)	(6,859.4)	(6,504.5)
Net increase in banking operation deposits	417.1	258.9	41.9
Other	(5.3)	—	—

Net cash provided by financing activities	1,388.9	821.4	654.2
Discontinued operations
Net cash provided by operating activities	2.5	6.9	126.0
Net cash used in investing activities	(1.3)	(8.4)	(127.0)
Net cash used in financing activities	(0.5)	(0.6)	(0.5)

Net cash provided by (used in) discontinued operations	0.7	(2.1)	(1.5)

Net increase (decrease) in cash and cash equivalents	(450.7)	180.9	1,331.8
Cash and cash equivalents at beginning of year	1,898.0	1,717.1	385.3

Cash and cash equivalents at end of year	$1,447.3	$1,898.0	$1,717.1

Cash and cash equivalents of discontinued operations included above
At beginning of year	$(0.7)	$1.4	$2.9
At end of year	$—	$(0.7)	$1.4
Schedule of noncash transactions
Capital contribution related to the allocation of intangible assets	$—	$99.9	$—

Tax benefits related to demutualization	$—	$—	$163.8

See accompanying notes.

Principal Premier Variable Annuity Contract	CONSOLIDATED FINANCIAL STATEMENTS 8
www.principal.com

Principal Life Insurance Company

Notes to Consolidated Financial Statements
December 31, 2007

1.	Nature of Operations and Significant Accounting Policies

Description of Business

Principal Life Insurance Company along with its consolidated subsidiaries is a diversified financial services organization engaged in promoting retirement savings and investment and insurance products and services in the U.S. We are a direct wholly owned subsidiary of Principal Financial Services, Inc. (“PFSI”), which in turn is a direct wholly owned subsidiary of Principal Financial Group, Inc. (“PFG”).

Basis of Presentation

The accompanying consolidated financial statements, which include our majority-owned subsidiaries and consolidated variable interest entities (“VIEs”), have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Less than majority-owned entities in which we had at least a 20% interest and limited liability companies (“LLCs”), partnerships and real estate joint ventures in which we had at least a 5% interest, are reported on the equity basis in the consolidated statements of financial position as other investments. Investments in LLCs, partnerships and real estate joint ventures in which we have an ownership percentage of 3% to 5% are accounted for under the equity or cost method depending upon the specific facts and circumstances of our ownership and involvement. All significant intercompany accounts and transactions have been eliminated. Information included in the notes to the financial statements excludes information applicable to less than majority-owned entities reported on the equity and cost methods, unless otherwise noted.

Closed Block

We operate a closed block (“Closed Block”) for the benefit of individual participating dividend-paying policies in force at the time of the 1998 mutual insurance holding company (“MIHC”) formation. See Note 9, Closed Block, for further details.

Use of Estimates in the Preparation of Financial Statements

The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes.

Recent Accounting Pronouncements

On December 4, 2007, the Financial Accounting Standards Board (“the FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 141R, Business Combinations (“SFAS 141R”). This statement was a joint project between the FASB and the International Accounting Standards Board whose objectives were to improve and simplify the accounting for business combinations and to develop a single high-quality standard of accounting for business combinations that could be used for both domestic and international financial reporting. Among the changes, the standard requires that the acquiring entity in a business combination establish the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed, including any noncontrolling interests, and requires the acquirer to disclose to investors and other users all of the information they need to evaluate and understand the nature and financial effect of the business combination. In addition, SFAS 141R requires direct acquisition costs to be expensed. This statement is effective for the first annual reporting period beginning on or after December 15, 2008. All requirements of SFAS 141R should be applied prospectively.

9 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

1.	Nature of Operations and Significant Accounting Policies — (continued)

Also on December 4, 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements — an Amendment of Accounting Research Bulletin No. 51 (“SFAS 160”). Under this statement, noncontrolling interests are to be treated as a separate component of equity, rather than as a liability or other item outside of equity. In addition, SFAS 160 changes the way the consolidated income statement is presented. Net income will include the total income of all consolidated subsidiaries, with separate disclosures on the face of the income statement of the income attributable to controlling and noncontrolling interests. Previously, net income attributable to the noncontrolling interest was reported as an operating expense in arriving at consolidated net income. Finally, SFAS 160 revises the accounting requirements for changes in a parent’s ownership interest while the parent retains control and for changes in a parent’s ownership interest that results in deconsolidation. This statement is effective for the first annual reporting period beginning on or after December 15, 2008. Presentation and disclosure requirements should be applied retrospectively for all periods presented. All other requirements of SFAS 160 should be applied prospectively. We are still evaluating the impact this guidance will have on our consolidated financial statements.

On June 11, 2007, the American Institute of Certified Public Accountants (the “AICPA”) issued Statement of Position (“SOP”) 07-1, Clarification of the Scope of the Audit and Accounting Guide “Investment Companies” and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies (“SOP 07-1”). This SOP provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). This SOP also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity. In addition, this SOP includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor. The provisions of this SOP were effective for fiscal years beginning on or after December 15, 2007. However, on February 14, 2008, the FASB issued FASB Staff Position (“FSP”) SOP 07-1-1, Effective Date of AICPA Statement of Position 07-1, to indefinitely defer the effective date of SOP 07-1.

On February 15, 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115 (“SFAS 159”). SFAS 159 permits entities to choose, at specified election dates, to measure eligible financial instruments and certain other items at fair value that are not currently required to be reported at fair value. Unrealized gains and losses on items for which the fair value option is elected shall be reported in net income. The decision about whether to elect the fair value option (1) is applied instrument by instrument, with certain exceptions; (2) is irrevocable; and (3) is applied to an entire instrument and not only to specified risks, specific cash flows, or portions of that instrument. SFAS 159 also requires additional disclosures that are intended to facilitate comparisons between entities that choose different measurement attributes for similar assets and liabilities and between assets and liabilities in the financial statements of an entity that selects different measurement attributes for similar assets and liabilities. SFAS 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. At the effective date, the fair value option may be elected for eligible items that exist at that date and the effect of the first remeasurement to fair value for those items should be reported as a cumulative effect adjustment to retained earnings. We do not anticipate that SFAS 159 will have a material impact on our consolidated financial statements; however, election of this option could introduce period to period volatility in net income.

The FASB issued SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132R (“SFAS 158”), on September 29, 2006. SFAS 158 requires an entity to recognize in its statement of financial position an asset for a defined benefit postretirement plan’s overfunded status or a liability for a plan’s underfunded status. This statement eliminates the ability to choose a measurement date, by requiring that plan assets and benefit obligations be measured as of the annual balance sheet date. The requirement to recognize the funded status of a defined benefit postretirement plan and the disclosure requirements were effective for fiscal years ending after December 15, 2006, and did not have a material impact on

Principal Premier Variable Annuity Contract	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 10
www.principal.com

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

1.	Nature of Operations and Significant Accounting Policies — (continued)

our consolidated financial statements. The requirement to measure plan assets and benefit obligations as of the annual balance sheet date is effective for fiscal years ending after December 15, 2008. See Note 14, Employee and Agent Benefits, for further details relating to our benefit plans.

On September 15, 2006, the FASB issued SFAS No. 157, Fair Value Measurements (“SFAS 157”). This standard, which provides guidance for using fair value to measure assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not expand the use of fair value in any new circumstances. SFAS 157 establishes a fair value hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. However, on February 12, 2008, the FASB issued FSP FAS 157-2, Effective Date of Statement No. 157, to defer the effective date of the standard for one year for nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value on a nonrecurring basis. On February 14, 2008, the FASB issued FSP FAS 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement Under Statement 13, which amends SFAS 157 to exclude instruments covered by SFAS No. 13, Accounting for Leases, and its related interpretive guidance from the scope of SFAS 157. We do not anticipate that SFAS 157 will have a material impact on our consolidated financial statements.

The staff of the United States Securities and Exchange Commission (“SEC”) published Staff Accounting Bulletin (“SAB”) No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements (“SAB 108”), on September 13, 2006. SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. Under SAB 108, registrants are required to quantify the effects on the current year financial statements of correcting all misstatements, including both the carryover and reversing effects of uncorrected prior year misstatements. After considering all relevant quantitative and qualitative factors, if a misstatement is material, a registrant’s prior year financial statements must be restated. SAB 108 was effective for fiscal years ending after November 15, 2006, and did not have a material impact on our consolidated financial statements.

On July 13, 2006, the FASB issued FASB Interpretation (“FIN”) No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48, which is an interpretation of SFAS No. 109, Accounting for Income Taxes, prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken, or expected to be taken, in a tax return. FIN 48 requires the affirmative evaluation that it is more likely than not, based on the technical merits of a tax position, that an enterprise is entitled to economic benefits resulting from positions taken in income tax returns. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit of that position is not recognized in the financial statements. FIN 48 also requires companies to disclose additional quantitative and qualitative information in their financial statements about uncertain tax positions. We adopted FIN 48 on January 1, 2007, which did not have a material impact on our consolidated financial statements. See Note 13, Income Taxes, for further details.

On March 17, 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets (“SFAS 156”), which amends SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SFAS 140”). This Statement (1) requires an entity to recognize a servicing asset or liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in specified situations, (2) requires all separately recognized servicing assets and liabilities to be initially measured at fair value, (3) for subsequent measurement of each class of separately recognized servicing assets and liabilities, an entity can elect either the amortization or fair value measurement method, (4) permits a one-time reclassification of available-for-sale (“AFS”) securities to trading securities by an entity with recognized servicing rights, without calling into question the treatment of other AFS securities, provided the AFS securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or liabilities that a servicer elects to subsequently measure at fair value,

11 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

1.	Nature of Operations and Significant Accounting Policies — (continued)

and (5) requires separate presentation of servicing assets and liabilities measured at fair value in the statement of financial position and also requires additional disclosures. The initial measurement requirements of this Statement should be applied prospectively to all transactions entered into after the fiscal year beginning after September 15, 2006. The election related to the subsequent measurement of servicing assets and liabilities is also effective the first fiscal year beginning after September 15, 2006. We adopted SFAS 156 effective January 1, 2007, and have not elected to subsequently measure any of our servicing rights at fair value or reclassify any AFS securities to trading. The prospective aspects of SFAS 156 are not expected to have a material impact on our consolidated financial statements.

On February 16, 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments — an amendment of FASB Statements No. 133 and 140 (“SFAS 155”), which amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”) and SFAS 140. SFAS 155 (1) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, (2) clarifies which interest-only and principal-only strips are not subject to the requirements of SFAS 133, (3) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and (5) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This Statement is effective for all financial instruments acquired or issued after the beginning of an entity’s fiscal year that begins after September 15, 2006. At adoption, the fair value election may also be applied to hybrid financial instruments that have been bifurcated under SFAS 133 prior to adoption of this Statement. We adopted SFAS 155 on January 1, 2007, and did not apply the fair value election to any existing hybrid financial instruments that had been bifurcated under SFAS 133 prior to adoption of SFAS 155. The prospective aspects of SFAS 155 are not expected to have a material impact on our consolidated financial statements.

On September 19, 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts (“SOP 05-1”). The AICPA defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. An internal replacement that is determined to result in a replacement contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. Contract modifications resulting in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract and any unamortized deferred policy acquisition costs (“DPAC”), unearned revenue liabilities and deferred sales inducement costs from the replaced contract should be written off and acquisition costs on the new contracts deferred as appropriate. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. As of January 1, 2007, we adopted SOP 05-1, which did not have a material impact on our consolidated financial statements.

On May 30, 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of Accounting Principles Board Opinion No. 20 and FASB Statement No. 3 (“SFAS 154”), which changes the requirements for the accounting and reporting of a change in accounting principle. Under SFAS 154, a change in accounting principle should be retrospectively applied to all prior periods, unless it is impracticable to do so. This retrospective application requirement replaces the Accounting Principles Board (“APB”) Opinion No. 20, Accounting Changes (“APB 20”), requirement to recognize changes in accounting principle by including the cumulative effect of the change in net income during the current period. SFAS 154 applies to all voluntary changes in accounting principles where we are changing to a more preferable accounting method, as well as to changes required by an accounting pronouncement that does not contain specific transition provisions. SFAS 154 carries forward without change the guidance contained in APB 20 for reporting the correction of an error in previously issued financial statements and a change in accounting estimate. SFAS 154 was effective for accounting changes on or after January 1, 2006.

Principal Premier Variable Annuity Contract	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 12
www.principal.com

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

1.	Nature of Operations and Significant Accounting Policies — (continued)

On December 21, 2004, the FASB issued FSP No. 109-2, Accounting and Disclosure Guidance for the Foreign Earning Repatriation Provision within the American Jobs Creation Act of 2004 (“FSP 109-2”). The American Jobs Creation Act of 2004 was enacted on October 22, 2004, and introduces, among other things, a special one-time dividends received deduction on the repatriation of certain foreign earnings to a U.S. taxpayer (“repatriation provision”), provided certain criteria are met. FSP 109-2 was issued to allow additional time for companies to determine whether any foreign earnings will be repatriated under the Act’s repatriation provision, given the law was enacted late in the year and certain provisions were unclear. FSP 109-2 was effective for the year ended December 31, 2004. In 2005, we elected a dividends received deduction under the American Jobs Creation Act of 2004. See Note 13, Income Taxes, for further details.

On December 16, 2004, the FASB issued SFAS No. 123 (revised 2004), Share-Based Payment (“SFAS 123R”). SFAS 123R requires all share-based payments to employees to be recognized at fair value in the financial statements. SFAS 123R replaces SFAS No. 123, Accounting for Stock-Based Compensation (“SFAS 123”), supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees (“APB 25”), and SFAS No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure — an Amendment of FASB Statement No. 123 and amends SFAS No. 95, Statement of Cash Flows. On April 14, 2005, the SEC approved a new rule delaying the effective date of SFAS 123R to annual periods that begin after June 15, 2005. Accordingly, PFG adopted SFAS 123R effective January 1, 2006 using the modified-prospective method.

The provisions of our stock awards allow approved retirees to retain all or a portion of their awards if they retire prior to the end of the required service period. SFAS 123R considers this to be a nonsubstantive service condition. Accordingly, it is appropriate to recognize compensation cost either immediately for stock awards granted to retirement eligible employees, or over the period from the grant date to the date retirement eligibility is achieved, if retirement eligibility is expected to occur during the nominal vesting period. Prior to PFG adopting SFAS 123R, our approach was to follow the widespread practice of recognizing compensation cost over the explicit service period (up to the date of actual retirement). For any awards that are granted after PFG’s adoption of SFAS 123R on January 1, 2006, we recognize compensation cost through the period that the employee first becomes eligible to retire and is no longer required to provide service to earn the award. If we had applied the nonsubstantive vesting provisions of SFAS 123R to awards granted prior to January 1, 2006, our consolidated financial statements would not have been materially impacted.

SFAS 123R requires that the benefits of tax deductions in excess of recognized compensation cost be reported as a financing cash flow, rather than as an operating cash flow. This requirement reduces net operating cash flows and increases net financing cash flows in periods after the effective date.

Under the modified-prospective method, any excess income tax deduction realized for awards accounted for under SFAS 123R (regardless of the type of award or the jurisdiction in which the tax benefit is generated) is eligible to absorb write-offs of deferred income tax assets for any awards accounted for under SFAS 123R. SFAS 123R does not require separate pools of excess income tax benefits for separate types of awards, rather the excess income tax benefits of employee and nonemployee awards may be combined in a single pool of excess tax benefits. Our policy is to pool the employee and nonemployee awards together in this manner. Deferred income tax asset write-offs resulting from deficient deductions on employee awards may be offset against previous excess income tax benefits arising from nonemployee awards, and vice versa.

This Statement did not have a material impact on our consolidated financial statements as we began expensing our pro-rata share of PFG’s stock options using a fair-value based method effective for the year beginning January 1, 2002. In addition, any stock options granted prior to January 1, 2002, were fully vested at the time of adoption of SFAS 123R. We use the Black-Scholes formula to estimate the value of stock options granted to employees. We applied the prospective method of transition as prescribed by SFAS 123 when PFG elected to begin expensing stock-based compensation in 2002. The cumulative effect of the change in accounting principle as a result of adopting

13 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

1.	Nature of Operations and Significant Accounting Policies — (continued)

SFAS 123R was immaterial. Therefore, the pre-tax cumulative effect of the change in accounting principle is reflected in operating expenses. See Note 20, Stock-Based Compensation Plans, for further details.

In December, 2004, SFAS No. 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29 (“SFAS 153”), was issued. APB Opinion No. 29, Accounting for Nonmonetary Transactions (“APB 29”), provided the basic principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. However, APB 29 provided an exception that allowed certain exchanges of similar productive assets to be recorded at book value. SFAS 153 amends APB 29 to eliminate this exception and requires non-monetary exchanges that meet certain criteria to be accounted for at fair value. We adopted SFAS 153 and are applying its guidelines to nonmonetary exchanges occurring on or after July 1, 2005.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

Fixed maturity securities include bonds, mortgage-backed securities and redeemable preferred stock. Equity securities include mutual funds, common stock and nonredeemable preferred stock. We classify fixed maturity securities and equity securities as either available-for-sale or trading at the time of the purchase and, accordingly, carry them at fair value. See Note 17, Fair Value of Financial Instruments, for policies related to the determination of fair value. Unrealized gains and losses related to available-for-sale securities, excluding those in fair value hedging relationships, are reflected in stockholder’s equity, net of adjustments related to DPAC, sales inducements, unearned revenue reserves, policyholder dividend obligation (“PDO”), derivatives in cash flow hedge relationships and applicable income taxes. Unrealized gains and losses related to trading securities and available-for-sale securities in fair value hedging relationships are reflected in net income as net realized/unrealized capital gains (losses).

The cost of fixed maturity securities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of fixed maturity securities and equity securities is adjusted for declines in value that are other than temporary. Impairments in value deemed to be other than temporary are reported in net income as a component of net realized/unrealized capital gains (losses). For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated prepayments using a tool that models the prepayment behavior of the underlying collateral based on the current interest rate environment.

Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. We recognize impairment losses for properties when indicators of impairment are present and a property’s expected undiscounted cash flows are not sufficient to recover the property’s carrying value. In such cases, the cost bases of the properties are reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. The carrying amount of real estate held for sale was $82.4 million and $118.2 million as of December 31, 2007 and 2006, respectively. Any impairment losses and any changes in valuation allowances are reported in net income.

Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, net of valuation allowances, and direct write-downs for impairment. Any changes in the valuation allowances are reported in net income as net realized/unrealized capital gains (losses). We measure impairment based upon the present value of expected cash flows discounted at the loan’s

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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

1.	Nature of Operations and Significant Accounting Policies — (continued)

effective interest rate or the loan’s observable market price. If foreclosure is probable, the measurement of any valuation allowance is based upon the fair value of the collateral. We have commercial mortgage loans held-for-sale in the amount of $2.9 million and $77.3 million at December 31, 2007 and 2006, respectively, which are carried at lower of cost or fair value, less cost to sell, and reported as mortgage loans in the statements of financial position.

Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales and periodic settlements on derivatives not designated as hedges, unrealized gains and losses related to other than temporary impairments, trading securities, certain seed money investments, fair value hedge ineffectiveness, mark-to-market adjustments on derivatives not designated as hedges, changes in the mortgage loan allowance and impairments of real estate held for investment are reported in net income as net realized/unrealized capital gains (losses). Investment gains and losses on sales of certain real estate held-for-sale, which do not meet the criteria for classification as a discontinued operation, are reported as net investment income and are excluded from net realized/unrealized capital gains (losses).

Policy loans and other investments, excluding investments in unconsolidated entities, are primarily reported at cost.

Securitizations

We, along with other contributors, sell commercial mortgage loans to trusts that, in turn, securitize the assets. As these trusts are classified as qualifying special purpose entities (“QSPE”), we recognize the gain on the sale of the loans to the trust and the trusts are not required to be consolidated. There is significant judgment used to determine whether a trust is a QSPE. To maintain QSPE status, the trust must continue to meet the QSPE criteria both initially and in subsequent periods. We have analyzed the governing pooling and servicing agreements for each of our securitizations and believe that the terms are industry standard and are consistent with the QSPE criteria. If at any time we determine a trust no longer qualifies as a QSPE, each trust will need to be reviewed to determine if there is a need to recognize the commercial mortgage loan asset in the statement of financial position along with the offsetting liability.

Derivatives

Overview.  Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivatives generally used by us include interest rate swaps, swaptions, futures, currency swaps, currency forwards, credit default swaps, interest rate lock commitments, commodity swaps and options. Derivatives may be exchange traded or contracted in the over-the-counter market. Derivative positions are either assets or liabilities in the consolidated statements of financial position and are measured at fair value, generally by obtaining quoted market prices or through the use of pricing models. Fair values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities, credit spreads, and market volatility and liquidity.

Accounting and Financial Statement Presentation.  We designate derivatives as either:

(a)	a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, including those denominated in a foreign currency (“fair value” hedge);

(b)	a hedge of a forecasted transaction or the exposure to variability of cash flows to be received or paid related to a recognized asset or liability, including those denominated in a foreign currency (“cash flow” hedge); or

(c)	a derivative not designated as a hedging instrument.

15 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

1.	Nature of Operations and Significant Accounting Policies — (continued)

Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation, as described above, and is determined when the derivative contract is entered into or at the time of redesignation under SFAS 133. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period.

Fair Value Hedges.  When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset, liability or firm commitment attributable to the hedged risk, are reported in net realized/unrealized capital gains (losses). Any difference between the net change in fair value of the derivative and the hedged item represents hedge ineffectiveness.

Cash Flow Hedges.  When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of other comprehensive income. Any hedge ineffectiveness is recorded immediately in net income. At the time the variability of cash flows being hedged impact net income, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in net income.

Non-Hedge Derivatives.  If a derivative does not qualify or is not designated for hedge accounting, all changes in fair value are reported in net income without considering the changes in the fair value of the economically associated assets or liabilities.

In our commercial mortgage-backed securitization operation, we enter into commitments to fund commercial mortgage loans at specified interest rates and other applicable terms within specified periods of time. These commitments are legally binding agreements to extend credit to a counterparty. Loan commitments that will be held for sale are recognized as derivatives and are recorded at fair value.

Hedge Documentation and Effectiveness Testing.  We formally document at inception all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. This process includes associating all derivatives designated as fair value or cash flow hedges with specific assets or liabilities on the statement of financial position or with specific firm commitments or forecasted transactions. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative is highly effective and qualifies for hedge accounting treatment, the hedge might have some ineffectiveness.

We use qualitative and quantitative methods to assess hedge effectiveness. Qualitative methods may include monitoring changes to terms and conditions and counterparty credit ratings. Quantitative methods may include statistical tests including regression analysis and minimum variance and dollar offset techniques. If we determine a derivative is no longer highly effective as a hedge, we prospectively discontinue hedge accounting.

Termination of Hedge Accounting.  We prospectively discontinue hedge accounting when (1) the criteria to qualify for hedge accounting is no longer met, e.g., a derivative is determined to no longer be highly effective in offsetting the change in fair value or cash flows of a hedged item; (2) the derivative expires, is sold, terminated or exercised; or (3) we remove the designation of the derivative being the hedging instrument for a fair value or cash flow hedge.

If it is determined that a derivative no longer qualifies as an effective hedge, the derivative will continue to be carried on the statement of financial position at its fair value, with changes in fair value recognized currently in net realized/unrealized capital gains (losses). The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value pursuant to hedging rules and the existing basis adjustment is amortized to the statement of operations line associated with the asset or liability. The component of other comprehensive income related to discontinued cash flow hedges that are no longer highly effective is amortized to the statement of operations consistent with the net income impacts of the original hedged cash flows. If a cash flow hedge is discontinued because a hedged forecasted

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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

1.	Nature of Operations and Significant Accounting Policies — (continued)

transaction is no longer probable, the deferred gain or loss is immediately reclassified from other comprehensive income into net income.

Embedded Derivatives.  We purchase and issue financial instruments and products that contain a derivative that is embedded in the financial instrument or product. We assess whether this embedded derivative is clearly and closely related to the asset or liability that serves as its host contract. If we deem that the embedded derivative’s terms are not clearly and closely related to the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the derivative is bifurcated from that contract and held at fair value on the statement of financial position, with changes in fair value reported in net income.

Contractholder and Policyholder Liabilities

Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims and other policyholder funds) include reserves for investment contracts and reserves for universal life, limited payment, participating, traditional and group life insurance, accident and health insurance and disability income policies, as well as a provision for dividends on participating policies.

Investment contracts are contractholders’ funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges and withdrawals plus credited interest. Reserves for universal life insurance contracts are equal to cumulative deposits less charges plus credited interest, which represents the account balances that accrue to the benefit of the policyholders.

We hold additional reserves on certain long duration contracts where benefit features result in gains in early years followed by losses in later years, universal life/variable universal life contracts that contain no lapse guarantee features, or annuities with guaranteed minimum death benefits.

Reserves for nonparticipating term life insurance and disability income contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally varies by plan, year of issue and policy duration. Investment yield is based on our experience. Mortality, morbidity and withdrawal rate assumptions are based on our experience and are periodically reviewed against both industry standards and experience.

Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rates and mortality rates guaranteed in calculating the cash surrender values described in the contract.

Participating business represented approximately 18%, 20% and 24% of our life insurance in force and 59%, 61% and 63% of the number of life insurance policies in force at December 31, 2007, 2006 and 2005, respectively. Participating business represented approximately 68%, 71% and 76% of life insurance premiums for the years ended December 31, 2007, 2006 and 2005, respectively. The amount of dividends to policyholders is declared annually by our Board of Directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by us. At the end of the reporting period, we establish a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.

Some of our policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyholder funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

17 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
1-800-633-1373

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

1.	Nature of Operations and Significant Accounting Policies — (continued)

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in net income.

Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits

Traditional individual life insurance products include those products with fixed and guaranteed premiums and benefits and consist principally of whole life and term life insurance policies. Premiums from these products are recognized as premium revenue when due. Related policy benefits and expenses for individual life products are associated with earned premiums and result in the recognition of profits over the expected term of the policies and contracts.

Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as revenue. However, the collection of these annuity considerations does not represent the completion of the earnings process, as we establish annuity reserves, using estimates for mortality and investment assumptions, which include provision for adverse deviation as required by U.S. GAAP. We anticipate profits to emerge over the life of the annuity products as we earn investment income, pay benefits and release reserves.

Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage. Certain group contracts contain experience premium refund provisions based on a pre-defined formula that reflects their claim experience. Experience premium refunds are recognized as revenue over the term of the coverage and adjusted to reflect current experience. Fees for contracts providing claim processing or other administrative services are recorded as revenue over the period the service is provided. Related policy benefits and expenses for group life and health insurance products are associated with earned premiums and result in the recognition of profits over the term of the policies and contracts.

Universal life-type policies are insurance contracts with terms that are not fixed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values and investment income. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Investment contracts do not subject us to significant risks arising from policyholder mortality or morbidity and consist primarily of Guaranteed Investment Contracts (“GICs”), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

Fees and other revenues are earned for asset management services provided to retail and institutional clients based largely upon contractual rates applied to the market value of the client’s portfolio. Additionally, fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for retirement savings plans. Fees and other revenues received for performance of asset management and administrative services are recognized as revenue when the service is performed or earned.

Principal Premier Variable Annuity Contract	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 18
www.principal.com

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

1.	Nature of Operations and Significant Accounting Policies — (continued)

Deferred Policy Acquisition Costs

Commissions and other costs (underwriting, issuance and field expenses) that vary with and are primarily related to the acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable. Maintenance costs and acquisition costs that are not deferrable are charged to operations as incurred.

DPAC for universal life-type insurance contracts, participating life insurance policies and investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profit margins. For investment contracts pertaining to individual and group annuities which have separate account investment options, we utilize a mean reversion method (reversion to the mean assumption), a common industry practice, to determine the future domestic equity market growth assumption used for the amortization of DPAC. This amortization is adjusted in the current period when estimates of estimated gross profit are revised. The DPAC of nonparticipating term life insurance policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyholder liabilities.

DPAC are subject to recoverability testing at the time of policy issue and loss recognition testing on an annual basis, or when an event occurs that may warrant loss recognition. If loss recognition is necessary, DPAC would be written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

Deferred Policy Acquisition Costs on Internal Replacements

SOP 05-1 applies to all modifications and replacements made to contracts defined by SFAS No. 60, Accounting and Reporting by Insurance Enterprises and SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. The SOP lists criteria that assist in defining an internal replacement transaction as involving a substantially changed or substantially unchanged contract. We review all modifications and replacements that meet the definition of an internal replacement. If an internal replacement results in a substantially changed contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing DPAC, sales inducement, and unearned revenue balances associated with the replaced contract are written off.

If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are not deferred. All acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing DPAC, sales inducement or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

Long-Term Debt

Long-term debt includes notes payable, nonrecourse mortgages and other debt with a maturity date greater than one year at the date of issuance. Current maturities of long term debt are classified as long-term debt in our statement of financial position.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business. We may assume reinsurance from or cede reinsurance to other companies. Assets and liabilities related to reinsurance ceded are reported on a gross basis. Premiums and expenses are reported net of reinsurance ceded. We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. At December 31, 2007, 2006 and 2005, respectively, we had reinsured $19.9 billion, $21.7 billion and

19 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
1-800-633-1373

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

1.	Nature of Operations and Significant Accounting Policies — (continued)

$21.2 billion of life insurance in force, representing 11%, 13% and 14%, respectively, of total net life insurance in force through a single third-party reinsurer. To minimize the possibility of losses, we regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk.

The effects of reinsurance on premiums and other considerations and policy and contract benefits were as follows:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)

Premiums and other considerations:
Direct	$4,504.4	$4,229.3	$3,966.6
Assumed	160.0	117.3	56.6
Ceded	(276.7)	(280.4)	(295.8)

Net premiums and other considerations	$4,387.7	$4,066.2	$3,727.4

Benefits, claims and settlement expenses:
Direct	$5,963.0	$5,472.2	$5,062.2
Assumed	190.4	141.8	77.0
Ceded	(244.8)	(320.7)	(265.6)

Net benefits, claims and settlement expenses	$5,908.6	$5,293.3	$4,873.6

Separate Accounts

The separate account assets presented in the consolidated financial statements represent the fair market value of funds that are separately administered by us for contracts with equity, real estate and fixed income investments. The separate account contract owner, rather than us, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any of our other business. We receive fees for mortality, withdrawal and expense risks, as well as administrative, maintenance and investment advisory services, that are included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.

At December 31, 2007 and 2006, the separate accounts include a separate account valued at $748.5 million and $768.4 million, respectively, which primarily includes shares of PFG stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under the Principal Mutual Holding Company’s 2001 demutualization. The separate account shares are recorded at fair value and are reported as separate account assets in the consolidated statements of financial position. Separate account liabilities in the consolidated statements of financial position are reported at the fair value of the underlying assets. Changes in fair value of the separate account shares are reflected in both the separate account assets and separate account liabilities and do not impact our results of operations.

Income Taxes

Our ultimate parent, PFG, files a U.S. consolidated income tax return that includes all of its qualifying subsidiaries. PFG allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. We are taxed at U.S. corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to net income based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for

Principal Premier Variable Annuity Contract	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 20
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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

1.	Nature of Operations and Significant Accounting Policies — (continued)

the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred income tax assets and deferred income tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.

Goodwill and Other Intangibles

Goodwill and other intangibles include the cost of acquired subsidiaries in excess of the fair value of the net tangible assets recorded in connection with acquisitions. Goodwill and indefinite-lived intangible assets are not amortized. Rather, goodwill and indefinite-lived intangible assets are tested for impairment at one level below our operating segments on an annual basis during the fourth quarter, or more frequently if events or changes in circumstances indicate that the asset might be impaired. Impairment testing for indefinite-lived intangible assets consists of a comparison of the fair value of the intangible asset with its carrying value.

Intangible assets with a finite useful life are amortized as related benefits emerge over a period of 5 to 30 years and are reviewed periodically for indicators of impairment in value. If facts and circumstances suggest possible impairment, the sum of the estimated undiscounted future cash flows expected to result from the use of the asset is compared to the current carrying value of the asset. If the undiscounted future cash flows are less than the carrying value, an impairment loss is recognized for the excess of the carrying amount of assets over their fair value.

Reclassifications

Reclassifications have been made to the 2006 and 2005 consolidated financial statements to conform to the 2007 presentation.

2.	Related Party Transactions

We have entered into various related party transactions with our ultimate parent and its other affiliates. During the years ended December 31, 2007, 2006 and 2005, we received $225.0 million, $116.5 million and $112.1 million, respectively, of expense reimbursements from affiliated entities.

We and our direct parent, PFSI, are parties to a cash advance agreement, which allows us, collectively, to pool our available cash in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFSI in aggregate principal amounts not to exceed $3.1 billion, with such advanced amounts earning interest at the daily 30-day LIBOR rate (the “Internal Crediting Rate”); and (ii) PFSI to advance cash to us in aggregate principal amounts not to exceed $1.1 billion, with such advance amounts paying interest at the Internal Crediting Rate plus 10 basis points to reimburse PFSI for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a receivable from PFSI of $267.6 million and $201.1 million at December 31, 2007 and 2006, respectively, and earned interest of $28.2 million, $13.5 million and $12.3 million during 2007, 2006 and 2005, respectively.

Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our subsidiaries and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and net income.

21 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

3.	Discontinued Operations

Real Estate Investments

In 2007, 2006 and 2005, we sold certain real estate properties previously held for investment purposes. These properties qualify for discontinued operations treatment. Therefore, the income from discontinued operations has been removed from our results of continuing operations for all periods presented. The gains on disposal, which are reported in our Corporate and Other segment, are excluded from segment operating earnings for all periods presented. All assets, including cash, and liabilities of the discontinued operations have been reclassified to separate discontinued asset and liability line items on the consolidated statements of financial position. We have separately disclosed the operating, investing and financing portions of the cash flows attributable to our discontinued operations in our consolidated statements of cash flows. Additionally, the information included in the notes to the financial statements excludes information applicable to these properties, unless otherwise noted.

The properties were sold to take advantage of positive real estate market conditions in specific geographic locations and to further diversify our real estate portfolio.

Selected financial information for the discontinued operations is as follows:

	December 31,
	2007	2006
	(in millions)

Assets
Real estate	$—	$53.4
All other assets	—	0.8

Total assets	$—	$54.2

Liabilities
Long-term debt	$—	$42.5
All other liabilities	—	0.5

Total liabilities	$—	$43.0

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)

Total revenues	$0.3	$(3.1)	$4.9

Income from discontinued operations:
Income (loss) before income taxes	$0.3	$(3.1)	$4.9
Income taxes (benefits)	0.1	(1.1)	1.8
Gain on disposal of discontinued operations	32.8	47.5	34.3
Income taxes on disposal	12.8	16.6	12.0

Net income	$20.2	$28.9	$25.4

Principal Residential Mortgage, Inc.

On July 1, 2004, we closed the sale of Principal Residential Mortgage, Inc. to CitiMortgage, Inc. Our total after-tax proceeds from the sale were approximately $620.0 million.

Principal Premier Variable Annuity Contract	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 22
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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

3.	Discontinued Operations — (continued)

The decision to sell Principal Residential Mortgage, Inc. was made with a view toward intensifying our strategic focus on our core retirement and risk protection business as well as achieving our longer-term financial objectives. In addition, the sale was also viewed as a positive move for PFG’s stockholders as it enabled us to move forward from an improved capital position, with better financial flexibility and greater stability of earnings.

During 2005, certain true-up adjustments were made related to the sale of Principal Residential Mortgage, Inc. resulting in a $5.2 million after-tax loss, which is reflected as discontinued operations. We have separately disclosed the operating, investing and financing portions of the cash flows attributable to our discontinued operations in our consolidated statements of cash flows.

4.	Goodwill and Other Intangible Assets

The changes in the carrying amount of goodwill reported in our segments for 2006 and 2007 were as follows:

	U.S. Asset	Global Asset	Life and Health
	Accumulation	Management	Insurance	Consolidated
	(in millions)

Balances at January 1, 2006	$19.6	$118.7	$69.5	$207.8
Goodwill from acquisitions	—	21.7	—	21.7

Balances at December 31, 2006	19.6	140.4	69.5	229.5
Goodwill disposed	(3.0)	—	—	(3.0)
Other	—	—	17.5	17.5

Balances at December 31, 2007	$16.6	$140.4	$87.0	$244.0

Amortized intangible assets were as follows:

	December 31,
	2007			2006
	Gross		Net	Gross		Net
	Carrying	Accumulated	Carrying	Carrying	Accumulated	Carrying
	Amount	Amortization	Amount	Amount	Amortization	Amount
	(in millions)

Intangibles with finite useful lives	$127.0	$31.5	$95.5	$116.9	$19.7	$97.2

The amortization expense for intangible assets with finite useful lives was $9.9 million, $7.6 million and $6.1 million for 2007, 2006 and 2005, respectively. At December 31, 2007, the estimated amortization expense for the next five years is as follows (in millions):

Year ending December 31:
2008	$7.6
2009	7.7
2010	7.3
2011	6.8
2012	6.6

In connection with our parent’s December 31, 2006, acquisition of WM Advisors, Inc., we were allocated $99.9 million of the purchase price based on the fact that we will benefit from our parent’s acquisition. Of the $99.9 million, $94.5 million related to investment management contracts that are not subject to amortization, $3.2 million related to

23 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
1-800-633-1373

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

4.	Goodwill and Other Intangible Assets — (continued)

goodwill and $2.2 million was related to other amortizable intangible assets that will be subject to a three-year amortization period.

5.	Variable Interest Entities

We have relationships with various types of special purpose entities and other entities where we have a variable interest. The following serves as a discussion of investments in entities that meet the definition of a VIE.

Consolidated Variable Interest Entities

Synthetic Collateralized Debt Obligation.  On May 26, 2005, we invested $130.0 million in a secured limited recourse credit linked note issued by a grantor trust. The trust entered into a credit default swap providing credit protection on the first 45% of loss of seven mezzanine tranches totaling $288.9 million of seven synthetic reference portfolios. Our risk of loss for the seven referenced mezzanine tranches begins at 4.85% and ends at 10.85% of loss on each of the seven synthetic reference portfolios. Therefore, defaults in an underlying reference portfolio will only affect the credit-linked note if cumulative losses exceed 4.85% of a synthetic reference portfolio.

We have determined that this grantor trust is a VIE and that we are the primary beneficiary of the trust due to our interest in the VIE and management of the synthetic reference portfolios. Upon consolidation of the trust, as of December 31, 2007 and 2006, our consolidated statements of financial position include $127.2 million and $130.3 million, respectively, of available-for-sale fixed maturity securities, which represent the collateral held by the trust. As of December 31, 2007 and 2006, the credit default swap entered into by the trust has an outstanding notional amount of $130.0 million. During the years ended December 31, 2007, 2006 and 2005, the credit default swaps had a change in fair value that resulted in a $3.2 million pre-tax loss, a $4.4 million pre-tax gain and $0.4 million pre-tax loss, respectively. The creditors of the grantor trusts have no recourse to our assets.

Grantor Trusts.  We contributed undated subordinated floating rate notes to three grantor trusts. The trusts separated the cash flows of the underlying notes by issuing an interest-only certificate and a residual certificate related to each note contributed. Each interest-only certificate entitles the holder to interest on the stated note for a specified term while the residual certificate entitles the holder to interest payments subsequent to the term of the interest-only certificate and to all principal payments. We retained the interest-only certificate and the residual certificates were subsequently sold to a third party.

We have determined that these grantor trusts are VIEs as our interest-only certificates are exposed to the majority of the risk of loss. The restricted interest periods end between 2016 and 2020 and, at that time, the residual certificate holders’ certificates are redeemed by the trust in return for the notes. We have determined that it will be necessary for us to consolidate these entities until the expiration of the interest-only period. As of December 31, 2007 and 2006, our consolidated statements of financial position include $332.1 million and $366.2 million, respectively, of undated subordinated floating rate notes of the grantor trusts, which are classified as available-for-sale fixed maturity securities and represent the collateral held by the trust. The obligation to deliver the underlying securities to the residual certificate holders of $155.6 million and $156.8 million as of December 31, 2007 and 2006, respectively, is classified as an other liability and contains an embedded derivative of the forecasted transaction to deliver the underlying securities. The creditors of the grantor trusts have no recourse to our assets.

Other.  In addition to the entities above, we have a number of relationships with a disparate group of entities, which meet the criteria for VIEs. Due to the nature of our direct investment in the equity and/or debt of these VIEs, we are the primary beneficiary of such entities, which requires us to consolidate them. These entities include seven private investment vehicles, a financial services company and a hedge fund. The consolidation of these VIEs did not have a material effect on either our consolidated statement of financial position as of December 31, 2007 or 2006, or results of operations for the years ended December 31, 2007, 2006 and 2005. For the majority of these entities, the creditors have no recourse to our assets.

Principal Premier Variable Annuity Contract	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 24
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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

5.	Variable Interest Entities — (continued)

The carrying amount and classification of consolidated VIE assets that are collateral the VIEs have designated for their other obligations and the debt of the VIEs are as follows:

	December 31,
	2007	2006
	(in millions)

Fixed maturity securities, available-for-sale	$116.2	$178.0
Fixed maturity securities, trading	34.7	14.0
Equity securities, trading	90.1	59.5
Cash and other assets	93.8	83.2

Total assets pledged as collateral	$334.8	$334.7

Long-term debt	$175.6	$206.4

As of December 31, 2007 and 2006, $334.8 million and $334.7 million, respectively, of assets were pledged as collateral for the VIE entities’ other obligations and debt. As of December 31, 2007 and 2006, these entities had long-term debt of $175.6 million and $206.4 million, respectively, all of which was issued to our affiliates and, therefore, eliminated upon consolidation.

Significant Unconsolidated Variable Interest Entities

We hold a significant variable interest in a number of VIEs where we are not the primary beneficiary. These entities include private investment vehicles and custodial relationships that have issued trust certificates or custodial receipts that are recorded as available-for-sale fixed maturity securities in the consolidated financial statements.

On June 14, 2007, we invested $100.0 million in a secured limited recourse note issued by a private investment vehicle. The note represents Class B-1 notes. Class A notes are senior and Class C through Class E notes are subordinated to Class B notes. The entity entered into a credit default swap with a third party providing credit protection in exchange for a fee. Defaults in an underlying reference portfolio will only affect the note if cumulative losses of a synthetic reference portfolio exceed the loss attachment point on the portfolio. We have determined we are not the primary beneficiary, as we do not hold the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with this entity is our recorded investment of $84.2 million as of December 31, 2007.

On June 21, 2006, we invested $285.0 million in a secured limited recourse note issued by a private investment vehicle. The note represents Class B notes. Class A notes are senior and Class C through Class F notes are subordinated to Class B notes. The entity entered into a credit default swap with a third party providing credit protection in exchange for a fee. Defaults in an underlying reference portfolio will only affect the note if cumulative losses of a synthetic reference portfolio exceed the loss attachment point on the portfolio. We have determined we are not the primary beneficiary, as we do not hold the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with this entity is our recorded investment of $223.2 million and $285.3 million as of December 31, 2007 and 2006, respectively.

On September 21, 2001, we entered into a transaction where a third party transferred funds to a trust. The trust purchased shares of a specific money market fund and then separated the cash flows of the money market shares into share receipts and dividend receipts. The dividend receipts entitle the holder to dividends paid for a specified term while the share receipts, purchased at a discount, entitle the holder to dividend payments subsequent to the term of the dividend receipts and the rights to the underlying shares. We have purchased the share receipts. After the restricted dividend period ends on December 21, 2021, we, as the share receipt holder, have the right to terminate the trust agreement and will receive the underlying money market fund shares. We determined the primary beneficiary is the dividend receipt holder, which has the majority of the risk of loss. Our maximum exposure to loss as a result of our

25 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

5.	Variable Interest Entities — (continued)

involvement with these entities is our recorded investment of $66.1 million and $65.9 million as of December 31, 2007 and 2006, respectively.

On June 20, 1997, we entered into a transaction in which we purchased a residual trust certificate. The trust separated the cash flows of an underlying security into an interest-only certificate that entitles the third party certificate holder to the stated interest on the underlying security through May 15, 2017, and into a residual certificate entitling the holder to interest payments subsequent to the term of the interest-only certificates and any principal payments. Subsequent to the restricted interest period, we, as the residual certificate holder, have the right to terminate the trust agreement and will receive the underlying security. We determined the primary beneficiary is the interest-only certificate holder, which has the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with this entity is our recorded investment of $83.4 million and $78.7 million as of December 31, 2007 and 2006, respectively.

6.	Investments

Fixed Maturities and Equity Securities

The cost, gross unrealized gains and losses and fair value of fixed maturities and equity securities available-for-sale as of December 31, 2007 and 2006, are summarized as follows:

		Gross	Gross
		unrealized	unrealized
	Cost	gains	losses	Fair value
	(in millions)

December 31, 2007
Fixed maturities, available-for-sale:
U.S. government and agencies	$618.9	$28.8	$0.1	$647.6
Non-U.S. governments	419.4	35.7	1.2	453.9
States and political subdivisions	1,867.6	39.1	10.2	1,896.5
Corporate — public	19,691.4	599.7	446.0	19,845.1
Corporate — private	11,660.3	362.8	210.0	11,813.1
Mortgage-backed and other asset-backed securities	9,926.2	155.0	500.7	9,580.5

Total fixed maturities, available-for-sale	$44,183.8	$1,221.1	$1,168.2	$44,236.7

Total equity securities, available-for-sale	$314.6	$10.3	$15.2	$309.7

December 31, 2006
Fixed maturities, available-for-sale:
U.S. government and agencies	$522.3	$0.8	$3.6	$519.5
Non-U.S. governments	384.9	36.1	0.4	420.6
States and political subdivisions	1,557.7	45.4	4.9	1,598.2
Corporate — public	19,223.3	661.0	137.3	19,747.0
Corporate — private	10,282.1	373.9	75.7	10,580.3
Mortgage-backed and other asset-backed securities	9,163.8	217.2	77.8	9,303.2

Total fixed maturities, available-for-sale	$41,134.1	$1,334.4	$299.7	$42,168.8

Total equity securities, available-for-sale	$638.0	$11.6	$4.3	$645.3

Principal Premier Variable Annuity Contract	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 26
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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

6.	Investments — (continued)

The cost and fair value of fixed maturities available-for-sale at December 31, 2007, by expected maturity, were as follows:

	Cost	Fair value
	(in millions)

Due in one year or less	$1,469.8	$1,465.9
Due after one year through five years	11,137.1	11,362.5
Due after five years through ten years	10,788.5	10,720.2
Due after ten years	10,862.2	11,107.6

	34,257.6	34,656.2
Mortgage-backed and other asset-backed securities	9,926.2	9,580.5

Total	$44,183.8	$44,236.7

The above summarized activity is based on expected maturities. Actual maturities may differ because borrowers may have the right to call or prepay obligations.

Corporate private placement bonds represent a primary area of credit risk exposure. The corporate private placement bond portfolio is diversified by issuer and industry. We monitor the restrictive bond covenants, which are intended to regulate the activities of issuers and control their leveraging capabilities.

Net Investment Income

Major categories of net investment income are summarized as follows:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)

Fixed maturities, available-for-sale	$2,603.0	$2,463.8	$2,291.7
Fixed maturities, trading	15.1	10.6	7.3
Equity securities, available-for-sale	23.5	54.6	48.5
Equity securities, trading	0.6	0.4	—
Mortgage loans	755.6	708.5	724.0
Real estate	74.5	63.4	58.1
Policy loans	52.6	50.9	50.3
Cash and cash equivalents	111.2	60.1	42.6
Derivatives	36.0	38.6	14.2
Other	43.7	51.9	43.7

Total	3,715.8	3,502.8	3,280.4
Less investment expenses	(163.3)	(150.0)	(149.4)

Net investment income	$3,552.5	$3,352.8	$3,131.0

27 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
1-800-633-1373

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

6.	Investments — (continued)

Net Realized/Unrealized Capital Gains and Losses

The major components of net realized/unrealized capital gains (losses) on investments are summarized as follows:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)

Fixed maturities, available-for-sale:
Gross gains	$32.4	$31.8	$107.5
Gross losses	(280.2)	(62.9)	(85.1)
Hedging (net)	151.8	(14.6)	(45.8)
Fixed maturities, trading	(4.2)	(4.6)	(1.7)
Equity securities, available-for-sale:
Gross gains	6.4	1.4	6.8
Gross losses	(53.9)	(0.1)	(6.4)
Equity securities, trading	23.5	20.1	5.7
Mortgage loans	(7.2)	3.2	1.1
Derivatives	(276.7)	(4.9)	14.6
Other	59.7	61.0	(14.2)

Net realized/unrealized capital gains (losses)	$(348.4)	$30.4	$(17.5)

Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities were $2.3 billion, $1.3 billion and $2.4 billion in 2007, 2006 and 2005, respectively.

We recognize impairment losses for fixed maturities and equity securities when declines in value are other than temporary. Gross realized losses related to other than temporary impairments of fixed maturity securities were $215.7 million, $14.6 million and $28.6 million in 2007, 2006 and 2005, respectively. Certain fixed maturity securities moved into a loss position during the second quarter of 2007 and we determined that we did not have the ability and intent to hold these securities. As a result, we also recognized impairment losses on these securities of $24.5 million, net of recoveries on the subsequent sale, primarily due to a change in interest rates. As a result of the need to fund our parent’s acquisition of WM Advisors, Inc. we also recognized $17.2 million of write-downs in 2006 that resulted from our determination that we no longer had the ability and intent to hold certain fixed maturity securities until they recovered in value. We also recognized gross realized losses as the result of credit triggered sales of $32.3 million, $22.2 million and $30.8 million in 2007, 2006 and 2005, respectively. In 2005, we also recognized an $11.0 million loss related to a large investment that was called from us. Gross realized losses related to other than temporary impairments of equity securities were $52.6 million and $3.0 million in 2007 and 2005, respectively. We did not recognize any impairment losses on equity securities in 2006.

Principal Premier Variable Annuity Contract	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 28
www.principal.com

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

6.	Investments — (continued)

Gross Unrealized Losses for Fixed Maturities and Equity Securities

For fixed maturities and equity securities available-for-sale with unrealized losses as of December 31, 2007 and 2006, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position are summarized as follows:

	December 31, 2007
	Less than		Greater than or
	Twelve Months		Equal to Twelve Months		Total
		Gross		Gross		Gross
	Carrying	Unrealized	Carrying	Unrealized	Carrying	Unrealized
	Value	Losses	Value	Losses	Value	Losses
	(in millions)

Fixed maturities, available-for-sale:
U.S. government and agencies	$4.2	$0.1	$19.3	$—	$23.5	$0.1
Non-U.S. governments	55.2	1.1	11.8	0.1	67.0	1.2
States and political subdivisions	375.2	7.1	205.7	3.1	580.9	10.2
Corporate — public	4,889.0	247.3	3,509.3	198.7	8,398.3	446.0
Corporate — private	3,302.2	124.9	1,752.9	85.1	5,055.1	210.0
Mortgage-backed and other asset-backed securities	3,272.0	405.0	2,177.7	95.7	5,449.7	500.7

Total fixed maturities, available-for-sale	$11,897.8	$785.5	$7,676.7	$382.7	$19,574.5	$1,168.2

Total equity securities, available-for-sale	$106.8	$12.0	$26.5	$3.2	$133.3	$15.2

As of December 31, 2007, we held $19,574.5 million in available-for-sale fixed maturity securities with unrealized losses of $1,168.2 million. Our portfolio consists of fixed maturity securities where 95% are investment grade (rated AAA through BBB-) with an average price of 94 (carrying value/amortized cost). Due to the credit disruption in the last half of 2007 that led to reduced liquidity and wider credit spreads, we saw an increase in unrealized losses in our securities portfolio. The unrealized losses were more pronounced in structured products such as collateralized debt obligations and asset-backed securities.

For those securities that have been in a loss position for less than twelve months, our portfolio holds 1,268 securities with a carrying value of $11,897.8 million and unrealized losses of $785.5 million reflecting an average price of 94. Of this portfolio, 93% was investment grade (rated AAA through BBB-) at December 31, 2007, with associated unrealized losses of $738.0 million. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that have been in a continuous loss position greater than or equal to twelve months, our portfolio holds 945 securities with a carrying value of $7,676.7 million and unrealized losses of $382.7 million. The average rating of this portfolio is A with an average price of 95 at December 31, 2007. Of the $382.7 million in unrealized losses, the Corporate-public and Corporate-private sectors account for $283.8 million in unrealized losses with an average price of 95 and an average credit rating of BBB+. The remaining unrealized losses consist primarily of $95.6 million in unrealized losses within the mortgage-backed and other asset-backed securities sector. The average price of the mortgage-backed and other asset-backed securities sector is 96 and the average credit rating is AA+. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

29 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
1-800-633-1373

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

6.	Investments — (continued)

	December 31, 2006
	Less than		Greater than or
	Twelve Months		Equal to Twelve Months		Total
		Gross		Gross		Gross
	Carrying	Unrealized	Carrying	Unrealized	Carrying	Unrealized
	Value	Losses	Value	Losses	Value	Losses
	(in millions)

Fixed maturities, available-for-sale:
U.S. government and agencies	$32.0	$0.2	$315.9	$3.4	$347.9	$3.6
Non-U.S. governments	44.7	0.1	11.7	0.3	56.4	0.4
States and political subdivisions	278.1	0.7	347.0	4.2	625.1	4.9
Corporate — public	2,529.7	27.7	4,591.0	109.6	7,120.7	137.3
Corporate — private	1,635.2	11.4	2,375.8	64.3	4,011.0	75.7
Mortgage-backed and other asset-backed securities	1,312.2	9.7	2,751.5	68.1	4,063.7	77.8

Total fixed maturities, available-for-sale	$5,831.9	$49.8	$10,392.9	$249.9	$16,224.8	$299.7

Total equity securities, available-for-sale	$1.4	$—	$134.0	$4.3	$135.4	$4.3

As of December 31, 2006, we held $16,224.8 million in available-for-sale fixed maturity securities with unrealized losses of $299.7 million. Our portfolio consisted of fixed maturity securities where 98% were investment grade (rated AAA through BBB-) with an average price of 98 (carrying value/amortized cost).

For those securities that had been in a loss position for less than twelve months, our portfolio held 643 securities with a carrying value of $5,831.9 million and unrealized losses of $49.8 million reflecting an average price of 99. Of this portfolio, 97% was investment grade (rated AAA through BBB-) at December 31, 2006, with associated unrealized losses of $48.3 million. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous loss position greater than or equal to twelve months, our portfolio held 1,186 securities with a carrying value of $10,392.9 million and unrealized losses of $249.9 million. The average rating of this portfolio was A with an average price of 98 at December 31, 2006. Of the $249.9 million in unrealized losses, the Corporate-public and Corporate-private sectors account for $173.9 million in unrealized losses with an average price of 98 and an average credit rating of BBB+. The remaining unrealized losses consisted primarily of $68.1 million in unrealized losses within the mortgage-backed and other asset-backed securities sector. The average price of the mortgage-backed and other asset-backed securities sector was 98 and the average credit rating was AA+. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Net Unrealized Gains and Losses on Available-for-Sale Securities

The net unrealized gains and losses on investments in fixed maturities and equity securities available-for-sale are reported as a separate component of stockholder’s equity. The cumulative amount of net unrealized gains and losses on available-for-sale securities and derivative instruments was as follows:

	December 31,
	2007	2006
	(in millions)

Net unrealized gains on fixed maturities, available-for-sale(1)	$52.8	$1,036.3
Net unrealized gains (losses) on equity securities, available-for-sale	(4.9)	7.2
Adjustments for assumed changes in amortization patterns	2.2	(128.1)
Net unrealized gains on derivative instruments	32.3	39.9
Net unrealized losses on equity method subsidiaries and minority interest adjustments	(2.6)	(24.6)
Provision for deferred income taxes	(27.0)	(327.1)

Net unrealized gains on available-for-sale securities	$52.8	$603.6

(1)	Excludes net unrealized gains (losses) on fixed maturities, available-for-sale included in fair value hedging relationships.

Principal Premier Variable Annuity Contract	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 30
www.principal.com

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

6.	Investments — (continued)

Commercial Mortgage Loans

Commercial mortgage loans represent a primary area of credit risk exposure. At December 31, 2007 and 2006, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

	December 31,
	2007		2007
	Carrying	Percent	Carrying	Percent
	Amount	of Total	Amount	of Total
	($ in millions)

Geographic distribution
New England	$481.2	4.5%	$397.6	3.9%
Middle Atlantic	1,815.5	16.9	1,817.4	18.0
East North Central	960.2	8.9	847.0	8.4
West North Central	513.2	4.8	525.6	5.2
South Atlantic	2,876.2	26.7	2,550.9	25.3
East South Central	339.0	3.1	285.6	2.8
West South Central	692.9	6.4	682.4	6.8
Mountain	794.7	7.4	845.5	8.4
Pacific	2,333.4	21.7	2,170.5	21.5
Valuation allowance	(42.8)	(0.4)	(32.2)	(0.3)

Total	$10,763.5	100.0%	$10,090.3	100.0%

Property type distribution
Office	$2,647.8	24.6%	$2,672.3	26.5%
Retail	2,915.5	27.1	2,808.8	27.7
Industrial	2,756.0	25.6	2,740.1	27.2
Apartments	1,698.3	15.8	1,440.3	14.3
Hotel	273.3	2.5	41.7	0.4
Mixed use/other	515.4	4.8	419.3	4.2
Valuation allowance	(42.8)	(0.4)	(32.2)	(0.3)

Total	$10,763.5	100.0%	$10,090.3	100.0%

Commercial Mortgage Loan Loss Allowance

Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that we will be unable to collect all amounts due according to contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established equal to the difference between the carrying amount of the mortgage loan and the estimated value. Estimated value is based on either the present value of the expected future cash flows discounted at the loan’s effective interest rate, the loan’s observable market price or fair value of the collateral. The change in the valuation allowance is included in net realized/unrealized capital gains (losses) on our consolidated statements of operations.

The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management’s periodic evaluation and assessment of the adequacy of the allowance for losses and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio,

31 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
1-800-633-1373

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

6.	Investments — (continued)

current economic conditions and other relevant factors. The evaluation of our loan specific reserve component is subjective, as it requires the estimation and timing of future cash flows expected to be received on impaired loans. Impaired mortgage loans, along with the related allowance for losses, were as follows:

	December 31,
	2007	2006
	(in millions)

Impaired loans	$45.8	$0.1
Allowance for losses	10.0	—

Net impaired loans	$35.8	$0.1

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)

Average recorded investment in impaired loans	$11.5	$4.3	$51.6
Interest income recognized on impaired loans	3.4	0.5	5.1

When it is determined that a loan is impaired, interest accruals are stopped and all interest income is recognized on the cash basis.

A summary of the changes in the commercial mortgage loan allowance for losses is as follows:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)

Balance at beginning of year	$32.2	$33.2	$42.4
Provision for losses	10.7	1.3	6.7
Releases due to write-downs, sales and foreclosures	(0.1)	(2.3)	(15.9)

Balance at end of year	$42.8	$32.2	$33.2

Real Estate

Depreciation expense on invested real estate was $30.1 million, $30.2 million and $26.5 million in 2007, 2006 and 2005, respectively. Accumulated depreciation was $226.3 million and $204.3 million as of December 31, 2007 and 2006, respectively.

Other Investments

Other investments include minority interests in unconsolidated entities, domestic and international joint ventures and partnerships and properties owned jointly with venture partners and operated by the partners. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. Changes in the value of our investment in equity investees attributable to capital transactions of the investee, such as an additional offering of stock, are recorded directly to stockholder’s equity. Total assets of the unconsolidated entities were $7,198.0 million and $5,957.3 million at December 31, 2007 and 2006, respectively. Total revenues of the unconsolidated entities were $2,103.6 million, $1,245.0 million and $1,026.7 million in 2007, 2006 and 2005, respectively. During 2007, 2006 and 2005, we included $33.2 million, $43.5 million and

Principal Premier Variable Annuity Contract	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 32
www.principal.com

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

6.	Investments — (continued)

$46.1 million, respectively, in net investment income representing our share of current year net income of the unconsolidated entities. At December 31, 2007 and 2006, our net investment in unconsolidated entities was $104.8 million and $97.1 million, respectively.

In the ordinary course of our business and as part of our investment operations, we have also entered into long term contracts to make and purchase investments aggregating $402.2 million and $677.2 million at December 31, 2007 and 2006, respectively.

Derivative assets are carried at fair value and reported as a component of other investments. Certain seed money investments are carried at fair value with changes in fair value included in net income as net realized/unrealized capital gains or losses.

7.	Securitization Transactions

We, along with other contributors, sell commercial mortgage loans in securitization transactions to trusts. As these trusts are classified as a QSPE, they are not subject to the VIE consolidation rules. We purchase primary servicing responsibilities and may retain other interests. The investors and the securitization entities have no recourse to our other assets for failure of debtors to pay when due. The value of our retained interests is subject primarily to credit risk. In 2006, we began transitioning our securitization platform to a new joint venture company that we report using the equity method of accounting. The transition was complete by the end of 2007 such that all of our commercial mortgage loan securitization transactions going forward are expected to be conducted through the joint venture.

In 2007, 2006 and 2005, we recognized gains of $2.2 million, $13.6 million and $39.8 million, respectively, on the securitization of commercial mortgage loans.

Key economic assumptions used in measuring the other retained interests at the date of securitization resulting from transactions completed included a cumulative foreclosure rate between 1% and 7% during 2007, 2% and 10% during 2006 and 5% and 18% during 2005. The assumed range of the loss severity, as a percentage of defaulted loans, was between 1% and 27% during 2007, 2% and 31% during 2006 and 3% and 29% during 2005. The low end of the loss severity range relates to a portfolio of seasoned loans. The high end of the loss severity range relates to a portfolio of newly issued loans.

At December 31, 2007 and 2006, the fair values of other retained interests related to the securitizations of commercial mortgage loans were $315.8 million and $345.3 million, respectively. Only $0.3 million in 2007 and $0.5 million in 2006 represented equity investments. All other interests are classified as available-for-sale securities and are carried at fair value. At December 31, 2007 and 2006, respectively, $131.7 million and $156.2 million of these available-for-sale securities were interest-only investments. Cash flows are continuously monitored for adverse deviations from original expectations and impairments are recorded when necessary.

The table below summarizes cash flows for securitization transactions:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)

Proceeds from new securitizations	$105.2	$698.6	$2,270.4
Servicing fees received	1.9	1.3	1.1
Other cash flows received on retained interests	35.7	37.4	36.0

33 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
1-800-633-1373

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

7.	Securitization Transactions — (continued)

8.	Derivative Financial Instruments

Derivatives are generally used to hedge or reduce exposure to market risks (primarily interest rate and foreign currency risks) associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities. Additionally, derivatives are also used in asset replication strategies. We do not buy, sell or hold these investments for trading purposes.

Types of Derivative Instruments

Interest rate swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts based upon designated market rates or rate indices and an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. We use interest rate swaps primarily to more closely match the interest rate characteristics of assets and liabilities arising from timing mismatches between assets and liabilities (including duration mismatches). We also use interest rate swaps to hedge against changes in the value of assets we anticipate acquiring and other anticipated transactions and commitments. Interest rate swaps are used to hedge against changes in the value of the guaranteed minimum withdrawal benefit (“GMWB”) liability. The GMWB rider on our variable annuity products provides for guaranteed minimum withdrawal benefits regardless of the actual performance of various equity and/or fixed income funds available with the product.

In exchange-traded futures transactions, we agree to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. We enter into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange. We have used exchange-traded futures to reduce market risks from changes in interest rates, to alter mismatches between the assets in a portfolio and the liabilities supported by those assets, and to hedge against changes in the value of securities we own or anticipate acquiring or selling. We use exchange-traded futures to hedge against changes in the value of the GMWB liability related to the GMWB rider on our variable annuity product, as previously explained.

A swaption is an option to enter into an interest rate swap at a future date. We write these options and receive a premium in order to transform our callable liabilities into fixed term liabilities. In addition, we may sell an investment-type contract with attributes tied to market indices (an embedded derivative as noted below), in which case we write an equity call option to convert the overall contract into a fixed-rate liability, essentially eliminating the equity component altogether. Equity call spreads are purchased to fund the equity participation rates promised to contractholders in conjunction with our fixed deferred annuity products that credit interest based on changes in an external equity index. Equity put options are used to hedge against changes in the value of the GMWB liability related to the GMWB rider on our variable annuity products, as previously explained.

Currency forwards are contracts in which we agree with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Currency swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate as calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date. We use currency forwards and currency swaps to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell. We have also used currency forwards to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of our foreign operations.

Principal Premier Variable Annuity Contract	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 34
www.principal.com

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

8.	Derivative Financial Instruments — (continued)

We use credit default swaps to enhance the return on our investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also occasionally used to hedge credit exposures in our investment portfolio. Credit derivatives are used to sell or buy credit protection on an identified name or names on an unfunded or synthetic basis in return for receiving or paying a quarterly premium. At the same time we enter into these synthetic transactions, we buy a quality cash bond to match against the credit default swap. The premium generally corresponds to a referenced name’s credit spread at the time the agreement is executed. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security in an amount equal to the notional value of the credit default swap.

In our commercial mortgage backed securitization operation, we enter into commitments to fund commercial mortgage loans at specified interest rates and other applicable terms within specified periods of time. These commitments are legally binding agreements to extend credit to a counterparty. Loan commitments that will be held for sale are recognized as interest rate lock commitment derivatives that are recorded at fair value. Fair value is determined by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of each commitment. Loan commitments that are related to the origination of mortgage loans that will be held for investment are not accounted for as derivatives and, accordingly, are not recognized in our financial statements.

Commodity swaps are used to sell or buy protection on commodity prices in return for receiving or paying a quarterly premium. We purchased AAA rated secured limited recourse notes from VIEs that are consolidated in our financial results. These VIEs use a commodity swap to enhance the return on an investment portfolio by selling protection on a static portfolio of commodity trigger swaps, each referencing a base or precious metal. The portfolio of commodity trigger swaps is a portfolio of deep out-of-the-money European puts on various base or precious metals. The VIEs provide mezzanine protection that the average spot rate will not fall below a certain trigger price on each commodity trigger swap in the portfolio and receives guaranteed quarterly premiums in return until maturity. At the same time the VIEs enter into this synthetic transaction, they buy a quality cash bond to match against the commodity swaps.

Exposure

Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.

Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc. Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty against our payables to the same counterparty arising out of all included transactions.

Prior to the application of the aforementioned credit enhancements, the gross exposure to credit risk with respect to these derivative instruments was $1,159.3 million and $737.3 million at December 31, 2007 and 2006, respectively. Subsequent to the application of such credit enhancements, the net exposure to credit risk was $832.8 million and $539.8 million at December 31, 2007 and 2006, respectively.

35 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
1-800-633-1373

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

8.	Derivative Financial Instruments — (continued)

The notional amounts and credit exposure of our derivative financial instruments by type were as follows:

	December 31,
	2007	2006
	(in millions)

Notional amounts of derivative instruments
Interest rate swaps	$18,162.3	$11,900.4
Foreign currency swaps	6,325.1	5,307.0
Embedded derivative financial instruments	1,701.5	1,277.6
Credit default swaps	1,134.8	1,550.9
Options	572.0	335.0
Swaptions	488.8	643.4
Currency forwards	227.8	235.3
Futures	57.7	28.1
Commodity swaps	40.0	20.0
Interest rate lock commitments	—	8.8

Total notional amounts at end of year	$28,710.0	$21,306.5

Gross credit exposure of derivative instruments
Foreign currency swaps	$800.5	$560.5
Interest rate swaps	286.0	129.1
Options	64.4	31.0
Credit default swaps	5.6	15.7
Currency forwards	2.5	0.3
Commodity swaps	0.3	0.7

Total credit exposure at end of year	$1,159.3	$737.3

The fair value of our derivative instruments classified as assets at December 31, 2007 and 2006, was $1,067.3 million and $695.5 million, respectively, and was reported with other investments on the consolidated statements of financial position. The fair value of derivative instruments classified as liabilities at December 31, 2007 and 2006, was $588.6 million and $267.9 million, respectively, and was reported with other liabilities on the consolidated statements of financial position.

Fair Value Hedges

We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and liabilities. In general, these swaps are used in asset and liability management to modify duration.

We enter into currency exchange swap agreements to convert certain foreign denominated assets and liabilities into U.S. dollar floating-rate denominated instruments to eliminate the exposure to future currency volatility on those items.

We have used interest rates swaps to hedge interest rate and spread risk in our commercial mortgage securitization operations.

We also sell callable investment-type agreements and use cancellable interest rate swaps and written interest rate swaptions to hedge the changes in fair value of the callable feature.

Principal Premier Variable Annuity Contract	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 36
www.principal.com

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

8.	Derivative Financial Instruments — (continued)

The net interest effect of interest rate swap and currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

We recognized a pre-tax net gain (loss) of $(7.9) million, $4.7 million and $(11.8) million in 2007, 2006 and 2005, respectively, relating to the ineffective portion of our fair value hedges, which was reported with net realized/unrealized capital gains (losses) in our consolidated statements of operations. All gains or losses on derivatives were included in the assessment of hedge effectiveness.

Cash Flow Hedges

We utilize floating-to-fixed rate interest rate swaps to eliminate the variability in cash flows of recognized financial assets and liabilities and forecasted transactions.

We enter into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.

The net interest effect of interest rate swap and currency swap transactions for derivatives in cash flow hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

In 2007, 2006 and 2005, we recognized a $(4.9) million, $0.2 million and $27.0 million after-tax increase (decrease) in value, respectively, related to cash flow hedges in accumulated other comprehensive income. During this time period, none of our cash flow hedges have been discontinued because it was probable that the original forecasted transaction would not occur by the end of the originally specified time period. We reclassified $3.9 million, $0.7 million and $21.3 million in net losses from accumulated comprehensive income into net income during 2007, 2006 and 2005 respectively, which are the portion of deferred losses related to the variability in cash flows that were hedged and impacted net income in those periods. We expect to reclassify net losses of $4.4 million in the next 12 months.

For the years ended December 31, 2007, 2006 and 2005, we recognized a pre-tax gain of $2.0 million, $2.5 million and $1.2 million in net income due to cash flow hedge ineffectiveness, respectively. All gains or losses on derivatives were included in the assessment of hedge effectiveness.

The maximum length of time that we are hedging our exposure to the variability in future cash flows for forecasted transactions, excluding those related to the payments of variable interest on existing financial assets and liabilities, is 12.5 years.

Derivatives Not Designated as Hedging Instruments

Our use of futures, certain swaptions and swaps, options, currency forwards and interest rate lock commitments are effective from an economic standpoint, but they have not been designated as hedges for financial reporting purposes. As such, periodic changes in the market value of these instruments, which includes unrealized gains and losses as well as periodic and final settlements, flow directly into net income. For the years ended December 31, 2007, 2006 and 2005, gains (losses) of $(77.9) million, $10.0 million and $(18.3) million, respectively, were recognized in net income from market value changes of derivatives not receiving hedge accounting treatment, including market value changes of embedded derivatives that have been bifurcated from the host contract.

37 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
1-800-633-1373

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

8.	Derivative Financial Instruments — (continued)

Embedded Derivatives

We may purchase or issue financial instruments or products that contain a derivative instrument that is embedded in the financial instrument or product. When it is determined that the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated statements of financial position, is carried at fair value with changes in fair value reported in net income.

We sell investment-type liability contracts in which the return is tied to an external equity index, a leveraged inflation index or leveraged reference swap. These returns are embedded options that are bifurcated from the host investment-type contract and accounted for separately. We economically hedge the embedded equity derivative by writing equity call options with identical features to convert the overall contract into a fixed-rate liability, effectively eliminating the equity component altogether. For the years ended December 31, 2007, 2006 and 2005, respectively, we recognized a $0.1 million, $3.1 million and $1.0 million pre-tax gain on the purchased equity call options and a $0.1 million, $3.1 million and $1.0 million pre-tax loss on the change in fair value of the embedded derivatives. We economically hedge the leveraged embedded derivatives with interest rate swaps and currency swaps to convert them to a fixed-rate liability or floating rate U.S. dollar liability. For the years ended December 31, 2007 and 2006, respectively, we recognized a $4.6 million pre-tax gain and a $2.6 million pre-tax loss on the swaps and a $4.6 million pre-tax loss and a $6.0 million pre-tax gain on the change in fair value of the embedded derivatives.

We contributed undated subordinated floating rate notes to three grantor trusts. The trusts separated the cash flows of the underlying notes by issuing an interest-only certificate and a residual certificate related to each note contributed. We retained the interest-only certificates and the residual certificates were subsequently sold to a third party. We have determined these grantor trusts are VIEs and it is necessary for us to consolidate these entities. The obligation to deliver the underlying securities to residual certificate holders of $155.6 million, $156.8 million and $147.4 million as of December 31, 2007, 2006 and 2005, respectively is classified as an other liability and contains an embedded derivative of the forecasted transaction to deliver the underlying securities. For the years ended December 31, 2007, 2006 and 2005, respectively, we recognized a $19.6 million, $7.2 million and $2.7 million pre-tax gain on the change in fair value of the obligation, which is reflected in accumulated other comprehensive income on the consolidated statements of financial position.

During 2005, we purchased existing Class A units of a trust that represent interest payments on the underlying security within the trust. The trust also issued Class B units representing the residual interests in the underlying security. We have determined that this trust is a VIE and it is necessary for us to consolidate this entity. The obligation to deliver the underlying security to the Class B unit holder of $10.6 million, $12.0 million and $10.5 million as of December 31, 2007, 2006 and 2005, respectively, is classified as an other liability and contains an embedded derivative of the forecasted transaction to deliver the underlying security. For the years ended December 31, 2007, 2006 and 2005, respectively, we recognized a $2.3 million, $(0.5) million and $(0.4) million pre-tax gain (loss) on the change in fair value of the obligation, which is reflected in accumulated other comprehensive income on the consolidated statements of financial position.

We offer a fixed deferred annuity product that credits interest based on changes in an external equity index. It contains an embedded derivative that has been bifurcated and accounted for separately, with changes in fair value reported in net realized/unrealized gains (losses). We economically hedge the fixed deferred annuity product by purchasing options that match the product’s profile. For the years ended December 31, 2007, 2006 and 2005, respectively, we recognized a $1.2 million, $5.3 million and $1.5 million pre-tax gain on the call spread options purchased and a $2.7 million, $6.1 million and $2.3 million pre-tax loss on the change in fair value of the embedded derivatives.

Principal Premier Variable Annuity Contract	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 38
www.principal.com

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

8.	Derivative Financial Instruments — (continued)

We offer certain variable annuity products with a GMWB rider. The GMWB provides that the contractholder will receive at least their principal deposit back through withdrawals of up to a specified annual amount, even if the account value is reduced to zero. The GMWB represents an embedded derivative in the variable annuity contract that is required to be reported separately from the host variable annuity contract. Declines in the equity market may increase our exposure to benefits under contracts with the GMWB. We economically hedge the GMWB exposure using futures, options and interest rate swaps. For the years ended December 31, 2007, 2006 and 2005, respectively, we recognized in net income an $8.9 million pre-tax gain, $4.2 million pre-tax loss and $0.5 million pre-tax loss on the hedging instruments and a $19.7 million pre-tax loss, $2.8 million pre-tax gain and $0.2 million pre-tax loss on the change in fair value of the embedded derivatives, respectively.

9.	Closed Block

In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Certain of our assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies, including, but not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges and are treated as capital transfers from the Closed Block.

Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block. Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from their general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of the demutualization.

A PDO is required to be established for earnings in the Closed Block that are not available to stockholders. A model of the Closed Block was established to produce the pattern of expected earnings in the Closed Block (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income).

If actual cumulative earnings of the Closed Block are greater than the expected cumulative earnings of the Closed Block, only the expected cumulative earnings will be recognized in income with the excess recorded as a PDO. This PDO represents undistributed accumulated earnings that will be paid to Closed Block policyholders as additional policyholder dividends unless offset by future performance of the Closed Block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. At December 31, 2007 and 2006, cumulative actual earnings have been less than cumulative expected earnings. Additionally, cumulative net unrealized gains did not exceed the cumulative earnings experience. Therefore, there was no PDO liability as of December 31, 2007 and 2006.

39 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
1-800-633-1373

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

9.	Closed Block — (continued)

Closed Block liabilities and assets designated to the Closed Block were as follows:

	December 31,
	2007	2006
	(in millions)

Closed Block liabilities
Future policy benefits and claims	$5,362.1	$5,376.0
Other policyholder funds	26.7	26.4
Policyholder dividends payable	351.1	357.4
Other liabilities	71.1	61.5

Total Closed Block liabilities	5,811.0	5,821.3
Assets designated to the Closed Block
Fixed maturities, available-for-sale	3,032.4	3,023.7
Fixed maturities, trading	10.2	—
Equity securities, available-for-sale	22.2	65.9
Mortgage loans	638.1	640.3
Policy loans	753.4	755.2
Other investments	122.8	84.4

Total investments	4,579.1	4,569.5
Cash and cash equivalents	—	50.9
Accrued investment income	73.3	70.8
Deferred income tax asset	94.8	72.8
Premiums due and other receivables	20.1	17.7
Other assets	39.2	42.3

Total assets designated to the Closed Block	4,806.5	4,824.0

Excess of Closed Block liabilities over assets designated to the Closed Block	1,004.5	997.3
Amounts included in other comprehensive income	10.9	55.7

Maximum future earnings to be recognized from Closed Block assets and liabilities	$1,015.4	$1,053.0

Principal Premier Variable Annuity Contract	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 40
www.principal.com

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

9.	Closed Block — (continued)

Closed Block revenues and expenses were as follows:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)

Revenues
Premiums and other considerations	$576.6	$596.7	$617.7
Net investment income	288.3	293.2	294.4
Net realized/unrealized capital gains (losses)	(12.9)	(0.9)	2.3

Total revenues	852.0	889.0	914.4
Expenses
Benefits, claims and settlement expenses	485.8	497.0	518.8
Dividends to policyholders	286.4	287.0	285.3
Operating expenses	12.1	5.5	9.1

Total expenses	784.3	789.5	813.2

Closed Block revenue, net of Closed Block expenses, before income taxes	67.7	99.5	101.2
Income taxes	20.7	32.2	32.4

Closed Block revenue, net of Closed Block expenses and income taxes	47.0	67.3	68.8
Funding adjustment charges	(9.4)	(7.7)	(8.7)

Closed Block revenue, net of Closed Block expenses, income tax and funding adjustment charges	$37.6	$59.6	$60.1

The change in maximum future earnings of the Closed Block was as follows:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)

Beginning of year	$1,053.0	$1,112.6	$1,172.7
End of year	1,015.4	1,053.0	1,112.6

Change in maximum future earnings	$(37.6)	$(59.6)	$(60.1)

We charge the Closed Block with federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.

41 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
1-800-633-1373

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

10.	Deferred Policy Acquisition Costs

Policy acquisition costs deferred and amortized in 2007, 2006 and 2005 were as follows:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)

Balance at beginning of year	$2,265.9	$2,069.9	$1,770.9
Cost deferred during the year	568.7	445.8	440.6
Amortized to expense during the year	(351.4)	(236.8)	(238.8)
Effect of unrealized gains (losses)	143.5	(13.0)	97.2

Balance at end of year	$2,626.7	$2,265.9	$2,069.9

11.	Insurance Liabilities

Contractholder Funds

Major components of contractholder funds in the consolidated statements of financial position are summarized as follows:

	December 31,
	2007	2006
	(in millions)

Liabilities for investment-type contracts:
GICs	$11,698.8	$12,307.3
Funding agreements	16,193.4	14,242.4
Other investment-type contracts	1,236.8	1,277.8

Total liabilities for investment-type contracts	29,129.0	27,827.5
Liabilities for individual annuities	8,259.7	6,427.6
Universal life and other reserves	2,878.8	2,527.6

Total contractholder funds	$40,267.5	$36,782.7

Our GICs and funding agreements contain provisions limiting early surrenders, which typically include penalties for early surrenders, minimum notice requirements or, in the case of funding agreements with survivor options, minimum pre-death holding periods and specific maximum amounts.

Funding agreements include those issued directly to nonqualified institutional investors, as well as to three separate programs where the funding agreements have been issued directly or indirectly to unconsolidated special purpose entities. Claims for principal and interest under funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws.

We are authorized to issue up to $4.0 billion of funding agreements under a program established in 1998 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. As of December 31, 2007 and 2006, $3,935.3 million and $3,770.4 million, respectively, of liabilities are outstanding with respect to the issuance outstanding under this program. We do not anticipate any new issuance activity under this program as we are authorized to issue up to Euro 4.0 billion (approximately USD$5.3 billion) of funding agreements under a program established in 2006 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. The unaffiliated entity is an unconsolidated special purpose vehicle. As of December 31, 2007 and

Principal Premier Variable Annuity Contract	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 42
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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

11.	Insurance Liabilities — (continued)

2006, $1,469.8 million and $474.1 million, respectively, of liabilities are outstanding with respect to the issuance outstanding under this new program.

In addition, we were authorized to issue up to $7.0 billion of funding agreements under a program established in 2001 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated qualifying special purpose entity. As of December 31, 2007 and 2006, $3,109.9 million and $3,747.9 million, respectively, of liabilities are being held with respect to the issuance outstanding under this program. We do not anticipate any new issuance activity under this program, given our December 2005 termination of the dealership agreement for this program and the availability of the SEC-registered program described in the following paragraph.

We were authorized to issue up to $4.0 billion of funding agreements under a program established in March 2004 to support the prospective issuance of medium term notes by unaffiliated entities in both domestic and international markets. In February 2006, this program was amended to authorize issuance of up to an additional $5.0 billion in recognition of the use of nearly all $4.0 billion of initial issuance authorization. In recognition of the use of nearly all $9.0 billion, this program was amended in November 2007 to authorize issuance of up to an additional $5.0 billion. Under this program, both the notes and the supporting funding agreements are registered with the SEC. As of December 31, 2007 and 2006, $6,748.5 million and $5,831.4 million, respectively, of liabilities are being held with respect to the issuance outstanding under this program. In contrast with direct funding agreements, GIC issuances and the other two funding agreement-backed medium term note programs described above, our payment obligations on each funding agreement issued under this SEC-registered program are guaranteed by PFG.

Future Policy Benefits and Claims

Activity in the liability for unpaid accident and health claims, which is included with future policy benefits and claims in the consolidated statements of financial position, is summarized as follows:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)

Balance at beginning of year	$877.2	$814.8	$747.6
Incurred:
Current year	2,160.6	2,047.5	1,787.0
Prior years	(12.8)	(37.5)	(22.0)

Total incurred	2,147.8	2,010.0	1,765.0
Payments:
Current year	1,738.5	1,666.9	1,444.0
Prior years	322.2	280.7	253.8

Total payments	2,060.7	1,947.6	1,697.8
Balance at end of year:
Current year	422.1	380.6	343.0
Prior years	542.2	496.6	471.8

Total balance at end of year	$964.3	$877.2	$814.8

The activity summary in the liability for unpaid accident and health claims shows a decrease of $12.8 million, $37.5 million and $22.0 million for the years ended December 31, 2007, 2006 and 2005, respectively, relating to prior years. Such liability adjustments, which affected current operations during 2007, 2006 and 2005, respectively, resulted

43 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
1-800-633-1373

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

11.	Insurance Liabilities — (continued)

in part from developed claims for prior years being different than were anticipated when the liabilities for unpaid accident and health claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid accident and health claims. We also had claim adjustment expense liabilities of $37.0 million, $33.4 million and $30.6 million, and related reinsurance recoverables of $4.2 million, $4.9 million and $3.5 million in 2007, 2006 and 2005, respectively, which are not included in the rollforward above.

12.	Debt

Short-Term Debt

The components of short-term debt as of December 31, 2007 and 2006, were as follows:

	December 31,
	2007	2006
	(in millions)

Nonrecourse short-term debt	$—	$61.0
Revolving line of credit with parent	344.5	351.2

Total short-term debt	$344.5	$412.2

As of December 31, 2007, we had credit facilities with various financial institutions in an aggregate amount of $420.0 million. As of December 31, 2007 and 2006, we had $344.5 million and $412.2 million of outstanding borrowings related to our credit facilities, with zero and $74.5 million of assets pledged as support, respectively. Assets pledged consisted primarily of commercial mortgages and securities.

Our short-term debt consists of a payable to PFSI of $344.5 million and $351.2 million as of December 31, 2007 and 2006, respectively. Interest paid on intercompany debt was $19.6 million, $23.8 million and $22.0 million during 2007, 2006 and 2005, respectively.

The weighted-average interest rates on short-term borrowings as of December 31, 2007 and 2006, were 4.7% and 5.6% respectively.

Long-Term Debt

The components of long-term debt as of December 31, 2007 and 2006, were as follows:

	December 31,
	2007	2006
	(in millions)

8.0% surplus notes payable, due 2044	$99.2	$99.2
Nonrecourse mortgages and notes payable	63.2	118.0
Other mortgages and notes payable	24.5	38.9

Total long-term debt	$186.9	$256.1

The amounts included above are net of the discount and premium associated with issuing these notes, which are being amortized to expense over their respective terms using the interest method.

On March 10, 1994, we issued $100.0 million of surplus notes due March 1, 2044, at an 8% annual interest rate. None of our affiliates hold any portion of the notes. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the “Commissioner”) and

Principal Premier Variable Annuity Contract	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 44
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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

12.	Debt — (continued)

only to the extent that we have sufficient surplus earnings to make such payments. Interest of $8.0 million for each of the years ended December 31, 2007, 2006 and 2005 was approved by the Commissioner and charged to expense.

Subject to Commissioner approval, the notes due March 1, 2044, may be redeemed at our election on or after March 1, 2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

The non-recourse mortgages, other mortgages and notes payable are primarily financings for real estate developments. We, including certain subsidiaries, had $35.0 million in credit facilities as of December 31, 2007, with various financial institutions, in addition to obtaining loans with various lenders to finance these developments. Outstanding principal balances as of December 31, 2007, ranged from $3.0 million to $41.2 million per development with interest rates generally ranging from 5.5% to 8.1%. Outstanding principal balances as of December 31, 2006, ranged from $0.3 million to $96.2 million per development with interest rates generally ranging from 5.5% to 8.6%. Outstanding debt is secured by the underlying real estate properties, which were reported as real estate on our consolidated statements of financial position with a carrying value of $141.1 million and $194.3 million as of December 31, 2007 and 2006, respectively.

At December 31, 2007, future annual maturities of the long-term debt were as follows (in millions):

Year ending December 31:
2008	$65.7
2009	0.4
2010	0.4
2011	0.4
2012	0.4
Thereafter	119.6

Total future maturities of the long-term debt	$186.9

Cash paid for interest for 2007, 2006 and 2005, was $20.7 million, $28.3 million and $87.7 million, respectively. These amounts include interest paid on taxes during these years.

13.	Income Taxes

Our income tax expense from continuing operations was as follows:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)

Current income taxes:
U.S. federal	$288.7	$233.9	$189.3
State and foreign	25.3	49.0	43.2

Total current income taxes	314.0	282.9	232.5
Deferred income taxes	(112.8)	37.1	53.5

Total income taxes	$201.2	$320.0	$286.0

45 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
1-800-633-1373

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

13.	Income Taxes — (continued)

Our provision for income taxes may not have the customary relationship of taxes to income. A reconciliation between the U.S. corporate income tax rate and the effective income tax rate from continuing operations is as follows:

	For the Year Ended December 31,
	2007	2006	2005

U.S. corporate income tax rate	35%	35%	35%
Dividends received deduction	(12)	(8)	(7)
Interest exclusion from taxable income	(2)	(1)	(2)
Federal tax settlement for prior years	—	(1)	(1)
Other	1	—	1

Effective income tax rate	22%	25%	26%

We adopted the provisions of FIN 48 on January 1, 2007. The application of FIN 48 did not have a material impact on our consolidated financial statements. As of December 31, 2007, the total unrecognized benefits were $59.5 million. Of this amount, $20.3 million, if recognized, would reduce the 2007 effective tax rate. We recognize interest and penalties related to uncertain tax positions in operating expenses. As of December 31, 2007, we had recognized $17.8 million of accumulated pre-tax interest related to unrecognized tax benefits, $2.1 million of which is included in our current year net income.

A summary of the changes in unrecognized tax benefits follows for the year ended December 31, 2007 (in millions):

Balance at January 1, 2007	$60.0
Additions based on tax positions related to the current year	0.1
Additions for tax positions of prior years	—
Reductions for tax positions of prior years	(0.6)

Balance at December 31, 2007	$59.5

The Internal Revenue Service (“IRS”) has completed examinations of the U.S. consolidated federal income tax returns for 2003 and prior years. The IRS has commenced the audit of our federal income tax returns for the years 2004 and 2005. We do not expect the results of these audits or developments in other tax areas to significantly increase or decrease the total amount of unrecognized tax benefits in the next twelve months, but the outcome of tax reviews is uncertain, and unforeseen results can occur.

Principal Premier Variable Annuity Contract	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 46
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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

13.	Income Taxes — (continued)

Significant components of our net deferred income taxes were as follows:

	December 31,
	2007	2006
	(in millions)

Deferred income tax assets (liabilities):
Insurance liabilities	$377.9	$393.8
Net operating loss carryforwards	104.6	42.5
Post-retirement benefits	54.0	93.1
Stock-based compensation	46.2	43.9
Other deferred income tax assets	41.9	48.6

Gross deferred income tax assets	624.6	621.9
Valuation allowance	(4.8)	(11.3)

Total deferred income tax assets	619.8	610.6
Deferred policy acquisition costs	(733.8)	(678.9)
Real estate	(170.5)	(179.1)
Net unrealized gains on available-for-sale securities	(26.9)	(327.0)
Intangible assets	(33.8)	(26.0)
Other deferred income tax liabilities	(41.1)	(157.7)

Total deferred income tax liabilities	(1,006.1)	(1,368.7)

Total net deferred income tax liabilities	$(386.3)	$(758.1)

In management’s judgment, the total deferred income tax asset is more likely than not of being realized. Included in the deferred income tax asset is the expected income tax benefit attributable to net operating losses. Domestic state net operating loss carryforwards were $145.2 million as of December 31, 2007, and will expire between 2009 and 2023. We maintain valuation allowances by jurisdiction against the deferred income tax assets related to certain of these carryforwards, as utilization of these income tax benefits are not assured for certain jurisdictions. A valuation allowance has been recorded on income tax benefits associated with state net operating loss carryforwards. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred income tax asset that is more likely than not of being realized. Accumulated net operating losses of $263.8 million and $85.2 million at December 31, 2007 and 2006, respectively, are attributed to a captive reinsurance company that is temporarily excluded from our consolidated federal income tax return. These net operating losses expire in 2021 and 2022. The captive reinsurance company will be able to join the consolidated income tax return in 2012 and it is anticipated that all accumulated net operating losses will be utilized before expiration; therefore, there is no valuation allowance established for the deferred income tax assets established for these net operating losses.

The IRS has completed examinations of the U.S. consolidated federal income tax returns for 2003 and prior years. The IRS’ completion of the examinations for the years 1999 – 2001 resulted in notices of deficiency dated December 29, 2004, and March 1, 2005. We paid the deficiencies (approximately $444.0 million for 1999 and 2000, and $1.3 million for 2001, including interest) in the first quarter of 2005 and have filed, or will file, claims for refund relating to the disputed adjustments. The examination for the years 2002 and 2003 resulted in a refund of approximately $176.7 million (including interest) of which $161.5 million related to deficiencies previously paid as a result of the 1999 through 2001 examination. We believe that we have adequate defenses against, or sufficient provisions for, the contested issues, but final resolution of the contested issues could take several years while legal remedies are pursued. Consequently, we do not expect the ultimate resolution of issues in tax years 1999 – 2003 to have a material impact on our net income. Similarly, we believe there are adequate defenses against, or sufficient provisions for, any challenges that might arise in tax years subsequent to 2003.

47 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
1-800-633-1373

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

13.	Income Taxes — (continued)

In August 2007, the IRS issued Revenue Ruling 2007-54, which provides guidance on the methodology that life insurance companies use to calculate the dividends received deduction relating to variable life insurance and variable annuity contracts. The deduction for dividends received reduces the amount of dividend income subject to tax and is a significant component of the difference between our periodic effective income tax rate and the U.S. corporate income tax rate of 35%. In September 2007, the IRS issued Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54, and indicated it would issue regulations to address the issues. No regulations have been proposed and we cannot predict whether any such regulations would affect our deduction for dividends received with respect to variable contracts.

Net cash paid for income taxes was $246.4 million in 2007. Net cash paid for income taxes was $177.3 million in 2006, which included a $155.1 million audit refund pertaining to prior tax years; and $676.9 million in 2005, primarily due to the notices of deficiency noted above.

14.	Employee and Agent Benefits

We have post-retirement benefit plans covering substantially all of our employees and certain agents, including employees of other companies affiliated with our ultimate parent, PFG (“affiliated companies”). Actuarial information regarding the status of the post-retirement benefit plans is calculated for the total plan only. The affiliated company portion of the actuarial present value of the accumulated or projected benefit obligations, or net assets available for benefits, is not separately determined. However, we are reimbursed for employee benefits related to the affiliated companies. The reimbursement is not reflected in our employee and agent benefits disclosures.

We have defined benefit pension plans covering substantially all of our employees and certain agents. Some of these plans provide supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. The employees and agents are generally first eligible for the pension plans when they reach age 21. For plan participants employed prior to January 1, 2002, the pension benefits are based on the greater of a final average pay benefit or a cash balance benefit. The final average pay benefit is based on the years of service and generally the employee’s or agent’s average annual compensation during the last five years of employment. Partial benefit accrual of final average pay benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The cash balance portion of the plan started on January 1, 2002. An employee’s account is credited with an amount based on the employee’s salary, age and service. These credits accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance plan applies. Our policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to us. Our funding policy for the qualified defined benefit plan is to contribute an amount annually at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (“ERISA”) and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. Our funding policy for the non-qualified benefit plan is to fund the plan in the years that the employees are providing service to us using a methodology similar to the calculation of the net periodic benefit cost under U.S. GAAP, but using long-term assumptions. However, if the U.S. GAAP funded status is positive, no deposit is made. While we designate assets to cover the computed liability of the non-qualified plan, the assets are not included as part of the asset balances presented in this footnote as they do not qualify as plan assets in accordance with U.S. GAAP.

We also provide certain health care, life insurance and long-term care benefits for retired employees. Subsidized retiree health benefits are provided for employees hired prior to January 1, 2002. Employees hired after December 31, 2001, have access to retiree health benefits but are intended to pay for the full cost of the coverage. The health care plans are contributory with participants’ contributions adjusted annually; the contributions are based on the number of years of service and age at retirement for those hired prior to January 1, 2002. As part of the substantive plan, the retiree health contributions are assumed to be adjusted in the future as claim levels change. The life insurance plans

Principal Premier Variable Annuity Contract	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 48
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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

14.	Employee and Agent Benefits — (continued)

are contributory for a small group of previously grandfathered participants that have elected supplemental coverage and dependent coverage.

Covered employees are first eligible for the medical and life postretirement benefits when they reach age 57 and have completed ten years of service with us. Retiree long-term care benefits are provided for employees whose retirement was effective prior to July 1, 2000. Partial benefit accrual of these health, life and long-term care benefits is recognized from the employee’s date of hire until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. Our policy is to fund the cost of providing retiree benefits in the years that the employees are providing service to us using a methodology similar to the calculation of the net periodic benefit cost under U.S. GAAP, but using long-term assumptions. However, if the U.S. GAAP funded status is positive, no deposit is made.

For 2007, we used a measurement date of October 1 for the pension and other postretirement benefit plans. For 2008, we will use a December 31 measurement date as required by SFAS 158.

Obligations and Funded Status

The plans’ combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations, was as follows:

	Pension Benefits		Other Postretirement Benefits
	December 31,		December 31,
	2007	2006	2007	2006
	(in millions)

Change in benefit obligation
Benefit obligation at beginning of year	$(1,480.6)	$(1,441.7)	$(257.9)	$(287.3)
Service cost	(47.1)	(47.0)	(8.0)	(9.5)
Interest cost	(89.5)	(81.6)	(15.5)	(16.2)
Actuarial gain (loss)	(33.3)	43.0	1.2	47.1
Participant contributions	—	—	(4.5)	(4.1)
Benefits paid	51.0	47.3	13.6	13.0
Plan amendments	(4.3)	(0.6)	—	—
Other	—	—	(0.8)	(0.9)

Benefit obligation at end of year	$(1,603.8)	$(1,480.6)	$(271.9)	$(257.9)

Change in plan assets
Fair value of plan assets at beginning of year	$1,410.1	$1,297.8	$466.7	$448.9
Actual return on plan assets	208.5	129.8	59.7	26.2
Employer contribution	30.0	29.8	0.7	0.5
Participant contributions	—	—	4.5	4.1
Benefits paid	(51.0)	(47.3)	(13.6)	(13.0)

Fair value of plan assets at end of year	$1,597.6	$1,410.1	$518.0	$466.7

Amount recognized in statement of financial position
Other assets	$304.4	$205.1	$246.2	$208.9
Other liabilities	(310.6)	(275.6)	(0.1)	(0.1)

Total	$(6.2)	$(70.5)	$246.1	$208.8

Amount recognized in accumulated other comprehensive income
Total net actuarial (gain) loss	$42.5	$113.5	$(84.8)	$(59.5)
Prior service benefit	(49.1)	(61.7)	(12.0)	(14.6)

Pre-tax accumulated other comprehensive income (gain) loss	$(6.6)	$51.8	$(96.8)	$(74.1)

49 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
1-800-633-1373

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

14.	Employee and Agent Benefits — (continued)

The accumulated benefit obligation for all defined benefit pension plans was $1,363.1 million and $1,274.3 million at December 31, 2007 and 2006, respectively.

Employer contributions to the pension plans include contributions made directly to the qualified pension plan assets and contributions from corporate assets to pay nonqualified pension benefits. Benefits paid from the pension plans include both qualified and nonqualified plan benefits. Nonqualified pension plan assets are not included as part of the asset balances presented in this footnote. The nonqualified pension plan assets are held in a Rabbi trust for the benefit of all nonqualified plan participants. The assets held in a Rabbi trust are available to satisfy the claims of general creditors only in the event of bankruptcy. Therefore, these assets are fully consolidated in our consolidated statements of financial position and are not reflected in our funded status as they do not qualify as plan assets. The market value of assets held in these trusts was $237.2 million and $216.0 million as of December 31, 2007 and 2006, respectively.

Pension Plan Changes and Plan Gains/Losses

As of January 1, 2006, changes were made to our retirement program, including the Principal Select Saving Plan (“401(k)”), the Principal Pension Plan (“Pension Plan”) and to the corresponding nonqualified plans. The qualified and nonqualified pension plan changes include a reduction to the traditional and cash balance formulas, a change in the early retirement factors and the removal of the cost of living adjustments for traditional benefits earned after January 1, 2006. The qualified and nonqualified 401(k) plan’s company match increased from 50% of a contribution rate up to a maximum of 3% of the participant’s compensation to 75% of a contribution rate up to a maximum of 6% of the participant’s compensation. Employees who were at least 47 years old, with a minimum of 10 years of service as of December 31, 2005, were given the choice to remain under the current pension and 401(k) arrangement or move to the new plan design. The vast majority of this group chose to remain under the current pension and 401(k) arrangement. The Pension Plan changes were recognized as a prior service credit and resulted in a reduction of liabilities of $73.9 million at December 31, 2005.

On January 1, 2008, the vesting schedule for the Principal Pension Plan changed to a three-year cliff schedule as required by the Pension Protection Act of 2006. This change was recognized as a prior service cost and resulted in an increase in liabilities of $4.3 million at December 31, 2007.

For the year ended December 31, 2007, the pension plans had an actuarial loss of $33.3 million, primarily due to salary increases greater than assumed, which was partially offset by the increase in the discount rate. For the year ended December 31, 2006, the pension plans had an actuarial gain of $43.0 million, primarily due to the increase in the discount rate, which was partially offset by greater than expected salary increases.

Other Post Retirement Plan Changes and Plan Gains/Losses

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Medicare Modernization Act”) was signed into law. The Medicare Modernization Act introduced a prescription drug benefit under Medicare (“Medicare Part D”) as well as a federal subsidy to sponsors of retiree medical benefit plans. During 2007 and 2006, the Medicare subsidies we received and accrued for were $0.8 million and $0.9 million, respectively, and included in service cost.

An actuarial gain of $1.2 million occurred during 2007 for the other postretirement benefit plans. This was due to a less than assumed increase in health care claim costs, as well as an increase in the discount rate. The gain was partially offset by an increase of the trend assumption. An actuarial gain of $47.1 million occurred during 2006 for the other postretirement benefit plans. This was due to a less than assumed increase in health care claim costs and trend assumption, as well as an increase in the discount rate. Retiree contributions also increased more than health care claim costs.

Principal Premier Variable Annuity Contract	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 50
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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

14.	Employee and Agent Benefits — (continued)

Information for pension plans with an accumulated benefit obligation in excess of plan assets:

The obligations below relate only to the nonqualified pension plan liabilities. As noted previously, the nonqualified plans have assets that are deposited in trusts that fail to meet the U.S. GAAP requirements to be included in plan assets; however, these assets are included in our consolidated statements of financial position.

	December 31,
	2007	2006
	(in millions)

Projected benefit obligation	$310.6	$275.6
Accumulated benefit obligation	239.1	216.4

Information for other postretirement benefit plans with an accumulated postretirement benefit obligation in excess of plan assets:

	December 31,
	2007	2006
	(in millions)

Accumulated postretirement benefit obligation	$2.0	$2.1
Fair value of plan assets	1.9	2.0

Components of net periodic benefit cost:

	Pension Benefits			Other Postretirement Benefits
	For the Year Ended December 31,
	2007	2006	2005	2007	2006	2005
	(in millions)

Service cost	$47.1	$47.0	$49.7	$8.0	$9.5	$10.0
Interest cost	89.5	81.6	77.4	15.5	16.2	16.9
Expected return on plan assets	(114.2)	(105.4)	(96.2)	(33.7)	(32.4)	(29.4)
Amortization of prior service cost (benefit)	(8.3)	(9.0)	1.3	(2.6)	(2.6)	(2.6)
Recognized net actuarial (gain) loss	10.0	20.4	16.4	(1.9)	0.2	0.5

Net periodic benefit cost (income)	$24.1	$34.6	$48.6	$(14.7)	$(9.1)	$(4.6)

The pension plans’ actuarial gains and losses are amortized using a straight-line amortization method over the average remaining service period of plan participants. For the qualified pension plan, gains and losses are amortized without use of the 10% allowable corridor; for the nonqualified pension plans and other postretirement benefit plans, the corridors allowed are used.

51 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
1-800-633-1373

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

14.	Employee and Agent Benefits — (continued)

			Other
			Postretirement
	Pension Benefits		Benefits
	For the Year Ended December 31,
	2007	2006	2007	2006
	(in millions)

Other changes recognized in accumulated other comprehensive income (Post-SFAS 158)
Net actuarial (gain) loss	$(61.0)	$113.5	$(27.2)	$(59.5)
Prior service cost (benefit)	4.3	(61.7)	—	(14.6)
Amortization of net gain (loss)	(10.0)	—	1.9	—
Amortization of prior year service benefit	8.3	—	2.6	—

Total recognized in accumulated other comprehensive income	$(58.4)	$51.8	$(22.7)	$(74.1)

Total recognized in net periodic benefit cost and accumulated other comprehensive income	$(34.3)	$86.4	$(37.4)	$(83.2)

As of and subsequent to December 31, 2006, net actuarial (gain) loss and net prior service cost benefit have been recognized in accumulated other comprehensive income due to the initial application of SFAS 158.

The estimated net actuarial (gain) loss and prior service cost (benefit) that will be amortized from accumulated other comprehensive income into net periodic benefit cost for the pension benefits during the 2008 fiscal year are $1.1 million and $(7.7) million, respectively. The estimated net actuarial (gain) loss and prior service cost (benefit) for the postretirement benefits that will be amortized from accumulated other comprehensive income into net periodic benefit cost during the 2008 fiscal year are $(3.2) million and $(2.5) million, respectively. During 2008, additional amounts will be amortized from accumulated other comprehensive income as a direct adjustment to retained earnings due to the change in measurement date required by SFAS 158. For the pension plans, $0.3 million will be amortized from net (gain) loss and $(1.9) million from prior service cost (benefit) due to the change in the measurement date. For the postretirement plans, $(0.8) million will be amortized from net (gain) loss and $(0.6) million from prior service cost (benefit) due to the change in the measurement date.

Assumptions:

Weighted-average assumptions used to determine benefit obligations as disclosed under the Obligations and Funded Status section:

	Pension Benefits		Other Postretirement Benefits
	For the Year Ended December 31,
	2007	2006	2007	2006

Discount rate	6.30%	6.15%	6.30%	6.15%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%

Principal Premier Variable Annuity Contract	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 52
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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

14.	Employee and Agent Benefits — (continued)

Weighted-average assumptions used to determine net periodic benefit cost:

	Pension Benefits			Other Postretirement Benefits
	For the Year Ended December 31,
	2007	2006	2005	2007	2006	2005

Discount rate	6.15%	5.75%	6.00%	6.15%	5.75%	6.00%
Expected long-term return on plan assets	8.25%	8.25%	8.50%	7.30%	7.30%	7.30%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%

For other postretirement benefits, the 7.30% rate for 2007 is based on the weighted average expected long-term asset returns for the medical, life and long-term care plans. The expected long-term rates for the medical, life and long-term care plans are 7.25%, 7.75% and 5.85%, respectively.

The expected return on plan assets is the long-term rate we expect to be earned based on the plans’ investment strategy. Historical and expected future returns of multiple asset classes were analyzed to develop a risk free rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk free real rate of return and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plans. Based on a review in 2005, the long term expected return on plan assets was lowered for the 2006 pension expense calculation.

Assumed health care cost trend rates:

	December 31,
	2007	2006

Health care cost trend rate assumed for next year under age 65	12.0%	12.0%
Health care cost trend rate assumed for next year age 65 and over	11.0%	11.0%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.0%	5.0%
Year that the rate reaches the ultimate trend rate	2019	2018

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	1-Percentage-	1-Percentage-
	Point Increase	Point Decrease
	(in millions)

Effect on total of service cost and interest cost components	$5.1	$(3.7)
Effect on accumulated postretirement benefit obligation	(33.0)	26.6

53 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
1-800-633-1373

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

14.	Employee and Agent Benefits — (continued)

Pension Plan Assets

The qualified pension plan’s weighted-average asset allocations by asset category as of the two most recent measurement dates are as follows:

	October 1,
Asset Category	2007	2006

Domestic equity securities	53%	54%
International equity securities	18	14
Domestic debt securities	21	23
Real estate	8	9

Total	100%	100%

Our investment strategy is to achieve the following:

•	Obtain a reasonable long-term return consistent with the level of risk assumed and at a cost of operation within prudent levels. Performance benchmarks are monitored.

•	Ensure sufficient liquidity to meet the emerging benefit liabilities for the plan.

•	Provide for diversification of assets in an effort to avoid the risk of large losses and maximize the investment return to the pension plan consistent with market and economic risk.

In administering the qualified pension plan’s asset allocation strategy, we consider the projected liability stream of benefit payments, the relationship between current and projected assets of the plan and the projected actuarial liabilities streams, the historical performance of capital markets adjusted for the perception of future short- and long-term capital market performance and the perception of future economic conditions.

The overall target asset allocation for the qualified plan assets is:

Target
Asset Category	Allocation

Domestic equity securities	40% - 60%
International equity securities	5% - 20%
Domestic debt securities	20% - 30%
International debt securities	0% - 7%
Real estate	3% - 10%
Other	0% - 7%

Principal Premier Variable Annuity Contract	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 54
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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

14.	Employee and Agent Benefits — (continued)

Other Postretirement Benefit Plan Assets

The other postretirement benefit plans’ weighted-average asset allocations by asset category as of the two most recent measurement dates are as follows:

	October 1,
Asset Category	2007	2006

Equity securities	63%	58%
Debt securities	37	42

Total	100%	100%

The weighted average target asset allocation for the other postretirement benefit plans is:

Target
Asset Category	Allocation

Equity securities	50 - 70%
Debt securities	30 - 50%

The investment strategies and policies for the other postretirement benefit plans are similar to those employed by the qualified pension plan.

Contributions

We do not expect to contribute to our other postretirement benefit plans in 2008. Our funding policy for the qualified pension plan is to fund the plan annually in an amount at least equal to the minimum annual contribution required under ERISA and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. We do not anticipate that we will be required to fund a minimum annual contribution under ERISA for the qualified pension plan. At this time, it is too early to estimate the amount that may be contributed, but it is possible that we may fund the plans in 2008 in the range of $20-$50 million. This includes funding for both our qualified and nonqualified pension plans.

Estimated Future Benefit Payments

The estimated future benefit payments, which reflect expected future service, and the expected amount of tax-free subsidy receipts under Medicare Part D are:

		Other Postretirement Benefits
		(Gross Benefit Payments,
		Including Prescription Drug	Amount of Medicare Part D
	Pension benefits	Benefits)	Subsidy Receipts
	(in millions)

Year ending December 31:
2008	$61.7	$19.9	$1.3
2009	65.4	21.9	1.4
2010	70.1	24.1	1.6
2011	74.6	26.5	1.8
2012	80.6	29.2	2.0
2013-2017	506.4	191.9	14.6

55 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
1-800-633-1373

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

14.	Employee and Agent Benefits — (continued)

The above table reflects the total estimated future benefits to be paid from the plan, including both our share of the benefit cost and the participants’ share of the cost, which is funded by their contributions to the plan.

The assumptions used in calculating the estimated future benefit payments are the same as those used to measure the benefit obligation for the year ended December 31, 2007.

The information that follows shows supplemental information for our defined benefit pension plans. Certain key summary data is shown separately for qualified and non-qualified plans.

	For the Year Ended December 31,
	2007			2006
Amount Recognized in Statement of	Qualified	Nonqualified		Qualified	Nonqualified
Financial Position	Plan	Plans	Total	Plan	Plans	Total
	(in millions)

Other assets	$304.4	$—	$304.4	$205.1	$—	$205.1
Other liabilities	—	(310.6)	(310.6)	—	(275.6)	(275.6)

Total	$304.4	$(310.6)	$(6.2)	$205.1	$(275.6)	$(70.5)

Amount recognized in accumulated other comprehensive income
Total net actuarial (gain) loss	$(59.7)	$102.2	$42.5	$24.2	$89.3	$113.5
Prior service cost benefit	(35.3)	(13.8)	(49.1)	(45.1)	(16.6)	(61.7)

Total accumulated other comprehensive income (loss) (not adjusted for applicable tax)	$(95.0)	$88.4	$(6.6)	$(20.9)	$72.7	$51.8

Components of net periodic benefit cost
Service cost	$39.2	$7.9	$47.1	$39.3	$7.7	$47.0
Interest cost	72.9	16.6	89.5	67.2	14.4	81.6
Expected return on plan assets	(114.2)	—	(114.2)	(105.4)	—	(105.4)
Amortization of prior service cost benefit	(5.9)	(2.4)	(8.3)	(5.9)	(3.1)	(9.0)
Recognized net actuarial gain	2.8	7.2	10.0	12.9	7.5	20.4

Net periodic benefit cost (benefit)	$(5.2)	$29.3	$24.1	$8.1	$26.5	$34.6

Other changes recognized in accumulated other comprehensive income
Net actuarial (gain) loss	$(81.1)	$20.1	$(61.0)	$24.2	$89.3	$113.5
Prior service cost (benefit)	4.0	0.3	4.3	(45.1)	(16.6)	(61.7)
Amortization of net loss	(2.8)	(7.2)	(10.0)	—	—	—
Amortization of prior service cost benefit	5.9	2.4	8.3	—	—	—

Total recognized in accumulated other comprehensive income	$(74.0)	$15.6	$(58.4)	$(20.9)	$72.7	$51.8

Total recognized in net periodic benefit cost and accumulated other comprehensive income	$(79.2)	$44.9	$(34.3)	$(12.8)	$99.2	$86.4

In addition, we have defined contribution plans that are generally available to all employees and agents. Eligible participants could not contribute more than $15,500 of their compensation to the plans in 2007. Effective January 1, 2006, we made several changes to the retirement programs. In general, the pension and supplemental executive retirement plan benefit formulas were reduced and the 401(k) matching contribution was increased. Employees who

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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

14.	Employee and Agent Benefits — (continued)

were age 47 or older with at least ten years of service on December 31, 2005, could elect to retain the prior benefit provisions and forgo receipt of the additional matching contributions. The employees who elected to retain the prior benefit provisions are referred to as “Grandfathered Choice Participants”. In 2006, we matched the Grandfathered Choice Participant’s contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant’s compensation. For all other participants, we matched the participant’s contributions at a 75% contribution rate up to a maximum of 6% of the participant’s compensation. The defined contribution plans allow employees to choose among various investment options, including our common stock. We contributed $40.0 million, $36.4 million and $19.0 million in 2007, 2006 and 2005, respectively, to our qualified defined contribution plans.

We also have a nonqualified defined contribution plan available to select employees and agents which allows them to contribute amounts in excess of limits imposed by federal tax law. In 2007 and 2006, we matched the Grandfathered Choice Participant’s Contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant’s compensation. For all other participants, we matched the participant’s contributions at a 75% contribution rate up to a maximum contribution of 6% of the participant’s compensation. We contributed $7.5 million, $8.0 million and $4.8 million in 2007, 2006 and 2005, respectively, to our nonqualified defined contribution plans.

15.	Contingencies, Guarantees and Indemnifications

Litigation and Regulatory Contingencies

We are regularly involved in litigation, both as a defendant and as a plaintiff, but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of asset management and accumulation products and services, life, health and disability insurance. Some of the lawsuits are class actions, or purport to be, and some include claims for punitive damages. In addition, regulatory bodies, such as state insurance departments, the SEC, the Financial Industry Regulatory Authority (formerly known as the National Association of Securities Dealers, Inc.), the Department of Labor and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, ERISA and laws governing the activities of broker-dealers. We receive requests from regulators and other governmental authorities relating to other industry issues and may receive additional requests, including subpoenas and interrogatories, in the future.

Several lawsuits have been filed against other insurance companies and insurance brokers alleging improper conduct relating to the payment and non-disclosure of contingent compensation and bid-rigging activity. Several of these suits were filed as purported class actions. Several state attorneys general and insurance regulators have initiated industry-wide inquiries or other actions relating to compensation arrangements between insurance brokers and insurance companies and other industry issues. Beginning in March of 2005, we received subpoenas and interrogatories from the offices of the Attorneys General of New York and Connecticut seeking information related to compensation agreements with brokers and agents and the sale of retirement products and services. In November 2007, we reached a settlement with the Attorney General of the State of Connecticut regarding a limited number of expense reimbursement arrangements made with a few brokers who sold single premium group annuity policies. The policies primarily funded terminating defined benefit plans. The settlement called for us to establish a fund in the amount of $4.4 million to be paid to plan sponsors who purchased single premium group annuity policies from brokers who received payments from us from 1998 through January 2006. We also agreed to pay a penalty of $0.6 million to the State of Connecticut. We expect no further action to be taken by the Attorneys General of Connecticut and New York relating to these issues.

On November 8, 2006, a trustee of Fairmount Park Inc. Retirement Savings Plan filed a putative class action lawsuit in the United States District Court for the Southern District of Illinois against us. Our Motion to Transfer Venue was granted and the case is now pending in the Southern District of Iowa. The complaint alleges, among other things, that we breached our alleged fiduciary duties while performing services to 401(k) plans by failing to disclose, or adequately

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Notes to Consolidated Financial Statements — (continued)

15.	Contingencies, Guarantees and Indemnifications — (continued)

disclose, to employers or plan participants the fact that we receive “revenue sharing fees from mutual funds that are included in its pre-packaged 401(k) plans” and allegedly failed to use the revenue to defray the expenses of the services provided to the plans. Plaintiff further alleges that these acts constitute prohibited transactions under ERISA. Plaintiff seeks to certify a class of all retirement plans to which we were a service provider and for which we received and retained “revenue sharing” fees from mutual funds. Plaintiff seeks declaratory, injunctive and monetary relief. We are aggressively defending the lawsuit.

On August 28, 2007, two plaintiffs filed two putative class action lawsuits in the United States District Court for the Southern District of Iowa against PFG and Princor Financial Services Corporation (the “Principal Defendants”). One of the lawsuits alleges that the Principal Defendants breached alleged fiduciary duties to participants in employer-sponsored 401(k) plans who were retiring or leaving their respective plans, including providing misleading information and failing to act solely in the interests of the participants, resulting in alleged violations of ERISA. The Plaintiffs dismissed the second suit which was based upon the same facts and alleged violations of the Securities Exchange Act of 1934 and the Securities Act of 1933. The Principal Defendants have filed a Motion to Dismiss the remaining lawsuit.

While the outcome of any pending or future litigation or regulatory matter cannot be predicted, management does not believe that any pending litigation or regulatory matter will have a material adverse effect on our business or financial position. The outcome of such matters is always uncertain and unforeseen results can occur. It is possible that such outcomes could materially affect net income in a particular quarter or annual period.

Guarantees and Indemnifications

In the normal course of business, we have provided guarantees to third parties primarily related to a former subsidiary, joint ventures and industrial revenue bonds. These agreements generally expire through 2019. The maximum exposure under these agreements as of December 31, 2007, was approximately $187.0 million; however, we believe the likelihood is remote that material payments will be required and therefore any liability accrued within our consolidated statements of financial position is insignificant. Should we be required to perform under these guarantees, we generally could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event that performance is required under the guarantees or other recourse generally available to us, therefore, such guarantees would not result in a material adverse effect on our business or financial position. It is possible that such outcomes could materially affect net income in a particular quarter or annual period. The fair value of such guarantees is not material.

We are also subject to various other indemnification obligations issued in conjunction with certain transactions, primarily the sale of Principal Residential Mortgage, Inc. and other divestitures, acquisitions and financing transactions whose terms range in duration and often are not explicitly defined. Certain portions of these indemnifications may be capped, while other portions are not subject to such limitations; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe the likelihood is remote that material payments would be required under such indemnifications and therefore such indemnifications would not result in a material adverse effect on our business or financial position. It is possible that such outcomes could materially affect net income in a particular quarter or annual period. The fair value of such indemnifications was determined to be insignificant.

Operating Leases

As a lessee, we lease office space, data processing equipment, office furniture and office equipment under various operating leases. Rental expense for the years ended December 31, 2007, 2006 and 2005, respectively, was $50.7 million, $52.8 million and $57.0 million.

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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

15.	Contingencies, Guarantees and Indemnifications — (continued)

At December 31, 2007, the future minimum lease payments are $180.3 million. The following represents payments due by period for operating lease obligations as of December 31, 2007 (in millions):

Year Ending December 31:
2008	$46.8
2009	40.4
2010	32.8
2011	22.8
2012	12.7
2013 and thereafter	30.7

186.2
Less: Future sublease rental income on noncancelable leases	5.9

Total future minimum lease payments	$180.3

Capital Leases

As a lessee, we lease an aircraft under a capital lease. As of December 31, 2007 and 2006, respectively, the aircraft had a gross asset balance of $14.4 million and accumulated depreciation of $1.7 million and $1.1 million. Depreciation expense for each of the years ended December 31, 2007, 2006 and 2005 was $0.6 million.

Beginning in 2007, we also lease hardware storage equipment under capital leases. As of December 31, 2007, these leases had a gross asset balance of $15.2 million and accumulation depreciation of $5.0 million. Depreciation expense for the year ended December 31, 2007, was $5.0 million.

The following represents future minimum lease payments due by period for capital lease obligations as of December 31, 2007 (in millions).

Year ending December 31:
2008	$5.4
2009	3.8
2010	1.7
2011	0.4
2012	—
2013 and thereafter	—

Total	11.3
Less: Amounts representing interest	0.7

Net present value of minimum lease payments	$10.6

Securities Lending

We participate in a securities lending program whereby certain fixed maturity securities from the investment portfolio are loaned to other institutions for a short period of time. We maintain ownership of the loaned securities. Both we and the borrower can request or return the loaned securities at any time. We require initial cash collateral equal to 102 percent of the market value of the loaned securities. The collateral is invested by the lending agent in accordance with our guidelines. Net returns on the investments, after payment of a rebate to the borrower, are shared between the agent and us. The transaction is accounted for as a secured borrowing and the collateral is recorded as an asset on our statement of financial position, with a corresponding liability reflecting our obligation to return the collateral upon the return of the loaned securities.

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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

15.	Contingencies, Guarantees and Indemnifications — (continued)

As of December 31, 2007 and 2006, we had received $622.7 million and $672.1 million, respectively, of cash collateral on securities lending. The cash collateral is included in other assets with a corresponding liability recorded in other liabilities. As of December 31, 2007 and 2006, we had loaned securities with a fair value of $608.9 million and $655.3 million, respectively.

Securities Posted as Collateral

We posted $807.7 million in securities under collateral agreements at December 31, 2007, to satisfy collateral requirements primarily associated with our derivatives credit support agreements and a reinsurance arrangement.

Letters of Credit

We have entered into an agreement with a third party who issues standby letters of credit on behalf of a wholly-owned captive reinsurance subsidiary. The letters of credit are used to support a portion of the statutory reserves assumed by our captive reinsurance company. The letters of credit also allow us to take credit for ceded reserves on our statutory balance sheet. As of December 31, 2007, there was a total of $365.0 million in outstanding letters of credit.

16.	Stockholder’s Equity

Accumulated Other Comprehensive Income

Comprehensive income includes all changes in stockholder’s equity during a period except those resulting from investments by stockholders and distributions to stockholders.

The components of accumulated other comprehensive income were as follows:

	Net Unrealized	Net Unrealized Gains	Foreign		Accumulated
	Gains on	(Losses) on	Currency	Minimum	Other
	Available-for-Sale	Derivative	Translation	Pension	Comprehensive
	Securities	Instruments	Adjustment	Liability	Income
	(in millions)

Balances at January 1, 2005	$1,316.7	$(0.8)	$(7.8)	$(5.3)	$1,302.8
Net change in unrealized gains on fixed maturities, available-for-sale	(902.3)	—	—	—	(902.3)
Net change in unrealized gains on equity securities, available-for-sale	5.8	—	—	—	5.8
Net change in unrealized gains on equity method subsidiaries and minority interest adjustments	5.3	—	—	—	5.3
Adjustments for assumed changes in amortization pattern	94.7	—	—	—	94.7
Net change in unrealized losses on derivative instruments	—	41.7	—	—	41.7
Net change in unrealized gains on policyholder dividend obligation	84.7	—	—	—	84.7
Change in net foreign currency translation adjustment	—	—	0.7	—	0.7
Change in minimum pension liability adjustment	—	—	—	(9.5)	(9.5)
Net change in provision for deferred income tax benefit (expense)	244.2	(16.5)	—	3.3	231.0

Balances at December 31, 2005	$849.1	$24.4	$(7.1)	$(11.5)	$854.9

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Notes to Consolidated Financial Statements — (continued)

16.	Stockholder’s Equity — (continued)

	Net Unrealized		Foreign	Unrecognized		Accumulated
	Gains on	Net Unrealized	Currency	Post-Retirement	Minimum	Other
	Available-for-Sale	Gains on Derivative	Translation	Benefit	Pension	Comprehensive
	Securities	Instruments	Adjustment	Obligations	Liability	Income
	(in millions)

Balances at January 1, 2006	$849.1	$24.4	$(7.1)	$—	$(11.5)	$854.9
Net change in unrealized gains on fixed maturities, available-for-sale	(454.2)	—	—	—	—	(454.2)
Net change in unrealized gains on equity securities, available-for-sale	(12.0)	—	—	—	—	(12.0)
Net change in unrealized gains on equity method subsidiaries and minority interest adjustments	6.7	—	—	—	—	6.7
Adjustments for assumed changes in amortization pattern	8.1	—	—	—	—	8.1
Net change in unrealized gains on derivative instruments	—	0.3	—	—	—	0.3
Net change in unrealized gains on policyholder dividend obligation	33.7	—	—	—	—	33.7
Change in net foreign currency translation adjustment	—	—	1.6	—	—	1.6
Change in minimum pension liability	—	—	—	—	4.2	4.2
Transition adjustment related to post-retirement benefit obligations	—	—	—	22.3	13.4	35.7
Net change in provision for deferred income tax benefit (expense)	147.6	(0.1)	—	(7.8)	(6.1)	133.6

Balances at December 31, 2006	$579.0	$24.6	$(5.5)	$14.5	$—	$612.6

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Notes to Consolidated Financial Statements — (continued)

16.	Stockholder’s Equity — (continued)

	Net Unrealized	Net Unrealized	Foreign	Unrecognized	Accumulated
	Gains on	Gains on	Currency	Post-Retirement	Other
	Available-for-Sale	Derivative	Translation	Benefit	Comprehensive
	Securities	Instruments	Adjustment	Obligations	Income
	(in millions)

Balances at January 1, 2007	$579.0	$24.6	$(5.5)	$14.5	$612.6
Net change in unrealized gains on fixed maturities, available-for-sale	(983.5)	—	—	—	(983.5)
Net change in unrealized gains on equity securities, available-for-sale	(12.1)	—	—	—	(12.1)
Net change in unrealized gains on equity method subsidiaries and minority interest adjustments	22.0	—	—	—	22.0
Adjustments for assumed changes in amortization pattern	130.3	—	—	—	130.3
Net change in unrealized gains on derivative instruments	—	(7.6)	—	—	(7.6)
Change in net foreign currency translation adjustment	—	—	1.7	—	1.7
Change in unrecognized post-retirement benefit obligations	—	—	—	81.1	81.1
Net change in provision for deferred income tax benefit (expense)	295.5	4.6	1.3	(28.4)	273.0

Balances at December 31, 2007	$31.2	$21.6	$(2.5)	$67.2	$117.5

The following table sets forth the adjustments necessary to avoid duplication of items that are included as part of net income for a year that had been part of other comprehensive income in prior years:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)

Unrealized losses on available-for-sale securities arising during the year	$(550.8)	$(269.9)	$(442.4)
Adjustment for realized losses on available-for-sale securities included in net income	80.9	25.1	15.0

Unrealized losses on available-for-sale securities, as reported	$(469.9)	$(244.8)	$(427.4)

The above table is presented net of income tax, derivatives in cash flow hedge relationships, PDO and related changes in the amortization patterns of DPAC, sales inducements and unearned revenue reserves.

Dividend Limitations

Under Iowa law, we may pay stockholder dividends only from the earned surplus arising from our business and must receive the prior approval of the Commissioner to pay a stockholder dividend if such a stockholder dividend would exceed certain statutory limitations. The current statutory limitation is the greater of 10% of our policyholder surplus as of the preceding year-end or the net gain from operations from the previous calendar year. Based on this limitation and 2007 statutory results, we could pay approximately $686.5 million in stockholder dividends in 2008 without exceeding the statutory limitation.

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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

16.	Stockholder’s Equity — (continued)

17.	Fair Value of Financial Instruments

The following discussion describes the methods and assumptions we utilize in estimating our fair value disclosures for financial instruments. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from these fair value disclosure requirements. The techniques utilized in estimating the fair values of financial instruments are affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below. The estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

We define fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In some cases, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

Fair values of public debt and equity securities have been determined by us from public quotations, when available. Private placement securities and other corporate security fixed maturities where we do not receive a public quotation are valued by discounting the expected total cash flows. Market rates used are applicable to the yield, credit quality and average maturity of each security. Private equity securities may also utilize internal valuation methodologies appropriate for the specific asset. Fair values might also be determined using broker quotes.

Fair values of commercial and residential mortgage loans are determined by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of each loan.

Fair values of policy loans are estimated by discounting expected cash flows using a risk-free rate based on the U.S. Treasury curve.

Fair values of derivative instruments are determined using either pricing valuation models that utilize market data inputs or broker quotes. The valuation models consider projected discounted cash flows, relevant swap curves and appropriate implied volatilities.

The fair value of seed money investments classified as other investments is determined using the net asset value of the fund. The fair values for other assets classified as other investments, excluding derivative assets, seed money investments and equity investments in subsidiaries, and cash and cash equivalents in the accompanying consolidated statements of financial position approximate their carrying amounts.

The fair value of our securities lending collateral and securities lending payable approximate their carrying value.

Separate account assets include public equity, public and private debt securities, commercial mortgage loans and derivative instruments for which fair values are determined as previously described. Separate account assets also include real estate for which the fair value is estimated using valuation models.

The fair values of our reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued. Investment-type insurance contracts include insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and that are only a portion of the policyholder liabilities appearing in the consolidated statements of financial position. Insurance contracts include insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk. The fair values for our

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Notes to Consolidated Financial Statements — (continued)

insurance contracts, other than investment-type contracts, are not required to be disclosed. We do consider, however, the various insurance and investment risks in choosing investments for both insurance and investment-type contracts.

Fair values for debt issues are estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements.

The carrying amounts and estimated fair values of our financial instruments were as follows:

	December 31,
	2007		2006
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
	(in millions)

Assets (liabilities)
Fixed maturities, available-for-sale	$44,236.7	$44,236.7	$42,168.8	$42,168.8
Fixed maturities, trading	302.1	302.1	197.9	197.9
Equity securities, available-for-sale	309.7	309.7	645.3	645.3
Equity securities, trading	223.9	223.9	148.2	148.2
Net derivative assets and liabilities(1)	478.7	478.7	427.6	427.6
Mortgage loans	12,101.0	12,809.3	11,141.9	11,644.7
Policy loans	853.7	940.3	850.7	930.7
Other investments	163.0	163.0	141.0	141.0
Cash and cash equivalents	1,447.3	1,447.3	1,898.7	1,898.7
Securities lending collateral	622.7	622.7	672.1	672.1
Separate account assets	75,743.3	75,743.3	69,451.7	69,451.7
Investment-type insurance contracts	(37,388.7)	(36,627.9)	(34,255.1)	(33,652.9)
Short-term debt	(344.5)	(344.5)	(412.2)	(412.2)
Long-term debt	(186.9)	(201.4)	(256.1)	(214.1)
Securities lending payable	(622.7)	(622.7)	(672.1)	(672.1)

(1)	The fair value of our derivative instruments classified as assets as of December 31, 2007 and 2006, was $1,067.3 million and $695.5 million, respectively, and was reported with other investments on the consolidated statements of financial position. The fair value of our derivative instruments classified as liabilities as of December 31, 2007 and 2006, was $588.6 million and $267.9 million, respectively, and was reported with other liabilities on the consolidated statements of financial position.

18.	Statutory Insurance Financial Information

We prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (the “State of Iowa”). The State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices.

Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, we meet the minimum RBC requirements.

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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

Statutory net income and statutory surplus were as follows:

	As of or for the Year Ended December 31,
	2007	2006	2005
	(in millions)

Statutory net income	$540.2	$684.9	$666.2
Statutory surplus	3,695.0	3,596.1	3,657.8

19.	Segment Information

We provide financial products and services through the following segments: U.S. Asset Accumulation, Global Asset Management and Life and Health Insurance. In addition, there is a Corporate and Other segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.

Prior to 2007, amounts now reported in the U.S. Asset Accumulation segment and the Global Asset Management segment were reported together in the U.S. Asset Management and Accumulation segment. This change was made due to continued growth in our Global Asset Management business and has no impact on our consolidated financial statements for any period presented. Our segment results for 2006 and 2005 have been restated to conform to the current segment presentation.

The U.S. Asset Accumulation segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals.

The Global Asset Management segment provides asset management services to our asset accumulation business, our life and health insurance operations, the Corporate and Other segment and third-party clients.

The Life and Health insurance segment provides individual life insurance, group health insurance and specialty benefits, which consists of group dental and vision insurance, individual and group disability insurance and group life insurance, throughout the United States.

The Corporate and Other segment manages the assets representing capital that has not been allocated to any other segment. Financial results of the Corporate and Other segment primarily reflect our financing activities (including interest expense), income on capital not allocated to other segments, inter-segment eliminations, income tax risks and certain income, expenses and other after-tax adjustments not allocated to the segments based on the nature of such items.

Management uses segment operating earnings for goal setting, determining employee compensation and evaluating performance on a basis comparable to that used by securities analysts. We determine segment operating earnings by adjusting U.S. GAAP net income for net realized/unrealized capital gains and losses, as adjusted, and other after-tax adjustments which management believes are not indicative of overall operating trends. Net realized/unrealized capital gains and losses, as adjusted, are net of income taxes, related changes in the amortization pattern of DPAC and sales inducements, recognition of front-end fee revenues for sales charges on pension products and services, net realized capital gains and losses distributed, minority interest capital gains and losses and certain market value adjustments to fee revenues. Net realized/unrealized capital gains (losses), as adjusted, exclude periodic settlements and accruals on non-hedge derivative instruments. Segment operating revenues exclude net realized/unrealized capital gains (except periodic settlements and accruals on non-hedge derivatives) and their impact on recognition of front-end fee revenues and certain market value adjustments to fee revenues and include operating revenues from real estate properties that qualify for discontinued operations. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of segment operating earnings enhances the understanding of our results of operations by highlighting earnings attributable to the normal, ongoing operations of the business.

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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

19.	Segment Information — (continued)

The accounting policies of the segments are consistent with the accounting policies for the consolidated financial statements, with the exception of income tax allocation. The Corporate and Other segment functions to absorb the risk inherent in interpreting and applying tax law. The segments are allocated tax adjustments consistent with the positions we took on tax returns. The Corporate and Other segment results reflect any differences between the tax returns and the estimated resolution of any disputes.

The following tables summarize selected financial information by segment and reconcile segment totals to those reported in the consolidated financial statements:

	December 31,
	2007	2006
	(in millions)

Assets:
U.S. Asset Accumulation	$125,369.3	$115,888.8
Global Asset Management	1,226.2	1,227.5
Life and Health Insurance	14,783.8	14,336.6
Corporate and Other	2,771.5	2,999.2

Total consolidated assets	$144,150.8	$134,452.1

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)

Operating revenues by segment:
U.S. Asset Accumulation	$4,617.1	$3,924.9	$3,640.2
Global Asset Management	559.1	485.4	414.4
Life and Health Insurance	4,840.4	4,722.6	4,372.9
Corporate and Other	(65.2)	(82.2)	(66.5)

Total segment operating revenues	9,951.4	9,050.7	8,361.0
Add:
Net realized/unrealized capital gains (losses) (except periodic settlements and accruals on non-hedge derivatives), including recognition of front-end fee revenues and certain market value adjustments to fee revenues	(362.5)	29.9	(28.6)
Subtract:
Operating revenues from discontinued real estate investments	0.3	(3.1)	4.9

Total revenues per consolidated statements of operations	$9,588.6	$9,083.7	$8,327.5

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Notes to Consolidated Financial Statements — (continued)

19.	Segment Information — (continued)

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)

Operating earnings by segment, net of related income taxes:
U.S. Asset Accumulation	$605.5	$516.7	$448.2
Global Asset Management	103.7	100.1	71.8
Life and Health Insurance	223.3	285.3	277.4
Corporate and Other	45.1	26.6	10.6

Total segment operating earnings, net of related income taxes	977.6	928.7	808.0
Net realized/unrealized capital gains (losses), as adjusted(1)	(245.4)	7.7	(26.8)
Other after-tax adjustments(2)	8.9	41.2	50.9

Net income per consolidated statements of operations	$741.1	$977.6	$832.1

(1)	Net realized/unrealized capital gains (losses), as adjusted, is derived as follows:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)

Net realized/unrealized capital gains (losses):
Net realized/unrealized capital gains (losses)	$(348.4)	$30.4	$(17.5)
Periodic settlements and accruals on non-hedge derivatives(3)	(18.8)	—	—
Certain market value adjustments to fee revenues	(4.0)	(1.3)	(12.1)
Recognition of front-end fee revenues	8.7	0.8	1.0

Net realized/unrealized capital gains (losses), net of related revenue adjustments	(362.5)	29.9	(28.6)
Amortization of deferred policy acquisition and sales inducement costs related to net realized capital gains (losses)	10.4	5.4	(0.7)
Capital gains distributed	(10.9)	(11.8)	(5.7)
Minority interest capital gains	(11.4)	(7.5)	(2.4)

Net realized/unrealized capital gains (losses), including recognition of front-end fee revenues and certain market value adjustments to fee revenues, net of related amortization of deferred policy acquisition costs and sales inducement costs, capital gains distributed and minority interest capital gains	(374.4)	16.0	(37.4)
Income tax effect	129.0	(8.3)	10.6

Net realized/unrealized capital gains (losses), as adjusted	$(245.4)	$7.7	$(26.8)

(2)	In 2007, other after-tax adjustments of $8.9 million included (1) the positive effect of gain on sales of real estate properties that qualify for discontinued operations treatment ($20.0 million) and (2) the negative effect of tax refinements related to prior years ($11.1 million) .

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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

19.	Segment Information — (continued)

In 2006, other after-tax adjustments of $41.2 million included (1) the positive effect of: (a) gain on sales of real estate properties that qualify for discontinued operations treatment ($30.9 million) and (b) a favorable court ruling on a contested IRS issue for 1991 and later years ($18.8 million) and (2) the negative effect from a contribution to the Principal Financial Group, Inc. Foundation ($8.5 million).

In 2005, other after-tax adjustments of $50.9 million included (1) the positive effect of: (a) a decrease in income tax reserves established for IRS tax matters ($33.8 million) and (b) gains on sales of real estate properties that qualify for discontinued operations treatment ($22.3 million) and (2) the negative effect from a change in the estimated gain on disposal of Principal Residential Mortgage, Inc. ($5.2 million).

(3)	The amounts in periods prior to 2007 were not material.

The following is a summary of income tax expense (benefit) allocated to our segments for purposes of determining operating earnings. Segment income taxes are reconciled to income taxes reported on our consolidated statements of operations.

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)

Income tax expense by segment:
U.S. Asset Accumulation	$137.7	$115.2	$112.9
Global Asset Management	55.9	54.3	38.7
Life and Health Insurance	107.6	144.1	139.9
Corporate and Other	20.3	10.9	10.4

Total segment income taxes from operating earnings	321.5	324.5	301.9
Add:
Tax expense (benefits) related to net realized/unrealized capital gains (losses), as adjusted	(129.0)	8.3	(10.6)
Tax expense (benefits) related to other after-tax adjustments	8.8	(13.9)	(3.5)
Subtract:
Income tax expense (benefit) from discontinued real estate	0.1	(1.1)	1.8

Total income tax expense per consolidated statements of operations	$201.2	$320.0	$286.0

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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

19.	Segment Information — (continued)

The following table summarizes operating revenues for our products and services:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)

U.S. Asset Accumulation:
Full-service accumulation	$1,591.4	$1,382.7	$1,267.4
Individual annuities	799.8	582.8	471.6
Bank and trust services	66.8	53.0	38.8
Eliminations	(6.6)	(5.1)	(3.4)

Total Accumulation	2,451.4	2,013.4	1,774.4
Investment only	1,179.2	1,080.7	1,002.3
Full-service payout	986.5	830.8	863.5

Total Guaranteed	2,165.7	1,911.5	1,865.8

Total U.S. Asset Accumulation	4,617.1	3,924.9	3,640.2
Global Asset Management(1)	559.1	485.4	414.4
Life and Health Insurance:
Individual life insurance	1,370.1	1,344.7	1,361.7
Health insurance	2,001.7	2,063.8	1,879.7
Specialty benefits insurance	1,470.7	1,316.0	1,131.5
Eliminations	(2.1)	(1.9)	—

Total Life and Health Insurance	4,840.4	4,722.6	4,372.9
Corporate and Other	(65.2)	(82.2)	(66.5)

Total operating revenues	$9,951.4	$9,050.7	$8,361.0

Total operating revenues	$9,951.4	$9,050.7	$8,361.0
Net realized/unrealized capital gains (losses) (except periodic settlements and accruals on non-hedge derivatives), including recognition of front-end fee revenues and certain market value adjustments to fee revenues	(362.5)	29.9	(28.6)
Operating revenues from discontinued real estate investments	(0.3)	3.1	(4.9)

Total revenues per consolidated statements of operations	$9,588.6	$9,083.7	$8,327.5

(1)	Reflects inter-segment revenues of $171.4 million, $152.3 million and $131.3 million in 2007, 2006 and 2005, respectively. These revenues are eliminated within the Corporate and Other segment.

20.	Stock-Based Compensation Plans

The Stock-Based Compensation Plans footnote represents all share based compensation data related to us and our subsidiaries’ employees. As of December 31, 2007, our ultimate parent, PFG has the 2005 Stock Incentive Plan, the Employee Stock Purchase Plan, the Stock Incentive Plan and the Long-Term Performance Plan (“Stock-Based Compensation Plans”). As of May 17, 2005, no new grants will be made under the Stock Incentive Plan or the Long-Term Performance Plan. Under the terms of the 2005 Stock Incentive Plan, grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance units, or other stock based awards. To date, PFG has not granted any incentive stock options, restricted stock, or performance units.

69 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

20.	Stock-Based Compensation Plans — (continued)

For awards with graded vesting, we use an accelerated expense attribution method. The compensation cost that was charged against income for the Stock-Based Compensation Plans is as follows:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)

Compensation cost	$53.0	$58.0	$47.4
Related income tax benefit	17.6	19.0	15.5
Capitalized as part of an asset	4.0	3.4	1.6

Nonqualified Stock Options

Nonqualified stock options were granted to certain employees under the 2005 Stock Incentive Plan and the Stock Incentive Plan. Options outstanding under the 2005 Stock Incentive Plan and the Stock Incentive Plan were granted at an exercise price equal to the fair market value of PFG’s common stock on the date of grant and expire ten years after the grant date. These options have graded or cliff vesting over a three-year period, except in the case of approved retirement.

The total intrinsic value of stock options exercised was $42.3 million, $38.4 million and $27.8 million during 2007, 2006 and 2005, respectively.

The weighted-average remaining contractual lives for stock options exercisable is approximately 6 years as of December 31, 2007.

The fair value of stock options is estimated using the Black-Scholes option pricing model. The following is a summary of the assumptions used in this model for the stock options granted during the period:

	For the Year Ended December 31,
Options	2007	2006	2005

Expected volatility	23.6%	16.2%	19.1%

Expected term (in years)	6	6	6

Risk-free interest rate	4.6%	4.6%	4.1%

Dividend yield	1.28%	1.32%	1.41%

Weighted average estimated fair value	$17.98	$11.41	$9.18

We previously determined expected volatility for stock options granted based on, among other factors, historical volatility using monthly price observations. Beginning with stock options granted in 2007, we determine expected volatility based on, among other factors, historical volatility of PFG’s common stock using daily price observations. We believe that daily price observations provide a better estimate of expected fluctuations in PFG’s common stock price over the expected term of stock options granted. The expected term represents the period of time that options granted are expected to be outstanding and is estimated based on the simplified method as described by the SEC. We do not believe we have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term due to the limited period of time PFG’s common stock has been publicly traded. We expect to use historical exercise and employee termination data to develop our expected term as soon as sufficient data becomes available. The risk-free rate for periods within the expected term of the option is based on the U.S. Treasury risk-free interest rate in effect at the time of grant. The dividend yield is based on historical dividend distributions compared to the closing price of PFG’s common shares on the grant date.

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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

20.	Stock-Based Compensation Plans — (continued)

As of December 31, 2007, there were $12.9 million of total unrecognized compensations costs related to nonvested stock options. The cost is expected to be recognized over a weighted-average service period of approximately 1.9 years.

Performance Share Awards

Beginning in 2006, performance share awards were granted to certain employees under the 2005 Stock Incentive Plan. The performance share awards are treated as an equity award and are paid in shares. Whether the performance shares are earned depends upon the participant’s continued employment through the performance period (except in the case of an approved retirement) and PFG performance against three-year goals set at the beginning of the performance period. A return on equity objective and an earnings per share objective must be achieved for any of the performance shares to be earned. If the performance requirements are not met, the performance shares will be forfeited, no compensation cost is recognized and any previously recognized compensation cost is reversed. There is no maximum contractual term on these awards.

The fair value of performance share awards is determined based on the closing stock price of PFG common shares on the grant date. The weighted-average grant-date fair value of performance share awards granted during 2007 and 2006 were $62.73 and $49.40, respectively.

As of December 31, 2007, there were $13.4 million of total unrecognized compensation costs related to nonvested performance share awards granted. The cost is expected to be recognized over a weighted-average service period of approximately 1.6 years.

Because no performance share awards vested or were paid out, the intrinsic value of performance share awards vested and the actual tax benefits realized for tax deductions for performance share award payouts were $0.0 million in 2007 and 2006.

Restricted Stock Units

Restricted stock units are issued under the 2005 Stock Incentive Plan and Stock Incentive Plan. Restricted stock units are treated as an equity award. There is no maximum contractual term on these awards.

Restricted stock units were issued to certain employees and agents pursuant to the Stock Incentive Plan and 2005 Stock Incentive Plan. Under these plans, awards have a graded or cliff vesting over a three-year service period. When service for PFG ceases (except in the case of an approved retirement), all vesting stops and unvested units are forfeited.

The total intrinsic value of restricted stock units vested was $21.7 million, $15.0 million and $1.0 million during 2007, 2006 and 2005, respectively.

The fair value of restricted stock units is determined based on the closing stock price of PFG’s common shares on the grant date. The weighted-average grant-date fair value of restricted stock units granted during 2007, 2006 and 2005 was $61.28, $50.08 and $39.51, respectively.

As of December 31, 2007, there were $12.4 million of total unrecognized compensation costs related to nonvested restricted stock unit awards granted under these plans. The cost is expected to be recognized over a weighted-average period of approximately 2.0 years.

71 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
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Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

20.	Stock-Based Compensation Plans — (continued)

Employee Stock Purchase Plan

Under the Employee Stock Purchase Plan, participating employees have the opportunity to purchase shares of PFG common stock on a quarterly basis. Employees may purchase up to $25,000 worth of PFG common stock each year. Employees may purchase shares of PFG’s common stock at a price equal to 85% of the shares’ fair market value as of the beginning or end of the quarter, whichever is lower.

We recognize compensation expense for the fair value of the discount granted to employees participating in the Employee Stock Purchase Plan in the quarter of grant. Shares of the Employee Stock Purchase Plan are treated as an equity award. The weighted-average fair value of the discount on the stock purchased was $10.47, $10.34 and $7.97 during 2007, 2006 and 2005, respectively. The total intrinsic value of the Employee Stock Purchase Plan shares settled was $5.9 million, $6.2 million and $5.4 million during 2007, 2006 and 2005, respectively.

Long-Term Performance Plan

PFG also maintains the Long-Term Performance Plan, which provides the opportunity for eligible executives to receive additional awards if specified minimum corporate performance objectives are achieved over a three-year period. This plan utilizes stock as an option for payment and is treated as a liability award during vesting and a liability award or equity award subsequent to vesting, based on the participant payment election. Effective with PFG stockholder approval of the 2005 Stock Incentive Plan, no further grants will be made under the Long-Term Performance Plan and any future awards paid under the Long-Term Performance Plan will be issued under the 2005 Stock Incentive Plan. As of December 31, 2005, all awards under this plan were fully vested and no awards were granted under this plan in 2007, 2006 or 2005. There is no maximum contractual term on these awards.

The fair value of Long-Term Performance Plan liability units is determined as of each reporting period based on the Black-Scholes option pricing model that uses the assumptions noted in the following table:

	For the Year Ended December 31,
Long-Term Performance Plan	2007	2006

Expected volatility	25.0%	11.2%

Expected term (in years)	2	2

Risk-free interest rate	3.2%	4.8%

Dividend yield	—%	—%

The amount of cash used to settle Long-Term Performance Plan units granted was $2.9 million and $10.2 million for 2007 and 2006, respectively. The total intrinsic value of Long-Term Performance Plan units settled was $3.0 million, $10.4 million and $6.1 million during 2007, 2006 and 2005, respectively.

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www.principal.com

Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

20.	Stock-Based Compensation Plans — (continued)

21.	Quarterly Results of Operations (Unaudited)

The following is a summary of unaudited quarterly results of operations for 2007 and 2006:

	For the Three Months Ended
	December 31	September 30	June 30	March 31
	(in millions)

2007
Total revenues	$2,165.6	$2,494.8	$2,528.1	$2,400.1
Total expenses	2,229.8	2,215.8	2,140.4	2,080.5
Income (loss) from continuing operations, net of related income taxes	(0.4)	193.9	286.0	241.4
Income (loss) from discontinued operations, net of related income taxes	20.6	(0.2)	(0.2)	—
Net income	20.2	193.7	285.8	241.4
2006
Total revenues	$2,369.9	$2,231.7	$2,258.1	$2,224.0
Total expenses	2,057.3	1,917.7	1,974.0	1,866.0
Income from continuing operations, net of related income taxes	232.5	231.9	209.0	275.3
Income (loss) from discontinued operations, net of related income taxes	30.0	(0.8)	(0.3)	—
Net income	262.5	231.1	208.7	275.3

73 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Principal Premier Variable Annuity Contract
1-800-633-1373